As filed with the Securities and Exchange Commission on May 8, 2015

Securities Act Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

Registration Statement Under The Securities Act Of 1933: ☒

Pre-Effective Amendment No.
Post-Effective Amendment No.

HARRIS & HARRIS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

1450 Broadway
24th Floor
New York, New York, 10018

(Address of Principal Executive Offices)

(212) 582-0900

(Registrant’s Telephone Number, including Area Code)

Douglas W. Jamison
Chairman and Chief Executive Officer
1450 Broadway
24th Floor
New York, New York, 10018

(Name and Address of Agent for Service)

Copies to:

Steven B. Boehm
John J. Mahon
Sutherland Asbill & Brennan LLP
700 Sixth Street, NW
Washington, DC 20001
(202) 383-0100

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)
Common Stock, $0.01 par value per share(2)(3)
Preferred Stock, $0.10 par value per share(2)
Subscription Rights(2)
Debt Securities(4)
Warrants(5)
Total(6)	$10,000,000	$1,162.00

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this Registration Statement.
(2)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of shares of common stock or preferred stock, or subscription rights to purchase shares of common stock as may be sold, from time to time.
(3)	Includes such indeterminate number of shares of common stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.
(4)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $10,000,000.
(5)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of warrants as may be sold, from time to time.
(6)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $10,000,000.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED            , 2015

PROSPECTUS

$10,000,000

Harris & Harris Group, Inc.

Common Stock
Preferred Stock
Subscription Rights
Debt Securities
Warrants

Harris & Harris Group, Inc.®, is an internally managed non-diversified closed-end management investment company that has elected to be treated as a business development company (a “BDC”) under the Investment Company Act of 1940, or the “1940 Act”. We focus on making investments in transformative companies enabled by disruptive science, particularly ones that are enabled by BIOLOGY+. We define our investment focus of BIOLOGY+ as investments in interdisciplinary life science companies where biology innovation is intersecting with innovations in areas such as electronics, physics, materials science, chemistry, information technology, engineering and mathematics. Our investment objective is to achieve long-term capital appreciation by making venture capital investments. We define venture capital investments as the money and resources made available to privately held and publicly traded small businesses that we believe have exceptional growth potential. Our investment approach is comprised of an examination of available opportunities, thorough due diligence and close involvement with and assistance provided to management of our portfolio companies. We are overseen by our Board of Directors and managed by our officers and have no external investment advisor.

We expect to invest a substantial portion of our assets in securities that we consider to be private venture capital equity investments. These private venture capital equity investments usually do not pay interest or dividends and typically are subject to legal or contractual restrictions on resale that may adversely affect the liquidity and marketability of such securities. Some of our convertible bridge notes may result in payment-in-kind (“PIK”) interest, but our investments generally do not produce current income.

We may offer, from time to time, in one or more offerings, up to $10,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities, and warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as our “securities.” The preferred stock, subscription rights, warrants and debt securities offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

The offering price per share of our common stock less any underwriting commissions or discounts will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may in the future seek to issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) with the prior approval of the majority of shareholders of our common stock, (ii) in connection with one or more rights offerings to our existing shareholders or (iii) under such other circumstances as the SEC may permit. In addition, even if we seek and obtain shareholder approval to sell our common stock at a price below our net asset value per share, we cannot do so unless our Board of Directors determines that it would be in our and our shareholders’ best interests to do so.

Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers or otherwise without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of securities.

Our common stock is traded on the Nasdaq Global Market under the symbol “TINY.” Our net asset value per share of our common stock as of December 31, 2014 was $3.51. On May 7, 2015, the last reported sales price on the Nasdaq Global Market for our common stock was $2.94 per share, representing a 16.2% discount to our net asset value as of December 31, 2014.

This prospectus, and any accompanying prospectus supplement, contains important information about us that a prospective investor should know before investing in our securities. Please read this prospectus, and any accompanying prospectus supplement, before investing and keep it for future reference. We will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the “SEC.” This information will be available free of charge by contacting us by mail at 1450 Broadway, 24th Floor, New York, NY 10018, by telephone at (212) 582-0900 or on our website at http://www.hhvc.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

An investment in our securities is subject to risks and involves a heightened risk of total loss of investment. In particular, shares of closed-end investment companies, including business development companies, such as our company, frequently trade at a discount to their net asset value. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 16 to read about factors you should consider, including the risk of leverage, before investing in our securities.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is            , 2015.

You should rely only on the information contained or incorporated by reference in this Prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction in which the offer or sale is not permitted. Prospective investors should assume that the information appearing in this Prospectus is accurate only as of the date of this Prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, or the Securities Act, we may offer, from time to time, in one or more offerings, up to $10,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities, and warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on such terms to be determined at the time of the offering. Our securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of our securities. Each time we use this prospectus to offer our securities, we will provide a prospectus supplement that will contain specific information about the terms of such offering. In particular, such prospectus supplement will include updated risk factors, financial data, portfolio holdings and their respective valuations, and other disclosure that will be tailored to address the pertinent market and other conditions that are prevalent at the time of such offering. Such disclosure will include, for example, the per share dollar amount of dilution, if any, that investors in such offering will incur. A prospectus supplement may also add, update or change information contained in this prospectus. If there is any inconsistency between information in this prospectus and the accompanying prospectus supplement, you should rely only on the information contained in the accompanying prospectus supplement. Please carefully read this prospectus and the accompanying prospectus supplement together with any exhibits and the additional information described under the headings “Prospectus Summary,” “Risk Factors” and “Further Information” before you make an investment decision.

You should rely on the information contained in this prospectus. We have not authorized any dealer, salesman or other person to provide you with different information or to make representations as to matters not stated in this prospectus or any accompanying prospectus supplement. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus, and any accompanying prospectus supplement, does not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus or any accompanying prospectus supplement. We will amend or supplement this prospectus and any accompanying prospectus supplement in the event of any material change to the information contained herein or therein during any applicable distribution period.

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PROSPECTUS SUMMARY

This summary highlights information that is described more fully elsewhere in this Prospectus and in the documents to which we have referred. It may not contain all of the information that is important to you. To understand the offering fully, you should read the entire document carefully, including the risk factors beginning on page 16.

In this Prospectus, unless otherwise indicated, “Harris & Harris,” “Company,” “us,” “our” and “we” refer to Harris & Harris Group, Inc.® “Harris & Harris Group, Inc.” is a registered service mark. This Prospectus also includes trademarks owned by other persons.

Overview

Harris & Harris Group, Inc.® (the “Company,” “us,” “our,” and “we”), is an internally managed non-diversified closed-end venture capital company that builds transformative companies from disruptive science. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). For tax purposes, we have elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We were incorporated under the laws of the state of New York in August 1981. Our investment objective is to achieve long-term capital appreciation by making venture capital investments. Generation of current income is a secondary objective. We define venture capital investments as the money and resources made available to privately held and publicly traded small businesses that we believe have exceptional growth potential. Our investment approach is comprised of a patient examination of available opportunities, thorough due diligence and close involvement with management of our portfolio companies. As a venture capital company, we invest in and offer managerial assistance to our portfolio companies, many of which, in our opinion, have significant potential for growth. We are overseen by our Board of Directors and managed by our officers and have no external investment advisor.

Our business model is simple. We help build transformative companies by identifying interesting investment spaces, by being the first investors, by building value in these companies over a multi-year period, and by realizing returns from our investments most commonly through acquisitions or through sales of publicly traded securities following initial public offerings (“IPOs”) or other forms of public listings, and reinvesting some of the returns on our investments into new portfolio companies that can drive future growth. We believe our evergreen structure is a competitive advantage over traditional, time-limited venture capital private partnerships as most of those entities do not have permanent capital to invest in portfolio companies. We believe we are a unique company with our focus on being actively involved investors in the formation and building of early-stage companies founded on disruptive science as a liquid, publicly traded company.

Our investment focus has two primary characteristics: (1) we found, incubate and help build transformative companies from disruptive science and (2) we focus on BIOLOGY+ companies. We define our investment focus of BIOLOGY+ as investments in interdisciplinary life science companies where biology innovation is intersecting with innovations in areas such as electronics, physics, materials science, chemistry, information technology, engineering and mathematics. We focus on this intersection because we believe interdisciplinary innovation will be required in order to address many of the life science challenges of the future. As of December 31, 2014, 58% of the value of our venture capital portfolio is invested in BIOLOGY+ companies. Since 2008, more than 80% of our initial investments have been in BIOLOGY+ companies. Our focus on BIOLOGY+ is not a fundamental policy, and we will not be required to give notice to shareholders prior to making a change from this focus.

To the investor, we offer:

•	an established firm with a positive track record of investing in venture capital-backed companies as further discussed in “Investments and Current Investment Pace” on page 54;
•	a team of professionals, including five full-time members of management, four of whom are designated as Managing Directors: Douglas W. Jamison, Daniel B. Wolfe, Misti Ushio and Alexei A. Andreev, to evaluate and monitor investments. These five professionals collectively have expertise in venture capital investing, intellectual property and BIOLOGY+-related disciplines;

•	access to disruptive science-enabled companies, particularly ones that are enabled by BIOLOGY+ that would otherwise be difficult to access or inaccessible for most current and potential shareholders;
•	an existing portfolio of companies at varying stages of maturity that provide for a potential pipeline of investment returns over time;
•	access to a vehicle that can invest opportunistically in a range of types of securities to take advantage of market inefficiencies;
•	access to venture capital investments in a vehicle that, unlike private venture capital firms, has permanent capital, is transparent and is liquid.

We have demonstrated that we have the ability to discover, diligence, invest, build and realize gains in transformative companies built from disruptive science. We spend a tremendous amount of time with these companies, often playing managerial roles in the earliest stages of their development. Our technical knowledge is important at this stage. Our success in building management teams and focusing on key market opportunities is critical at this stage. As these companies develop, we continue to invest in them, and we invite other investors with complementary skill-sets to invest and add value. In many of these companies, there is a round of capital that has an asymmetrical or outsized return potential compared to other rounds. By being in the companies early, and by recognizing this opportunity, we believe we have the potential to deliver outsized returns even though the investment time period may be long. We also believe we have an investment thesis and an interdisciplinary team that are difficult to replicate and give us a competitive advantage.

We identify investment opportunities primarily through four channels:

•	our involvement in BIOLOGY+-related fields;
•	proactively identifying market opportunities that will be believe will be growth opportunities five to seven years from the date of our initial investment;
•	research institutions, universities, and corporations that seek to transfer their scientific discoveries to the private sector; and
•	referrals from our portfolio companies.

We review over 300 business opportunities per year, of which:

•	about 30% will qualify for an initial presentation;
•	about 5-10% will become the subject of formal due diligence; and
•	less than 2% will be voted upon by our investment team.

BIOLOGY+

Currently, we plan to focus all our efforts on building new companies enabled by our BIOLOGY+ thesis. The slide below identifies five fields within BIOLOGY+ that we are actively involved with and where we are continuing to look for future investment opportunities. A defining feature of our interdisciplinary team and our BIOLOGY+ focus is that many of these companies may intersect other areas of our interest as well.

There are very few people and very few venture capital firms still in existence that have the expertise to find, incubate and build these types of companies. The disruptive science comes from leading laboratories at premier research institutions. It takes time, experience and often partnerships with leading, global scientific companies to bring the technology to market. Our team, with scientific backgrounds in chemistry, biochemical engineering, physics, genetics and material science, is uniquely qualified to identify, diligence and invest in these opportunities.

Investment Opportunity

We believe our portfolio and the areas we are now investing in are positioned well for the critical high growth areas of the next decade and hold the potential to generate outsized returns for our shareholders in the mid and long-term. That said, realizing these returns requires that our portfolio companies and we have access to capital. The number of venture capital firms that invest in similar types of companies as us have decreased substantially in the past decade. This shift presents opportunities and challenges for us. The opportunities lie in the ability for us to dictate better terms and valuations that may lead to better returns on invested capital than otherwise might be available if the funding environment was more competitive. The challenge is that without such capital being available from traditional funding sources and with regulatory and other structural issues in the capital markets that make it more difficult for small companies to access the public markets for capital, we are required to invest more capital than we otherwise may have been required to invest historically. While these challenges are not easy to overcome, we believe the balance of these two factors is currently weighted to the side of opportunity.

Our ability to raise capital to fund additional investments provides a number of possible benefits to our shareholders, including the following:

•	Protecting or increasing ownership in existing portfolio companies that we believe have the best potential to generate future returns on invested capital;
•	Greater number of and larger investment opportunities may be available with a larger capital base;
•	Additional capital may reduce our operating expenses per share;

•	Higher market capitalization and greater liquidity may make our common stock more attractive to investors;
•	Our ability to raise additional capital may help reduce or eliminate our stock price discount to net asset value.

Credit Facility

On September 30, 2013, the Company entered into a four-year, $20,000,000, multi-draw term loan credit facility with Orix Corporate Capital, Inc. (the “Loan Facility”), which may be used to fund investments in portfolio companies. The Loan Facility, among other things, matures on September 30, 2017, and bears interest at 10% per annum in cash. The Company has the option to have interest accrue at a rate of 13.5% per annum if the Company decides not to pay interest in cash monthly. The Company currently plans to pay interest in cash if and when any borrowings are outstanding. The Loan Facility also requires payment of a draw fee on each borrowing equal to 1.0% of such borrowing and an unused commitment fee of 1.0% per annum. Interest and fee payments under the Loan Facility are made quarterly in arrears. The Company may prepay the loans or reduce the aggregate commitments under the Loan Facility at any time prior to the maturity date, as long as certain conditions are met, including payment of required prepayment or termination fees. The Loan Facility is secured by all of the assets of the Company and its wholly owned subsidiaries, subject to certain customary exclusions. The Loan Facility contains certain affirmative and negative covenants, including without limitation: (a) maintenance of certain minimum liquidity requirements; (b) maintenance of an eligible asset leverage ratio of not less than 4.0:1.0; (c) limitations on liens; (d) limitations on the incurrence of additional indebtedness; and (e) limitations on structural changes, mergers and disposition of assets (other than in the normal course of our business activities). There were no borrowings at closing, and at December 31, 2014, and December 31, 2013, the Company had no outstanding debt.

Operational and Regulatory Structure

We incorporated under the laws of the state of New York in August 1981. In 1983, we completed an IPO. In 1984, we divested all of our assets except Otisville BioTech, Inc., and became a financial services company with the investment in Otisville as the initial focus of our business activity.

In 1992, we registered as an investment company under the 1940 Act, commencing operations as a closed-end, non-diversified investment company. In 1995, we elected to become a BDC. As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of “eligible portfolio companies.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. If at any time less than 70% of our gross assets are comprised of qualifying assets, including as a result of an increase in the value of any non-qualifying assets or decrease in the value of any qualifying assets, we would generally not be permitted to acquire any additional non-qualifying assets until such time as 70% of our then current gross assets were comprised of qualifying assets. We would not be required, however, to dispose of any non-qualifying assets in such circumstances. See “Regulation as a Business Development Company.” For tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code. We filed for the 1999 tax year to elect treatment as a RIC under Subchapter M of the Code and qualified for the same treatment for the years 2000 through 2013. However, there can be no assurance that we will qualify as a RIC for 2014 or subsequent years.

In the case of a RIC that furnishes capital to development corporations, there is an exception to the rule relating to the diversification of investments required to qualify for RIC treatment. This exception is available only to regulated investment companies that the SEC determines to be principally engaged in the furnishing of capital to other corporations that are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available (“SEC Certification”). We have received SEC Certification since 1999, including for 2013, but it is possible that we may not receive SEC Certification in future years. We intend to apply for certification for 2014.

Risk Factors

Set forth below is a summary of certain risks that you should carefully consider before investing in our Common Stock. See “Risk Factors” beginning on page 16 for a more detailed discussion of the risks of investing in our Common Stock.

Risks related to the companies in our portfolio.

•	Approximately 49.1% of the net asset value attributable to our equity-focused venture capital investment portfolio, or 38.5% of our net asset value, as of December 31, 2014, is concentrated in Adesto Technologies Corporation, Metabolon, Inc., Enumeral Biomedical Holdings, Inc., and D-Wave Systems, Inc.
•	The difficult venture capital investment and capital market climates for the types of companies in which we invest could increase the non-performance risk for our portfolio companies.
•	Changes in valuations of early-stage small businesses tend to be more volatile than changes in prices of established, more mature securities.
•	The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States, which may have a negative impact on our business and operations.
•	Investing in small, privately held and publicly traded companies involves a high degree of risk and is highly speculative.
•	We have historically invested in sectors including life sciences, energy and electronics that are subject to specific risks related to each industry.
•	The three main industry sectors around which our current and historical investments have developed are all capital intensive.
•	Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse.
•	We invest in illiquid securities and may not be able to dispose of them when it is advantageous to do so, or ever.
•	Successful portfolio companies do not always result in positive investment returns.
•	Our investments in debt securities of portfolio companies may be extremely risky, and we could lose all or part of our investments.
•	To the extent we use debt to finance our investments, changes in interest rates could affect our cost of capital and net investment income.
•	Our portfolio companies may incur debt that ranks senior to our investments in such companies.
•	Our portfolio companies face risks associated with international sales.
•	The effect of global climate change may impact our operations and the operations of our portfolio companies.
•	Uncertainty about the financial stability of the United States and of several countries in the European Union (EU) could have a significant adverse effect on our business, financial condition and results of operations.

Risks related to our Company.

•	Our business may be adversely affected by the small size of our market capitalization.
•	Because there is generally no established market in which to value our investments, our Valuation Committee’s value determinations may differ materially from the values that a ready market or third party would attribute to these investments.

•	We expect to continue to experience material write-downs of securities of portfolio companies.
•	Unfavorable regulatory changes could impair our ability to engage in liquidity events and dampen our returns.
•	We are subject to risks associated with our strategy of increasing assets under management by raising third-party funds to manage.
•	Our shares of common stock are trading at a discount from net asset value and may continue do so in the future.
•	Because we do not choose investments based on a strategy of diversification, nor do we rebalance the portfolio should one or more investments increase in value substantially relative to the rest of the portfolio, the value of our portfolio is subject to greater volatility than the value of companies with more broadly diversified investments.
•	We are dependent upon key management personnel for future success, and may not be able to retain them.
•	The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning, could impair our ability to conduct business effectively.
•	We are dependent on information systems and systems failures could disrupt our business, which may, in turn, negatively affect the market price of our common stock.
•	Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.
•	Bank borrowing or the issuance of debt securities or preferred stock by us, to fund investments in portfolio companies or to fund our operating expenses, would make our total return to shareholders of our common stock more volatile.
•	If we are unable to comply with the covenants or restrictions of the Loan Facility, our business could be materially adversely affected.
•	We may expose ourselves to risks if we engage in hedging transactions.
•	We are authorized to issue preferred stock, which would convey special rights and privileges to its owners senior to those of Common Stock shareholders.
•	Loss of status as a regulated investment company (RIC) could reduce our net asset value and distributable income.
•	We may elect not to be treated as a RIC if we are not able to qualify as a RIC in any given year.
•	A deemed dividend election could affect the value of our stock.
•	We operate in a heavily regulated environment, and changes to, or non-compliance with, regulations and laws could harm our business.
•	Market prices of our Common Stock will continue to be volatile.
•	Quarterly results fluctuate and are not indicative of future quarterly performance.
•	Investment in foreign securities could result in additional risks.
•	Investing in our stock is highly speculative and an investor could lose some or all of the amount invested.

•	Our strategy of writing covered calls and buying put options on public portfolio company securities held by us could result in us receiving a lower return for such investments than if we had not employed such strategy.
•	The Board of Directors intends to grant restricted stock pursuant to the Amended and Restated Harris & Harris Group, Inc. 2012 Equity Incentive Plan (the “Stock Plan”). These equity awards may have a dilutive effect on existing shareholders.

Risks related to offerings pursuant to this prospectus.

•	Our common stock price may be volatile and may decrease substantially.
•	Our common stock has recently traded, and may in the future trade, at premiums that may prove to be unsustainable or at discounts from net asset value.
•	There is a risk that you may not receive dividends or that our dividends may not grow over time, particularly since we invest primarily in securities that do not produce current income.
•	We will have broad discretion over the use of proceeds from any future offering pursuant to this prospectus and any accompanying prospectus supplement, to the extent any such offering if successful, and will use proceeds in part to satisfy operating expenses.
•	Investors in any future offering pursuant to this prospectus and any accompanying prospectus supplement may incur immediate and substantial dilution.
•	Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering.
•	If we issue preferred stock, debt securities or convertible debt securities the net asset value and market value of our common stock will likely become more volatile.
•	Holders of any preferred stock we might issue would have the right to elect members of our Board of Directors and class voting rights on certain matters.
•	The trading market or market value of any future publicly issued debt securities may fluctuate.
•	Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.
•	Our credit ratings may not reflect all risks of an investment in our debt securities.

See “Risk Factors” beginning on page 16 and the other information included in this prospectus for additional discussion of factors you should carefully consider before deciding to invest in our securities.

Our Corporation Information

Our Principal office is located at 1450 Broadway, 24th Floor, New York, NY 10018, and our telephone number is 212-582-0900.

Offerings

We may offer, from time to time, up to $10,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock, debt securities, and warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on terms to be determined at the time of the offering and set forth in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our common stock at the time of an offering. However, we may in the future seek to issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) with the prior approval of the majority of the shareholders of our common stock, (ii) in connection with one or more rights offerings to our existing shareholders or (iii) under such other circumstances as the SEC may permit. In addition, even if we seek and obtain shareholder approval to sell our common stock at a price below our net asset value per share, we cannot do so unless our Board of Directors determines that it would be in our and our shareholders’ best interests to do so.

Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding offerings of our securities:

Use of Proceeds
Unless otherwise specified in a prospectus supplement, we plan to invest the net proceeds from the sale of our securities pursuant to this prospectus and any accompanying prospectus supplement in portfolio companies in accordance with our investment objective and strategies described in this prospectus. We expect to invest or reserve for potential follow-on investment the net proceeds of any offering within two years from the completion of such offering. The net proceeds of this offering invested after two years will be used only for follow-on investments. Pending investment in portfolio companies, we intend to invest the net proceeds of any offering of our Common Stock in time deposits and/or income-producing securities that are issued or guaranteed by the federal government or an agency of the federal government or a government-owned corporation, which may yield less than our operating expense ratio. We may also use the proceeds of this offering for operating expenses, including due diligence expenses on potential investments. Our portfolio companies rarely pay us dividends or interest, and we do not generate enough income from fixed income investments to meet all of our operating expenses. If we pay operating expenses from the proceeds, it will reduce the net proceeds of the offering that we will have available for investment. See “Use of Proceeds.”
NASDAQ Global Market Symbol
Our common stock is listed on the NASDAQ Global Market under the symbol “TINY”
Distributions
The timing and amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our shareholders will be declared out of assets legally available for distribution. As we focus on making primarily capital gains-based investments in equity securities, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable distributor of dividends, and we expect that our dividends, if any, will be less consistent than the dividends of other business development companies that primarily make debt investments.

To the extent that we retain any net capital gain, we may make deemed capital gain distributions. If we do make a deemed capital gain distribution, you will not receive a cash distribution, but instead you will receive a tax credit and increase in basis equal to your proportionate share of the tax paid by us on your behalf. We currently intend to retain our net capital gains for investment and pay the associated federal corporate income tax. We may change this policy in the future.
Taxation
We have elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our shareholders as dividends. To maintain our RIC tax status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Certain U.S. Federal Income Tax Considerations.”
Leverage
We may borrow for investment purposes and, if we do borrow, we would be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities.
Trading
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.
Certain Anti-Takeover Measures
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our securities the opportunity to realize a premium over the market price for our securities. See “Description of Our Securities.”
Risk Factors
Investing in our securities involves a high degree of risk. You should consider carefully the information found under the heading “Risk Factors.”. If we fail to qualify as a regulated investment company, we could become subject to federal income tax on all of our income, which could have a material adverse effect on our financial performance. We invest in small businesses with little to no operating history. These activities may involve a high degree of business and financial risk. We are also subject to risks associated with access to additional capital, fluctuating quarterly results and variation in our portfolio value.

Available Information
We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus.

We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information is also available free of charge by contacting us at Harris & Harris Group, Inc., 1450 Broadway, 24th Floor, New York, NY 10018, by telephone at (212) 582-0900, or on our website at http://www.hhvc.com.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. The footnotes to the fee table state which items are estimates, and actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, shareholders will indirectly bear such fees or expenses as investors in Harris & Harris Group, Inc.; however, your responsibility for such fees or expenses is limited to your investment in Harris & Harris Group, Inc.

Shareholder Transaction Expenses:
Sales Load (as a percentage of offering price)		(1)
Offering Expenses (as a percentage of offering price)		(2)
Total shareholder transaction expenses (as a percentage of the public offering price)		(3)
Annual Expenses (as a percentage of net assets attributable to Common Stock):(10)
Other Expenses	6.87%(4)
Salaries and Benefits	3.95%(5)
Administration and Operations	1.73%(6)
Professional Fees	1.19%(7)
Acquired Fund Fees and Expenses	0.0%(8)
Interests and fees paid in connection with borrowed funds	0.17%(9)
Total Annual Expenses	7.04%

(1)	In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses.
(3)	Total shareholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.
(4)	“Other Expenses” are based on projected amounts for the fiscal year ended December 31, 2015.
(5)	“Salaries and Benefits” includes non-cash, stock-based compensation expenses. We do not have an investment adviser and are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.
(6)	“Administration and Operations” includes expenses incurred for administration, operations, rent, directors’ fees and expenses, depreciation and custodian fees.
(7)	“Professional Fees” includes legal and accounting expenses.
(8)	Amount reflects our estimated expenses for the twelve months ending December 31, 2015 relating to the temporary investment of proceeds in money market funds pending our investment of such proceeds in portfolio companies in accordance with our investment objective and strategies described in this prospectus.
(9)	“Interest and fees paid in connection with borrowed funds” represents interest and fee payments on borrowed funds incurred for the year ended December 31, 2014. This percentage for the year ended December 31, 2013 was 0.05%.
(10)	“Net assets attributable to common stock” equals the weighted average net assets for 2014, which is approximately $117,975,200.

Example

The following examples illustrate the dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Common Stock. These amounts are based upon payment by us of expenses at levels set forth in the above table, including the non-cash, stock-based compensation expenses.

On the basis of the foregoing, including the non-cash, stock-based compensation expense, you would pay the following expenses on a hypothetical $1,000 investment, assuming a 5% annual return:*

1 Year	3 Years	5 Years	10 Years
$70	$205	$334	$636

*	This example includes non-cash, stock-based compensation. Excluding the non-cash, stock-based compensation, you would pay expenses of $61 in 1 year, $182 in 3 years, $300 in 5 years and $583 in 10 years, on a $1,000 investment, assuming a 5% return.

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our Common Stock will bear directly or indirectly. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of our common stock. The above example should not be considered a representation of future expenses. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the example.

SELECTED FINANCIAL AND OTHER DATA

The selected financial and other data below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this prospectus. Financial information at and for the fiscal years ended December 31, 2014, 2013, 2012, 2011 and 2010 is derived from our financial statements that were audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. Historical data is not necessarily indicative of the results to be expected for any future period. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” below for more information.

Financial Position as of December 31:

	2014	2013	2012	2011	2010
Total assets	$112,094,861	$125,063,946	$131,990,250	$150,343,653	$149,289,168
Total liabilities	$2,440,434	$2,362,371	$3,553,476	$4,645,246	$2,435,256
Net assets	$109,654,427	$122,701,575	$128,436,774	$145,698,407	$146,853,912
Net asset value per outstanding share	$3.51	$3.93	$4.13	$4.70	$4.76
Cash dividends paid	$0.00	$0.00	$0.00	$0.00	$0.00
Cash dividends paid per outstanding share	$0.00	$0.00	$0.00	$0.00	$0.00
Shares outstanding, end of year	31,280,843	31,197,438	31,116,881	31,000,601	30,878,164

Operating Data for Year Ended December 31:

	2014	2013	2012	2011	2010
Total investment income	$517,800	$470,902	$722,227	$702,765	$446,038
Total expenses(1)	$8,419,527	$8,493,108	$9,525,570	$9,041,130	$8,001,845
Net operating loss	$(7,901,727)	$(8,022,206)	$(8,803,343)	$(8,338,365)	$(7,555,807)
Total tax expense (benefit)	$17,896	$27,994	$15,236	$6,922	$4,461
Net realized (loss) gain income from investments	$(5,083,625)	$18,516,268	$2,406,433	$2,449,705	$(3,740,518)
Net (increase) decrease in unrealized depreciation on investments	$(585,068)	$(18,283,020)	$(13,589,990)	$2,347,297	$21,883,175
Net (decrease) increase in net assets resulting from operations	$(13,570,420)	$(7,788,958)	$(19,986,900)	$(3,541,363)	$10,586,850
(Decrease) increase in net assets resulting from operations per average outstanding share	$(0.43)	$(0.25)	$(0.65)	$(0.12)	$0.34

(1)	Included in total expenses is non-cash, stock-based compensation expense of $857,006 in 2014; $1,249,756 in 2013; $2,928,943 in 2012; $1,894,800 in 2011; and $2,088,091 in 2010.

SELECTED QUARTERLY FINANCIAL DATA

The following table sets forth certain quarterly financial data for the fiscal years ended December 31, 2014, 2013, 2012 and 2011. This data is derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	2014
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Total investment income	$146,291	$133,835	$93,373	$144,301
Net operating loss	$(1,975,372)	$(2,084,855)	$(1,877,603)	$(1,963,897)
Net (decrease) increase in net assets resulting from operations	$(6,475,677)	$4,328,055	$(910,852)	$(10,511,946)
Net (decrease) increase in net assets resulting from operations per average outstanding share(1)	$(0.21)	$0.14	$(0.03)	$(0.33)

(1)	Weighted average common shares were 31,197,438, 31,201,574, 31,245,664, and 31,246,046 for the three months ended March 31, 2014, June 30, 2014, September 30, 2014, and December 31, 2014 respectively.

	2013
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Total investment income (loss)	$185,090	$189,963	$135,025	$(39,176)
Net operating loss	$(1,935,573)	$(1,989,938)	$(1,892,794)	$(2,203,901)
Net (decrease) increase in net assets resulting from operations	$(2,060,192)	$4,104,761	$(2,096,162)	$(7,737,365)
Net (decrease) increase in net assets resulting from operations per average outstanding share(1)	$(0.07)	$0.13	$(0.07)	$(0.25)

(1)	Weighted average common shares were 31,116,881, 31,118,358, 31,159,256, and 31,159,569 for the three months ended March 31, 2013, June 30, 2013, September 30, 2013, and December 31, 2013 respectively.

	2012
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Total investment income (loss)	$160,890	$(28,446)	$396,246	$193,537
Net operating loss	$(2,089,381)	$(3,275,280)	$(1,450,334)	$(1,988,348)
Net increase (decrease) in net assets resulting from operations	$5,580,183	$(1,905,919)	$(3,669,717)	$(19,991,447)
Net increase (decrease) in net assets resulting from operations per average outstanding share(1)	$0.18	$(0.06)	$(0.12)	$(0.65)

(1)	Weighted average common shares were 31,000,601, 31,000,601, 31,000,601, and 31,001,865 for the three months ended March 31, 2012, June 30, 2012, September 30, 2012, and December 31, 2012 respectively.

	2011
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Total investment income	$136,824	$187,826	$202,527	$175,588
Net operating loss	$(1,835,303)	$(1,806,393)	$(2,118,158)	$(2,578,511)
Net increase (decrease) in net assets resulting from operations	$(1,126,159)	$21,222,221	$(33,084,607)	$9,447,182
Net increase (decrease) in net assets resulting from operations per average outstanding share(1)	$(0.04)	$0.68	$(1.07)	$0.31

(1)	Weighted average common shares were 30,918,981, 30,999,579, 31,000,601, and 31,000,601 for the three months ended March 31, 2011, June 30, 2011, September 30, 2011, and December 31, 2011 respectively.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. Although the risks described below represent our material risks, they are not the only risks we face. Additional risks and uncertainties not presently known to us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment in our common stock.

Risks Related to Our Investments.

Approximately 49.1% of the net asset value attributable to our equity-focused venture capital investment portfolio, or 38.5% of our net asset value, as of December 31, 2014, is concentrated in Adesto Technologies Corporation, Metabolon, Inc., Enumeral Biomedical Holdings, Inc., and D-Wave Systems, Inc.

At December 31, 2014, we valued our investment in Adesto, which had a historical cost to us of $10,482,417, at $14,823,323, our investment in Metabolon, which had a historical cost to us of $7,224,999, at $10,696,559, our investment in Enumeral, which had a historical cost to us of $5,591,299, at $8,384,641, and our investment in D-Wave, which had a historical cost to us of $5,787,955, at $8,335,524, which collectively represent 49.1% of the net asset value attributable to our equity-focused venture capital investment portfolio, excluding our rights to potential future milestone payments from the sale of BioVex to Amgen, or 38.5% of our net asset value.

Any downturn in the business outlook and/or substantial changes in the funding requirements of Adesto, Metabolon, Enumeral or D-Wave could have a significant effect on the value of our current investments in those companies, and the overall value of our portfolio, and could have a significant adverse effect on the value of our common stock.

The difficult venture capital investment and capital market climates for the types of companies in which we invest could increase the non-performance risk for our portfolio companies.

While the public markets and corporate growth are improving, unemployment remains relatively high on a historical basis, and the potential for future global instabilities and inflation remain of concern. Even with signs of economic improvement, the availability of capital for venture capital firms that focus on investments in capital-intensive, science-enabled, small businesses, such as the ones in which we invest, continues to be limited. Historically, difficult venture environments have resulted in a higher than normal number of small businesses not receiving financing and being subsequently closed down with a loss to venture investors, and other small businesses receiving financing but at significantly lower valuations than the preceding financing rounds. This issue is compounded by the fact that a number of our investments include participation from venture capital funds that have few remaining years of investment and available capital owing to the finite lifetime of these funds. Additionally, even if a firm were able to raise a new fund, commonly new venture capital funds are not permitted to invest with old funds in existing investments. As such, improvements in the liquidity environment for venture-backed companies through IPOs and M&A transactions and the currently improving public markets in general may not translate to an increase in the available capital to the types of venture-backed companies we invest in. Further, many of our portfolio companies receive non-dilutive funding through government contracts and grants. Reductions in government spending could have a direct and significant reduction in our portfolio companies’ contract or grant awards. Such reductions can also result in reduced budgets at research facilities, which would reduce the volume of products they could potentially purchase from our portfolio companies.

We believe that these factors continue to contribute to the potential for non-performance risk for our portfolio companies that need to raise additional capital or that require substantial amounts of capital to execute on their business plans, as measured on an individual portfolio company basis. We define non-performance as the risk that the price per share (or implied valuation of a portfolio company) or the effective yield of a debt security of a portfolio company, as applicable, does not appropriately represent the risk that a portfolio company that requires or seeks to raise additional capital will be: (a) unable to raise capital, will need to be shut down and will not return our invested capital; or (b) able to raise capital, but at a valuation significantly lower than the implied post-money valuation of the most recent round of financing. In these circumstances, the portfolio company could be recapitalized at a valuation significantly lower than the post-money valuation implied by our valuation method, sold at a loss to our investment or shut down. In addition, significant changes in the capital markets, including periods of extreme volatility and disruption, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. We believe further that the long-term effects of the difficult venture capital investment and difficult, but improving, liquidity environments will continue to affect negatively the fundraising ability of some small businesses regardless of near-term improvements in the overall global economy and public markets.

Changes in valuations of early-stage small businesses tend to be more volatile than changes in prices of established, more mature securities.

Investments in early- and mid-stage small businesses may be inherently more volatile than investments in more mature businesses. Such immature businesses are inherently fragile and easily affected by both internal and external forces. Our investee companies can lose much or all of their value suddenly in response to an internal or external adverse event. Conversely, these immature small businesses can gain suddenly in value in response to an internal or external positive development. Moreover, because of the lack of daily pricing mechanisms of our privately held companies, our ownership interests in such investments are generally valued only at quarterly intervals by our Valuation Committee. Thus, changes in valuations from one valuation point to another may be larger than changes in valuations of marketable securities that are revalued in the marketplace much more frequently, in some highly liquid cases, virtually continuously. Although we carefully monitor each of our portfolio companies, information pertinent to our portfolio companies is not always known immediately by us, and, therefore, its availability for use in determining value may not always coincide with the timeframe of our valuations required by the Federal securities laws.

As of December 31, 2014, our shares of Champions Oncology, Inc., and a portion of our shares of Enumeral Biomedical Holdings, Inc., which trade on an OTC exchange, were valued using the closing price at the end of the quarter as required by the 1940 Act owing to our determination that the common stock of these companies traded in an active market as of the valuation date. If in future quarters, shares of Champions Oncology and Enumeral Biomedical do not continue to trade in an active market as of the dates of valuation, the value of our shares could be materially different.

Additionally, we may price or invest in rounds at lower valuations than prior rounds of financing and/or previously reported valuations in order to receive more favorable terms, such as increased ownership percentages or liquidation preferences, which may result in decreased valuations in the interim. These decreases could be material.

The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States, which may have a negative impact on our business and operations.

From time to time, capital markets may experience periods of disruption and instability. For example, between 2008 and 2009, the global capital markets were unstable as evidenced by periodic disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events contributed to declining general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While market conditions have experienced relative stability in recent years, there have been continuing periods of volatility, and there can be no assurance that adverse market conditions will not reoccur in the future.

Equity capital may be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price below our net asset value without first obtaining approval for such issuance from our shareholders and our independent directors.

Significant changes or volatility in the capital markets may also have a negative effect on the valuations of our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants. Significant changes in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments, and, as a result, we could realize significantly less than the amount at which we have valued our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse effect on our business, financial condition or results of operations.

Investing in small, privately held and publicly traded companies involves a high degree of risk and is highly speculative.

We have invested a substantial portion of our assets in privately held companies, the securities of which are inherently illiquid. We may seek to invest in publicly traded small businesses that we believe have exceptional growth potential. Our privately held companies may transition to publicly traded companies through routes other than traditional IPOs and be listed on OTC rather than national exchanges. Although these companies are publicly traded, their stock may not trade at high volumes, and prices can be volatile, which may restrict our ability to sell our positions. These privately held and publicly traded small businesses tend to lack management depth, to have limited or no history of operations and to not have attained profitability. Companies commercializing products enabled by disruptive science are especially risky, involving scientific, technological and commercialization risks. Because of the speculative nature of these investments, these securities have a significantly greater risk of loss than traditional investment securities. Some of our venture capital investments are likely to be complete losses or unprofitable, and some will never realize their potential. We have been and will continue to be risk seeking rather than risk averse in our approach to venture capital and other investments. Neither our investments nor an investment in our common stock is intended to constitute a balanced investment program.

We have historically invested in sectors including life sciences, energy and electronics that are subject to specific risks related to each industry.

We have historically invested the three largest portions of our portfolio in life sciences, energy and electronics companies. All of our life sciences investments can be characterized as BIOLOGY+ companies, which we refer to as investments in interdisciplinary life science companies where biology innovation is intersecting with innovations in areas such as electronics, physics, materials science, chemistry, information technology, engineering and mathematics. Our focus for new investments is in companies focused on BIOLOGY+, which often operate in life science-related industries and markets.

Our life sciences portfolio consists of companies that commercialize and integrate products in life sciences-related industries, including biotechnology, pharmaceuticals, diagnostics and medical devices. There are risks in investing in companies that target life sciences-related industries, including, but not limited to, the uncertainty of timing and results of clinical trials to demonstrate the safety and efficacy of products; failure to obtain any required regulatory approval of products; failure to develop manufacturing processes that meet regulatory standards; competition, in particular from companies that develop rival products; and the ability to protect proprietary technology. Adverse developments in any of these areas may adversely affect the value of our life sciences portfolio.

This life sciences industry is dominated by large multinational corporations with substantial greater financial and technical resources than generally will be available to the portfolio companies. Such large corporations may be better able to adapt to the challenges presented by continuing rapid and major scientific, regulatory and technological changes as well as related changes in governmental and third-party reimbursement policies.

Within the life sciences industry, the development of products generally is a costly and time-consuming process. Many highly promising products ultimately fail to prove to be safe and effective. There can be no assurance that the research or product development efforts of our portfolio companies or those of their collaborative partners will be successfully completed, that specific products can be manufactured in adequate quantities at an acceptable cost and with appropriate quality, or that such products can be successfully marketed or achieve customer acceptance. There can be no assurance that a product will be relevant and/or be competitive with products from other companies following the costly, time-consuming process of its development.

The research, development, manufacturing, and marketing of products developed by some life sciences companies are subject to extensive regulation by numerous government authorities in the United States and other countries. There can be no assurance that products developed by the portfolio companies will ever be approved by such governmental authorities.

Many life sciences portfolio companies will depend heavily upon intellectual property for their competitive position. There can be no assurance that the portfolio companies will be able to obtain patents for key inventions. Moreover, within the life sciences industry, patent challenges are frequent. Even if patents held by the portfolio companies are upheld, any challenges thereto may be costly and distracting to the portfolio companies’ management.

Some of the life sciences portfolio companies will be at least partially dependent for their success upon governmental and third-party reimbursement policies that are under constant review and are subject to change at any time. Any such change could adversely affect the viability of one or more portfolio companies.

We will continue to make follow-on investments in our energy companies. Additionally, our current and future BIOLOGY+ portfolio companies may address needs in energy-related industries and markets. Our energy portfolio consists of companies that commercialize and integrate products targeted at energy-related markets. There are risks in investing in companies that target energy-related markets, including the rapid and sometimes dramatic price fluctuations of commodities, particularly oil and sugar, and of public equities, the reliance on the capital and debt markets to finance large capital outlays, change in climate, including climate-related regulations, and the dependence on government subsidies to be cost-competitive with non-renewable or energy-efficient solutions. For example, the attractiveness of alternative methods for the production of biobutanol and biodiesel has been and may continue to be adversely affected by the rapid and dramatic decrease in the price of oil. Adverse developments in this market may significantly affect the value of our energy portfolio, and thus our venture capital portfolio as a whole.

We will continue to make follow-on investments in our electronics companies. Additionally, our current and future BIOLOGY+ portfolio companies may address needs in electronics-related industries and markets. Our electronics portfolio consists of companies that commercialize and integrate products targeted at electronics-related markets. There are risks in investing in companies that target electronics-related markets, including rapid and sometimes dramatic price erosion of products, the reliance on capital and debt markets to finance large capital outlays, including fabrication facilities, the reliance on partners outside of the United States, particularly in Asia, and inherent cyclicality of the electronics market in general. Additionally, electronics-related companies are currently out of favor with many venture capital firms. Therefore, access to capital may be difficult or impossible for companies in our portfolio that are pursuing these markets.

The three main industry sectors around which our investments have developed are all capital intensive.

The industry sectors where we have historically made investments, life sciences, energy and electronics, are all capital intensive. Currently, financing for capital-intensive companies remains difficult. In some successful companies, we believe we may need to invest more than we currently have planned to invest in these companies. There can be no assurance that we will have the capital necessary to make such investments. In addition, investing greater than planned amounts in our portfolio companies could limit our ability to pursue new investments and fund follow-on investments. Both of these situations could cause us to miss investment opportunities or limit our ability to protect existing investments from dilution or other actions or events that would decrease the value and potential return from these investments.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse.

In 2013 we announced the refinement of our investment focus for new investments in BIOLOGY+ companies. We define BIOLOGY+ as investments in interdisciplinary life science companies where biology innovation is intersecting with innovations in areas such as electronics, physics, materials science, chemistry, information technology, engineering and mathematics. Our focus on BIOLOGY+ is not a fundamental policy, and we will not be required to give notice to shareholders prior to making a change from this focus.

Our Board of Directors has the authority to modify or waive our investment objective, current operating policies, investment criteria and strategies without prior notice and without shareholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investments.

We invest in illiquid securities and may not be able to dispose of them when it is advantageous to do so, or ever.

Most of our investments are or will be equity, equity-linked, or debt securities acquired directly from small businesses. These securities are generally subject to restrictions on resale or otherwise have no established trading market. The illiquidity of most of our portfolio of securities may adversely affect our ability to dispose of these securities at times when it may be advantageous for us to liquidate these investments. We may never be able to dispose of these securities.

In addition, we are typically subject to lock-up provisions that prohibit us from selling our investments into the public market for specified periods of time after IPOs. After a portfolio company completes an IPO, its shares are generally subject to lock-up restrictions for a period of time. These lock-up restrictions apply to us and our shares of the portfolio company, potentially including any shares purchased by us in the IPO, and generally include provisions that stipulate that we are not permitted to offer, pledge or sell our shares, including selling covered call options on our shares, prior to the expiration of the lock-up period. We are also prohibited from entering into securities lending arrangements for these securities during the lock-up period. The market price of securities that we hold may decline substantially before we are able to sell these securities.

We may also hold securities of privately held companies that transition to publicly traded companies through reverse mergers into publicly traded shell companies. In such transactions, holders of shares of the privately held company prior to the reverse merger may be subject to limitations on the sale of securities held including time and volume restrictions. These restrictions may limit our ability to dispose of these securities at times when it may be advantageous for us to liquidate these investments, and the market price of securities that we hold may decline substantially before we are able to sell these securities.

Successful portfolio companies do not always result in positive investment returns.

Depending on the amount and timing of our investments in our portfolio companies, even if a portfolio company is ultimately successful, the returns on our investment in such portfolio company may not be positive. Our portfolio companies often receive capital from venture capitalists and/or other investors in rounds of financing. Depending on the amount of capital that it takes to operate a company until it either becomes cash flow positive or seeks to exit through an IPO or M&A transaction, each round of financing may have different terms, including liquidation preferences and control over company decisions. Depending on which rounds of financings the Company participates in and the terms of the last round of financing, the investment returns for any particular round may be higher or lower than others. Furthermore, our portfolio companies often require more capital than originally expected, and the ultimate value of those companies at realization may not be greater than the capital invested. Each of these scenarios and others could lead to a realized loss on an investment in an ultimately successful company.

Our investments in debt securities of portfolio companies may be extremely risky, and we could lose all or part of our investments.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance” to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of another creditor.

When we make an investment in a secured debt instrument of a portfolio company, we generally take a security interest in the available assets of the portfolio company, including the equity interests of its subsidiaries, which we expect to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

To the extent we use debt to finance our investments, changes in interest rates could affect our cost of capital and net investment income.

To the extent we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the return from invested funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds could increase, which could reduce our net investment income. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, a significant increase in market interest rates could increase our cost of capital, which would reduce our net investment income. A decrease in market interest rates may adversely impact our returns on our cash invested in treasury securities, which would reduce our net investment income and cash available to fund operations. We may also use the proceeds from borrowings to invest in non-income-producing investments. Under this scenario, we would incur costs associated with the borrowings without any income to offset those costs until such investment is monetized. It is possible we may not be able to cover the costs of such borrowings from the returns on those investments.

On September 30, 2013, the Company entered into the Loan Facility, which is a multi-draw credit facility that may be used by the Company to fund investments in portfolio companies. The Loan Facility requires payment of an unused commitment fee of 1% per annum on any unused borrowings. Borrowings under the Loan Facility bear interest at 10% per annum in cash. The Company has the option to have interest accrue at a rate of 13.5% per annum if the Company decides not to pay interest in cash when due. The Company currently plans to pay interest in cash if and when any borrowings are outstanding. As of December 31, 2014, there were no borrowings outstanding.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on the portfolio, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Shareholders(1)	-10%	-5%	0%	5%	10%

(1)	Assumes $112.1 million in total assets and $0 million in total debt outstanding, which reflects our total assets and total debt outstanding as of December 31, 2014. Actual interest payments may be different.

Our portfolio companies may incur debt that ranks senior to our investments in such companies.

We may make investments in our portfolio companies in the form of bridge notes that typically convert into preferred stock issued in the next round of financing of that portfolio company or other forms of convertible and non-convertible debt securities. Our portfolio companies usually have, or may be permitted to incur, other debt that ranks senior to the debt securities in which we invest. By their terms, debt instruments may provide that the holders are entitled to receive payment of interest and principal on or before the dates on which we are entitled to receive payments on the debt securities in which we invest. Also, in the case of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligations to us. In addition, in companies where we have made investments in the form of bridge notes or other debt securities, we may also have investments in equity in the form of preferred shares. In some cases, a bankruptcy court may subordinate our bridge notes and/or other debt securities to debt holders that do not have equity in the portfolio company.

Our portfolio companies face risks associated with international sales.

We anticipate that certain of our portfolio companies could generate revenue from international sales. Risks associated with these potential future sales include:

•	Political and economic instability;
•	Export controls and other trade restrictions;
•	Changes in legal and regulatory requirements;
•	U.S. and foreign government policy changes affecting the markets for the technologies;
•	Changes in tax laws and tariffs;
•	Convertibility and transferability of international currencies; and
•	International currency exchange rate fluctuations.

The effect of global climate change may impact our operations and the operations of our portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk, and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use owing to weather changes may affect some of our portfolio companies’ financial condition through decreased revenues. Extreme weather conditions in general may disrupt our operations and the operations of our portfolio companies and require more system backups and redundancies, adding to costs, and can contribute to increased system stresses, including service interruptions.

Uncertainty about the financial stability of the United States and of several countries in the European Union (EU) could have a significant adverse effect on our business, financial condition and results of operations.

Owing to federal budget deficit concerns, S&P downgraded the federal government’s credit rating from AAA to AA+ for the first time in history on August 5, 2011. Further, Moody’s and Fitch had warned that they may downgrade the federal government’s credit rating. Further downgrades or warnings by S&P or other rating agencies, and the U.S. government’s credit and deficit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock.

In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. While the financial stability of such countries has improved significantly, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available or, if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected.

In October 2014, the Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities, suggesting that key economic indicators, such as the unemployment rate, had showed signs of improvement since the inception of the program. It is unclear what effect, if any, the conclusion of the Federal Reserve’s bond-buying program will have on the value of our investments. However, it is possible that, without quantitative easing by the Federal Reserve, these developments, along with the U.S. government’s credit and deficit concerns and the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our portfolio company’s ability to access the debt markets on favorable terms.

Risks related to our Company and an investment in our securities.

Our business may be adversely affected by the small size of our market capitalization.

Changes in regulations of the financial industry have adversely affected coverage of small capitalization companies such as ours by financial analysts. A number of analysts that have covered us in the past are no longer able to continue to do so owing to changes in employment, to restrictions on the size of companies they are allowed to cover and/or their firms have shut down operations. An inability to attract analyst coverage may adversely affect the liquidity of our stock and our ability to raise capital from investors, particularly institutional investors. Our inability to access the capital markets on favorable terms, or at all, may adversely affect our future financial performance. The inability to obtain adequate financing could force us to seek debt financing, self-fund strategic initiatives or even forgo certain opportunities, which in turn could potentially harm our current and future performance.

Because there is generally no established market in which to value our investments, our Valuation Committee’s value determinations may differ materially from the values that a ready market or third party would attribute to these investments.

There is generally no public market for the private equity securities in which we invest. Pursuant to the requirements of the 1940 Act, we value all of the privately held equity and debt securities in our portfolio at fair value as determined in good faith by the Valuation Committee, a committee made up of all of the independent members of our Board of Directors, pursuant to Valuation Procedures established by the Board of Directors. Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment pursuant to specified valuation principles and processes. We are required by the 1940 Act to value specifically each individual investment on a quarterly basis and record unrealized depreciation for an investment that we believe has become impaired. Conversely, we must record unrealized appreciation if we believe that a security has appreciated in value. Our valuations, although stated as a precise number, are necessarily within a range of values that vary depending on the significance attributed to the various factors being considered.

We currently use option pricing models to determine and/or allocate the fair value of a significant portion of the privately held securities in our portfolio. Option pricing models, including the Black-Scholes-Merton model, require the use of subjective input assumptions, including expected volatility, expected life, expected dividend rate, and expected risk-free rate of return. In the Black-Scholes-Merton model, variations in the expected volatility or expected term assumptions have a significant impact on fair value. Because the privately held securities in our portfolio are not publicly traded, many of the required input assumptions are more difficult to estimate than they would be if a public market for the underlying securities existed.

Without a readily ascertainable market value and because of the inherent uncertainty of valuation, the fair value that we assign to our investments may differ from the values that would have been used had an efficient market existed for the investments, and the difference could be material. Any changes in fair value are recorded in our Consolidated Statement of Operations as a change in the “Net (decrease) increase in unrealized depreciation on investments.”

In the venture capital industry, even when a portfolio of early-stage, high-technology venture capital investments proves to be profitable over the portfolio’s lifetime, it is common for the portfolio’s value to undergo a so-called “J-curve” valuation pattern. This means that when reflected on a graph, the portfolio’s valuation would appear in the shape of the letter “J,” declining from the initial valuation prior to increasing in valuation. This J-curve valuation pattern results from write-downs and write-offs of portfolio investments that appear to be unsuccessful, prior to write-ups for portfolio investments that prove to be successful. Because early-stage small businesses typically have negative cash flow and are by their nature inherently fragile, a valuation process can more readily substantiate a loss of value than an increase in value. Even if our venture capital investments prove to be profitable in the long run, such J-curve valuation patterns could have a significant adverse effect on our net asset value per share and the value of our common stock in the interim. Over time, as we continue to make additional investments, this J-curve pattern may be less relevant for our portfolio as a whole, because the individual J-curves for each investment, or series of investments, may overlap with previous investments at different stages of their J-curves.

We expect to continue to experience material write-downs of securities of portfolio companies.

Write-downs of securities of our privately held companies have always been a by-product and risk of our business. We expect to continue to experience material write-downs of securities of privately held portfolio companies. Write-downs of such companies occur at all stages of their development. Such write-downs may increase in dollar terms, frequency and as a percentage of our net asset value as our dollar investment activity in privately held companies continues to increase, and the number of such holdings in our portfolio continues to grow. As the average size of each of our investments increases, the average size of our write-downs may also increase.

Option pricing models place a high weighting on liquidation preferences, which means that small differences in how the preferences are structured can have a material effect on the fair value of our securities at the time of valuation and also on future valuations should additional rounds of financing occur with senior preferences. As such, valuations calculated by option pricing models may not increase if (1) rounds of financing occur at higher prices per share, (2) liquidation preferences include multiples on investment, (3) the amount of invested capital is small and/or (4) liquidation preferences are senior to prior rounds of financing.

Unfavorable regulatory changes could impair our ability to engage in liquidity events and dampen our returns.

We rely on the ability to generate realized returns on our investments through liquidity events such as IPOs and M&A transactions.

When companies in which we have invested as private entities complete IPOs of their securities, these newly issued securities are by definition unseasoned issues. Unseasoned issues tend to be highly volatile and have uncertain liquidity, which may negatively affect their price. In addition, we are typically subject to lock-up provisions that prohibit us from selling our investments into the public market for specified periods of time after IPOs. The market price of securities that we hold may decline substantially before we are able to sell these securities. Government reforms that affect the trading of securities in the United States have made market-making activities by broker-dealers less profitable, which has caused broker-dealers to reduce their market-making activities, thereby making the market for unseasoned stocks less liquid than they might be otherwise.

We also invest in companies that may complete public listings through reverse mergers with publicly traded shell companies. The securities owned prior to the completion of the reverse merger are subject to sale restrictions of at least one year from the effective date of the reverse merger as long as the publicly traded company continues to comply with the requirements of Rule 144. In addition, shareholders deemed to be affiliates of the publicly traded company are subject to volume restrictions once the stock owned by those entities is tradable. Furthermore, in 2011, the SEC established new rules for “seasoning periods” for former shell companies to uplist to a national exchange. These rules may negatively affect the liquidity of our stock of these companies as well as the ability of the publicly traded companies to raise additional capital, if needed. These factors could negatively affect the performance of the publicly traded companies and our returns on investments in these companies.

In addition, the structural changes in the public markets that currently value near-term cash flows and predictable revenues versus long-term prospects for growth, and the regulatory burden imposed on publicly traded companies by governments worldwide, have reduced the appetite for some of our portfolio companies to pursue IPOs or other steps that would increase the liquidity of our ownership in these portfolio companies. This trend may lengthen the time that our portfolio companies remain as privately held entities in our portfolio, and our returns on these investments may be dampened by the need or choice to seek monetization of such illiquid assets.

An inability to generate realized returns on our investments could negatively affect our liquidity, our reinvestment rate in new and follow-on investments and the value of our investment portfolio.

We are subject to risks associated with our strategy of increasing assets under management by raising third-party funds to manage.

We have announced our strategy to grow assets under management by raising one or more third-party funds to manage. It is possible that we will invest our capital alongside or through these funds in portfolio companies. There is no assurance when and if we will be able to raise such fund(s) or, if raised, whether they will be successful.

Our executive officers and employees, in their capacity as the investment advisor of a fund, may manage other investment funds in the same or a related line of business as we do. Accordingly, they may have obligations to such other entities, the fulfillment of which obligations may not be in the best interests of us or our shareholders.

Our shares of common stock are trading at a discount from net asset value and may continue do so in the future.

Shares of closed-end investment companies have frequently traded at a market price that is less than the net asset value that is attributable to those shares. In part as a result of adverse economic conditions and increasing pressure within the financial sector of which we are a part, our common stock traded below our net asset value per share during some periods in 2010 and consistently throughout 2011 through 2014. Our common stock may continue to trade at a discount to net asset value in the future. The possibility that our shares of common stock may trade at a discount from net asset value over the long term is separate and distinct from the risk that our net asset value will decrease. We cannot predict whether shares of our common stock will trade above, at, or below our net asset value. On December 31, 2014, our stock closed at $2.95 per share, a discount of $0.56, or 16.0%, to our net asset value per share of $3.51 as of December 31, 2014. On May 7, 2015, our stock closed at $2.94 per share, a discount of $0.57, or 16.2%, to our net asset value per share as of December 31, 2014.

Because we do not choose investments based on a strategy of diversification, nor do we rebalance the portfolio should one or more investments increase in value substantially relative to the rest of the portfolio, the value of our portfolio is subject to greater volatility than the value of companies with more broadly diversified investments.

We do not choose investments based on a strategy of diversification. We also do not rebalance the portfolio should one of our portfolio companies increase in value substantially relative to the rest of the portfolio. Therefore, the value of our portfolio may be more vulnerable to events affecting a single sector or industry and, therefore, subject to greater volatility than a company that follows a diversification strategy. Accordingly, an investment in our common stock may present greater risk to you than an investment in a diversified company.

We are dependent upon key management personnel for future success, and may not be able to retain them.

None of our employees are subject to employment agreements. Our ability to attract and retain personnel with the requisite credentials, experience and skills will depend on several factors including, but not limited to, our ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities with which we will compete for experienced personnel, including investment funds (such as venture capital funds) and traditional financial services companies, will have greater resources than us.

We are dependent upon the diligence and skill of our senior management and other key advisors for the selection, structuring, closing and monitoring of our investments. We utilize lawyers, and we utilize outside consultants to assist us in conducting due diligence when evaluating potential investments. There is generally no publicly available information about the companies in which we invest, and we rely significantly on the diligence of our employees and advisors to obtain information in connection with our investment decisions. Our future success, to a significant extent, depends on the continued service and coordination of our senior management team. The departure of any of our senior management or key advisors could materially adversely affect our ability to implement our business strategy. We do not maintain for our benefit any key-man life insurance on any of our officers or employees. The terms of our Loan Facility require that Douglas W. Jamison and Daniel B. Wolfe, or replacements suitable to our lender, devote substantially all of their time to Company matters, and failure to do so could trigger default.

The failure in cyber-security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning, could impair our ability to conduct business effectively.

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

We depend upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or shareholder dissatisfaction or loss.

We are dependent on information systems and systems failures could disrupt our business, which may, in turn, negatively affect the market price of our common stock.

Our business is dependent on our and third party communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors, including events that are wholly or partially beyond our control, and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;
•	natural disasters such as earthquakes, tornadoes and hurricanes;
•	disease pandemics;
•	events arising from local or larger scale political or social matters, including terrorist acts; and
•	cyber attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments or lack sufficient funds to make such investments. We have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make a follow-on investment may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation, or may cause us to lose some or all preferred rights pursuant to “pay-to-play” provisions that have become common in venture capital transactions. These provisions require proportionate investment in subsequent rounds of financing in order to preserve preferred rights such as anti-dilution protection, liquidation preferences and preemptive rights to invest in future rounds of financing. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC requirements or the desire to maintain our tax status.

Bank borrowing or the issuance of debt securities or preferred stock by us, to fund investments in portfolio companies or to fund our operating expenses, would make our total return to shareholders of our common stock more volatile.

Use of debt or preferred stock as a source of capital entails two primary risks. The first is the risk of leverage, which is the use of debt to increase the pool of capital available for investment purposes. The use of debt leverages our available common equity capital, magnifying the impact on net asset value of changes in the value of our investment portfolio. For example, a BDC that uses 33% leverage (that is, $50 of leverage per $100 of common equity) will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that the cost of debt or preferred stock financing may exceed the return on the assets the proceeds are used to acquire, thereby diminishing rather than enhancing the return to shareholders of our common stock. If we issue preferred shares or debt, the shareholders of our common stock would bear the cost of this leverage. To the extent that we utilize debt or preferred stock financing for any purpose, these two risks would likely make our total return to shareholders of our common stock more volatile. In addition, we might be required to sell investments, in order to meet dividend, interest or principal payments, when it might be disadvantageous for us to do so.

As provided in the 1940 Act and subject to some exceptions, we can issue debt or preferred stock so long as our total assets immediately after the issuance, less some ordinary course liabilities, exceed 200% of the sum of the debt and any preferred stock outstanding. The debt or preferred stock may be convertible in accordance with SEC guidelines, which might permit us to obtain leverage at more attractive rates. The requirement under the 1940 Act to pay, in full, dividends on preferred shares or interest on debt before any dividends may be paid on our common stock means that dividends on our common stock from earnings may be reduced or eliminated. An inability to pay dividends on our common stock could conceivably result in our ceasing to qualify as a RIC under the Code, which would, in most circumstances, be materially adverse to the holders of our common stock.

As of December 31, 2014, we had no debt outstanding pursuant to the Loan Facility, and we did not have any preferred stock outstanding.

If we are unable to comply with the covenants or restrictions of the Loan Facility, our business could be materially adversely affected.

The Loan Facility contains certain affirmative and negative covenants, including without limitation: (a) maintenance of certain minimum liquidity requirements; (b) maintenance of an eligible asset leverage ratio of not less than 4.0:1.0; (c) limitations on liens; (d) limitations on the incurrence of additional indebtedness; and (e) limitations on structural changes, mergers and disposition of assets (other than in the normal course of our business activities). Complying with these restrictions may prevent the Company from taking actions that we believe would help it to grow its business or are otherwise consistent with its investment objectives. These restrictions could also limit the Company’s ability to plan for or react to market conditions or meet extraordinary capital needs or otherwise restrict corporate activities. For example, these restrictions, as currently in effect, would prohibit the Company from, or subject it to limitations on, incurring any additional indebtedness, which would include issuing any debt securities and buying back shares of the Company’s stock.

The breach of any of the covenants or restrictions, unless cured within the applicable grace period, would result in a default under the Loan Facility that would permit the lenders thereunder to declare all amounts outstanding to be due and payable. Because the Loan Facility is secured by all the assets of the Company, in such an event, the Company may be forced to sell assets to repay such indebtedness. As a result, any default could cause the Company to sell portfolio company securities at a time that may not be advantageous and could have serious consequences to our financial condition. The Company may not be granted waivers or amendments to the Loan Facility if, for any reason, it is unable to comply with it, and the Company may not be able to refinance the Loan Facility on terms acceptable to it, or at all.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in market conditions, currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

We are authorized to issue preferred stock, which would convey special rights and privileges to its owners senior to those of common stock shareholders.

We are currently authorized to issue up to 2,000,000 shares of preferred stock, under terms and conditions determined by our Board of Directors. These shares would have a preference over our common stock with respect to dividends and liquidation. The statutory class voting rights of any preferred shares we would issue could make it more difficult for us to take some actions that might, in the future, be proposed by the Board and/or holders of common stock, such as a merger, exchange of securities, liquidation or alteration of the rights of a class of our securities, if these actions were perceived by the holders of the preferred shares as not in their best interests. The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion.

Loss of status as a RIC could reduce our net asset value and distributable income.

We have elected to qualify, have qualified and currently intend to continue to qualify as a RIC under the Code. As a RIC, we do not have to pay federal income taxes on our income (including realized gains) that is distributed to our shareholders. Accordingly, we are not permitted under accounting rules to establish reserves for taxes on our unrealized capital gains. If we failed to qualify for RIC status in 2014 or beyond, we would be taxed in the same manner as an ordinary corporation and distributions to our shareholders would not be deductible in computing our taxable income, which could materially adversely impact the amount of cash available for distribution to our shareholders. In addition, to the extent that we had unrealized appreciation, we would have to establish reserves for taxes, which would reduce our net asset value, accordingly. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gain in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years (or shorter applicable period), unless we made a special election to pay corporate-level tax at the time of our requalification as a RIC.

We will not be eligible to be treated as a RIC if we are not able to qualify as a RIC in any given year. In order to qualify for the special treatment accorded to RICs, we must meet certain income source, asset diversification and annual distribution requirements. Recent changes in our business, including our strategy of taking larger positions in our portfolio companies and increased holding periods to exit through IPOs or M&A transactions, have created more risk specifically relating to the asset diversification requirements of maintaining our special tax status. To qualify as a RIC, we must meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet these tests in any year may result in the loss of RIC status. Because our ownership percentages in our portfolio have grown over the last several years, we have at least six companies with significant valuations that are not qualifying assets for the purpose of the RIC test. As long as the aggregate values of our non-qualifying assets remain below 50% of total assets, we will continue to qualify as a RIC. It becomes more difficult to pass this test when companies in our portfolio are successful and we want to invest more capital in those companies to increase our investment returns. Rather than selling portfolio companies that are performing well in order to pass our RIC diversification tests, we may opt instead to not qualify as a RIC. If we fail to qualify for special tax treatment accorded to RICs for failure of our RIC diversification tests, or for any other reason, we will be subject to corporate-level income tax on our income.

A deemed dividend election could affect the value of our stock.

If we, as a RIC, decide to make a deemed distribution of realized net capital gains and retain the net realized capital gains for any taxable year, also referred to as a deemed dividend, we would have to establish appropriate reserves for taxes that we would have to pay on behalf of shareholders. It is possible that establishing reserves for taxes could have a material adverse effect on the value of our common stock. Additionally, if we decide to make a deemed distribution and changes in tax law occur that would increase the dividend tax rates for individuals and corporations, the net benefit to shareholders from a deemed distribution could be adversely affected. Such changes, therefore, could reduce the overall benefit to our shareholders from our status as a RIC.

We operate in a heavily regulated environment, and changes to, or non-compliance with, regulations and laws could harm our business.

We are subject to substantive SEC regulations as a BDC. Securities and tax laws and regulations governing our activities may change in ways adverse to our and our shareholders’ interests, and interpretations of these laws and regulations may change with unpredictable consequences. Any change in the laws or regulations that govern our business could have an adverse impact on us or on our operations. Changing laws, regulations and standards relating to corporate governance, valuation, public disclosure and market regulation, including the Sarbanes-Oxley Act of 2002 and the Dodd Frank Act, new SEC regulations, new federal accounting standards and Nasdaq Stock Market rules, create additional expense and uncertainty for publicly traded companies in general, and for BDCs in particular. These new or changed laws, regulations and standards are subject to varying interpretations in many cases because of their lack of specificity, and as a result, their application in practice may evolve over time, which may well result in continuing uncertainty regarding compliance matters and higher costs necessitated by ongoing revisions to disclosure and governance practices.

We are committed to maintaining high standards of corporate governance and public disclosure. As a result, our efforts to comply with evolving laws, regulations and standards have and will continue to result in increased general and administrative expenses and a diversion of management time and attention from revenue-generating activities to compliance activities. If our efforts to comply with new or changed laws, regulations and standards differ from the activities intended by regulatory or governing bodies, our reputation may be harmed. This increased regulatory burden is causing us to incur significant additional expenses and is time consuming for our management, which could have a material adverse effect on our financial performance.

Market prices of our common stock will continue to be volatile.

We expect that the market price of our common stock price will continue to be volatile. The price of the common stock may be higher or lower than the price you pay for your shares, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	stock market and capital markets conditions;
•	internal developments in our Company with respect to our personnel, financial condition and compliance with all applicable regulations;
•	announcements regarding any of our portfolio companies;
•	announcements regarding developments in the life sciences-, energy- or electronics-related fields in general;
•	announcements regarding government funding and initiatives associated with the development of life sciences-, energy- or electronics-related products;
•	a mismatch between the long-term nature of our business and the short-term focus of many investors;
•	significant volatility in the market price and trading volume of securities of BDCs, RICs or other financial services companies;

•	changes in regulatory policies or tax guidelines with respect to BDCs or RICs; general economic conditions and trends; and/or
•	departures of key personnel.

We will not have control over many of these factors, but expect that our stock price may be influenced by them. As a result, our stock price may be volatile, and you may lose all or part of your investment. In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Quarterly results fluctuate and are not indicative of future quarterly performance.

Our quarterly operating results fluctuate as a result of a number of factors. These factors include, among others, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we and our portfolio companies encounter competition in our markets and general economic and capital markets conditions. As a result of these factors, results for any one quarter should not be relied upon as being indicative of performance in future quarters.

Investment in foreign securities could result in additional risks.

We may invest in foreign securities, and we currently have one investment in a foreign security. When we invest in securities of foreign issuers, we may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of our securities and could favorably or unfavorably affect our operations. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by us must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Although most of our investments are denominated in U.S. dollars, our investment that is denominated in a foreign currency is subject to the risk that the value of a particular currency may change in relation to the U.S. dollar, in which currency we maintain financial statements and valuations. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

Investing in our stock is highly speculative and an investor could lose some or all of the amount invested.

Our investment objectives and strategies result in a high degree of risk in our investments and may result in losses in the value of our investment portfolio. Our investments in small businesses are highly speculative and, therefore, an investor in our common stock may lose his or her entire investment. The value of our common stock may decline and may be affected by numerous market conditions, which could result in the loss of some or all of the amount invested in our common stock. The securities markets frequently experience extreme price and volume fluctuations that affect market prices for securities of companies in general, and technology and very small capitalization companies in particular. Because of our focus on the technology and very small capitalization sectors, and because we are a very small capitalization company ourselves, our stock price is especially likely to be affected by these market conditions. General economic conditions, and general conditions in nanotechnology and in the semiconductor and information technology, life sciences, materials science and other high-technology industries, including energy, may also affect the price of our common stock.

Our strategy of writing covered calls and buying put options on public portfolio company securities held by us could result in us receiving a lower return for such investments than if we had not employed such strategy.

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Company forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

As the buyer of a put option, we may incur losses if the price per share of the underlying stock to that option is above the strike price of the put option at the time of expiration, which would result in our put option expiring without value. Such expiration would reduce our overall returns on our investment in those publicly traded securities once they are sold.

The Board of Directors intends to grant restricted stock pursuant to the Amended and Restated Harris & Harris Group, Inc. 2012 Equity Incentive Plan (the “Stock Plan”). These equity awards may have a dilutive effect on existing shareholders.

In accordance with the Stock Plan, the Company’s Board of Directors plans to grant equity awards in the form of restricted stock from time to time for up to 10% of the total shares of stock issued and outstanding as of the effective date of the Stock Plan (June 7, 2012). Issuance of shares of restricted stock results in existing shareholders owning a smaller percentage of the shares outstanding.

You have no right to require us to repurchase your shares.

You do not have the right to require us to repurchase your shares of common stock.

Risks related to offerings pursuant to this prospectus.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the any future offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for our shares;
•	significant volatility in the market price and trading volume of securities of regulated investment companies, business development companies or other financial services companies;
•	changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;
•	failure to qualify as a RIC for a particular taxable year, or the loss of RIC status;
•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;
•	general economic conditions and trends;
•	fluctuations in the valuation of our portfolio investments;

•	operating performance of companies comparable to us;
•	market sentiment against technology-related companies; or
•	departures of any of the senior investment professionals.

Due to the potential volatility of our stock price, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Our shares have at times traded, and may in the future trade at premiums that may prove to be unsustainable or at discounts from net asset value.

Shares of business development companies like us may, during some periods, trade at prices higher than their net asset value per share and, during other periods, as frequently occurs with closed-end investment companies, trade at prices lower than their net asset value per share. The perceived value of our investment portfolio may be affected by a number of factors including perceived prospects for individual companies we invest in, market conditions for common stock generally, for initial public offerings and other exit events for venture capital-backed companies, and the mix of companies in our investment portfolio over time. Negative or unforeseen developments affecting the perceived value of companies in our investment portfolio could result in a decline in the trading price of our common stock relative to our net asset value per share.

The possibility that our shares will trade at a discount from net asset value or at premiums that are unsustainable are risks separate and distinct from the risk that our net asset value per share will decrease. The risk of purchasing shares of a business development company that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon changes in premium or discount levels than upon increases or decreases in net asset value per share. As of May 7, 2015 the closing price of our common stock on the NASDAQ Global Market was $2.94 per share, which represented an approximately 16.2% discount to our net asset value per share as of December 31, 2014.

There is a risk that you may not receive dividends or that our dividends may not grow over time, particularly since we invest primarily in securities that do not produce current income.

We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. As we intend to focus on making primarily capital gains-based investments in equity securities, which generally will not be income producing, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable issuer of dividends, and we expect that our dividends, if any, will be less consistent than other business development companies that primarily make debt investments.

We will have broad discretion over the use of proceeds from any future offering pursuant to this prospectus and any accompanying prospectus supplement, to the extent any such offering is successful, and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of this offering and may use the net proceeds from any future offering pursuant to this prospectus and any accompanying prospectus supplement in ways with which you may not agree, or for purposes other than those contemplated at the time of any such offering. We cannot assure you that we will be able to successfully utilize the proceeds within the timeframe contemplated. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of any such offering. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any such offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that any future offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Investors in any future offering pursuant to this prospectus and any accompanying prospectus supplement may incur immediate and substantial dilution.

Commissions and discounts payable to any underwriters, together with our organization expense and other expenses of any future offering, will reduce the net proceeds of any such offering available for us to invest. As of December 31, 2014 our net asset value was $109,654,427 or $3.51 per share. Depending upon the public offering price, and after deducting the underwriting discounts and commissions and the related offering expenses payable by us, in connection with any offering pursuant to this prospectus, investors in any such offering may be subject to an immediate and substantial dilution.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering.

In the event we issue subscription rights to purchase shares of our common stock, shareholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

In addition, if the subscription price is less than our net asset value per share, then our shareholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

If we issue preferred stock, debt securities or convertible debt securities the net asset value and market value of our common stock will likely become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. If we do not maintain our required asset coverage ratios, we may not be permitted to declare dividends. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock we might issue would have the right to elect members of our Board of Directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of our Board of Directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, shareholders of our preferred stock have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, if any, or the terms of our credit facilities, if any, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

The trading market or market value of any future publicly issued debt securities may fluctuate.

Any future public issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, future potential publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;
•	the outstanding principal amount of debt securities with terms identical to these debt securities;
•	the ratings assigned by national statistical ratings agencies;
•	the general economic environment;
•	the supply of debt securities trading in the secondary market, if any;
•	the redemption or repayment features, if any, of these debt securities;
•	the level, direction and volatility of market interest rates generally; and
•	market rates of interest higher or lower than rates borne by the debt securities. You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings, if any, may not reflect all risks of an investment in our debt securities.

Our credit ratings, if any, will be an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Harris & Harris Group, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital; and
•	the timing of cash flows, if any, from the operations and/or monetization of our positions in our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;
•	a contraction of available credit and/or an inability to access the equity markets could impair our investment activities;
•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as material part of our venture debt investment strategy;
•	currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and
•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our other filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, to reflect events or circumstances occurring after the date of this prospectus. In this regard, we will update this prospectus in the event of any material change to the information contained herein during the pendency of any offering as required by the federal securities laws.

You should understand that under Sections 27A(b)(2)(B) of the Securities Act of 1933 and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 may not as a technical matter apply to statements made in connection with this offering.

USE OF PROCEEDS

We expect to invest or reserve for potential follow-on investment the net proceeds of any offering within two years from the completion of such offering. The net proceeds of this offering invested after two years will only be used for follow-on investments. Pending investment in portfolio companies, we intend to invest the net proceeds of any offering of our Common Stock in time deposits and/or income-producing securities that are issued or guaranteed by the federal government or an agency of the federal government or a government-owned corporation, which may yield less than our operating expense ratio. We may also use the proceeds of this offering for operating expenses, including due diligence expenses on potential investments. Our portfolio companies rarely pay us dividends or interest, and we do not generate enough income from fixed income investments to meet all of our operating expenses. If we pay operating expenses from the proceeds, it will reduce the net proceeds of the offering that we will have available for investment. We cannot assure you we will achieve our targeted investment pace. Pending such investments, we will invest the net proceeds of any such offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments.

PRICE RANGE OF COMMON STOCK

Our Common Stock is traded on the Nasdaq Global Market under the symbol “TINY.”

The following table sets forth for the quarters indicated, the high and low sale prices on the Nasdaq Global Market per share of our Common Stock and the net asset value and the premium or discount from net asset value per share at which the shares of Common Stock were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

	Market Price		Net Asset Value (end of period)(1)		Premium or (Discount) As % of NAV(2)
Quarter Ended	High	Low			High	Low
March 31, 2013	$3.94	$3.35	$4.11		(4.1)%	(18.5)%
June 30, 2013	3.70	3.01	4.24		(12.7)%	(29.0)%
September 30, 2013	3.23	2.95	4.18		(22.7)%	(29.4)%
December 31, 2013	3.26	2.95	3.93		(17.0)%	(24.9)%
March 31, 2014	$3.94	$2.83	$3.73		5.6%	(24.1)%
June 30, 2014	3.91	3.12	3.87		1.0%	(19.4)%
September 30, 2014	3.43	2.90	3.85		(10.9%)	(24.7)%
December 31, 2014	3.09	2.51	3.51		(12.0)%	(28.5)%
March 31, 2015	$3.85	$2.86		*	*	*
April 1 through May 7, 2015	$3.15	2.89		*	*	*

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAV per share figures shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low sales price less NAV per share, divided by NAV per share.
*	Not determinable as of the date of this prospectus.

On May 7, 2015, the last reported sales price of our common stock was $2.94 per share.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at premiums that are unsustainable over the long term or at a discount from net asset value are separate and distinct from the risk that our net asset value will decrease. Since our initial public offering in 1983, our shares of common stock have traded at both a discount and a premium to the net assets attributable to those shares. As of May 7, 2015, our shares of common stock traded at a discount equal to approximately 16.2% of the net assets attributable to those shares based upon our $3.51 NAV per share as of December 31, 2014. It is not possible to predict whether the notes offered hereby will trade at, above, or below net asset value.

The timing and amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our shareholders will be declared out of assets legally available for distribution. We are also restricted in our ability to issue certain dividends to our shareholders by the terms of our Loan Facility. We intend to focus on making capital gains-based investments from which we will derive primarily capital gains. As a consequence, we do not anticipate that we will pay dividends on a quarterly basis or become a predictable distributor of dividends, and we expect that our dividends, if any, will be much less consistent than the dividends of other business development companies that primarily make debt investments.

RATIOS OF EARNINGS TO FIXED CHARGES

The following contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus.

	For the year ended December 31, 2014	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2010
Earnings to Fixed Charges(1)	(34.9)	(65.7)	(414.0)	(94.7)	(0.00)

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in shareholders’ equity resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense. The ratio coverage for the years ended December 31, 2014, 2013, 2012, 2011 and 2010 was less than 1:1. We would have needed to generate additional earnings of $34.9 million, $65.7 million, $414.0 million, $94.7 million, respectively, to achieve a coverage ratio of 1:1 for each of those years.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

MANAGEMENT’S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Background and Overview

We incorporated under the laws of the state of New York in August 1981. In 1983, we completed an IPO. In 1984, we divested all of our assets except Otisville BioTech, Inc., and became a financial services company with the investment in Otisville as the initial focus of our business activity.

In 1992, we registered as an investment company under the 1940 Act, commencing operations as a closed-end, non-diversified investment company. In 1995, we elected to become a BDC subject to the provisions of Sections 55 through 65 of the 1940 Act.

We believe we provide five core benefits to our shareholders. First, we are an established firm with a positive track record of investing in venture capital-backed companies as further discussed in “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Investments and Current Investment Pace” on page 54. Second, we provide shareholders with access to disruptive science-enabled companies, particularly ones that are enabled by BIOLOGY+, that would otherwise be difficult to access or inaccessible for most current and potential shareholders. Third, we have an existing portfolio of companies at varying stages of maturity that provide for a potential pipeline of investment returns over time. Fourth, we are able to invest opportunistically in a range of types of securities to take advantage of market inefficiencies. Fifth, we provide access to venture capital investments in a vehicle that, unlike private venture capital firms, has permanent capital, is transparent and is liquid.

We build transformative companies from disruptive science. We make venture capital investments in companies enabled by multidisciplinary, disruptive science. We define venture capital investments as the money and resources made available to privately held and publicly traded small businesses with exceptional growth potential.

In 2002, we focused our efforts investing in companies that were enabled at the micro and nanoscale. Many of the disruptive scientific breakthroughs that are the basis of the transformative companies we build occur at the nanoscale. This focus permitted the Company to become a leader investing in this emerging space. Additionally, our interdisciplinary scientific backgrounds led us to identify interesting breakthroughs that were occurring ever more often at the intersection of different scientific disciplines.

Two things have become clear to us over the past six years. First, many of the most interesting scientific breakthroughs are occurring at the intersection of different scientific disciplines, usually with biology as one of these disciplines. Two, companies that intersect with healthcare or the life sciences are yielding increased venture capital returns. In our own portfolio, companies in the life science sector have outperformed portfolio companies in the electronics and energy sectors significantly since 2002. Thus, beginning in 2008, the majority of our investments have been in companies that we define as BIOLOGY+, which refers to investments in interdisciplinary life science companies where biology innovation is intersecting with innovations in areas such as electronics, physics, materials science, chemistry, information technology, engineering and mathematics. We expect our future investments to be within the category of BIOLOGY+.

Our business model is simple. We help build transformative companies by being the first investors, building value in these companies over a multi-year period, realizing returns from our investments through acquisitions or IPOs, and reinvesting some of the returns on our investments into new portfolio companies that can drive future growth. We believe our evergreen structure is a competitive advantage over traditional, time-limited venture capital private partnerships as most of those entities do not have permanent capital to invest in portfolio companies. We believe we are a unique company with our focus on being actively involved investors in the formation and building of early-stage companies founded on disruptive science as a liquid, U.S. exchange listed, publicly traded company.

As of December 31, 2014, we had 26 equity-focused companies in our portfolio that have yet to complete liquidity events (e.g., IPOs or M&A transactions). This does not include (1) our publicly traded shares of Solazyme, Inc., and Champions Oncology, Inc.; (2) our publicly traded shares of Enumeral Biomedical Holdings, Inc., which are subject to restrictions on their sale; (3) our two venture debt deals, GEO Semiconductor Inc., and NanoTerra, Inc.; and (4) our rights to milestone payments from Amgen, Inc., Laird Technologies, Inc., and Canon, Inc. As of December 31, 2014, we valued our 26 privately held equity-focused companies at $76,315,454. Including the companies referenced above, we valued our total venture capital portfolio at $89,764,840 as of December 31, 2014. At December 31, 2014, from first dollar in, the average and median holding periods for the 26 privately held equity-focused investments were 5.7 years and 5.6 years, respectively. Historically, as measured from first dollar in to last dollar out, the average and median holding periods for the 72 investments we have exited were 4.5 years and 3.5 years, respectively.

Our execution strategy over the next five years has four parts: (1) Realize returns to increase shareholder value; (2) Invest for growth to increase shareholder value; (3) Partner to more effectively create value; and (4) Return value to our shareholders.

Realize

“Realize” refers to realizing value in our venture capital portfolio. Since our investment in Otisville in 1983 through December 31, 2014, we have made a total of 101 equity-focused venture capital investments. We have completely exited 72 and partially exited three of these 101 investments, recognizing aggregate net realized gains of $83,710,353 on invested capital of $129,669,354, or 1.6 times invested capital. For the securities of the 26 companies in our equity-focused portfolio held at December 31, 2014, we have net unrealized depreciation of $25,866,561 on invested capital of $102,182,015. We have aggregate net realized gains on our exited companies, offset by unrealized depreciation for our 26 currently held equity-focused investments of $57,843,792 on invested capital of $231,851,369.

The amount of net realized gains includes:

•	Realized gains of $19,957,324 from the sale of BioVex Group, Inc., to Amgen, Inc., the sale of Innovalight, Inc., to DuPont, the sale of Crystal IS, Inc., to Asahi Kasei Group, the sale of Xradia, Inc., to Carl Zeiss AG, and the sale of the semiconductor lithography equipment business of Molecular Imprints, Inc., to Canon, Inc. We had invested a total of $18,231,340 in these five portfolio companies;
•	Realized gains of $17,801,322 from the sale of shares of Solazyme, Inc., on invested capital of $5,326,098. In addition, we generated $1,757,610 in realized gains on our sale and/or purchase of written call option and put option contracts covered by our shares of Solazyme, Inc.;
•	Realized gains of $296,972 from the sale of shares of Champions Oncology, Inc., on invested capital of $576,971;
•	Realized gains of $536,813 from rights to milestone payments resulting from the achievement during the third quarter of 2014 of the first milestone associated with Amgen, Inc.’s acquisition of BioVex Group, Inc.;
•	Realized loss of $4,839,811, including call options, on our investment in NeoPhotonics Corporation on invested capital of $7,299,590;
•	Realized loss of $7,299,533 on our investment in Kovio, Inc., on invested capital of $7,299,533. On January 21, 2014, substantially all of Kovio’s assets were sold by Square 1 Bank, Kovio’s secured creditor, to Thin Film Electronics ASA. Our shares were subsequently declared worthless on February 19, 2014; and
•	Realized loss of $4,488,576 on our investment in Contour Energy Systems, Inc., on invested capital of $4,509,995. On August 15, 2014, the stockholders of Contour Energy Systems were given official notice of its liquidation and dissolution, which was approved by its board of directors following the approval of the majority of the stockholders.

The aggregate net realized gains and the cumulative invested capital do not reflect the cost or value of our freely tradable shares of Solazyme, Inc., and Champions Oncology, Inc., that we owned as of December 31, 2014. The aggregate net realized gains also do not include potential milestone payments that could occur as part of the acquisitions of BioVex Group, Inc., Nextreme Thermal Solutions, Inc., or Molecular Imprints, Inc., at points in time in the future. If these amounts were included as of December 31, 2014, our aggregate net realized gains and cumulative invested capital from 1983 through December 31, 2014, would be $90,164,061 and $133,797,360, respectively, or 1.7 times invested capital. These amounts also do not include our shares of Enumeral Biomedical Holdings, Inc., that, while traded publicly, are restricted and/or are subject to lock-up agreements.

Recent and Potential Liquidity Events From Our Portfolio as of December 31, 2014

During 2014, we received escrow payments totaling $2,374,827 from Carl Zeiss AG’s acquisition of Xradia, Inc., which was completed on July 19, 2013.

On April 18, 2014, Canon, Inc., completed its acquisition of Molecular Imprints, Inc.’s semiconductor lithography equipment business. We received $6,486,461 at the close of the transaction and could receive an additional $625,000 from amounts held in escrow as well as up to $1.7 million upon the achievement of certain milestones. We have not received any milestone payments as of December 31, 2014, and there can be no assurance as to the timing and how much of this amount we will ultimately realize in the future, if any. With the closing of the transaction, a new spin-out company, which retained the name “Molecular Imprints, Inc.,” was formed. This new company will continue development and commercialization of nanoscale patterning in consumer and biomedical applications. We are a shareholder of this new company. As of December 31, 2014, we valued potential milestone payments from the sale of Molecular Imprints at $628,948.

As of December 31, 2014, we valued the remaining potential milestone payments from the sale of BioVex Group, Inc., at $2,564,917. If all the remaining milestone payments were to be paid by Amgen, Inc., we would receive an additional $7,455,438. There can be no assurance as to the timing and how much of this amount we will ultimately realize in the future. On October 2, 2014, Amgen notified the Stockholder Agent associated with the acquisition of BioVex that the BLA filing milestone was met on September 26, 2014, which resulted in a payment of $2,070,955 in November of 2014.

As of December 31, 2014, we valued potential milestone payments from the sale of Nextreme Thermal Solutions, Inc., to Laird Technologies, Inc., at $0.

On July 31, 2014, Enumeral Biomedical Corp. completed a reverse merger into a publicly traded shell company, Enumeral Biomedical Holdings, Inc. The operations of Enumeral Biomedical Corp. became those of the surviving entity. Simultaneously with the merger, the Company made a $1.5 million investment in Enumeral Biomedical Holdings. Enumeral Biomedical Holdings is traded publicly on the OTC market under the symbol ENUM. The Company’s shares of Enumeral Biomedical Holdings are subject to restrictions on transfer, and we are also subject to a lock-up agreement that restricts our ability to trade these shares, exclusive of the general restriction on the transfer of unregistered securities. The lock-up period on our 7,966,368 shares of Enumeral Biomedical Holdings expires on January 31, 2016. ENUM’s stock closed trading on March 13, 2015, at $0.78 per share.

On August 1, 2014, the Company received $549,238 in payment of the outstanding principal, interest and warrants of OHSO Clean, Inc.

On March 3, 2015, OpGen, Inc. publicly filed a registration statement on Form S-1 for an IPO. There can be no certainty that this offering will be completed successfully. On May 5, 2015, OpGen, Inc., completed an IPO. As of that date, the company’s common stock and warrants trade on the NASDAQ Capital Market under the symbols OPGN and OPGNW, respectively. With the close of the offering, our preferred stock and certain of our bridge notes were converted into shares of common stock of OpGen. We invested $1.81 million in the IPO, inclusive of $650,000 in outstanding demand notes. Certain of our shares and warrants of OpGen are subject to restrictions on transfer and/or lock-up agreements. The lock-up period on these securities expires on November 1, 2015. OpGen’s common stock closed trading on May 7, 2015 at $4.65 per share.

Our portfolio companies may plan for and/or begin the process of pursuing potential sales and/or IPOs by hiring bankers and/or advisors. We generally consider these efforts to be in the ordinary course of business for our portfolio companies until the occurrence of certain tangible events, which may include the acceptance of a letter of intent, or the active marketing of securities in connection with an IPO.

Strategy for Managing Publicly Traded Positions

Our equity-focused portfolio companies may seek to raise capital and provide liquidity to shareholders through IPOs. It is generally rare that pre-IPO investors are afforded the ability to sell a portion of shares owned in the IPO. These pre-IPO shares, and sometimes shares purchased in the IPO by us, are often subject to lock-up provisions that prevent the sale of those shares, options against those shares or other transactions associated with those shares until expiration of the lock-up period, which is often 180 days from the date of a standard IPO. This lock-up period may be longer in other public offering transactions or transitions from a privately held company to a publicly traded company through processes such as a reverse merger with a publicly traded shell company. We commonly plan to hold our shares of our publicly traded portfolio companies following the expiration of the lock-up restrictions if we believe that the prospects for future growth of the portfolio company and the underlying value of our shares are as great or greater than other opportunities we are currently encountering. We believe we are able to make such assessments using our extensive knowledge of the companies having actively worked with them and their management teams over multiple years as pre-IPO investors. As such, we may hold our shares of publicly traded portfolio companies for extended periods of time from the date of IPO. That said, we may also elect to sell our shares of publicly traded companies before such growth has occurred if we believe there are better growth opportunities for that capital or if we require that capital to make other investments and/or to fund operations of the Company.

In situations where a company becomes publicly traded through a reverse merger with a publicly traded shell company, we may be subject to additional restrictions on the sale of the securities under Rule 144. This rule stipulates that shares of the new publicly traded company cannot be sold outside of a registration statement unless the publicly traded company is current on its periodic filings with the SEC (other than Form 8-K filings) and a period of time of one year from the date of the filing of Form 10 information occurs. This date of filing is often set by the announcement of the reverse merger in an expanded Form 8-K that includes Form 10 information. An additional limitation is that there are restrictions on the volume of sales permitted by affiliates of the publicly traded company following the one-year period discussed above. Affiliates are those who are deemed to have control of the company. There is a rebuttable presumption that such control is achieved through ownership of more than 10% of the public company’s class of voting securities or by serving as directors or officers of the company. We may be considered affiliates of these companies and, therefore, subject to these volume restrictions on the sale of our positions in these companies.

Following the expiration of the lock-up restrictions, we may pursue the sale of call options covered by our ownership of shares in our publicly traded portfolio companies. The Company will only “sell” or “write” options on common stocks held in the Company’s portfolio. We will not sell “naked” call options, i.e., options representing more shares of the stock than are held in the portfolio. These call options give the buyer the right to purchase our stock at a given price, the “strike price,” prior to a specific date, the “expiration date.” A call option whose strike price is above the current price of the underlying stock is called “out-of-the-money.” A call option whose strike price is below the current price of the underlying stock is called “in-the-money.” When stocks in the portfolio rise, call options that were out-of-the-money when written may become in-the-money, thereby increasing the likelihood that they could be exercised, and we would be forced to sell the stock. The opposite would occur for an in-the-money option that would become out-of-the-money if the stock were to fall below the strike price of the option. We have used and currently plan to continue to use both in-the-money and out-of-the-money options as part of our strategy for managing our ownership in publicly traded portfolio companies.

We may also purchase put options as a method of limiting the downside risk that the price per share of these companies may decrease substantially from current levels. A put option gives its holder the right to sell a specified number of shares of a specific security at a specific price (known as the exercise strike price) by a certain date. The buyer of a put option is betting that the price of the security will decrease before the option expires. The risk for us as the option holder is that the option expires unexercised, and we have lost the money spent on buying the option.

For conventional listed call options, the options’ expiration dates are commonly up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. We currently expect the majority of written call options to be ones with expirations of equal to or shorter than one year from the date the call option is first listed for trading.

We believe this strategy of selling covered call options on our publicly traded portfolio companies provides at least three benefits:

1)	We receive payment of a premium in cash at the time of the sale of the call option. The amount of the premium received is negotiated between the buyer and us and is influenced generally by the market price of the underlying stock, the volatility of the stock and the length of time between the date of sale of the call option and the expiration date. If the option expires out-of-the-money, we retain the premium as a gain on our investment.
2)	If the option is exercised, it enables the monetization of the stock held by us in an orderly transaction that yields known returns. Our publicly traded portfolio companies currently trade at small average daily volumes of shares compared with our positions in these companies. As such, a decision by us to sell a portion or all of our shares in these companies in the public markets through brokers could negatively affect the price at which we would be able to sell these shares and, therefore, our ultimate returns. The sale of a call option sets a price at which our shares would sell if the option is exercised, which negates the potential impact of illiquidity or other market dynamics on our returns from the sale of these shares. That said, it also sets an upper limit for the proceeds we would receive in such sale. We plan to enter into such contracts at a price per share and in a timeframe that we would be willing to sell those shares. While we may repurchase call options when advantageous to us, we commonly do not sell call options with the expectation that we will repurchase them at a future date.
3)	The sale of options may help generate interest and liquidity in the stock of our publicly traded portfolio companies. Current market dynamics make it difficult for small capitalization stocks to attract interest from institutional and retail investors. This difficulty leads to low average trading volumes and low liquidity options for existing shareholders. We believe the sale of call options may aid in increasing the interest and liquidity in the stock of these companies and may be beneficial to our future potential returns on these investments.

During the year ended December 31, 2014, our strategy for managing our publicly traded positions generated $119,697 in net cash proceeds from premiums on call options sold of Solazyme, Inc. We also sold 117,834 shares of Solazyme in open market transactions for proceeds, net of commission, of $1,407,520. The net increase in our primary liquidity from these transactions was $1,527,217. Through December 31, 2014, we have generated $2,469,676 in net cash premiums on call options sold and put options purchased of Solazyme since the company completed an IPO in May 2011. We have sold a total of 2,254,149 shares of Solazyme since its IPO for net proceeds, after commission, of $22,400,495 or an average sale price of $9.94 per share. Including premiums from call and put options, the average sale price for these shares was $11.03 per share. Our cost basis in Solazyme is $2.36 per share.

During the year ended December 31, 2014, we sold 575,756 shares of our position in Champions Oncology, Inc., in open market transactions for net proceeds, after commission, of $636,259 or an average sale price of $1.11 per share. Our average cost basis in Champions is $0.67 per share.

These increases in primary liquidity are important for our efforts to continue to fund existing and new portfolio companies that could generate future investment returns.

Maturity of Current Equity-Focused Venture Capital Portfolio

There are three main drivers of our potential growth in value over the next four years. First, we have a larger portfolio of more mature companies than we have had historically. Second, we believe the quality of our existing portfolio is stronger than it has been historically. Third, we own larger percentages of the companies in the existing portfolio than we have owned historically.

Our equity-focused venture capital portfolio is comprised of companies at varying maturities facing different types of risks. We have defined these levels of maturity and sources of risk as: (1) Early Stage/Technology Risk, (2) Mid Stage/Market Risk and (3) Late Stage/Execution Risk. Early-stage companies have a high degree of technical, market and execution risk, which is typical of initial investments by venture capital firms, including us. Mid-stage companies are those that have overcome most of the technical risk associated with their products and are now focused on addressing the market acceptance for their products.

Late-stage companies are those that have determined there is a market for their products, and they are now focused on sales execution and scale. Late-stage, life sciences companies are typically generating revenue from the commercial sale of one or more products or, in the case of therapeutic or medical device-focused life sciences companies, are in Phase III Clinical Trials, which are the pivotal trials before a possible FDA approval and commercial launch of a product.

Our current portfolio is comprised of BIOLOGY+ and other companies at varying stages of maturity in a diverse set of industries. As our portfolio companies mature, we seek to invest in new early- and mid-stage companies that may mature into mid- and late-stage companies. This continuous progression creates a pipeline of investment maturities that may lead to future sources of positive contributions to net asset value per share as these companies mature and potentially experience liquidity and exit events. Our pipeline of investment maturities for the 24 equity-focused companies in our portfolio that have yet to complete liquidity events (e.g., IPOs onto national exchanges or M&A transactions) and are not in the process of being shut down are shown in the figure below (our “Active Portfolio”).

PORTFOLIO BY STAGE

BIOLOGY+
Other
TARA Biosystems
Accelerator
UberSeq
ProMuc
EchoPixel
AgBiome
Senova
ABS
Enumeral
SiOnyx
EARLY
Ensemble
Molecular Imprints
HZO
Mersana
OpGen
Cambrios
Nantero
MID
Metabolon
D-Wave
Champions
PWA
Adesto
Nanosys
Bridgelux
LATE

Note: Equity-focused portfolio companies, year of first investment and stage classifications as of December 31, 2014, not including 1) our publicly traded shares of Solazyme; 2) our rights to milestone payments associated with the acquisitions of BioVex Group, Nextreme Thermal Solutions and Molecular Imprints; and 3) portfolio companies currently in the process of being liquidated, have ceased or are in the process of ceasing operations and/or are seeking a sale of their assets, including Laser Light Engines, Ultora, SynGlyco and Cobalt.

We expect some of our portfolio companies to transition between stages of maturity over time. This transition may be forward if the company is maturing and is successfully executing its business plan or may be backward if the company is not successfully executing its business plan or decides to change its business plan substantially from its original plan. Transitions backward may be accompanied by an increase in non-performance risk, which reduces valuation. We discuss non-performance risk and its implications on value below in the section titled “Valuation of Investments.”

We categorized our three new portfolio companies in 2014, Accelerator IV-New York Corporation, Tara Biosystems, Inc., and UberSeq, Inc., as early-stage companies. Molecular Imprints, Inc., which we previously categorized as a late-stage company, was acquired by Canon, Inc., in the second quarter of 2014, and we have retained ownership in a new company created from the non-semiconductor manufacturing business of Molecular Imprints. We categorized the new company, which retained the name “Molecular Imprints, Inc.” as a mid-stage company. During the third quarter of 2014, we transitioned SiOnyx, Inc., from a mid-stage company to an early-stage company and Cambrios Technologies Corporation from a late-stage company to a mid-stage company. During the fourth quarter of 2014, we did not transition the stage categorization of any of our portfolio companies.

Portfolio Company Revenue

We aggregate the revenues of our equity-focused portfolio companies on an annual basis and report these aggregated amounts for the prior three calendar years. These revenues include contributions solely from those equity-focused portfolio companies that have yet to complete liquidity events (e.g., IPOs, up-listings, or M&A transactions) and are not in the process of being shut down as of December 31, 2014. This approach enables the comparison of aggregate revenues for our portfolio as of the end of a given year with those generated by the same set of companies in prior years. As such, the total revenues in a given historical year will fluctuate owing to the change of the composition of our equity-focused portfolio companies.

We had 20 of our 24 companies in our Active Portfolio as of December 31, 2014, that generate revenues ranging from nominal to significant from commercial sales of products and/or services, from commercial partnerships and/or from government grants. The following table lists the aggregate revenues and change between years for these 20 portfolio companies in 2012, 2013 and 2014, grouped by stage of development, as of December 31, 2014, and in total.

	2014 Aggregate Revenue ($ Million)	2013 Aggregate Revenue ($ Million)	Change in Revenues from 2013 to 2014	2012 Aggregate Revenue ($ Million)	Change in Revenues from 2012 to 2013
Early Stage	$4.6	$3.6	28%	$7.3	-51%
Mid Stage	$28.7	$29.1	-1%	$31.0	-6%
Late Stage	$239.6	$217.3	10%	$131.8	65%
Total	$272.9	$250.0	9%	$170.1	47%
Combined Mid and Late Stage	$268.3	$246.4	9%	$162.8	51%

The revenue amounts listed in the table above include revenues generated by our portfolio companies in the years reported, but do not include revenues from acquired businesses prior to the consummation of those transactions.

As of December 31, 2014, we had one equity-focused portfolio company, Solazyme, Inc., that is not included in the table above. Solazyme had revenues in 2014, 2013 and 2012 of $60.4 million, $39.8 million and $44.1 million, respectively.

We note that the revenues of our mid-stage companies decreased from 2012 to 2013 and 2013 to 2014. This decrease is related primarily to a transition of the source of revenues from government grants and contracts to the sale of products. We believe such transitions are often positive developments for companies even if they result in short-term decreases in revenues.

Ownership of our Portfolio Companies

By studying our portfolio in greater detail, it is evident to us that potential returns from approximately half of the companies in our portfolio could be the real drivers of net asset value growth over the coming years. These companies include ones in which we have substantial ownership and ones where we believe the potential value at exit is substantial. The table below provides some additional detail on our ownership of the 24 equity-focused companies in our portfolio that have yet to complete liquidity events (e.g., IPOs on national exchanges or M&A transactions) and are not in the process of being shut down.

Portfolio Company	Voting Ownership Range
EchoPixel, Inc. ProMuc, Inc. Senova Systems, Inc. Sionyx, Inc. UberSeq, Inc.	>20%
ABSMaterials, Inc. Enumeral Biomedical Holdings, Inc. HZO, Inc. Produced Water Absorbents, Inc. TARA Biosystems, Inc.	15 – 20%
Adesto Technologies Corporation Metabolon, Inc. OpGen, Inc.	10 – 15%
Accelerator IV – New York Corporation AgBiome, LLC Ensemble Therapeutics Corporation	5 – 10%
Bridgelux, Inc. Cambrios Technologies Corporation Champions Oncology, Inc. Mersana Therapeutics, Inc. Molecular Imprints, Inc. Nantero, Inc.	2.5 – 5%
D-Wave Systems, Inc. Nanosys, Inc.	0 – 2.5%

In previous communications with shareholders, we have discussed how we are managing our portfolio, feeding the “fat hogs” and starving the “lean hogs” to maximize our value at exit. Many of the leaner hogs have experienced write-downs in valuation, and we have de-emphasized them in terms of the time allocation of our team. These steps allow us to focus our time and capital on the companies we believe will be the drivers of our growth. This increases the risk and potential loss of invested capital in these portfolio companies, but it also may increase the potential returns if they are successful. We currently believe companies like D-Wave Systems, Inc., Metabolon, Inc., Adesto Technologies Corporation, HZO, Inc., Produced Water Absorbents, Inc., AgBiome, LLC, Senova Systems, Inc., Enumeral Biomedical Holdings, Inc., and EchoPixel, Inc., may have the potential to be real drivers of growth in our portfolio in the coming years.

Level of Involvement in Our Portfolio Companies

The 1940 Act generally requires that BDCs offer to “make available significant managerial assistance” to portfolio companies. We are actively involved with our portfolio companies through membership on boards of directors, as observers to the boards of directors and/or through frequent communication with management. As of December 31, 2014, we held at least one board seat or observer rights on 19 of our 24 equity-focused portfolio companies that have yet to complete a liquidity event or an uplisting to a national exchange and are not in the process of being shut down (79%).

We may hold two or more board seats in early-stage portfolio companies or those in which we have significant ownership. We may transition off of the board of directors to an observer role as our portfolio companies raise additional capital from new investors, as they mature or as they are able to attract independent members who have relevant industry experience and contacts. We also typically step off the board of directors upon the completion of or prior to the expiration of the lock-up provisions related to a public offering/listing. Our observer rights at board of directors meetings commonly cease when companies complete a public listing. We have not held a board seat or observer rights at Solazyme, Inc., since it completed its IPO in May of 2011, or an observer seat at Champions Oncology since August of 2013.

We may be involved actively in the formation and development of business strategies of our earliest stage portfolio companies. This involvement may include hiring management, licensing intellectual property, securing space and raising additional capital. We also provide managerial assistance to late-stage companies looking for potential exit opportunities by leveraging our relationships with the banking and investment community and our knowledge and experience in running a micro-capitalization publicly traded business.

Invest

Investment Objective and Strategy

Our principal investment objective is to achieve long-term capital appreciation by making equity-focused venture capital investments in companies that we believe have exceptional growth potential. Therefore, a significant portion of our current venture capital investment portfolio provides little or no income in the form of dividends or interest. Current income is a secondary investment objective. We seek to reach the point where future growth is financed through reinvestment of our capital gains from our venture capital investments and where current income offsets significant portions of our annual expenses during periods of time between realizations of capital gains on our investments. We also plan to implement a strategy to grow assets under management and generate current income by raising one or more third-party funds to manage. It is possible that we will invest our capital alongside or through these funds in portfolio companies. These funds may be focused on specific sectors, such as life sciences, energy and electronics, that are enabled by scientific breakthroughs, including BIOLOGY+. There is no assurance when and if we will be able to raise such fund(s) or, if raised, whether they will be successful.

We have discretion in the investment of our capital to achieve our objectives. Our venture capital investments are made primarily in equity-related securities of companies that can range in stage from pre-revenue to generating positive cash flow. These businesses tend to be thinly capitalized, unproven, small companies that lack management depth, have little or no history of operations and are developing unproven technologies. These businesses may be privately held or publicly traded. We historically have invested in equity securities of these companies that are generally illiquid owing to restrictions on resale and to the lack of an established trading market. We refer to our portfolio of investments in equity and equity-related securities in sections of the Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) as our “equity-focused” portfolio of investments. We have historically, from time to time, taken advantage of opportunities to generate near-term cash flow by investing in non-convertible debt securities of small businesses. These businesses tend to be generating cash or have near-term visibility to reaching positive cash flow. We refer to our portfolio of investments in non-convertible debt in sections of the MD&A as our “venture debt” portfolio of investments. We do not currently expect to make a significant number of venture debt investments outside of portfolio companies in which we hold equity securities.

We are both early-stage and long-term investors. We seek to identify investment opportunities in industries and markets that will be growth opportunities three to seven years from the date of our initial investment. We expect to invest capital in these companies at multiple points in time subsequent to our initial investment. We refer to such investments as “follow-on” investments. Our efforts to identify and predict future growth industries and markets rely on patient and extensive due diligence in innovations developed at universities and corporate and government research laboratories, and the examination of macroeconomic and microeconomic trends and industry dynamics. We believe it is the early identification of and investments in these growth opportunities that will lead to investment returns for our shareholders, growth of our net assets, and capital for us to invest in tomorrow’s growth opportunities.

We have always been involved with founding, incubating and building transformative companies from disruptive science. In fact, we have been the first institutional investor or syndicate of first institutional investors in two-thirds of the companies we have invested in since our founding. Our involvement may include hiring management, licensing intellectual property, securing space and raising additional capital. We also provide managerial assistance to late-stage companies looking for potential exit opportunities by leveraging our relationships with the banking and investment community and our knowledge and experience in running a micro-capitalization publicly traded business.

Beginning in 2008, the majority of our initial investments in privately held and early-stage publicly traded companies have been in companies that we define as BIOLOGY+.

H&H BIOLOGY INVESTMENT HISTORY

Over 80 percent of our initial investments since 2008 have been in BIOLOGY companies.

% of Total Initial Investments in Life Sciences-Related Portfolio Companies
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
33%
17%
35%
22%
43%
84%
1983-1987
1988-1992
1993-1997
1998-2001
2002-2007
2008-2014

The table below discusses how certain of our portfolio companies have teamed innovations in biology with innovations in engineering, physics, electronics, IT, mathematics and material sciences. In the case of Enumeral Biomedical Corp., this combination enables the ability to interrogate cells at the single cell scale in unique ways for the first time. In the case of TARA Biosystems, Inc., the combination enables personal diagnostics and toxicity testing by using microfabrication to create environments where heart tissue can grow in an environment that is more similar to the human body than through other techniques. This increases the speed and reduces the cost of large-scale sequencing. In the case of D-Wave Systems, Inc., its quantum computer can be used to solve very complex protein folding problems to enable new therapeutic approaches.

A DECADE OF BIOLOGY + INVESTMENTS

BIOLOGY +	ENABLES	H&H PORTFOLIO COMPANY
Engineering	Single Cell Analysis	enumeral biomedical
Big Data	Crop Protection Solutions	AgBiome
Physics	Predictive Physiology	TARA biosystems
IT	Protein Structure Analysis	D-Wave The Quantum Computing Company
Mathematics	High-Quality Molecular Diagnostics	METABOLON
Material Science	Targeted Bio-Compatible Drug Delivery	Mersana

Currently, we plan to focus all our efforts on building new companies enabled by our BIOLOGY+ thesis. We believe areas such as (1) personalized genomics, (2) novel therapeutics for cancer, and (3) 3D non-invasive imaging and diagnostics, as well as applications in agriculture, industrial biotechnology, water, functional foods and personal health will all be influenced by innovations in BIOLOGY+.

EXAMPLES OF BIOLOGY + SM

DNA SEQUENCING

+

SEMICONDUCTORS

=

PERSONALIZED GENOMICS

PROTEIN BIOCHEMISTRY

+

INFORMATION TECHNOLOGY

=

NOVEL THERAPEUTIC TARGETS

ONCOLOGY

+

PHYSICS

=

3D NON-INVASIVE IMAGING AND DIAGNOSTICS

There are very few people and very few venture capital firms still in existence that have the expertise to find, incubate and build these types of companies. The disruptive science comes from leading laboratories at premier research institutions. It takes time, experience and often partnerships with leading, global scientific companies to bring the technology to market. Our team, with scientific backgrounds in chemistry, biochemical engineering, physics, genetics and material science, is uniquely qualified to identify, diligence and invest in these opportunities.

Growth in Ownership of Portfolio Companies

The chart below depicts the change in our ownership of our portfolio companies from 2001 through 2014 as our assets have increased. Our fully diluted, investment-weighted average ownership has increased from approximately 5% for initial investments made between 2001 and 2004 to approximately 15% for initial investments made between 2009 and 2014. This increasing ownership, which we have noted in previous shareholder communications, gives us more control over these companies to potentially affect outcomes beneficial to the Company. Over the coming five years, as companies where our initial investment was made between 2005 and the present continue to mature and exit, we believe our increased levels of ownership have the potential to provide greater returns than our historical investments.

GROWTH IN AVERAGE OWNERSHIP

Average Ownership
20%
15%
10%
5%
0%
5%
9%
15%
20%+
2001-2004
2005-2008
2009-2014
Goal

Notes: Average ownership data includes investment-weighted ownership percentages on a fully diluted basis as of December 31, 2014, for unrealized investments including investments in pending tranches of previously closed financings, as applicable. Many of our current portfolio companies may raise additional capital, and depending on many factors our ownership could increase or decrease in these companies as a result of these financings. The data for 2005-2008 does not include ownership in Ancora Pharmaceuticals Inc. If this investment was included, the investment-weighted average ownership would be approximately 16 percent. There is no guarantee that the projections of average future ownership will be achieved. Do not place undue reliance on such projections.

Our goal with our new investments is to have even greater ownership at the time of the realization of our return than we have had historically for all of the reasons discussed above.

Investments and Current Investment Pace

The following is a summary of our initial and follow-on equity-focused investments from January 1, 2010, to December 31, 2014. We consider a “round led” to be a round where we were the new investor or the leader of a group of investors in an investee company. Typically, but not always, the lead investor negotiates the price and terms of the deal with the investee company.

Investments in Our Equity-Focused Portfolio of Investments
in Privately Held and Publicly Traded Companies

	2010	2011	2012	2013	2014
Total Incremental Investments	$9,560,721	$17,688,903	$15,141,941	$18,076,288	$14,276,808
No. of New Investments	3	4	2	2	3
No. of Follow-On Investment Rounds	27	31	26	37	33
No. of Rounds Led	5	4	3	9	8
Average Dollar Amount – Initial	$117,069	$1,339,744	$1,407,500	$550,001	$338,677
Average Dollar Amount – Follow-On	$341,093	$397,740	$474,113	$449,359	$401,842

Industry Sectors of Investment

We generally classify our investments in one of three industry sectors: Life Sciences, Energy and Electronics. The interdisciplinary nature of science-based inventions enables our portfolio companies to address needs in multiple sectors rather than being confined to addressing needs in one sector. As such, many of our portfolio companies can adjust their business foci to address needs in a secondary sector should opportunities in the company’s primary sector decrease in number or magnitude.

We classify companies in our life sciences portfolio as those that address problems in life sciences-related industries, including biotechnology, agriculture, advanced materials and chemicals, diagnostics, healthcare, bioprocessing, water, industrial biotechnology, food, nutrition and energy. We classify companies that address life science-related problems as a primary or secondary sector as BIOLOGY+. With our focus on investing in BIOLOGY+ companies, we expect that the number of companies addressing life science-related industries as a primary focus will grow, while those that address electronics and energy-related sectors as a primary focus will decline. That said, we expect these companies may address electronics and energy-related sectors as a secondary sector given the interdisciplinary nature of BIOLOGY+ companies.

We classify companies in our energy portfolio as those that seek to improve performance, productivity or efficiency, and to reduce environmental impact, waste, cost, energy consumption or raw materials. Energy is a term used commonly to describe products and processes that solve global problems related to resource constraints. The term “cleantech” is also used commonly in a similar manner.

We classify companies in our electronics portfolio as those that address problems in electronics-related industries, including semiconductors, telecommunications and data communications, metrology and test and measurement.

Importance of Availability of Liquid Capital

Private venture capital funds are structured commonly as limited partnerships with a committed level of capital and finite lifetime. Capital is “called” from limited partners to make investments and pay for expenses of running the firm at various points within the lifetime of the fund. For each initial investment, the fund must reserve additional capital for follow-on investments at later stages of the life of the portfolio companies. These follow-on investments are required because often portfolio companies in areas in which we invest, whether privately held or publicly traded, operate with negative cash flow for lengthy periods of time. In general, the cumulative total of initial invested capital and reserves cannot exceed the committed level of capital of the fund.

Our strategy for investing capital is similar to this approach in some respects. We make initial investments in privately held and publicly traded companies and project the amount of capital that may be required should the company mature successfully. These projections, equivalent to the reserves of private venture capital funds, are reviewed weekly by management, are updated frequently and are a component of the data that guide our decisions on whether to make new and follow-on investments. As a publicly traded, internally managed venture capital company, our cash used to make investments and pay expenses is held by us and not called from external sources when needed. Accordingly, it is crucial that we operate the company with a substantial balance of liquid capital for this reason and for four additional reasons.

1)	We manage the company and our investment criteria and pace such that our projected needs for capital to make new and follow-on investments do not exceed the total of our liquid investments. Although we use best efforts to predict when this capital will be required for use in new and follow-on investments, we cannot predict with certainty the timing for these investments. We would be unable to make new or follow-on investments in our portfolio companies without having substantial liquid resources of capital available to us.
2)	Venture capital firms traditionally invest beside other venture capital firms in a process called syndication. The size of the fund and the amount of capital reserves available to syndicate partners is often an attribute that potential co-investors consider when deciding on syndicate partners. As we do not have committed capital from limited partners, we believe we must have adequate available liquid capital on our balance sheet to be able to have access to high-quality deal flow.
3)	We rarely commit the total amount of cumulative capital intended for investment in any portfolio company at one point in time. Instead, our investments consist of multiple rounds of financing of a given portfolio company, in which we typically participate if we believe that the merits of such an investment outweigh the risks. We also commonly have preemptive rights to invest additional capital in our privately held portfolio companies. These rights are useful to protect and potentially increase the value of our positions in our portfolio companies as they mature. Commonly, the terms of such financings in privately held companies also include penalties for those investors that do not invest in these subsequent rounds of financing. Without available capital at the time of investment, our ownership in the company would be subject to these penalties that can lead to a partial or complete loss of the capital invested prior to that round of financing.
4)	We may have the opportunity to increase ownership in late rounds of financing in some of our most mature companies. Many private venture capital funds that invested in these companies are reaching the end of the term associated with their limited partnerships. This issue may limit the available capital to these funds for follow-on investments, and the ability to take advantage of potentially valuable terms given to those who have investable capital. Having permanent, liquid capital available for investment and access to the capital markets allows us to take advantage of these opportunities as they arise.

On September 30, 2013, we secured the $20,000,000 Loan Facility from Orix Corporate Capital, Inc. This Loan Facility replaced the $10,000,000 facility we secured from TD Bank in February of 2011. Orix Corporate Capital is a diversified financial conglomerate with substantial assets that has extensive experience working with venture capital firms and venture capital-backed companies through its Orix Ventures unit. We believe this knowledge, combined with the quality of our portfolio companies and our investments in those companies, enabled us to obtain a credit facility secured, in part, by our portfolio of primarily privately held portfolio companies versus solely the cash security of our prior credit facility.

We believe the Loan Facility is beneficial for three primary reasons. First, we currently believe our existing portfolio of mid- and late-stage companies will generate meaningful returns in the next two-to-three years. That said, the exact timing of these realizations is uncertain. We currently believe our strong balance sheet of liquid assets (that is, cash and publicly traded securities) combined with this facility will allow us time and capital resources to realize these meaningful returns without materially compromising the rate of deployment of capital into investment opportunities that have the potential to build value for us.

Second, as we have said historically, there are a substantial number of investment opportunities in existing and new portfolio companies that we believe have the potential to build value through increasing our future returns on investment. The Loan Facility expands our financial resources for making such investments without resulting in dilution to our shareholders through the issuance of additional shares of our common stock.

Third, the Loan Facility establishes a relationship between us and Orix Corporate Capital that could be beneficial to our portfolio companies, and thus us, in the future. Many of our portfolio companies secure lines of credit and other forms of access to capital. Orix Corporate Capital has the resources and capability to address many of these needs. We believe the combination of the financial and other resources of each of our firms will be a powerful collaboration that helps to build value in our portfolio companies, and thus value for us.

Our Sources of Liquid Capital

The sources of liquidity that we use to make our investments are classified as primary and secondary liquidity. As of December 31, 2014, and December 31, 2013, our total primary and secondary liquidity was $29,620,665 and $33,620,478, respectively. We do not include funds available from our credit facility as primary or secondary liquidity. We believe it is important to examine both our primary and secondary liquidity when assessing the strength of our balance sheet and our future investment capabilities.

Primary liquidity is comprised of cash, U.S. government securities and certain receivables. As of December 31, 2014, we held $20,748,314 in cash, $0 in U.S. government securities and $230,478 in certain receivables. As of December 31, 2013, we held $8,538,548 in cash, $18,999,810 in U.S. government securities and $534,826 in certain receivables.

During the year ended December 31, 2014, proceeds from several transactions added to our primary liquidity. We sold 117,834 shares of our investment in Solazyme, Inc., in open market sales. We received $1,407,520 in net proceeds from these transactions. We also sold 575,756 shares of our investment in Champions Oncology, Inc., in open market sales. We received $636,259 in net proceeds from these transactions. We purchased and sold call option contracts on our publicly traded positions generating net proceeds of $119,697. On April 18, 2014, we received proceeds of $6,486,461 from the sale of Molecular Imprints, Inc.’s semiconductor lithography equipment business to Canon, Inc. We received proceeds of $2,374,827 from the sale of Xradia, Inc., which were released from escrow during the year. On August 1, 2014, the Company received $549,238 in payment of the outstanding principal, interest and warrants of OHSO Clean, Inc. On November 17, 2014, the Company received $2,070,955 upon achievement of the BLA filing milestone associated with the acquisition of BioVex Group, Inc., by Amgen, Inc. On December 18, 2014, the Company received $48,071 from Nanosys, Inc., in payment of the principal amount plus accrued interest of a convertible promissory note. On December 24, 2014, the Company received $79,310 of total proceeds due of $158,621 from the sale of certain warrants of GEO Semiconductor, Inc. The remaining proceeds due of $79,311 are included in our receivables as of December 31, 2014. Payments for additional milestones of the BioVex Group, Inc., and Molecular Imprints sales will add to our primary liquidity in future quarters if these milestones are achieved successfully. The probability-adjusted values of the future milestone payments for the sales of BioVex and Molecular Imprints, as determined at the end of each fiscal quarter, are included as an asset on our Consolidated Statements of Assets and Liabilities and will be included in primary liquidity only if and when payment is received for achievement of the milestones.

Our secondary liquidity is comprised of the stock of both unrestricted and restricted publicly traded companies. Although these companies are publicly traded, their stock may not trade at high volumes and prices may be volatile, which may restrict our ability to sell our positions at any given time. Secondary liquidity does not include the value of warrants or options we hold in Champions Oncology, Inc., or Enumeral Biomedical Holdings, Inc. As of December 31, 2014, our secondary liquidity was $8,641,873. Solazyme, Inc., accounts for $129,000 of the total amount of secondary liquidity based on the closing price of its common stock of $2.58 as of December 31, 2014. Champions Oncology accounts for $1,261,695 of the total amount of secondary liquidity based on the closing price of its common stock of $0.50 as of December 31, 2014. Enumeral Biomedical accounts for $7,251,178 of the total amount of secondary liquidity based on the closing price of its common stock of $1.05 as of December 31, 2014, less a liquidity discount to reflect that these shares are subject to restrictions on transfer. We are also subject to a lock-up agreement that restricts our ability to trade our securities of Enumeral Biomedical, exclusive of the general restriction on the transfer of unregistered securities. The lock-up period on our 7,966,368 shares of Enumeral Biomedical expires on January 31, 2016.

As of December 31, 2013, our secondary liquidity was $5,547,294. Solazyme accounted for $1,827,712 of the total amount of secondary liquidity based on the closing price of its common stock as of December 31, 2013. Champions Oncology accounted for $3,719,582 of the total amount of secondary liquidity based on the closing price of its common stock as of December 31, 2013. A decision to sell our shares would result in the cash received from the sale of these assets being included in primary liquidity. Until that time, we will continue to include the value of our shares of our publicly traded portfolio companies in secondary liquidity unless the average trading volume of each company reaches sufficient levels for us to monetize our stock in such companies over a short period of time.

We also have the $20,000,000 Loan Facility, which we can draw on to increase our available liquid capital. As of December 31, 2014, we had no outstanding debt relating to this Loan Facility.

Partner

As the structure of the public markets has changed over the last decade, the time and dollars required to build transformative companies has increased. Scale and manufacturing expertise is now critical to get to a successful outcome. We believe this expertise is best accomplished by partnering with corporations at earlier stages in the development of the enterprise. Proper partnering can lead to more capital efficient businesses that provide better returns for investors.

We bring technology platforms and expertise in company building. Our corporate partners bring expertise in scale and manufacturing and access to end markets. We primarily partner with corporations as syndicate partners investing in and working with to build early-stage companies. A syndicate of financial investors besides key strategic corporations from the very first round of capital is becoming more common in our investments. Over three-fourths of our portfolio companies have significant corporate partnerships or investments, and most developed these relationships in the early-stages of development of those companies.

PORTFOLIO PARTNERS

Private Sector
Public Sector
H&H Portfolio
ONR
NSF
NIST
DARPA
DOE
NIH
NASA
BOSCH
Google
Intel
syngenta
Mitsui
Health Diagnostic Laboratory, Inc.
Microsoft
LIFE Technologies
Synaptics
Celgene
3M
Unilever
Tyco
Genentech
Sephora
LG Innotek
Crucell
Bunge
Oxford Biosciences
Bristol Myers Squibb
Dow
Samsung
Pfizer
Chevron
Hitachi Chemical
Lockheed Martin
Novartis
Illumina
Metter Toledo
Coherent
Boehringer Ingelheim
Panasonic
Sanofi-Aventis

Note: Includes corporate partnerships since 2002, which is when the first of the current Managing Directors joined the firm.

We are also exploring other ways to develop deep relationships with corporations and other entities that we believe will be beneficial to us and our portfolio companies including the potential for co-investment relationships.

One example of our partnership efforts comes through our investment in Accelerator IV-New York Corporation (“Accelerator IV”). Accelerator IV is a New York City-based biotechnology management company designed to leverage NYC’s biotech research centers and universities to successfully invest in and develop early-stage life science technology. Accelerator IV supports emerging biotechnology innovations through its expertise, internal resources, and partner network. Its efforts are focused on the evolving healthcare and medical landscapes. Through a strategic partnership and collaboration, it uses this platform to specifically identify, evaluate, finance, and manage the commercialization of technologies and assets sourced from a broad range of proprietary sources. Other investors in Accelerator IV include Alexandria Real Estate Equities, Eli Lilly and Company, Johnson & Johnson Development Corporation and Pfizer Venture Investments. There is no assurance that we will be successful in securing other partnerships.

We have a long history working with U.S. universities to commercialize technologies discovered in their labs. We expect these relationships to become deeper as we focus on building companies developed from research from a select set of these universities going forward.

University Start-ups

Universities
Cornell
MIT
Columbia
Harvard
CalTech
Princeton
Stanford
College of Wooster
Johns Hopkins University
University of Minnesota
Arizona State University
Oxford
University of Michigan
Duke
Tufts
University College London
UC Berkeley
University of British Columbia
UC Santa Barbara
Rensselaer Polytechnic Institute
University of Central Florida
University of Illinois
University of New Mexico
University of Wisconsin
Washington University
University of Texas
University of Toronto
Mississippi State University
40+ Portfolio Companies

Note: Includes universities from which portfolio technology was licenses or founders established.

Return

Our plan for returning value to shareholders has three steps. Step one of our return plan was implemented over the past six years. It includes investing in early-stage companies where we believe we can own greater than 10% of the company at exit with invested capital of between $5 million and $10 million in each company.

Step two is our focus on BIOLOGY+. Our best investment returns over the past 10 years have come from companies that have businesses intersecting with the life sciences. We are now focusing our efforts on BIOLOGY+, as we believe the future returns for companies commercializing technologies that sell into the life science markets will be greater than those focused on other markets we have invested in historically. Since 2008, approximately 84% of our new initial investments have been in companies that fit our BIOLOGY+ investment thesis. This percentage will increase over the coming years. That said, we note that past performance may not be indicative of future performance.

Step three is our partnering efforts. We continue to pursue strategies to increase the return profile of early-stage investing, and to reduce the cost profile so that it shifts to a profile more representative of the venture capital industry of 15 to 20 years ago. We believe this will require an environment for doing early-stage investing that includes working with corporate partners earlier in the development of these companies to (1) ascertain if there is demand for the company’s technology/products and (2) to help these start-ups prepare for scale and manufacturing in a way that permits seamless adoption by industry and the consumer. This is the basis of our partnership strategy.

We believe that execution of these three steps will generate returns for shareholders over the coming years. We are focused on increasing value for shareholders through growing net asset value per share, and we believe we may have an opportunity to reduce the number of shares outstanding and provide deemed dividends as well as cash dividends as we execute on this strategy.

Current Business Environment

The fourth quarter of 2014 ended with increases in value in the public market indices. These increases coincided with an increase in the number of IPOs and an increase in M&A transactions. That said, fundraising by venture capital firms continued to be challenging and concentrated to a small number of funds. These dynamics continue to lead to a difficult fundraising environment for venture-backed companies, particularly those in the middle stages of development and those focused on sectors in which we invest.

Twenty-seven venture-backed companies raised $4.4 billion through IPOs in the fourth quarter of 2014, which marks the seventh consecutive quarter to have 20+ venture-backed IPOs, according to Thomson Reuters and the National Venture Capital Association (“NVCA”). Twenty-three of the twenty-seven were U.S.-based companies. During the year 2014, 115 venture-backed companies went public raising $15.3 billion, which reflects a 38% increase from the year 2013. For the fourth quarter of 2014, 95 venture-backed M&A transactions were reported, with a total of 455 venture-backed M&A transactions for the full year. This is an increase from 377 reported acquisitions in 2013.

Seventy-five U.S. venture capital funds raised $5.6 billion in the fourth quarter of 2014, according to Thomson Reuters and the NVCA. Compared with the third quarter of 2014, this is a 14% increase in the number of funds raised, but a 9% decrease the amount of capital raised. Venture firms raised $16.7 billion from 185 funds in 2013. The amount raised through 2014 totaled $29.8 billion, which represents a 69% increase from the amount raised in 2013 ($17.7 billion) and an increase in the number of funds (207 in 2013). Of the 75 funds that were raised, 27 were new funds. For the year, 96 new venture capital funds raised $3 billion, which represents 50% more funds and 76% more dollars raised than in 2013.

Historically, difficult venture environments have resulted in a higher than normal number of companies not receiving financing and being subsequently closed down with a loss to venture investors, and other companies receiving financing but at significantly lower valuations than the preceding financing rounds. This issue is compounded by the fact that many existing venture capital firms with which we have co-invested historically in a number of our current portfolio companies have few remaining years of investment and available capital owing to the finite lifetime of the funds managed by these firms. Additionally, even if a firm were able to raise a new fund, commonly venture capital firms are not permitted to invest new funds in existing investments. This limitation of available capital can lead to fractured syndicates of investors. A fractured syndicate can result in a portfolio company being unable to raise additional capital to fund operations; this issue is especially acute in capital-intensive sectors that are enabled by science-related innovations, such as life sciences, energy and electronics, which are generally not in favor among venture capital firms. The result of these difficulties is that the portfolio company may be forced to sell before reaching its full potential or be shut down entirely if the remaining investors cannot financially support the company. As such, improvements in the exit environment for venture-backed companies through IPOs and M&A transactions may not translate to an increase in the available capital to venture-backed companies, particularly those that have investments from funds that are in the latter stage of life unless the markets improve for some time into the future.

Our overall goal remains unchanged. We want to maintain our leadership position in investing in science-enabled and BIOLOGY+ companies and increase our net asset value per share outstanding. The current environment for venture capital financings continues to favor those firms that have capital to invest regardless of the stage of the investee company. We continue to finance our new and follow-on equity and convertible debt investments from our cash reserves held in bank accounts. We may in the future invest borrowed capital to take advantage of opportunities that we believe will return greater than the cost of such borrowed capital. We have historically held, and may in the future again hold, our cash in U.S. Treasury securities. We believe the current status of the venture capital industry and the current economic climate provide opportunities to invest this capital at historically low valuations and under favorable terms in equity and convertible debt of new and existing privately held and publicly traded companies.

Valuation of Investments

We value our privately held venture capital investments each quarter as determined in good faith by our Valuation Committee, a committee of all the independent directors, within guidelines established by our Board of Directors in accordance with the 1940 Act. See “Footnote to Consolidated Schedule of Investments” contained in “Consolidated Financial Statements” for additional information.

The values of privately held, venture capital-backed companies are inherently more difficult to determine than those of publicly traded companies at any single point in time because securities of these types of companies are not actively traded. We believe, perhaps even more than in the past, that illiquidity, and the perception of illiquidity, can affect value. Management believes further that the long-term effects of the difficult venture capital market and difficult exit environments will continue to affect negatively the fundraising ability of weak companies regardless of near-term improvements in the overall global economy and public markets and that these factors can also affect value.

We note that while the valuations of our privately held, venture capital-backed companies may decrease, sometimes substantially, such decrease may facilitate an increase in our ownership of the overall company in conjunction with a follow-on investment in such company. In these cases, the ultimate return on our overall invested capital could be greater than it would have been without such interim decrease in valuation.

Effective September 30, 2014, the Company refined its valuation methodologies to include the option pricing model. While the Company’s valuation procedures had always included the option pricing model as a possible valuation technique, it had not previously been utilized. The use of the option pricing model is emerging as a preferred industry practice. This change in valuation methodology is applied on a prospective basis.

Option pricing models use call option theory to derive the value of sets of classes of securities taking into account the financial rights and preferences of classes of securities such as liquidation preference, redemption rights and dividends. This method treats common and preferred stock as call options on the company’s enterprise value. It derives breakpoints based on liquidation preferences of the preferred stock and then calculates the values of those liquidation preferences and the company as a whole using Black-Scholes-Merton equations. The sum of these values yields the estimated enterprise value of the portfolio company. This method of derivation is often referred to as “backsolve” as it uses the price per share of the most recent round of financing to backsolve for the values of the other classes of outstanding securities of the company.

Option pricing models use the following inputs in their calculations:

•	Last Round Price per Share
•	Liquidation Preferences (including dividends and redemptions, if any)
•	Estimated Time to Exit
•	Estimated Volatility
•	Risk-Free Interest Rate
•	Outstanding Capitalization of the Company

Variations in these inputs and assumptions can have a significant impact on fair value. Companies that are valued using market comparables and/or volatilities derived from publicly traded securities are subject to the volatilities within those markets.

Given the consideration of the liquidation preferences, option pricing models more accurately represent scenarios where liquidation preferences are honored, as they would be in an M&A scenario, but not in public offering scenarios where it is common to have all classes of preferred stock converted to common stock. Liquidation preferences are business terms that are common in the venture capital industry and are generally used to provide some downside protection should the company not meet expectations. They can be structured on parity with prior rounds of financing or senior to prior rounds of financing. They can include multiples on the amounts invested and can provide for further distributions following the initial preference or be restricted to the amount of invested capital.

This high weighting of liquidation preferences means that small differences in how the preferences are structured can have a material effect on the fair value of our securities at the time of valuation and also on future valuations should additional rounds of financing occur with senior preferences. As such, valuations calculated by option pricing models may not increase if (1) rounds of financing occur at higher prices per share, (2) liquidation preferences include multiples on investment, (3) the amount of invested capital is small and/or (4) liquidation preferences are senior to prior rounds of financing.

We note that the ultimate return on any investment may be materially different than the fair value derived as of the date of valuation.

In each of the years in the period of 2010 through 2014, excluding our rights to milestone payments, we recorded the following gross write-ups in privately held securities as a percentage of net assets at the beginning of the year (“BOY”), gross write-downs in privately held securities as a percentage of net assets at the beginning of the year, and change in value of private portfolio securities as a percentage of net assets at the beginning of the year.

Gross Write-Ups and Write-Downs of the Privately Held Portfolio

	2010	2011	2012	2013	2014
Net Asset Value, BOY	$134,158,258	$146,853,912	$145,698,407	$128,436,774	$122,701,575
Gross Write-Downs During Year	$(11,391,367)	$(11,375,661)	$(19,604,046)	$(19,089,816)	$(14,050,501)
Gross Write-Ups During Year	$30,051,847	$11,997,991	$14,099,904	$10,218,994	$4,587,923
Gross Write-Downs as a Percentage of Net Asset Value, BOY	(8.5)%	(7.8)%	(13.5)%	(14.9)%	(11.5)%
Gross Write-Ups as a Percentage of Net Asset Value, BOY	22.4%	8.2%	9.7%	8.0%	3.8%
Net Change as a Percentage of Net Asset Value, BOY	13.9%	0.4%	(3.8)%	(6.9)%	(7.7)%

From December 31, 2013, to December 31, 2014, the value of our equity-focused venture capital portfolio, including our rights to potential future milestone payments from the sales of BioVex Group, Inc., Nextreme Thermal Solutions, Inc., and Molecular Imprints, Inc., decreased by $3,021,400, from $92,313,445 to $89,292,045.

Not including our rights to potential future milestone payments from the sale of BioVex Group, Inc., Nextreme Thermal Solutions, Inc., and Molecular Imprints, Inc., our equity-focused portfolio companies decreased in value by $2,725,832. This decrease was primarily owing to a net decrease in valuations, offset by new and follow-on investments of $14,276,808.

We note that our Valuation Committee and ultimately our Board of Directors take into account multiple sources of quantitative and qualitative inputs to determine the value of our privately held portfolio companies.

We also note that our Valuation Committee does not set the value of Solazyme, Inc., our freely tradable publicly traded portfolio company, or the value of our unrestricted or registered shares of Champions Oncology, Inc., and Enumeral Biomedical Holdings, Inc., which trade on an OTC exchange.

Four portfolio companies, SiOnyx, Inc., Cambrios Technologies Corporation, HZO, Inc., and Ensemble Therapeutics Corporation, which were fair valued by our Valuation Committee, accounted for $11.6 million, or 82%, of the gross write-downs of our portfolio companies still held at December 31, 2014. The contributing factors to the decreases in valuations for all but HZO were related to fundamental changes in the state of those businesses. The change in valuation of HZO was owing primarily to the terms of its Series II round of financing, that although was completed at a higher price per share than the prior round of financing, it included liquidation preferences and a conversion of a prior class of preferred stock owned by us to common stock. This new capital structure, combined with the option pricing model, are the primary sources of the decrease in the value of our securities of HZO by $2.5 million net of additional investment by us of $2.2 million during 2014.

Three portfolio companies, Enumeral Biomedical Holdings, Inc., D-Wave Systems, Inc., and Produced Water Absorbents, Inc., which were fair valued by our Valuation Committee, accounted for $7.1 million, or 82%, of the gross write-ups of our portfolio companies still held at December 31, 2014. We note that a portion of our securities of Enumeral Biomedical Holdings were not fair valued by the Valuation Committee as of December 31, 2014, because those securities traded in an active market and were, therefore, valued based on the closing price of the shares on the date of valuation. The increase in value of Enumeral Biomedical Holdings resulted primarily from its transition from a privately held company to a publicly traded company. The increase in value of D-Wave Systems resulted primarily from the terms of a new round of financing completed in June and December 2014. The increase in value of Produced Water Absorbents resulted primarily from its substantial revenues generated through its acquisition of ProSep, Inc.

As of December 31, 2014, our top ten investments by value accounted for approximately 82% of the value of our equity-focused venture capital portfolio.

Top Ten Equity-Focused Investments by Value

Portfolio Company	Value as of 12/31/2014	Cumulative % of Equity Focused Venture Capital Portfolio
Adesto Technologies Corp.	$14,823,323	17%
Metabolon, Inc.	$10,696,559	29%
Enumeral Biomedical Holdings, Inc.*	$8,384,641	39%
D-Wave Systems, Inc.	$8,335,254	49%
Produced Water Absorbents, Inc.	$7,277,602	58%
HZO, Inc.	$6,917,931	66%
Nanosys, Inc.	$4,306,042	71%
Bridgelux, Inc.	$3,591,076	75%
Nantero, Inc.	$3,433,338	79%
AgBiome, LLC	$2,989,704	82%

*	Enumeral Biomedical Holdings #3 rank by value includes the value of its Level 1 asset shares.

Results of Operations

We present the financial results of our operations utilizing accounting principles generally accepted in the United States of America (“GAAP”) for investment companies. On this basis, the principal measure of our financial performance during any period is the net increase (decrease) in our net assets resulting from our operating activities, which is the sum of the following three elements:

Net Operating Income (Loss) — the difference between our income from interest, dividends, and fees and our operating expenses.

Net Realized Gain (Loss) on Investments — the difference between the net proceeds of sales of portfolio securities and their stated cost.

Net Increase (Decrease) in Unrealized Appreciation or Depreciation on Investments — the net unrealized change in the value of our investment portfolio.

Owing to the structure and objectives of our business, we generally expect to experience net operating losses and seek to generate increases in our net assets from operations through the long-term appreciation and monetization of our venture capital investments. We have relied, and continue to rely, primarily on proceeds from sales of investments, rather than on investment income, to defray a significant portion of our operating expenses. Because such sales are unpredictable, we attempt to maintain adequate working capital to provide for fiscal periods when there are no such sales.

The potential for, or occurrence of, inflation could result in rising interest rates for government-backed debt. We may also invest in both short- and long-term U.S. government and agency securities. To the extent that we invest in short- and long-term U.S. government and agency securities, changes in interest rates result in changes in the value of these obligations that result in an increase or decrease of our net asset value. The level of interest rate risk exposure at any given point in time depends on the market environment, the expectations of future price and market movements, and the quantity and duration of long-term U.S. government and agency securities held by the Company, and it will vary from period to period. During the year ended December 31, 2014, and December 31, 2013, our average holdings of U.S. government securities were $2,999,955 and $18,353,323, respectively.

Comparison of Years Ended December 31, 2014, 2013, and 2012

During the years ended December 31, 2014, December 31, 2013, and December 31, 2012, we had net decreases in net assets resulting from operations of $13,570,420, $7,788,958 and $19,986,900, respectively.

Investment Income and Expenses:

During the years ended December 31, 2014, 2013, and 2012, we had net operating losses of $7,901,727, $8,022,206 and $8,803,343, respectively. The variation in these results is primarily owing to the changes in investment income and operating expenses, including non-cash expense included in salaries, benefits and stock-based compensation of $857,006 in 2014, $1,249,756 in 2013 and $2,928,943 in 2012. During the years ended December 31, 2014, 2013, and 2012, total investment income was $517,800, $470,902 and $722,227, respectively. During the years ended December 31, 2014, 2013, and 2012, total operating expenses were $8,419,527, $8,493,108 and $9,525,570, respectively.

During the year ended December 31, 2014, as compared with the year ended December 31, 2013, investment income increased primarily owing to increases in interest income from convertible bridge notes, interest income from a non-convertible promissory note, income from yield-enhancing fees on debt securities and fees for providing managerial assistance to one of our portfolio companies, offset by a write-off of $77,268 of previously accrued bridge note interest, a decrease in interest income from subordinated and senior secured debt and senior secured debt through a participation agreement, rental income from the sublet of our office space at 420 Florence Street, Palo Alto, CA, owing to the expiration of the lease in 2013, and a decrease in our average holdings of U.S. government securities. During the year ended December 31, 2014, our average holdings of U.S. government securities were $2,999,955 as compared with $18,353,323 during the year ended December 31, 2013, primarily owing to the decrease in yield available over the durations of maturities in which we were willing to invest.

Operating expenses, including non-cash, stock-based compensation expenses, were $8,419,527 and $8,493,108 for the year ended December 31, 2014, and December 31, 2013, respectively. The decrease in operating expenses for the year ended December 31, 2014, as compared with the year ended December 31, 2013, was primarily owing to decreases in salaries, benefits and stock-based compensation expense, rent expense and insurance expense, offset by increases in administration and operations expense, professional fees, interest and other debt expense, directors’ fees and expenses and custody fees.

Salaries, benefits and stock-based compensation expense decreased by $482,956, or 9.0%, for the year ended December 31, 2014, as compared with December 31, 2013, primarily as a result of decreases in compensation cost for restricted stock awards associated with the Stock Plan owing to a reversal of compensation expense of $256,334 for stock awards that were forfeited as a result of the voluntary termination of one of our employees on June 30, 2014, and the voluntary termination of two of our employees on December 31, 2014, a decrease in employee bonus expense of $165,500, and a decrease in salary and benefits owing to the aforementioned voluntary termination of one of our employees on June 30, 2014, net of increases in costs associated with the salary and benefits for one of our employees whose status changed from a part-time employee in 2013 to a full-time employee in 2014 and the hiring of a new full-time employee effective August 18, 2014. While the non-cash, stock-based compensation expense for the Stock Plan increased our operating expenses by $857,006, this increase was offset by a corresponding increase to our additional paid-in capital, resulting in no net impact to our net asset value. Rent expense decreased by $77,312, or 20.5%, for the year ended December 31, 2014, as compared with December 31, 2013, owing primarily to the expiration of the lease for our office space at 420 Florence Street, Palo Alto, CA, on August 30, 2013. Our rent expense of $299,048 for the year ended December 31, 2014, includes $321,145 of rent paid in cash, net of $22,097 non-cash rent expense, credits and abatements that we recognize on a straight-line basis over the lease term. Our rent paid in cash of $321,145 includes $24,565 of real estate tax escalation charges on our corporate headquarters located at 1450 Broadway in New York City. Insurance expense decreased by $55,832, or 14.8%, for the year ended December 31, 2014, as compared with December 31, 2013, primarily as a result of a decrease in overall annual renewal premiums.

Administration and operations expense increased by $24,681, or 3.8%, for the year ended December 31, 2014, as compared with December 31, 2013, primarily as a result of net increases in general office and administration expenses, including costs of $31,235 associated with a Meet the Portfolio Day event, offset by decreases in managing directors’ travel-related expenses. We did not hold a Meet the Portfolio Day during the comparable period in 2013. Professional fees increased by $128,920, or 10.3%, for the year ended December 31, 2014, as compared with December 31, 2013, primarily as a result of an increase in certain accounting fees and consulting fees associated with investor outreach and marketing efforts, offset by a decrease in certain legal fees. Interest and other debt expense increased by $261,237, or 224.4%, for the year ended December 31, 2014, as compared with December 31, 2013, primarily as a result of non-utilization fees and amortization of closing fees associated with our Loan Facility. Directors’ fees and expenses increased by $127,826, or 52.0%, for the year ended December 31, 2014, as compared with December 31, 2013, primarily owing to an increase in overall fees and the addition of a new member to our Board of Directors in 2014. Custody fees increased by $1,612, or 2.8%, for the year ended December 31, 2014, as compared with December 31, 2013.

During 2013, as compared with 2012, investment income decreased from $722,227 to $470,902, reflecting a net decrease in interest income from convertible bridge notes, non-convertible promissory notes, subordinated and senior secured debt. During the year ended December 31, 2013, we accrued net bridge note interest of $67,781, as compared with $235,806 during the year ended December 31, 2012. During the year ended December 31, 2013, our average holdings of U.S. government securities were $18,353,323 as compared with $3,884,228 during the year ended December 31, 2012, primarily owing to reinvestment of the proceeds received from the sales of Xradia, Inc., and shares of Solazyme, Inc. The average yield on our U.S. government securities for the year ended December 31, 2013, and 2012, was 0.03% and 0.10%, respectively.

Operating expenses, including non-cash, stock-based compensation expenses, were $8,493,108 and $9,525,570 for the year ended December 31, 2013, and December 31, 2012, respectively. The decrease in operating expenses for the year ended December 31, 2013, as compared with the year ended December 31,

2012, was primarily owing to decreases in salaries, benefits and stock-based compensation expense, administration and operations expense, rent expense and directors’ fees and expenses, offset by increases in professional fees, interest and other debt expense and custody fees. Salaries, benefits and stock-based compensation expense decreased by $1,230,042, or 18.7%, for the year ended December 31, 2013, as compared with December 31, 2012, primarily as a result of a decrease in non-cash stock-based compensation expense of $1,679,187 associated with the Stock Plan and a decrease of $406,780 in the projected benefit obligation expense accrual for medical and pension retirement benefits, offset by increases in bonus accruals and salaries of employees owing to cost of living adjustments and costs associated with increases in salary for three of our employees who were promoted in 2013 from their positions in 2012. While the non-cash, stock-based compensation expense for the Stock Plan increased our operating expenses by $1,249,756, this increase was offset by a corresponding increase to our additional paid-in capital, resulting in no net impact to our net asset value. Administration and operations expense decreased by $47,159, or 4.4%, for the year ended December 31, 2013, as compared with December 31, 2012, primarily as a result of decreases in costs associated with investor outreach expenses, general office and administration expenses, and timing differences related to certain accrued expenses, offset by increases in managing directors’ travel-related expenses. We did not hold a Meet the Portfolio Day during the year ended December 31, 2013, as compared with costs of approximately $37,668 associated with such an event in the comparable period in 2012. Rent expense decreased by $32,299, or 7.9%, for the year ended December 31, 2013, as compared with December 31, 2012. Our rent expense of $376,360 for the year ended December 31, 2013, includes $392,335 of rent paid in cash, net of $15,975 non-cash rent expense, credits and abatements that we recognize on a straight-line basis over the lease term. Our rent paid in cash of $392,335 includes $13,924 of real estate tax escalation charges on our corporate headquarters located at 1450 Broadway in New York City. Directors’ fees and expenses decreased by $50,907, or 17.2%, for the year ended December 31, 2013, as compared with December 31, 2012, primarily owing to a smaller Board of Directors in 2013.

Professional fees increased by $254,024, or 25.4%, for the year ended December 31, 2013, as compared with December 31, 2012, primarily as a result of an increase in certain legal fees related to establishing our Loan Facility, offset by a decrease in consulting and accounting fees. Interest and other debt expense increased by $68,295, or 141.9%, for the year ended December 31, 2013, as compared with December 31, 2012, primarily as a result of non-utilization fees associated with our Loan Facility with Orix Corporate Capital, Inc. Custody fees increased by $9,109, or 18.5%, for the year ended December 31, 2013, as compared with December 31, 2012.

Realized Gains and Losses from Investments:

During the years ended December 31, 2014, 2013, and 2012, we realized net (losses) gains on investments of $(5,083,625), $18,516,268 and $2,406,433, respectively. For the years ended December 31, 2014, 2013, and 2012, we realized net (losses) gains from investments, before taxes, of $(5,065,729), $18,544,262 and $2,421,669, respectively. Income tax expense for the years ended December 31, 2014, 2013 and 2012 was $17,896, $27,994 and $15,236, respectively.

During the year ended December 31, 2014, we realized net losses of $5,065,729, consisting primarily of realized losses on the value of our investments in Kovio, Inc., of $7,299,533, and Contour Energy Systems, Inc., of $4,488,576, offset by a realized gain of $3,947,151 on the sale of our investment in Molecular Imprints, Inc., a realized gain of $16,000 on the early repayment of the senior secured debt by OHSO Clean, Inc., a realized gain of $68,371 on the sale of certain warrants of GEO Semiconductor, Inc., a realized gain of $204,442 on the sale of 575,756 shares of Champions Oncology, Inc., a realized gain of $1,129,054 on the sale of 117,834 shares of Solazyme, Inc., and a realized gain of $232,079 on the repurchase and expiration of certain Solazyme written call option contracts. At December 31, 2014, we still owned 2,523,895 and 50,000 shares of Champions Oncology and Solazyme, respectively. We also had a realized gain of $588,440 on our escrow payment from the sale of Xradia, Inc., and a realized gain of $536,813 on our investment in rights to milestone payments from Amgen, Inc.

During the year ended December 31, 2013, we realized net gains of $18,544,262, consisting primarily of a net realized gain on our investment in Xradia, Inc., of $10,624,634, a realized gain of $12,570,595 on the sale of 1,629,956 shares of Solazyme, Inc., of which 884,800 shares were called subject to the terms of written call option contracts, a realized gain of $148,729 on our escrow payment from the sale of Crystal IS,

Inc., a realized gain of $105,313 on the early repayments of the senior secured and subordinated secured debt by GEO Semiconductor, Inc., and a realized gain of $92,529 on the sale of 193,539 shares of Champions Oncology, Inc., offset by a realized loss on the value of our investment in Nextreme Thermal Solutions, Inc., of $4,384,762, a realized loss of $540,106 on the sale of 50,807 shares of NeoPhotonics Corporation, of which 50,800 shares were called subject to the terms of written call option contracts, a realized loss of $282 on the repurchase and expiration of certain Solazyme and NeoPhotonics written call option contracts, and a realized loss of $72,209 on the expiration of certain Solazyme purchased put option contracts. At December 31, 2013, we still owned 3,099,651 and 167,834 shares of Champions Oncology and Solazyme, respectively. At December 31, 2013, we did not hold any shares of NeoPhotonics.

During the year ended December 31, 2012, we realized net gains of $2,421,669, consisting primarily of a realized gain of $4,101,673 on the sale of 506,359 shares of Solazyme, Inc., including the sale of 324,000 shares that were called subject to the terms of call option contracts and a realized gain of $1,605,907 on the repurchase and expiration of certain Solazyme and NeoPhotonics Corporation written call option contracts, offset by a realized loss of $4,307,592 on the sale of 400,100 shares of NeoPhotonics that were called subject to the terms of call option contracts. At December 31, 2012, we still owned 1,797,790 shares of Solazyme and 50,807 shares of NeoPhotonics. We had a realized gain of $464,485 on our escrow payment from the sale of Innovalight, Inc., in 2011. We also had realized gains on our escrow payments from the sales of BioVex Group, Inc., and Crystal IS, Inc.

Net Unrealized Appreciation and Depreciation of Portfolio Securities:

During the year ended December 31, 2014, net unrealized depreciation on total investments increased by $585,068.

During the year ended December 31, 2013, net unrealized depreciation on total investments increased by $18,283,020.

During the year ended December 31, 2012, net unrealized depreciation on total investments increased by $13,589,990.

During the year ended December 31, 2014, net unrealized depreciation on our venture capital investments increased by $576,141, from net unrealized depreciation of $22,030,334 at December 31, 2013, to net unrealized depreciation of $22,606,475 at December 31, 2014, owing primarily to a net increase in unrealized depreciation of $3,872,348 on our investment in Molecular Imprints, Inc., resulting from a realized gain on the sale of its securities, offset by a net decrease in unrealized depreciation on our investment in Contour Energy Systems, Inc., of $4,419,151 resulting in a realized loss on this investment owing to its liquidation and dissolution, and Kovio, Inc., of $7,299,533 resulting in a realized loss on this investment when such securities were deemed worthless. We also had the following write-downs in the valuations of the following portfolio company investments:

Investment	Amount of Write-Down
SiOnyx, Inc.	$4,993,851
Cambrios Technologies Corporation	2,868,013
HzO, Inc.	2,515,023
Champions Oncology, Inc.	2,042,182
Ensemble Therapeutics Corporation	1,218,444
Cobalt Technologies, Inc.	901,558
Senova Systems, Inc.	359,776
Ultora, Inc.	352,388
Mersana Therapeutics, Inc.	219,770
Laser Light Engines, Inc.	195,806
ABSMaterials, Inc.	179,986
Accelerator IV – New York Corporation	164,385
OhSo Clean, Inc.	44,043
AgBiome, LLC	32,036
NanoTerra, Inc.	29,112
GEO Semiconductor, Inc.	17,708
Metabolon, Inc.	2,645

The write-downs for the year ended December 31, 2014, were offset by write-ups in the valuations of the following portfolio company investments:

Investment	Amount of Write-Up
Enumeral Biomedical Corp.	$3,937,669
D-Wave Systems, Inc.	2,448,031
Produced Water Absorbents, Inc.	1,491,898
Nantero, Inc.	399,158
Bridgelux, Inc.	390,435
Nanosys, Inc.	224,040
SynGlyco, Inc.	152,662
Adesto Technologies Corporation	121,875
OpGen, Inc.	80,191
EchoPixel, Inc.	62,425
UberSeq, Inc.	6,159

We had an increase in unrealized depreciation of $1,420,247 on our investment in Solazyme, Inc., primarily owing to realized gains on the partial sale of the securities.

We had an increase in unrealized depreciation owing to foreign currency translation of $788,951 on our investment in D-Wave Systems, Inc.

We had an increase in unrealized depreciation of $722 on the rights to milestone payments from Canon, Inc.’s acquisition of Molecular Imprints, Inc.

We had a decrease in unrealized depreciation of $609,626 on the rights to milestone payments from Amgen, Inc.’s acquisition of BioVex Group, Inc.

Unrealized appreciation on our U.S. government securities portfolio decreased from unrealized appreciation of $45 at December 31, 2013, to $0 at December 31, 2014. We did not hold any U.S. government securities at December 31, 2014.

During the year ended December 31, 2013, net unrealized depreciation on our venture capital investments increased by $18,281,703, from net unrealized depreciation of $3,748,631 at December 31, 2012, to net unrealized depreciation of $22,030,334 at December 31, 2013, owing primarily to a decrease in unrealized appreciation of $8,303,684 on our investment in Xradia, Inc., resulting from realized gains on the sale of its securities and a decrease in unrealized appreciation of $8,451,603 on our investment in Solazyme, Inc., resulting from realized gains on the partial sale of its securities. We also had write-downs in the valuations of the following portfolio company investments:

Investment	Amount of Write-Down
SiOnyx, Inc.	$4,014,690
Contour Energy Systems, Inc.	3,746,352
OpGen, Inc.	3,260,000
Laser Light Engines, Inc.	2,259,495
Kovio, Inc.	1,771,912
Enumeral Biomedical Corp.	1,443,004
Ultora, Inc.	885,042
SynGlyco, Inc.	655,935
Cobalt Technologies, Inc.	295,132
Senova Systems, Inc.	292,887
GEO Semiconductor, Inc.	65,507
Produced Water Absorbents, Inc.	28,170
D-Wave Systems, Inc.	177

The write-downs for the year ended December 31, 2013, were offset by write-ups in the valuations of the following portfolio company investments:

Investment	Amount of Write-Up
Metabolon, Inc.	$3,376,119
Champions Oncology, Inc.	2,340,011
Ensemble Therapeutics Corporation	1,429,780
Molecular Imprints, Inc.	1,317,999
HzO, Inc.	1,225,523
Bridgelux, Inc.	865,062
Cambrios Technologies Corporation	854,586
AgBiome, LLC	500,000
ABSMaterials, Inc.	384,017
Nanosys, Inc.	178,329
Adesto Technologies Corporation	34,542
OhSo Clean, Inc.	33,302
NanoTerra, Inc.	19,735

We had an increase in unrealized appreciation of $4,384,762 on our investment in Nextreme Thermal Solutions, Inc., owing to a realized loss on the sale of its securities.

We had an increase in unrealized appreciation of $88,699 on the rights to milestone payments from Amgen, Inc.’s acquisition of BioVex Group, Inc.

We had a decrease in unrealized appreciation of $371,513 on our investment in D-Wave Systems, Inc., owing to foreign currency translation.

We had an increase in unrealized appreciation of $530,934 on our investment in NeoPhotonics Corporation owing to realized losses on the sale of its securities.

Unrealized appreciation on our U.S. government securities portfolio decreased from unrealized appreciation of $2,744 at December 31, 2012, to $45 at December 31, 2013.

During the year ended December 31, 2012, net unrealized appreciation on our venture capital investments decreased by $13,480,234, from net unrealized appreciation of $9,731,603 at December 31, 2011, to net unrealized depreciation of $3,748,631 at December 31, 2012, owing primarily to decreases in the valuations of the following portfolio company investments:

Investment	Amount of Write-Down
Solazyme, Inc.	$6,524,259
Bridgelux, Inc.	6,121,656
Ancora Pharmaceuticals Inc.	4,330,723
Kovio, Inc.	1,721,913
Mersana Therapeutics, Inc.	1,524,629
ABSMaterials, Inc.	1,434,082
Contour Energy Systems, Inc.	1,279,064
Laser Light Engines, Inc.	1,172,892
HzO, Inc.	732,651
Produced Water Absorbents, Inc.	721,830
Champions Oncology, Inc.	625,107
Senova Systems, Inc.	441,363
Cambrios Technologies Corporation	54,040
SiOnyx, Inc.	50,342
NanoTerra, Inc.	18,861

The write-downs for the year ended December 31, 2012, were offset by write-ups in the valuations of the following portfolio company investments:

Investment	Amount of Write-Up
Xradia, Inc.	$5,324,907
Nanosys, Inc.	2,453,186
Adesto Technologies Corporation	2,393,372
Nantero, Inc.	1,210,298
Ensemble Therapeutics Corporation	1,077,795
Cobalt Technologies, Inc.	823,029
NeoPhotonics Corporation	563,061
D-Wave Systems, Inc.	450,972
Enumeral Biomedical Corp.	215,342
GEO Semiconductor, Inc.	16,335
OHSO Clean, Inc.	10,742
Metabolon, Inc.	22

We had an increase in unrealized appreciation of $37,943 on the rights to milestone payments from Amgen, Inc.’s acquisition of BioVex Group, Inc.

We had an increase in unrealized appreciation owing to foreign currency translation of $123,904 on our investment in D-Wave Systems, Inc.

We had an increase in unrealized appreciation of $4,141,035 on our investment in NeoPhotonics Corporation owing to realized losses on the sale of its securities.

We had a decrease in unrealized appreciation of $5,568,765 on our investment in Solazyme, Inc., owing to realized gains on the sale of its securities.

Unrealized appreciation on our U.S. government securities portfolio increased from unrealized appreciation of $0 at December 31, 2011, to $2,744 at December 31, 2012.

Financial Condition

December 31, 2014

At December 31, 2014, our total assets and net assets were $112,094,861 and $109,654,427, respectively. At December 31, 2013, they were $125,063,946 and $122,701,575, respectively.

At December 31, 2014, our net asset value per share was $3.51, as compared with $3.93 at December 31, 2013. At December 31, 2014, and December 31, 2013, our shares outstanding were 31,280,843 and 31,197,438, respectively.

Significant developments in the year ended December 31, 2014, included a decrease in the holdings of our venture capital investments of $4,134,619 and a decrease in our cash and treasury holdings of $6,790,044. The decrease in the value of our venture capital investments from $93,899,459 at December 31, 2013, to $89,764,840 at December 31, 2014, resulted primarily from a net decrease of $2,043,780 owing to the sale of certain of our shares of Solazyme, Inc., and Champions Oncology, Inc., and a decrease in the net value of our venture capital investments of $16,367,647, offset by new and follow-on investments of $14,276,808. The decrease in our cash and treasury holdings from $27,538,358 at December 31, 2013, to $20,748,314 at December 31, 2014, is primarily owing to new and follow-on venture capital investments totaling $14,276,808 and to the payment of cash for operating expenses of $7,547,034, offset by net proceeds of $2,043,780 received from the sale of certain of our shares of Solazyme and Champions Oncology, net premium proceeds of $119,697 received from certain Solazyme written call options, $2,374,827 received from the portion of our payment held in escrow from the sale of Xradia, Inc., $6,486,461 received from the sale of Molecular Imprints, Inc., $2,070,955 received from our rights to milestone payments from Amgen, Inc., associated with the sale of BioVex Group, Inc., $549,238 received from the repayment of the senior secured debt of OHSO Clean, Inc., $48,071 from the payment of the principal amount plus accrued interest of a convertible promissory note invested in Nanosys, Inc., and $79,310 received from the sale of certain warrants held in GEO Semiconductor, Inc.

The following table is a summary of additions to our portfolio of venture capital investments made during the year ended December 31, 2014:

New Investments	Amount of Investment
UberSeq, Inc.	$500,000
TARA Biosystems, Inc.	300,020
Accelerator IV-New York Corporation	216,012

Follow-On Investments	Amount of Investment
HZO, Inc.	$2,000,003
Enumeral Biomedical Holdings, Inc.	1,500,000
Produced Water Absorbents, Inc.	1,000,268
Produced Water Absorbents, Inc.	1,000,000
Enumeral Biomedical Corp.	935,000
D-Wave Systems, Inc.	762,568
Produced Water Absorbents, Inc.	750,000
ABSMaterials, Inc.	500,000
Senova Systems, Inc.	500,000
EchoPixel,Inc.	500,000
SiOnyx, Inc.	415,635
Senova Systems, Inc.	350,000
Produced Water Absorbents, Inc.	330,677
Enumeral Biomedical Corp.	250,000
Senova Systems, Inc.	250,000
OpGen, Inc.	250,000
OpGen, Inc.	245,017
Mersana Therapeutics, Inc.	240,500
OpGen, Inc.	209,020
HZO, Inc.	206,997
OpGen, Inc.	200,000
D-Wave Systems, Inc.	170,043
OpGen, Inc.	120,000
ProMuc, Inc.	100,000
OpGen, Inc.	100,000
SiOnyx, Inc.	93,976
Ultora, Inc.	86,039
SiOnyx, Inc.	68,999
Enumeral Biomedical Corp.	65,000
Laser Light Engines, Inc.	19,331
Ultora, Inc.	17,208
Laser Light Engines, Inc.	13,745
Ultora, Inc.	10,750
Total	$14,276,808

December 31, 2013

At December 31, 2013, our total assets and net assets were $125,063,946 and $122,701,575, respectively. At December 31, 2012, they were $131,990,250 and $128,436,774, respectively.

At December 31, 2013, our net asset value per share was $3.93, as compared with $4.13 at December 31, 2012. At December 31, 2013, and December 31, 2012, our shares outstanding were 31,197,438 and 31,116,881, respectively.

Significant developments in the year ended December 31, 2013, included a decrease in the holdings of our venture capital investments of $14,102,732 and an increase in our cash and treasury holdings of $5,160,367. The decrease in the value of our venture capital investments from $108,002,191 at December 31, 2012, to $93,899,459 at December 31, 2013, resulted primarily from a net decrease of $16,302,653 owing to the sale of certain of our shares of Solazyme, Inc., Champions Oncology, Inc., and NeoPhotonics Corporation, a net decrease of $12,303,684 owing to the sale of our investment in Xradia, Inc., and a net decrease in the net value of our venture capital investments of $3,572,683, offset by an increase owing to two new and 37 follow-on investments of $18,076,288. The increase in our cash and treasury holdings from $22,377,991 at December 31, 2012, to $27,538,358 at December 31, 2013, is primarily owing to net proceeds of $16,302,653 received from the sale of certain of our shares of Solazyme, NeoPhotonics and Champions Oncology, net premium proceeds of $629,921 received from certain Solazyme and NeoPhotonics option contracts, $1,222,830 received from the portion of our payments held in escrow from the sales of Innovalight, Inc., and Crystal IS, Inc., and $12,838,244 received from the sale of Xradia, Inc., offset by the payment of cash for operating expenses of $7,317,388 and to new and follow-on venture capital investments totaling $18,076,288.

The following table is a summary of additions to our portfolio of venture capital investments made during the year ended December 31, 2013:

New Investments	Amount of Investment
EchoPixel, Inc.	$750,000
ProMuc, Inc.	350,001

Follow-On Investments	Amount of Investment
Adesto Technologies Corporation	$2,499,999
Produced Water Absorbents, Inc.	1,802,760
Metabolon, Inc.	1,225,000
HzO, Inc.	1,212,500
HzO, Inc.	1,000,000
HzO, Inc.	937,500
Enumeral Biomedical Corp.	750,000
Adesto Technologies Corporation	672,070
Produced Water Absorbents, Inc.	648,000
ABSMaterials, Inc.	500,000
D-Wave Systems, Inc.	491,100
SiOnyx, Inc.	418,066
SiOnyx, Inc.	418,066
Senova Systems, Inc.	386,363
Ancora Pharmaceuticals Inc.	350,000
HzO, Inc.	350,000
Nano Terra, Inc.	350,000
Enumeral Biomedical Corp.	300,001
Ancora Pharmaceuticals, Inc.	300,000
AgBiome, LLC	260,870
AgBiome, LLC	260,870
Ultora, Inc.	236,603
Ultora, Inc.	215,000
Champions Oncology, Inc.	200,000
Laser Light Engines, Inc.	166,667
Laser Light Engines, Inc.	166,667
OpGen, Inc.	150,000
Mersana Therapeutics, Inc.	126,585
Senova Systems, Inc.	113,636
Senova Systems, Inc.	100,000
OpGen, Inc.	95,000
Laser Light Engines, Inc.	80,669
Ensemble Therapeutics Corporation	73,620
Kovio, Inc.	50,000
Cobalt Technologies, Inc.	28,920
Ensemble Therapeutics Corporation	25,767
Ensemble Therapeutics Corporation	13,988
Total	$18,076,288

The following tables summarize the values of our portfolios of venture capital investments and U.S. government securities, as compared with their cost, at December 31, 2014, and December 31, 2013:

	December 31, 2014	December 31, 2013
Venture capital investments, at cost	$112,371,315	$115,929,793
Net unrealized (depreciation)(1)	(22,606,475)	(22,030,334)
Venture capital investments, at value	$89,764,840	$93,899,459

	December 31, 2014	December 31, 2013
U.S. government securities, at cost	$0	$18,999,765
Net unrealized appreciation(1)	0	45
U.S. government securities, at value	$0	$18,999,810

(1)	At December 31, 2014, and December 31, 2013, the net accumulated unrealized depreciation on investments, including written call options was $22,606,475 and $22,021,407, respectively.

Cash Flow

Year Ended December 31, 2014

Net cash provided by operating activities for the year ended December 31, 2014, was $12,361,457, primarily reflecting the net sale of U.S. government securities of $18,999,008 and proceeds from the sale of investments of $13,655,918, offset by the purchase of venture capital investments of $14,276,808 and the payment of operating expenses.

Net cash used in investing activities for the year ended December 31, 2014, was $26,940, primarily reflecting the purchase of fixed assets.

Cash used in financing activities for the year ended December 31, 2014, was $124,751, resulting from the net settlement of restricted stock awards.

Year Ended December 31, 2013

Net cash provided by operating activities for the year ended December 31, 2013, was $295,923, primarily reflecting the net purchase of U.S. government securities of $5,005,360, the purchase of venture capital investments of $18,076,288 and the payment of operating expenses, partially offset by proceeds from the sale of investments of $30,363,727 and net proceeds from call options of $1,040,127.

Net cash used in investing activities for the year ended December 31, 2013, was $13,303, primarily reflecting the purchase of fixed assets.

Cash used in financing activities for the year ended December 31, 2013, was $123,183, resulting from the net settlement of restricted stock awards.

Year Ended December 31, 2012

Net cash used in operating activities for the year ended December 31, 2012, was $(23,741,522), primarily reflecting the net purchase of U.S. government securities of $13,993,650, the purchase of venture capital investments of $16,511,941 and the payment of operating expenses, partially offset by proceeds from the sale of investments of $8,132,435 and net proceeds from call options of $1,640,557.

Net cash used in investing activities for the year ended December 31, 2012, was $15,922, primarily reflecting the purchase of fixed assets.

Cash used in financing activities for the year ended December 31, 2012, was $1,704,839, resulting from the repayment of our credit facility and the net settlement of restricted stock awards.

Liquidity and Capital Resources

Our liquidity and capital resources are generated and are generally available through our cash holdings, interest earned on our investments on U.S. government securities, cash flows from the sales of

U.S. government securities and payments received on our venture debt investments, proceeds from periodic follow-on equity offerings and realized capital gains retained for reinvestment.

We fund our day-to-day operations using interest earned and proceeds from our cash holdings, the sales of our investments in U.S. government securities, when applicable, and interest earned from our venture debt securities. We believe the increase or decrease in the value of our venture capital investments does not materially affect the day-to-day operations of the Company or our daily liquidity. As of December 31, 2014, and December 31, 2013, we had no investments in money market mutual funds.

Our Loan Facility may be used to fund our investments and not for the payment of day-to-day operating expenses. As of December 31, 2014, we had no debt outstanding. We have not issued any debt securities, and, therefore, are not subject to credit agency downgrades.

As a venture capital company, it is critical that we have capital available to support our best companies until we have an opportunity for liquidity in our investments. As such, we seek to continue to maintain a substantial amount of liquid capital on our balance sheet.

Although we cannot predict future market conditions, we continue to believe that our current cash and U.S. government security holdings and our ability to adjust our investment pace will provide us with adequate liquidity to execute our current business strategy.

Except for a rights offering, we are generally not able to issue and sell our common stock at a price below our net asset value per share, exclusive of any distributing commission or discount, without shareholder approval. As of December 31, 2014, our net asset value per share was $3.51 per share and our closing market price was $2.95 per share. We do not currently have shareholder approval to issue or sell shares below our net asset value per share.

December 31, 2014

At December 31, 2014, and December 31, 2013, our total net primary and secondary liquidity was $29,620,665 and $33,620,478, respectively.

At December 31, 2014, and December 31, 2013, our total net primary liquidity was $20,978,792 and $28,073,184, respectively. Our primary liquidity is principally comprised of our cash, U.S. government securities, when applicable, and certain receivables. The decrease in our primary liquidity from December 31, 2013, to December 31, 2014, is primarily owing to the use of funds for investments totaling $14,276,808 and payment of net operating expenses, offset by the receipt of $2,070,955 from our rights to milestone payments from Amgen, Inc., associated with the sale of BioVex Group, Inc., $2,374,827 from the portion of our upfront payment held in escrow from the sale of Xradia, Inc., $6,486,461 from the sale of Molecular Imprints, Inc., $549,238 from the payment of the senior secured debt of OHSO Clean, Inc., $48,071 from the payment of the principal amount plus accrued interest of a convertible promissory note invested in Nanosys, Inc., $79,310 of total proceeds due of $158,621 from the sale of certain warrants of GEO Semiconductor, Inc., with the remaining proceeds due of $79,311 included in our receivables as of December 31, 2014, and net proceeds of $2,043,780 from the sales of certain of our shares of Solazyme, Inc., and Champions Oncology, Inc. During the year ended December 31, 2014, we also purchased and sold call option contracts on our publicly traded positions generating net proceeds of $119,697.

At December 31, 2014, and December 31, 2013, our secondary liquidity was $8,641,873 and $5,547,294, respectively. Secondary liquidity does not include the value of warrants or options we hold in Champions Oncology, Inc., or Enumeral Biomedical Holdings, Inc. Our secondary liquidity consists of our publicly traded securities. Although these companies are publicly traded, their stock may not trade at high volumes and prices can be volatile, which may restrict our ability to sell our positions at any given time. We may also be restricted for a period of time in selling our positions in these companies due to our shares being unregistered. As of December 31, 2014, our publicly traded securities of Enumeral Biomedical were restricted from sale.

We do not include funds held in escrow from the sale of investments in primary or secondary liquidity. These funds become primary liquidity if and when they are received at the expiration of the escrow period.

We believe that the current and future venture capital environment may adversely affect the valuation of investment portfolios, lead to tighter lending standards and result in reduced access to capital. These conditions may lead to a decline in net asset value and/or decline in valuations of our portfolio companies in future quarters. Although we cannot predict future market conditions, we continue to believe that our current cash and U.S. government security holdings and our ability to adjust our investment pace will provide us with adequate liquidity to execute our current business strategy.

On September 24, 2009, we signed a ten-year lease for approximately 6,900 square feet of office space located at 1450 Broadway, New York, New York. The lease commenced on January 21, 2010, with these offices replacing our corporate headquarters previously located at 111 West 57th Street in New York City. The base rent is $36 per square foot with a 2.5% increase per year over the 10 years of the lease, subject to a full abatement of rent for four months and a rent credit for six months throughout the lease term. The lease expires on December 31, 2019. Total rent expense for this office space in New York City was $253,446 in 2014, $242,806 in 2013, and $238,202 in 2012. Future minimum lease payments in each of the following years are: 2015 — $280,673; 2016 — $287,690; 2017 — $294,882; 2018 — $302,254; and 2019 — $309,811.

On July 1, 2008, we signed a five-year lease for office space at 420 Florence Street, Suite 200, Palo Alto, California, which commenced on August 1, 2008, and expired on August 31, 2013. Total rent expense for this office space in Palo Alto was $0 in 2014, $92,787 in 2013 and $136,816 in 2012.

On April 26, 2011, we signed a one-year lease for office space at 530 Lytton Avenue, 2nd Floor, Palo Alto, California, commencing on July 1, 2011, and expiring on June 30, 2012. The lease has been renewed annually commencing on July 1, 2012, and currently expires on June 30, 2015. Total rent expense for this office space in Palo Alto was $40,474 in 2014, $34,325 in 2013 and $28,916 in 2012. Future minimum lease payments in 2015 are $20,423.

On March 22, 2012, we signed a one-year lease for office space at 140 Preston Executive Drive, Space “L,” Cary, North Carolina, commencing on April 1, 2012, and expiring on March 31, 2013. The lease was renewed commencing on April 1, 2013, and expired on March 31, 2014. Total rent expense for this office space in Cary was $1,717 in 2014, $6,442 in 2013 and $4,725 in 2012.

On March 17, 2014, we signed a month-to-month lease for office space at 213 Fayetteville Street, Raleigh, North Carolina, commencing on March 24, 2014, through December 31, 2014. Total rent expense for this office space in Raleigh was $3,411 in 2014.

December 31, 2013

At December 31, 2013, and December 31, 2012, our total net primary and secondary liquidity was $33,643,980 and $38,231,691, respectively.

At December 31, 2013, and December 31, 2012, our total net primary liquidity was $28,073,184 and $22,461,202, respectively. Our primary liquidity is principally comprised of our cash, U.S. government securities, when applicable, and certain receivables. The increase in our primary liquidity from December 31, 2012, to December 31, 2013, is primarily owing to the receipt of our initial payment of $12,838,244 from the sale of Xradia, Inc., the receipt of $1,222,830 from the portion of our upfront payments held in escrow from the sale of Innovalight, Inc., and Crystal IS, Inc., and net proceeds of $16,302,653 received from the sales of certain of our shares of Solazyme, Inc., Champions Oncology, Inc., and NeoPhotonics Corporation, offset by the use of funds for investments and payment of net operating expenses. During the year ended December 31, 2013, we also purchased and sold call option and put option contracts on our publicly traded positions generating net proceeds of $629,291.

At December 31, 2013, and December 31, 2012, our secondary liquidity was $5,570,796 and $15,770,489, respectively. Our secondary liquidity consists of our publicly traded securities. Although these companies are publicly traded, their stock may not trade at high volumes and prices can be volatile, which may restrict our ability to sell our positions at any given time. We may also be restricted for a period of time in selling our positions in these companies due to our shares being unregistered.

We do not include funds held in escrow from the sale of investments in primary or secondary liquidity. These funds become primary liquidity if and when they are received at the expiration of the escrow period.

Borrowings

On September 30, 2013, the Company entered into the Loan Facility, which may be used to fund investments in portfolio companies. The Loan Facility replaced the Company’s prior credit facility with TD Bank, NA. The Loan Facility, among other things, matures on September 30, 2017, and bears interest at 10% per annum in cash. The Company has the option to have interest accrue at a rate of 13.5% per annum if the Company decides not to pay interest in cash monthly. The Company currently plans to pay interest in cash if and when any borrowings are outstanding. The Loan Facility also requires payment of a draw fee on each borrowing equal to 1.0% of such borrowing and an unused commitment fee of 1.0% per annum. Interest and fee payments under the Loan Facility are made quarterly in arrears. The Company may prepay the loans or reduce the aggregate commitments under the Loan Facility at any time prior to the maturity date, as long as certain conditions are met, including payment of required prepayment or termination fees. The Loan Facility is secured by all of the assets of the Company and its wholly owned subsidiaries, subject to certain customary exclusions. The Loan Facility contains certain affirmative and negative covenants, including without limitation: (a) maintenance of certain minimum liquidity requirements; (b) maintenance of an eligible asset leverage ratio of not less than 4.0:1.0; (c) limitations on liens; (d) limitations on the incurrence of additional indebtedness; and (e) limitations on structural changes, mergers and disposition of assets (other than in the normal course of our business activities). There were no borrowings at closing, and at December 31, 2014, and December 31, 2013, the Company had no outstanding debt.

On September 30, 2013, the Company terminated its prior credit facility with TD Bank, N.A. As of December 31, 2013, there was no principal outstanding under the prior credit facility and no termination fees were incurred in connection with terminating the prior credit facility.

At December 31, 2014, and December 31, 2013, the Company had no outstanding debt. The weighted average annual interest rate for the year ended December 31, 2014, and December 31, 2013, was 0.0%, exclusive of amortization of closing fees and other expenses related to establishing the prior credit facility. The remaining capacity under the Loan Facility was $20,000,000 at December 31, 2014. Unamortized fees and expenses of $480,921 related to establishing the Loan Facility are included as “Prepaid expenses” as of December 31, 2014. These amounts are amortized over the term of the Loan Facility. At December 31, 2014, the Company was in compliance with all covenants required by the Loan Facility.

Legislation was introduced in the U.S. House of Representatives during the 113th Congress intended to revise certain regulations applicable to BDCs. The legislation, among other things, provides for increasing the amount of funds BDCs may borrow by reducing the asset coverage ratio from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future, and, therefore, the risk of an investment in shares of our common stock may increase.

Contractual Obligations

A summary of our significant contractual payment obligations is as follows:

Payments Due by Period

	Total	Less than 1 Year	1 – 3 Years	3 – 5 Years	More Than 5 Years
Multi-Draw Loan Facility(1)	$0	$0	$0	$0	$0
Operating leases	$1,495,733	$301,096	$582,572	$612,065	$0
Total	$1,495,733	$301,096	$582,572	$612,065	$0

(1)	As of December 31, 2014, we had $20,000,000 of unused borrowing capacity under our Loan Facility.

On July 21, 2014, the Company made a $216,012 investment in Accelerator IV-New York Corporation. This initial investment was part of an overall $666,667 operating commitment to Accelerator IV-New York Corporation. In addition to this operating commitment, the Company has a $3,333,333 investment commitment to be invested in portfolio companies over a five-year period. If the Company defaults on these commitments, the other investors may purchase the Company’s shares of Accelerator IV-New York Corporation for $.001 per share. In the event of default, the Company would still be required to contribute the remaining operating commitment.

The Company’s aggregate operating and investment commitments in Accelerator amounted to $666,667 and $3,333,333, respectively. During the year ended December 31, 2014, $216,012 in capital was called, all of which related to the operating commitment. As of December 31, 2014, the Company had remaining unfunded commitments of $450,655 and $3,333,333, or approximately 67.6% and 100%, of the total operating and investment commitments, respectively. The withdrawal of contributed capital is not permitted. The transfer or assignment of capital is subject to approval by Accelerator.

Critical Accounting Policies

The Company’s significant accounting policies are described in Note 2 to the Consolidated Financial Statements and in the Footnote to the Consolidated Schedule of Investments. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and those that require management’s most difficult, complex or subjective judgments. The Company considers the following accounting policies and related estimates to be critical:

Valuation of Portfolio Investments

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. As a BDC, we invest in primarily illiquid securities that generally have no established trading market.

Investments are stated at “value” as defined in the 1940 Act and in the applicable regulations of the SEC and U.S. GAAP. ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 provides a consistent definition of fair value that focuses on exit price in the principal, or most advantageous, market and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. ASC 820 also establishes the following three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

•	Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets;
•	Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and
•	Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based upon the best available information.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement and are not necessarily an indication of risks associated with the investment. See “Note 5. Fair Value of Investments” in the accompanying notes to our consolidated financial statements for additional information regarding fair value measurements.

Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets. See “Valuation Procedures” in the “Footnote to Consolidated Schedule of Investments” for additional information. As of December 31, 2014, our financial statements include venture capital investments valued at $88,374,145, the fair values of which were determined in good faith by, or under the direction of, the Board of Directors. As of December 31, 2014, approximately 81% of our net assets represent investments in portfolio companies at fair value by the Board of Directors.

Effective September 30, 2014, the Company refined its valuation methodologies to include the option pricing model. While the Company’s valuation procedures had always included the option pricing model as a possible valuation technique, it had not previously been utilized. The use of the option pricing model is emerging as a preferred industry practice. This change in valuation methodology is applied on a prospective basis.

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment, although our valuation policy is intended to provide a consistent basis for determining fair value of the portfolio investments. Factors that may be considered include, but are not limited to, the cost of the Company’s investment; transactions in the portfolio company’s securities or unconditional firm offers by responsible parties; the financial condition and operating results of the company; the long-term potential of the business and technology of the company; the values of similar securities issued by companies in similar businesses; volatilities of similar securities issued by companies in similar businesses; expected time to exit; multiples to revenues, net income or EBITDA that similar securities issued by companies in similar businesses receive; the proportion of the company’s securities we own and the nature of any rights to require the company to register restricted securities under the applicable securities laws; management’s assessment of non-performance risk; the achievement of milestones; discounts for restrictions on transfers of publicly traded securities; and the rights and preferences of the class of securities we own as compared with other classes of securities the portfolio has issued.

In addition, with respect to our debt investments for which no readily available market quotations are available, we will generally consider the financial condition and current and expected future cash flows of the portfolio company; the creditworthiness of the portfolio company and its ability to meet its current debt obligations; the relative seniority of our debt investment within the portfolio company’s capital structure; the availability and value of any available collateral; and changes in market interest rates and credit spreads for similar debt investments.

Historically, difficult venture capital environments have resulted in companies not receiving financing and being subsequently closed down with a loss of investment to venture investors, and other companies receiving financing but at significantly lower valuations than the preceding rounds, leading to very deep dilution for those who do not participate in the new rounds of investment. Our best estimate of this non-performance risk has been quantified and included in the valuation of our portfolio companies as of December 31, 2014.

All investments recorded at fair value are categorized based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels related to the amount of subjectivity associated with the inputs to fair valuation of these assets are as discussed above.

As of December 31, 2014, approximately 98.5% of our portfolio company investments were classified as Level 3 in the hierarchy, indicating a high level of judgment required in their valuation.

The values assigned to our assets are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot be reasonably determined until the individual investments are actually liquidated or become readily marketable. Upon sale of investments, the values that are ultimately realized may be materially different from what is presently estimated.

Stock-Based Compensation

Determining the appropriate fair-value model and calculating the fair value of share-based awards on the date of grant requires judgment. Historically, we have used the Black-Scholes-Merton option pricing model to estimate the fair value of employee stock options.

Management uses the Black-Scholes-Merton option pricing model in instances where we lack historical data necessary for more complex models and when the share award terms can be valued within the model. Other models may yield fair values that are significantly different from those calculated by the Black-Scholes-Merton option pricing model.

Management uses a binomial lattice option pricing model in instances where it is necessary to include a broader array of assumptions. We used the binomial lattice model for the 10-year NQSOs granted on March 18, 2009, and for performance-based restricted stock awards. These awards included accelerated vesting provisions or target stock prices that were based on market conditions.

Option pricing models require the use of subjective input assumptions, including expected volatility, expected life, expected dividend rate, and expected risk-free rate of return. Variations in the expected volatility or expected term assumptions have a significant impact on fair value. As the volatility or expected term assumptions increase, the fair value of the stock option increases. The expected dividend rate and expected risk-free rate of return are not as significant to the calculation of fair value. A higher assumed dividend rate yields a lower fair value, whereas higher assumed interest rates yield higher fair values for stock options.

In the Black-Scholes-Merton model, we use the simplified calculation of expected term as described in the SEC’s Staff Accounting Bulletin 107 because of the lack of historical information about option exercise patterns. In the binomial lattice model, we use an expected term that assumes the options will be exercised at two times the strike price because of the lack of option exercise patterns. Future exercise behavior could be materially different than that which is assumed by the model.

Expected volatility is based on the historical fluctuations in the Company’s stock. The Company’s stock has historically been volatile, which increases the fair value of the underlying share-based awards.

GAAP requires us to develop an estimate of the number of share-based awards that will be forfeited owing to employee turnover. Quarterly changes in the estimated forfeiture rate can have a significant effect on reported share-based compensation, as the effect of adjusting the rate for all expense amortization after the grant date is recognized in the period the forfeiture estimate is changed. If the actual forfeiture rate proves to be higher than the estimated forfeiture rate, then an adjustment will be made to increase the estimated forfeiture rate, which would result in a decrease to the expense recognized in the financial statements. If the actual forfeiture rate proves to be lower than the estimated forfeiture rate, then an adjustment will be made to decrease the estimated forfeiture rate, which would result in an increase to the expense recognized in the financial statements. Such adjustments would affect our operating expenses and additional paid-in capital, but would have no effect on our net asset value.

Pension and Post-Retirement Benefit Plan Assumptions

The Company provides a Retiree Medical Benefit Plan for employees who meet certain eligibility requirements. Until it was terminated on May 5, 2011, the Company also provided an Executive Mandatory Retirement Benefit Plan for certain individuals employed by us in a bona fide executive or high policy-making position. Our former President accrued benefits under this plan prior to his retirement, and the termination of the plan has no impact on his accrued benefits. Several statistical and other factors that attempt to anticipate future events are used in calculating the expense and liability values related to our post-retirement benefit plans. These factors include assumptions we make about the discount rate, the rate of increase in healthcare costs, and mortality, among others.

The discount rate reflects the current rate at which the post-retirement medical benefit and pension liabilities could be effectively settled considering the timing of expected payments for plan participants. In estimating this rate, we consider the Citigroup Pension Liability Index in the determination of the appropriate discount rate assumptions. The weighted average rate we utilized to measure our post-retirement medical benefit obligation as of December 31, 2014, and to calculate our 2015 expense was 3.83%. We used a discount rate of 2.95% to calculate our pension obligation for the Executive Mandatory Retirement Benefit Plan.

Recent Developments — Portfolio Companies

On January 21, 2015, the Company made a $195,303 follow-on investment in Nantero, Inc., a privately held portfolio company.

On January 23, 2015, the Company made a $500,000 follow-on investment in Produced Water Absorbents, Inc., a privately held portfolio company.

On January 29, 2015, the Company made a $103,500 follow-on investment in SiOnyx, Inc., a privately held portfolio company.

On January 29, 2015, the Company made a $262,215 follow-on investment in Accelerator IV-New York Corporation, a privately held portfolio company. This investment was made pursuant to our operating commitment of which $188,440 remains unfunded. We continue to have an unfunded investment commitment of $3,333,333.

On February 5, 2015, the Company made a $250,000 new investment in Orig3n, Inc., a privately held portfolio company.

On February 5, 2015, the Company made a $200,000 new investment in Phylagen, Inc., a privately held portfolio company.

On February 17, 2015, the Company made a $484,203 follow-on investment in Produced Water Absorbents, Inc., a privately held portfolio company.

On February 17, 2015, the Company made a $208,035 follow-on investment in OpGen, Inc., a privately held portfolio company.

On February 20, 2015, the Company made a $104,521 follow-on investment in Mersana Therapeutics, Inc., a privately held portfolio company.

On March 2, 2015, the Company made a $300,000 follow-on investment in Metabolon, Inc., a privately held portfolio company.

On March 30, 2015, the Company made a $7,525 follow-on investment in Ultora, Inc., a privately held portfolio company.

On April 1, 2015, the Company made a $600,000 follow-on investment in Senova Systems, Inc., a privately held portfolio company.

On May 5, 2015, OpGen, Inc. completed an initial public offering of $17.1 million through the sale of units at $6.00. Each unit was comprised of one share of common stock and one warrant for the purchase of common stock at $6.60 per share As of that date, the company’s common stock and warrants trade on the NASDAQ Capital Market under the symbols OPGN and OPGNW, respectively. With the close of the offering, our preferred stock and certain of our bridge notes were converted into shares of common stock of OpGen. We invested $1.81 million in the IPO, inclusive of $650,000 in outstanding demand notes. Certain of our shares and warrants of OpGen are subject to restrictions on transfer and/or lock-up agreements. The lock-up period on these securities expires on November 1, 2015. OpGen’s common stock closed trading on May 7, 2015 at $4.65 per share.

BUSINESS

We are an internally managed non-diversified closed-end venture capital company that builds transformative companies from disruptive science. For tax purposes, we have elected to be treated as a RIC under Subchapter M of the Code. We were incorporated as a New York corporation in 1981. In 1995, we elected to be regulated as a BDC under the 1940 Act. Our investment objective is to achieve long-term capital appreciation by making venture capital investments. Generation of current income is a secondary objective. We define venture capital investments as the money and resources made available to privately held and publicly traded small businesses that we believe have exceptional growth potential. Our investment approach is comprised of a patient examination of available opportunities, thorough due diligence and close involvement with management of our portfolio companies. As a venture capital company, we invest in and offer managerial assistance to our portfolio companies, many of which, in our opinion, have significant potential for growth. We are overseen by our Board of Directors and currently managed by our officers and currently have no external investment advisor.

Our business model is simple. We identify interesting future market opportunities, identify technology to address these opportunities or complement them and invest at the earliest stage, so that when the market develops and the technology matures, we and our investors can achieve outsized returns. We help build transformative companies over a multi-year period, realizing returns from our investments through acquisitions or IPOs, and reinvesting some of the returns on our investments into new portfolio companies that can drive future growth. We believe our evergreen structure is a competitive advantage over traditional, venture capital private partnerships as most of those entities (1) are time-limited and (2) do not have permanent capital to invest in portfolio companies.

We believe we are a unique company. We offer liquidity as a publicly traded company while focusing on being actively involved investors in the formation and building of early-stage companies founded on disruptive science.

To the investor, we offer:

•	an established firm with a positive track record of investing in venture capital-backed companies as further discussed in “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Investments and Current Investment Pace” on page 54;
•	a team of professionals, including five full-time members of management, four of whom are designated as Managing Directors: Douglas W. Jamison, Daniel B. Wolfe, Misti Ushio and Alexei A. Andreev, to evaluate and monitor investments. These five professionals collectively have expertise in venture capital investing, intellectual property and BIOLOGY+-related disciplines;

•	access to disruptive science-enabled companies, particularly ones that are enabled by BIOLOGY+ that would otherwise be difficult to access or inaccessible for most current and potential shareholders;
•	an existing portfolio of companies at varying stages of maturity that provide for a potential pipeline of investment returns over time;
•	access to a vehicle that can invest opportunistically in a range of types of securities to take advantage of market inefficiencies;
•	access to venture capital investments in a vehicle that, unlike private venture capital firms, has permanent capital, is transparent and is liquid.

We have demonstrated that we have the ability to discover, diligence, invest, build and realize gains in transformative companies built from disruptive science. We spend a tremendous amount of time with these companies, often playing managerial roles in the earliest stages of their development. Our technical knowledge is important at this stage. Our success in building management teams and focusing on key market opportunities is critical at this stage. As these companies develop, we continue to invest in them, and we invite other investors with complementary skill-sets to invest and add value. We believe we have an investment thesis and an interdisciplinary team that are difficult to replicate and give us a competitive advantage.

Our Investment Focus: BIOLOGY+

Our investment focus has two primary characteristics: (1) we found, incubate and help build transformative companies from disruptive science and (2) we focus on BIOLOGY+ companies. We define our investment focus of BIOLOGY+ as investments in interdisciplinary life science companies where biology innovation is intersecting with innovations in areas such as electronics, physics, materials science, chemistry, information technology, engineering and mathematics. We focus on this intersection because we believe interdisciplinary innovation will be required in order to address many of the life science challenges of the future. As of December 31, 2014, 58% of the value of our venture capital portfolio is invested in BIOLOGY+ companies. Since 2008, more than 80% of our initial investments have been in BIOLOGY+ companies. Our focus on BIOLOGY+ is not a fundamental policy, and we will not be required to give notice to shareholders prior to making a change from this focus.

Harris & Harris Group has always been actively involved in the life sciences. We believe are living through an unprecedented rate of change in our understanding of biological systems and the ability to manipulate the fundamental building blocks of nature. Novel, rapidly maturing discovery, characterization, analysis, control and manufacturing techniques can have profound impact on life sciences and related industries. We believe that trends generating disruptive investment opportunities that can be addressed through the understanding of biological systems and the ability to manipulate the fundamental building blocks of nature include:

•	Continuing global growth in population and in improvements in quality of life will substantially increase demand for raw materials, water, food and energy. This demand cannot be adequately met with conventional methods of manufacturing, generation, mining or harvesting. Biological pathways are becoming economically viable and ecologically preferable for production, utilization, and disposal/remediation;
•	Healthcare budgets that are out of balance globally, with aging populations jeopardizing the financial viability of the leading economies of the world. Life science innovations in diagnostics, treatment and monitoring of disease must simultaneously reduce cost and improve the quality of life;
•	Data is collected and processed at unprecedented rates with minimal costs for storage and transmission. This infrastructure enables the blending of data with decisions in real time with higher accuracy, personalization and overall utility across industry verticals than was previously possible.

These macro-trends stand to impact and to provide opportunities in multiple industries, including biotechnology, agriculture, advanced materials and chemicals, diagnostics, healthcare, bioprocessing, water, industrial biotechnology, food, nutrition and energy. These industries will require new technology to remain competitive. These new technologies will increasingly arise from multi-disciplinary expertise in areas as diverse as biology, chemistry, materials science, electronics, computer science, physics, mathematics and engineering. We currently find the best opportunities for early stage investing occur when research in Biology is coupled with breakthroughs in other disciplines.

Biology is a fertile field for investing in interdisciplinary science. Compared to many other disciplines, it lags in the application of molecular-level science and engineering. Electronics, physics, and materials science have been working on the molecular scale for decades, but biology has been somewhat stuck at what I might call the “macro level.” However, biology has rapidly advanced to and embraced molecular understanding. For instance, in the past, all patients would have to wait for physical symptoms of cancer to manifest itself before diagnosis, which, in many cases, does not leave many options for treatment, let alone a cure. Today, through molecular genetic analysis, we can, in some cases, determine that someone is at high risk for cancer and treat before it occurs.

The more we understand biology at ever-smaller scales — down to the cell, down to the molecule, down to the atom — the more we can understand what happens when cells interact with non-biological entities. We always knew that cells behaved differently when they interacted with new materials, but we never really understood why. Now we have the tools to understand. Because of this greater understanding, we can now start thinking about using new materials, electronics and engineering to manipulate a single cell into behaving exactly as we want. What we’ve learned over the past 10 years is that cells respond differently to different physical attributes. For instance, it is not just what the object is made of, but also how it is shaped. By shaping or perfectly spacing nano-level features, we see a big difference in how the cells respond.

The advent of BIOLOGY+, which we define as investments in interdisciplinary life science companies where biology innovation is intersecting with innovations in areas such as electronics, physics, materials science, chemistry, information technology, engineering and mathematics, opens up a world of possible applications. BIOLOGY+ Engineering, for example, enables microfluidics, which result in low-cost point-of-care diagnostics. Having the ability to diagnose in real-time during a patient visit allows for a faster response with the correct treatment administered, thereby improving the patient experience, enhancing provider efficiency, potentially lowering costs, and saving lives with quicker delivery of treatment. BIOLOGY+ Material Science enables us to 3D print replacement tissues and organs for use in surgery or drug development.

The table below discusses how certain of our portfolio companies have teamed innovations in biology with innovations in engineering, physics, electronics, IT, mathematics and material sciences. In the case of Enumeral Biomedical Corp., this combination enables the ability to interrogate cells at the single cell scale in unique ways for the first time. In the case of TARA Biosystems, Inc., the combination enables personal diagnostics and toxicity testing by using microfabrication to create environments where heart tissue can grow in an environment that is more similar to the human body than through other techniques. This increases the speed and reduces the cost of large-scale sequencing. In the case of D-Wave Systems, Inc., its quantum computer can be used to solve very complex protein folding problems to enable new therapeutic approaches.

Currently, we plan to focus all our efforts on building new companies enabled by our BIOLOGY+ thesis. The slide below identifies five fields within BIOLOGY+ that we are actively involved with and where we are continuing to look for future investment opportunities. A defining feature of our interdisciplinary team and our BIOLOGY+ focus is that many of these companies may intersect other areas of our interest as well.

Our Differentiated Approach to Early-Stage Investing

Our investment approach is to actively seek out early-stage opportunities that we believe at the time of our initial investment have the potential to generate positive returns for us and our shareholders in five to eight years. We believe we are uniquely qualified to identify and invest in these early-stage companies that are often overlooked or not identified by other investors for three reasons:

1)	We have an interdisciplinary team. Our investment team is comprised of geneticists, biochemical engineers, materials scientists, chemists and physicists. As a result, we view the world from a systems-level viewpoint, where we see how various disciplines work together to create the whole.
2)	We read the literature and we build academic relationships so we know where the breakthroughs are happening. We believe there are very few venture capital firms or investors that spend as much time as we do pursuing scientific breakthroughs. Because our team is comprised of scientists by training, we read the literature, we understand it, and we appreciate the deeper implications of the research. Additionally, we build relationships with researchers and research institutions. These relationships yield insights that help us understand whether these breakthroughs could lead to successful businesses five to eight years in the future.
3)	Once we identify a promising field, we map it out completely to understand the best opportunities. It’s never as simple as thinking we should invest in a field of interest. We seek to what is known (and presents an opportunity), what is unknown (and represents a risk), and (most importantly) how the technology or science might best be applied to “the big problems” of our age. This involves deep research by our interdisciplinary teams. It also involves talking one-on-one with the people working in the field. We are very deliberate in our approach, because we are looking for great investment opportunities, not just cutting-edge research.

Our investment opportunities are primarily identified through four channels:

•	our involvement in BIOLOGY+-related fields;
•	proactively identifying market opportunities that will be believe will be growth opportunities five to seven years from the date of our initial investment;
•	research institutions, universities, and corporations that seek to transfer their scientific discoveries to the private sector;
•	referrals from our portfolio companies.

We review over 300 business opportunities per year, of which:

•	about 30% will qualify for an initial presentation;
•	about 5 – 10% will become the subject of formal due diligence; and
•	less than 2% will be voted upon by our investment team.

In many of these companies, there is a round of capital that has an asymmetrical or outsized return potential compared to other rounds. By being in the companies early, by not being limited by a finite fund life, and by recognizing this opportunity, we believe we have the potential to deliver outsized returns even though the investment time period may be long.

Level of Involvement in Our Portfolio Companies

The 1940 Act requires that BDCs offer to “make available significant managerial assistance” to portfolio companies. We are actively involved with our portfolio companies through membership on boards of directors, as observers to the boards of directors and/or through frequent communication with management.

We may hold two or more board seats in early-stage portfolio companies or those in which we have significant ownership. We may transition off of the board of directors to an observer role as our portfolio companies raise additional capital from new investors, as they mature or as they are able to attract independent members who have relevant industry experience and contacts.

We may be involved actively in the formation and development of business strategies of our earliest stage portfolio companies. This involvement may include hiring management, licensing intellectual property, securing space and raising additional capital. We also provide managerial assistance to late-stage companies looking for potential exit opportunities by leveraging our relationships with the banking and investment community and our knowledge and experience in running a micro-capitalization publicly traded business.

Our Execution Strategy

Our execution strategy over the next five years has four parts: (1) Realize returns to increase shareholder value; (2) Invest for growth to increase shareholder value; (3) Partner to more effectively create value; and (4) Return value to our shareholders.

Realize

“Realize” refers to realizing value in our venture capital portfolio. We believe there are three main drivers of our potential growth from realizing this value over the next five years. First, we have a larger portfolio of more mature companies than we have had historically. Second, we believe the quality of our existing portfolio is stronger than it has been historically. Third, we own larger percentages of the companies in the existing portfolio than we have owned historically.

Invest

We are both early-stage and long-term investors. We seek to identify investment opportunities in industries and markets that will be growth opportunities three to seven years from the date of our initial investment. We expect to invest capital in these companies at multiple points in time subsequent to our initial investment. We refer to such investments as “follow-on” investments. Our efforts to identify and predict future growth industries and markets rely on patient and extensive due diligence in innovations developed at universities and corporate and government research laboratories, and the examination of macroeconomic and microeconomic trends and industry dynamics. We believe it is the early identification of and investments in these growth opportunities that will lead to investment returns for our shareholders, growth of our net assets, and capital for us to invest in tomorrow’s growth opportunities. We have significant relationships and experience working with many of the leading universities, research institutions and government laboratories over our 30+ year history.

Partner

As the structure of the public markets has changed over the last decade, the time and dollars required to build transformative companies has increased. Scale and manufacturing expertise is now critical to get to a successful outcome. We believe this expertise is best accomplished by partnering with corporations at earlier stages in the development of the enterprise. Proper partnering can lead to more capital efficient businesses that provide better returns for investors. We and our portfolio companies have a history of partnering with leading corporations in multiple sectors as is shown in the figure below.

Return

Our plan for returning value to shareholders has three steps. Step one of our return plan was implemented over the past five years. It includes investing in early-stage companies where we believe we can own greater than 10% of the company at exit with invested capital of between $5 million and $15 million in each company. Step two is our focus on BIOLOGY+. Our best investment returns over the past 10 years have come from companies that have businesses intersecting with the life sciences. Step three is our partnering efforts. We continue to pursue strategies to increase the return profile of early-stage investing, and to reduce the cost profile so that it shifts to a profile more representative of the venture capital industry of 15 to 20 years ago. We believe that execution of these three steps will generate meaningful returns for shareholders over the coming years.

Our Opportunity

Background

The economic literature is conclusive that economic growth requires long-term increases in productivity that is primarily driven by innovation. If a country is to be economically robust, it must focus resources on innovation. We think many countries, including our own, have forgotten this important economic reality.

Currently, business dynamism is on the wane. Business dynamism is the process by which firms are born, fail, expand and contract. Economic research has firmly established that this dynamic process is vital to productivity and sustained economic growth. Entrepreneurs and company builders play a crucial role in this process, and in net job creation.

Figure 2.

Business dynamism has been steadily declining over the last three decades
Job Reallocation Rate and Trend, 1978-2011

40%
36%
32%
28%
24%
1978
1981
1984
1987
1990
1993
1996
1999
2002
2005
2008
2011

Source: U.S. Census Bureau, BDS; authors' calculations
Note: Trend is calculated by applying a Hodrick-Prescott filter with a multiplier of 400

Recent research reveals a disturbing trend — business dynamism is slowing down. New business formation has been on a persistent decline in the U.S. during the last few decades. Concomitant with this trend is a subdued pace of net job creation. This decline has been documented across a broad range of sectors in the U.S. economy, even in the high-tech sector. It has also coincided with a decline in U.S. competitiveness.

An important finding in the literature is that the amount of capital invested in R&D is less important than the pay-off to that R&D in driving innovation, productivity and growth. Historically that pay-off came from the translation of academically derived ideas into new businesses by company builders and corporations. However, over the past decade, we have seen a disturbing trend, a “diversity breakdown,” in the type of R&D that is being translated into economic growth. Currently, entrepreneurial financing is focused extremely tightly in information technology and creative and commerce technologies (media, entertainment and financial services). Thus an incredibly important source of innovation has been left behind, the hard sciences.

This trend is evidenced in the data. From 1985 through 1999, much of venture capital was focused on the translation of academic research. Beginning in 1998, the venture capital community primarily focused on Internet opportunities, and most recently on the digital technologies of information technology and creative and commerce technologies (media, entertainment and financial services). According to a report by SUNY and New York State, in 2012, 40% of all venture capital deals flowed to information technology and another 16% to creative and commerce deals. This trend left only 40% of all deals for life science and physical science deals.

Total academic research exceeds over $100 billion annually, representing a significant portion of total U.S. R&D. Approximately $65 billion of this research is performed in academic research centers. Academic R&D has increased steadily each year as well, growing approximately 30% over the period from 2008 through 2011.

As opposed to venture capital trends in the digital technologies, information technology, and creative and commerce technologies, academic R&D shows a very different pattern of investment — a pattern of continued investment in the hard sciences. Over the past 20 years, the distribution of academic R&D has favored the hard sciences — life science and physical science. Currently, life sciences represent approximately 57% of academic R&D. The physical sciences represent 30% of academic R&D (down from the postwar years). Information technology and the soft sciences together represent only 13% of academic research, according to this SUNY research report.

Historically, venture capital has been important to hard science-related innovation, but there are now growing concerns in Silicon Valley and elsewhere about the diminishing focus of venture capital-backed big ideas in science and technology.

Gary Pisano and Willy Shih of Harvard authored a recent book titled, “Producing Prosperity.” The core thesis of this book is that a combination of bad decisions by both business and government is leading to an erosion of America’s industrial commons, the set of manufacturing and technical capabilities that support innovation across a broad range of industries.

The vision that led to policies after World War II that support basic scientific research and laid the institutional foundation for innovations in semiconductors, high speed computers, computer graphics, broadband, mobile telephony, the internet and modern genomic-based methods of drug discovery has diminished. While R&D is still occurring, the investment to generate the pay-off to that R&D is not occurring as robustly as it once did.

In synch with the diversity breakdown has been a reduction of venture funds with the capital to build these types of companies. We have seen a large decrease in the $100 – $500 million fund size, the historical size for building life sciences and physical sciences companies. This fund size has now decreased to 18% of all funds down from 44% in 2008.

This decrease in the number of $100 – $500 million funds increases the issues faced by companies in the life sciences and physical sciences to raise capital during the period of development between early-stage and growth rounds of financing. This so-called, “valley of death” was often overcome historically by venture capital funds willing to invest in mid-stage rounds of financing, or by public market investors. Today, venture capital firms that invest in the early stages of development are often required to commit the capital required to overcome this valley of death, which increases the initial capital reserves required for making such investments. It also opens up an opportunity for such early-stage investors that are willing and interested to access the public markets for such financings and provides an opportunity for public market investors to participate in such growth at an earlier stage than may otherwise be available.

The Opportunity

With these trends as background, we believe there is an opportunity to claim leadership in building companies focused on commercializing big ideas in the hard sciences. There are few venture capital firms left that have the operational talent and skills necessary to do this type of company building. Very few have the patience as well.

Additionally, a different type of company building is required than Internet and media company building. In our experience, hard science companies have three very important requirements: high quality operational leadership, time (and more than you forecast) and large amounts of capital (more than you originally envision).

We believe high quality operational leadership exists today. However, we believe time has become a real problem for financing and building hard science companies. The competition for funds amongst different asset classes is driving the need for shorter investment return time frames in the current market. In the structure of the initial public offering (IPO) market that has developed since 2000, hard science companies are requiring and sometime exceeding ten years of development before there is an exit opportunity. The result is that the ten-year fund time frame for traditional venture capital is creating issues for building hard science companies.

Furthermore, few private venture capital firms have the ability or economic incentive to build companies after an IPO because they are often required to distribute ownership in these companies to their investors (i.e., limited partners) shortly after the IPO. We believe a public structure, such as Harris & Harris Group, for building these companies is the most viable alternative. Future investment opportunities can be assessed at each timeframe in a company’s development and without a mandated exit strategy after a given amount of time or, potentially, at all. Thus a public vehicle may be the best structure for building these companies into the future.

Additionally, we believe capital has also become a problem for building these types of companies. As venture capital companies have turned to Internet and media deals, there has been a dearth of funding available to hard science companies. Hard science companies may have the same long-term investment return potential, or even better, but internet and media deals can move towards that end point faster, and investors not interested in the long term results can enter and exit with better returns over this shorter time frame for these types of deals. This presents many opportunities for investors in hard science companies, but the underlying requirement is continued access to capital. Properly financed public companies, have the flexibility and the control of their balance sheets to more effectively manage the capital needs required to build these companies. Additionally, investors with the flexibility to invest in publicly traded companies can continue to participate in the growth of these companies after the companies have become publicly traded.

We believe there is a real opportunity to aggregate capital in a public vehicle to lead the return of hard science company building. We believe the economy is providing an ideal environment to invest in entrepreneurial companies for high quality returns over the coming two decades, and we believe the company that does this effectively will become the leader in generating high quality job growth and helping return American innovation to a leadership position.

There is clearly an opportunity for becoming the leading company to translate hard science R&D into innovations that help economic growth more broadly than what we have been witnessing over the past five-to-ten years with the digital revolution. We believe it will take greater scale than we currently have in addition to our singular focus on execution. As we look to the future, this Offering is a component of our goal to achieve this required scale.

Raising Additional Capital

Our Board of Directors believes that our pre-emptive rights in prior investments and expertise investing in transformative companies enabled by disruptive science sector is likely to lead to several attractive investment opportunities becoming available to us over the next one to two years. Hence, our Board of Directors believes that it would be in our best interest to increase our asset base so that we will be in a better position to take advantage of such attractive investment opportunities and achieve other net benefits, including increasing our ownership in current and future portfolio companies and increasing our leadership position making these investments. In addition, our Board of Directors believes that increasing our size should lower our expenses as a proportion of average net assets to the extent that certain of our fixed costs do not increase proportionately and can be spread over a larger asset base. There can be no assurances that we will realize any of these benefits or goals.

We expect to undertake one or more Offerings to increase our capital base to allow us to make additional investments in current and new portfolio companies. We intend to use the proceeds from these offerings to fund additional investments in portfolio companies consistent with our investment objective. We may borrow funds or issue preferred stock to make investments, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if our Board of Directors determines that leveraging our portfolio would be in our best interests and the best interests of our shareholders. The costs associated with any borrowing or preferred stock issuance will be indirectly borne by shareholders of our common stock.

Our ability to raise capital to fund additional investments provides a number of possible benefits to our shareholders, including the following:

•	Greater Number of and Larger Investment Opportunities May be Available with a Larger Capital Base. Our ability to raise additional capital through equity offerings may help us increase potential future returns through larger ownership and control positions in existing portfolio companies and take larger ownership and control positions in new portfolio companies. We believe additional capital could position us to be in a better position to continue to satisfy the diversification requirements to maintain our status as a as a regulated investment company, or a RIC, as our total assets would increase. This increase in total assets is important as we continue to invest more capital per company, with a goal of investing $10 – 15 million per company over the life of our investment, which is an increase from $5 – 10 million today.
•	Additional Capital May Reduce our Operating Expenses Per Share. An equity offering that increases our total assets may reduce our operating expenses per share by spreading our fixed expenses over a larger asset base. We are currently operating at sub-scale based on our existing capital base. Further, as a public company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC, that do not generally vary based on our total assets. On a per share basis, these fixed expenses will be reduced when supported by a larger capital base.
•	Higher Market Capitalization and Greater Liquidity May Make our Common Stock More Attractive to Investors. If we issue additional shares, our market capitalization and the amount of our publicly tradable common stock would increase, which may afford all holders of our common stock greater liquidity. A larger market capitalization may make our stock more attractive to a larger number of investors who have limitations on the size of companies in which they invest.

•	Our Ability to Raise Additional Capital May Help Reduce or Eliminate our Stock Price Discount to Net Asset Value. Shares of business development companies, like us, may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that the shares of our common stock will trade at a discount from net asset value, or at premiums that are unsustainable over the long term, are risks separate and distinct from the risk that our net asset value will decrease. If we are successful in raising additional capital, we believe we are positioned to deliver returns and the potential for future dividends to shareholders, which we believe in turn will help reduce or eliminate our current stock price discount to net asset value over time.

Competition

A large number of entities compete with us to make the types of equity investments that we target as part of our business strategy. We compete for such investments with a large number of venture capital funds, other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. In addition, some of our competitors may require less information than we do and/or have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than we can. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company and, as a result, such companies may be more successful in completing their investments. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition, and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

Regulations and Other Disclosure Related to Our Business

Our business is subject to federal regulation under the 1940 Act, under which we have elected to operate as a business development company. As a business development company, we are subject to regulatory requirements, the most significant of which relate to our investments and borrowings. The 1940 Act provides that we may not make an investment in non-qualifying assets unless at the time at least 70% of the value of our total assets (measured as of the date of our most recently filed financial statements) consists of qualifying assets. We must also maintain a coverage ratio of assets to senior securities (such as debt and preferred stock) of at least 200% immediately after giving effect to the issuance of any senior securities. We have no debt outstanding. Accordingly, we are not subject to credit agency downgrades or risk of default or failure from these types of loans that could cause us to fail asset coverage tests or force a fire sale of assets. We are also required to offer managerial assistance to our portfolio companies, in addition to our investment. For tax purposes, we are a regulated investment company under the Code.

We have discretion in the investment of our capital to achieve our objectives. Our venture capital investments are made primarily in equity-related securities of companies that can range in stage from pre-revenue to generating positive cash flow. These businesses tend to be thinly capitalized, unproven, small companies that lack management depth, have little or no history of operations and are developing unproven technologies. These businesses may be privately held or publicly traded. We historically have invested in equity securities of these companies that are generally illiquid owing to restrictions on resale and to the lack of an established trading market. Subject to our compliance with business development company and tax code requirements, there are no limitations on the types of securities or other assets, foreign or domestic, in which we may invest. Investments may include the following:

•	equity, equity-related securities (including warrants) and debt with equity features from either private or public issuers, whether in corporate, partnership or other form, including development stage or start-up entities;

•	debt obligations of all types having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity; and
•	to a limited extent, intellectual property, including patents, research and development in technology or product development that may lead to patents or other marketable technology.

As is usual in the venture capital industry, our venture capital investments are generally in convertible preferred stock, which is usually the most senior security in a portfolio company’s equity capital structure until the company has substantial revenues, and which gives us seniority over the holders of common stock (usually including the founders) while preserving fully our participation in the upside potential of the portfolio company through the conversion feature. Our portfolio investments in some instances include a dividend right payable in kind (which increases our participation in the portfolio company) or potentially in cash. In-kind distributions are primarily made in additional shares of convertible preferred stock. We expect to continue to invest in convertible securities.

Neither our investments nor an investment in our securities constitutes a balanced investment program. We have been and will continue to be risk seeking rather than risk averse in our investment approach. We reserve the fullest possible freedom of action regarding the types of investments we make and our relationship with our portfolio companies, subject to our certificate of incorporation, applicable law and regulations, and policy statements described herein.

Employees

As of May 7, 2015, we employed ten full-time employees and one part-time employee. We believe our relations with our employees are generally good.

Properties

The Company maintains its offices at 1450 Broadway, New York, New York 10018, where it leases approximately 6,900 square feet of office space pursuant to a lease agreement expiring on December 31, 2019.

We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

The Company is not currently a party to any legal proceedings.

GENERAL DESCRIPTION OF OUR PORTFOLIO COMPANIES

The following are brief descriptions of each portfolio company in which we were invested as of December 31, 2014. The portfolio companies are presented in three categories: controlled affiliated companies where we directly or indirectly own more than 25.0% of the outstanding voting securities of the portfolio company or otherwise control the company; non-controlled affiliated companies where we directly or indirectly own 5.0% to 25.0% of the outstanding voting securities of the portfolio company or where we hold one or more seats on the portfolio company’s Board of Directors and, therefore, are deemed to be an affiliated person under the 1940 Act, but we do not control the company; and unaffiliated companies where we directly or indirectly own less than 5.0% of the outstanding voting securities of the portfolio company and where we have no other affiliations. The value described below for each portfolio company is its fair value as determined by the Valuation Committee of our Board of Directors.

Controlled Affiliated Companies:

ProMuc, Inc., located at 1450 Broadway, Floor 24th, New York, NY 10018, develops synthetic mucins for the nutritional, food and healthcare markets. The President of the company is Doug Jamison. Doug Jamison and Misti Ushio serve as the directors of the company.

Investment	% of Class Held(1)	Number of Shares Held/ Principal	Cost	Fair Value(2)
Common Stock	100.0%	1,000	$1	$1
Secured Convertible Bridge Note, 8%, acquired 12/18/13	100.0%	$350,000	$379,074	$379,074
Secured Convertible Bridge Note, 8%, acquired 8/13/14	100.0%	$100,000	$103,090	$103,090

Senova Systems, Inc., located at 1230 Bordeaux Drive, Sunnyvale, CA 94089 is a development-stage company that develops next-generation sensors to measure pH, which is fundamental property of nature. The Chief Executive Officer of the company is Srinivas Rao. Misti Ushio serves as the director of the company.

Investment	% of Class Held(1)	Number of Shares Held/ Principal	Cost	Fair Value(2)
Series B Convertible Preferred Stock	19.8%	1,350,000	$1,218,462	$403,123
Series B-1 Convertible Preferred Stock	39.9%	2,759,902	$1,083,960	$899,187
Warrants for Series B Preferred Stock expiring 10/15/17	17.1%	164,423	$131,538	$49,098
Warrants for Series B Preferred Stock expiring 4/24/18	17.1%	25,000	$20,000	$7,465
Series C Convertible Preferred Stock	40.8%	811,049	$608,287	$609,349

SynGlyco, Inc., located at located at 1450 Broadway, 24th Floor, New York, NY 10018, developed synthetic carbohydates for pharmaceutical applications and currently is focused on collecting payments from the sale of its contract manufacturing business and out-licensing its remaining intellectual property. The President of the company is Misti Ushio. Misti Ushio and Daniel Wolfe serve as the directors of the company.

Investment	% of Class Held(1)	Number of Shares Held/ Principal	Cost	Fair Value(2)
Common Shares	41.3%	57,463	$2,729,817	$0
Series A Conv. Pref.	95.9%	4,855,627	$4,855,627	$0
Senior Secured Debt, 12% maturing 12/11/14	100.0%	$500,000	$424,101	$820,119
Secured Convertible Bridge Note, 8%, acquired 1/23/13	100.0%	$350,000	$406,417	$204,763
Secured Convertible Bridge Note, 8%, acquired 4/25/13	100.0%	$300,000	$341,825	$172,220

TARA Biosystems, Inc., located at 1450 Broadway, 24th Floor, New York, NY 10018, develops human tissue models for toxicology and drug discovery applications. The Chief Executive Officer of the company is Misti Ushio. Blake Stevens and Misti Ushio serve as directors of the company.

Investment	% of Class Held(1)	Number of Shares Held/ Principal	Cost	Fair Value(2)
Common Stock	20.0%	2,000,000	$20	$20
Secured Convertible Bridge Note, 8%, acquired 8/20/14	100.0%	$300,000	$308,811	$308,811

UberSeq, Inc., located at 522 Jackson Drive, Palo Alto, CA 94303, develops translational genomics solutions. The Chief Executive Officer of the company is Sam Tolkoff. Alexei Andreev serves as a director of the company.

Investment	% of Class Held(1)	Number of Shares Held/ Principal	Cost	Fair Value(2)
Series Seed Convertible Preferred Stock	83.3%	500,000	$500,000	$506,159

Non-Controlled Affiliated Companies:

ABSMaterials, Inc., located at 1909 Old Mansfield Road, Wooster, OH 44691, develops nano-structured absorbent materials for environmental remediation. The Chief Executive Officer of the company is Gary McDaniel. Douglas Jamison serves an observer to the Board of Directors.

Investment	% of Class Held(1)	Number of Shares Held/ Principal	Cost	Fair Value(2)
Series A Convertible Preferred Stock	31.3%	390,000	$435,000	$291,875
Series B Convertible Preferred Stock	12.8%	1,037,751	$1,217,644	$1,255,717

Accelerator IV-New York Corporation, located at 430 East 29th Street, New York, NY 10016, identifies and manages emerging biotechnology innovations through its expertise, internal resources, and partner network. The Chief Executive Officer of the company is Thong Le. Misti Ushio serves as a director of the company.

Investment	% of Class Held(1)	Number of Shares Held/ Principal	Cost	Fair Value(2)
Series A Common Stock	9.6%	216,012	$216,012	$51,627

Adesto Technologies Corporation, located at 1225 Innsbruck Drive, Sunnyvale, California 94089, develops scalable, ultra-fast, low-power, non-volatile memory (NVM) solutions. The technology for this memory is referred to as CBRAM, or Conductive Bridging Random Access Memory. The company is targeting multibillion dollar markets for low-bit to mid-bit density discrete and embedded non-volatile memory (NVM) with its dual product (chip) and licensing strategies. Adesto also sells a serial flash-memory product line based on conventional memory technology. The company’s customer base is currently well diversified. The company’s main competition includes Texas Instruments, Micron, Spansion and Winbond. The company is dependent on its intellectual property position and its ability to protect this position. The revenues of the company may be affected by government regulations related to factors including but not limited to contract manufacturing in Asia and Europe. The company currently has a credit facility that includes an interest rate that adjusts with movement in the prime rate, so if the prime rate increases the payments of interest will increase and vice versa. Substantial increases in interest rates could therefore have a material impact on the cash flows of the Company. The Chief Executive Officer of the company is Narbeh Derhacobian. The Chief Financial Officer of the company is Ron Shelton. Alexei Andreev serves as a director of the company.

Investment	% of Class Held(1)	Number of Shares Held/ Principal	Cost	Fair Value(2)
Series A Convertible Preferred Stock	18.3%	6,547,619	$2,200,000	$1,652,609
Series B Convertible Preferred Stock	13.8%	5,952,381	$2,200,000	$1,527,457
Series C Convertible Preferred Stock	7.9%	2,122,187	$1,485,531	$632,526
Series D Convertible Preferred Stock	10.0%	1,466,470	$1,393,147	$612,462
Series D-1 Convertible Preferred Stock	13.4%	987,706	$703,740	$356,159
Series E Convertible Preferred Stock	20.2%	3,508,771	$2,499,999	$10,042,110

AgBiome, LLC, located at 104 T.W. Alexander Drive, Building 18, Research Triangle Park, NC 27709 provides early-stage research and discovery for agriculture and uses the crop microbiome to identify products that reduce risk and improve yield. The Chief Executive Officer of the company is Scott Uknes. Misti Ushio serves an observer to the Board of Directors of the company.

Investment	% of Class Held(1)	Number of Shares Held/ Principal	Cost	Fair Value(2)
Series A-1 Convertible Preferred Stock	17.4%	2,000,000	$2,000,000	$2,406,210
Series A-2 Convertible Preferred Stock	8.7%	417,392	$521,740	$583,494

D-Wave Systems, Inc., located at 100-4401 Still Creek Drive, Burnaby, British Columbia, V5C 6G9, Canada, develops a quantum computer. Although the device might be used for a variety of computationally intense problems, the company expects the first wave of quantum computer deployments in machine learning, natural voice and image processing, and financial portfolio optimization. D-Wave leverages conventional semiconductor foundries to build its chips, which is critical for any mass-produced electronic component, and sells its quantum computers directly to customers and offers access to these systems in a software-as-a-service business model. D-Wave has sold initial systems to Lockheed Martin and a consortium comprised of Google and NASA. The company has yet to generate consistent growth in revenues. The company’s business would not be materially affected by changes in interest rates given its existing credit facility is not material to its operations in size or terms. The company’s business could be materially affected by changes in government regulations in Canada that would restrict export of or access to its technology or regulations in the United States that prevent it from fabricating its chips in US-based foundries or operating and selling systems and/or access to its systems to customers based in the United States. The company is dependent on its intellectual property position and its ability to protect this position. The Chief Executive Officer of the company is Vern Brownell. The President of D-Wave’s US Operations and Chief Revenue Officer is Bo Ewald. The Chief Technology Officer is Geordie Rose. The Chief Operating Officer is Warren Wall. D-Wave Systems, Inc. is not an eligible portfolio company under the 1940 Act, because it operates primarily outside the United States. Alexei Andreev serves as a director of the company.

Investment	% of Class Held(1)	Number of Shares Held/ Principal	Cost	Fair Value(2)
Series 1 Class B Convertible Preferred Stock	11.6%	1,144,869	$1,002,074	$1,766,715
Series 1 Class C Convertible Preferred Stock	2.2%	450,450	$487,804	$699,457
Series 1 Class D Convertible Preferred Stock	15.6%	855,131	$748,473	$1,327,843
Series 2 Class D Convertible Preferred Stock	15.6%	678,264	$736,019	$1,053,205
Series 1 Class E Convertible Preferred Stock	2.7%	269,280	$248,049	$435,260
Series 2 Class E Convertible Preferred Stock	2.7%	513,900	$659,493	$839,844
Series 1 Class F Convertible Preferred Stock	6.3%	258,721	$238,323	$418,193
Series 2 Class F Convertible Preferred Stock	6.3%	493,747	$633,631	$806,909
Series 1 Class H Convertible Preferred Stock	16.9%	460,866	$909,088	$870,998
Warrants for Common Stock expiring 6/30/15	7.5%	153,890	$98,644	$108,479
Warrants for Common Stock expiring 5/12/19	0.5%	20,415	$26,357	$8,351

EchoPixel, Inc., located at 2490 Hospital Drive, Suite 310, Mountain View, California 94040, is developing algorithms and software to improve visualization of data for life science and healthcare applications. The Chief Executive Officer of the company is Ron Schilling. Alexei Andreev serves as a director of the company.

Investment	% of Class Held(1)	Number of Shares Held/ Principal	Cost	Fair Value(2)
Series Seed Convertible Preferred Stock	33.1%	4,194,630	$1,250,000	$1,312,425

Ensemble Therapeutics Corporation, located at 99 Erie Street, Cambridge, Massachusetts 02139, is developing DNA-Programmed ChemistryTM for the discovery of new classes of therapeutics and bioassays. The Chief Executive Officer of the company is John Ripple. Daniel Wolfe serves as an observer to the Board of Directors of the company.

Investment	% of Class Held(1)	Number of Shares Held/ Principal	Cost	Fair Value(2)
Series B Convertible Preferred Stock	13.9%	1,449,275	$2,000,000	$1,060,023
Series B-1 Convertible Preferred Stock	7.5%	492,575	$679,754	$1,833,862

Enumeral Biomedical Holdings Inc. (OTC: ENUM), located at 1 Kendall Square, Cambridge, MA 02139, discovers and develops novel antibody therapeutics that help the immune system attack diseased cells (“immunomodulators”). The Company has focused its research efforts on using its proprietary drug discovery platform utilizing, in part, technology licensed by Enumeral from M.I.T., Harvard University and other institutions to identify and elucidate antibodies and antigens that are relevant to diseases that affect millions of individuals and are underserved by current therapeutic alternatives. These diseases include cancer, infectious, and inflammatory diseases. Enumeral’s strategy is to generate superior antibodies that it will co-develop, either through collaborative partnerships, or out-licensing partnerships, with larger biotechnology or pharmaceutical companies. Enumeral has yet to generate substantial commercial revenues from operations or licensing. The company is dependent on its intellectual property position and its ability to protect this position. Future revenue generated by the company could be materially affected by government regulations particularly around, but not limited to, the ability to patent therapeutics, diagnostics and other intellectual property discovered by Enumeral. The company’s main competition are immuno-oncology focused companies such as Agenus, Merck, BristolMyers Squibb and Celldex. The Chief Executive Officer of the company is Arthur Tinkelenberg. The Executive Chairman of the Board of Directors is John J. Rydzewski. Daniel Wolfe serves as a director of the company.

Investment	% of Class Held(1)	Number of Shares Held/ Principal	Cost	Fair Value(2)
Common Stock	15.4%	7,966,368	$4,993,357	$7,251,178
Warrants to purchase Common Stock expiring 2/2/2024	33.3%	255,120	$57,567	$208,179
Warrants to purchase Common expiring 7/30/2019	7.0%	1,500,000	$540,375	$874,594
Options to purchase Common Stock at $1.00 expiring 8/4/2024	2.7%	56,667	$0	$50,690

HZO Inc., located at 12637 South 265 West, Draper, UT, manufactures novel industrial coatings. The HZO technology is a unique process to create a nanoscale coating that protects electronics against damage caused by exposure to water, which is the leading cause of lost function in electronics. The coating is transparent and can be applied to a variety of surfaces including plastic, metal and glass. In addition to water repellence, the coating can repel oils, synthetic fluids, hazardous materials, dust and dirt. HZO is planning to integrate its technology in multiple industries including automotive, first responder devices, military devices and vehicles, solar energy, and industrial applications. HZO generates revenue from a diverse set of customers. The company is dependent on its intellectual property position and its ability to protect this position. The company’s main competition are companies such as LiquiPel and P2i. Revenues could be materially affected if there are significant changes in government regulations related to import/export of technology to Asia and/or the incorporation of the company’s proprietary materials in electronic devices. The Chief Executive Officer of the company is Michael Bartholomeusz. The Chief Financial Officer is James Suel. The Chief Operations Officer is Andreas Morr. The Chief Technology Officer is Max Sorenson. Doug Jamison serves as a director of the company.

Investment	% of Class Held(1)	Number of Shares Held/ Principal	Cost	Fair Value(2)
Common Stock	12.2%	405,729	$666,667	$322,832
Series I Convertible Preferred Stock	23.9%	2,266,894	$5,709,835	$4,482,097
Series II Convertible Preferred Stock	10.0%	539,710	$2,000,003	$2,113,002

Laser Light Engines, Inc., located at 8C Industrial Way Salem, New Hampshire 03079, is manufacturing solid-state light sources for digital cinema and large-venue projection displays. The Chief Executive Officer of the company is John O’Hara. Daniel Wolfe serves as an observer to the Board of Directors of the company.

Investment	% of Class Held(1)	Number of Shares Held/ Principal	Cost	Fair Value(2)
Series A Convertible Preferred Stock	44.4%	7,499,062	$2,000,000	$0
Series B Convertible Preferred Stock	23.5%	13,571,848	$3,095,802	$0
Secured Convertible Bridge Note, 12%, acquired 10/7/11	9.9%	$200,000	$200,000	$0
Secured Convertible Bridge Note, 12%, acquired 11/17/11	9.9%	$95,652	$95,652	$0
Secured Convertible Bridge Note, 12%, acquired 12/21/11	9.9%	$82,609	$82,609	$0
Secured Convertible Bridge Note, 12%, acquired 3/5/12	9.9%	$434,784	$434,784	$0
Secured Convertible Bridge Note, 12%, acquired 7/26/12	9.9%	$186,955	$186,955	$0
Secured Convertible Bridge Note, 20%, acquired 4/29/13	9.9%	$166,667	$166,667	$0
Secured Convertible Bridge Note, 20%, acquired 7/22/13	9.9%	$166,667	$166,667	$0
Secured Convertible Bridge Note, 10%, acquired 10/30/13	9.9%	$80,669	$80,669	$0
Secured Convertible Bridge Note, 10%, acquired 2/5/14	9.9%	$19,331	$19,331	$0
Secured Convertible Bridge Note, 10%, acquired 6/24/14	9.9%	$13,745	$13,745	$0

Metabolon, Inc., located at 800 Capitola Drive, Durham, North Carolina 27713, uses a proprietary technology platform in metabolomics to map changes in the body’s biochemical/metabolic pathways. Measurement of the spectrum of cellular biochemical changes and the subsequent mapping of these changes to metabolic pathways permits a direct understanding of certain diseases. This information is used for the discovery and development of drugs, the identification of biomarkers, and the early diagnosis of disease states. Metabolomics and multi-small molecule metabolomic diagnostics are new areas of science, and Metabolon faces competition from companies that offer metabolomic services or diagnostic products related to obesity-related diseases and cancer. Metabolon’s principal competition comes from companies that offer other research approaches such as genomics or proteomics or have or intend to develop diagnostic tests in obesity-related diseases and cancer. Metabolon generates revenue from a diverse set of customers. Metabolon has relied, and expects to continue to rely, on strategic collaboration agreements with third parties to help it commercialize diagnostic tests. Changes in the way that the FDA and other government authorities regulate tests developed, validated, and performed by laboratories like ours could result in delay or additional expense in offering the company’s tests and tests that it may develop in the future. Additionally, Healthcare policy changes, including recently enacted legislation reforming the U.S. healthcare system, may have a material adverse effect on the company’s financial condition, results of operations, and cash flows. The company is dependent on its intellectual property position and its ability to protect this position. The Chief Executive Officer of the company is John Ryals. The Chief Financial Officer is Todd Lynch. The Chief Scientific Officer is Michael Milburn. The Chief Technology Officer is Steve Watkins. Douglas Jamison serves as an observer to the Board of Directors of the company.

Investment	% of Class Held(1)	Number of Shares Held/ Principal	Cost	Fair Value(2)
Series B Convertible Preferred Stock	31.2%	371,739	$2,500,000	$2,781,374
Series B-1 Convertible Preferred Stock	32.7%	148,696	$706,214	$1,158,654
Warrants for Series B-1 Convertible Preferred Stock expiring 3/25/15	31.5%	74,348	$293,786	$484,535
Series C Convertible Preferred Stock	8.1%	1,000,000	$1,000,000	$2,535,525
Series D Convertible Preferred Stock	11.4%	835,882	$1,499,999	$2,179,624
Series E Convertible Preferred Stock	8.2%	444,404	$1,225,000	$1,556,847

OpGen, Inc., located in 708 Quince Orchard Road, Gaithersburg, Maryland 20878, is revenue-stage company that offers comprehensive multi-parameter screening and surveillance panels to combat current and emerging human pathogens with the next generation of diagnostic and epidemiologic solutions. The Chief Executive Officer of the company is Evan Jones. Misti Ushio serves as a director of the company.

Investment	% of Class Held(1)	Number of Shares Held/ Principal	Cost	Fair Value(2)
Common Stock	6.1%	29,883	$3,260,000	$22,752
Series A Convertible Preferred Stock	15.3%	610,017	$610,017	$606,252
Secured Convertible Bridge Note, 8%, acquired 7/11/14	13.9%	$209,020	$216,991	$273,908
Secured Convertible Bridge Note, 8%, acquired 10/16/2014	50.0%	$250,000	$254,278	$256,571
Secured Convertible Bridge Note, 8%, acquired 11/14/2014	40.0%	$200,000	$202,133	$203,633
Secured Convertible Bridge Note, 8%, acquired 12/29/2014	20.0%	$100,000	$100,067	$100,561

Produced Water Absorbents, Inc., located at 6509 West Little York Road, Houston, TX 77040, does business as ProSep, since its acquisition of ProSep in 2013. It is a provider of integrated process separation solutions to the global oil and gas industry, permitting that industry to treat produced and flowback water on-site. ProSep’s portfolio of technologies includes in line mixing technologies for oil, gas and produced water separation. It also includes innovative ‘polishing’ technologies for produced water treatment. ProSep generates revenue from a diverse set of customers. The company is dependent on its intellectual property position and its ability to protect this position. Changes in interest rates can materially affect the cash flows of the company as the interest rate of the company’s current credit facility changes with increasing prime interest rates. The company’s revenues could be materially affected by government regulations particularly related to oil and gas exploration. The Chief Executive Officer of the company is Neil Poxon. The Chief Financial Officer is Mahesh Konduru. Doug Jamison serves as a director of the company.

Investment	% of Class Held(1)	Number of Shares Held/ Principal	Cost	Fair Value(2)
Series A Convertible Preferred Stock	18.2%	1,000,000	$1,000,000	$300,215
Series B Convertible Preferred Stock	17.9%	5,987,460	$1,496,865	$2,188,272
Series B-2 Convertible Preferred Stock	21.6%	4,322,709	$1,015,427	$1,579,844
Series B-3 Convertible Preferred Stock	19.6%	3,914,564	$978,641	$1,430,677
Series C Convertible Preferred Stock	71.3%	2,667,380	$1,000,268	$755,130
Warrants for Series B-2 Preferred Stock expiring upon liquidation event	15.1%	300,000	$65,250	$44,014
Subordinated Secured Debt, 12%, maturing on 6/30/15	100.0%	$1,000,000	$979,253	$979,450

SiOnyx, Inc., located at 100 Cummings Center, Beverly, Massachusetts 01915, is developing silicon-based optoelectronic products enabled by its proprietary material, “Black Silicon.” The Chief Executive Officer of the company is Stephen Saylor. Daniel Wolfe serves as a director of the company.

Investment	% of Class Held(1)	Number of Shares Held/ Principal	Cost	Fair Value(2)
Series C Convertible Preferred Stock	15.6%	1,674,030	$1,171,316	$0
Series B-1 Convertible Preferred Stock	15.2%	1,892,836	$1,169,561	$0
Series A-2 Convertible Preferred Stock	28.7%	4,207,537	$2,445,000	$0
Series A-1 Convertible Preferred Stock	100.0%	2,966,667	$890,000	$0
Series A Convertible Preferred Stock	100.0%	233,499	$750,000	$0
Warrants for Common Stock expiring 3/28/17	10.3%	418,507	$84,207	$0
Warrants for Series B-1 Convertible Preferred Stock expiring 2/23/17	28.3%	247,350	$130,439	$0
Warrants for Common Stock expiring 5/9/19	25.3%	17,010	$3,208	$0
Secured Convertible Bridge Note, 8%, acquired 1/31/14	27.7%	$1,281,125	$1,281,125	$0
Secured Convertible Bridge Note, 8%, acquired 5/9/14	31.3%	$93,976	$76,966	$0
Secured Convertible Bridge Note, 10%, acquired 12/12/14	69.0%	$68,999	$69,382	$161,285

Ultora, Inc., located at 843 Saint Kitts Court, San Jose, CA 95127, is developing an ultra-capacitor technology originally developed at NASA’s Ames research center. The Chief Executive Officer and President of the company as of December 31, 2014 and through February 5, 2015 was Phil Kraus. Alexei Andreev replaced Phil Kraus as President as of February 5, 2015. Alexei Andreev serves as a director of the company. Daniel Wolfe began serving as a director of the company as of February 5, 2015.

Investment	% of Class Held(1)	Number of Shares Held/ Principal	Cost	Fair Value(2)
Series A Convertible Preferred Stock	21.5%	17,736	$886,830	$0
Series B Convertible Preferred Stock	21.5%	2,347,254	$236,603	$0
Secured Convertible Bridge Note, 5%, acquired 5/7/14	21.5%	$86,039	$86,039	$0
Secured Convertible Bridge Note, 5%, acquired 8/20/14	21.5%	$17,208	$17,208	$0
Secured Convertible Bridge Note, 5%, acquired 10/14/14	21.5%	$10,750	$10,750	$0

Unaffiliated Companies:

Amgen Inc., located at One Amgen Center Drive, Thousand Oaks, California, 91320, focuses on areas of high unmet medical need and leverages its biologics manufacturing expertise to strive for solutions that improve health outcomes and dramatically improve people’s lives. The Chief Executive Officer is Robert A. Bradway.

Investment	% of Class Held(1)	Number of Shares Held/ Principal	Cost	Fair Value(2)
Rights to Milestone Payments from Acquisition of BioVex Group, Inc.	1.7%	$1,757,608	$1,757,608	$2,564,917

Bridgelux, Inc., located at 1170 Sonora Court, Sunnyvale, California 94086, is manufacturing high-power LEDs and LED arrays that are used in various solid-state lighting and other applications. The Chief Executive Officer of the company is Brad Bullington. Alexei Andreev acts as an observer to the Board of Directors of the company.

Investment	% of Class Held(1)	Number of Shares Held	Cost	Fair Value(2)
Series B Convertible Preferred Stock	11.7%	1,861,504	$1,000,000	$607,692
Series C Convertible Preferred Stock	6.6%	2,130,699	$1,352,196	$826,294
Warrants for Series C Convertible Preferred Stock Expiring 8/31/15	10.8%	163,900	$168,270	$32,815
Series D Convertible Preferred Stock	1.6%	999,999	$1,371,622	$787,915
Warrants for Series D Convertible Preferred Stock Expiring 8/31/15	0.9%	166,665	$128,543	$35,139
Series E Convertible Preferred Stock	1.4%	440,334	$672,599	$724,344
Warrants for Series E Convertible Preferred Stock expiring 12/31/17	3.9%	170,823	$93,969	$36,448
Series E-1 Convertible Preferred Stock	1.2%	399,579	$386,073	$499,686
Warrants for Common Stock expiring 6/1/16	1.4%	132,100	$72,668	$6,562
Warrants for Common Stock expiring 10/21/18	1.4%	84,846	$18,816	$4,215
Warrants for Common Stock expiring 8/9/18	1.2%	171,183	$148,409	$29,966

Cambrios Technologies Corporation, located at 930 East Arques Avenue Sunnyvale, California 94085, is developing nanowire-enabled electronic materials for the display industry. The Chief Executive Officer of the company is John LeMoncheck. Alexei Andreev acts as an observer to the Board of Directors of the company.

Investment	% of Class Held(1)	Number of Shares Held	Cost	Fair Value(2)
Series B Convertible Preferred Stock	12.0%	1,294,025	$1,294,025	$41,829
Series C Convertible Preferred Stock	7.5%	1,300,000	$1,300,000	$42,022
Series D Convertible Preferred Stock	5.9%	515,756	$515,756	$358,416
Series D-2 Convertible Preferred Stock	0.7%	92,400	$92,400	$32,361
Series D-4 Convertible Preferred Stock	5.5%	216,168	$216,168	$75,708

Canon Inc., located at 30-2, Shimomaruko 3-chome, Ohta-ku, Tokyo 146-8501, Japan, manufactures and sells office multifunction devices (MFDs), plain paper copying machines, laser printers, inkjet printers, cameras, and lithography equipment. The Chief Executive Officer is Fujio Mitarai.

Investment	% of Class Held(1)	Number of Shares Held/ Principal	Cost	Fair Value(2)
Rights to Milestone Payments from Acquisition of Molecular Imprints, Inc.	5.1%	$629,670	$629,670	$628,948

Champions Oncology, Inc. (OTC: CSBR) located at 1 University Plaza Dr, Hackensack, NJ 07601, uses its TumorGraft platform for personalized medicine and drug development. The Chief Executive Officer of the company is Joel Ackerman.

Investment	% of Class Held(1)	Number of Shares Held	Cost	Fair Value(2)
Common Stock	3.8%	2,523,895	$1,622,629	$1,261,695
Warrants for Common Stock expiring on 1/29/18	2.2%	40,000	$400	$7,390

Cobalt Technologies, Inc., located at 500 Clyde Avenue, Mountain View, CA 94043, develops technology to make n-butanol from non-food and non-petroleum-based feedstocks. The Chief Executive Officer of the company is Andy Meyer.

Investment	% of Class Held(1)	Number of Shares Held	Cost	Fair Value(2)
Series C-1 Convertible Preferred Stock	3.0%	352,112	$749,998	$0
Series D-1 Convertible Preferred Stock	0.6%	48,828	$122,070	$0
Series E-1 Convertible Preferred Stock	0.6%	46,089	$114,938	$0
Warrants for Series E-1 Convertible Preferred Stock expiring 10/9/22	1.6%	1,407	$2,781	$0
Warrants for Series E-1 Convertible Preferred Stock expiring 3/11/23	1.6%	2,707	$5,355	$0

GEO Semiconductor, Inc., located at 101 Metro Drive Suite 620, San Jose, CA 95110, and it develops semiconductor devices that enable in-stream sub-pixel processing (ISSP). The Chief Executive Officer of the company is David Orton.

Investment	% of Class Held(1)	Number of Shares Held	Cost	Fair Value(2)
Warrants for Series A Pref. Stock expiring on 3/1/18	0.3%	10,000	$7,512	$10,919
Warrants for Series A-1 Pref. Stock expiring on 6/29/18	1.3%	10,000	$7,546	$12,010

Laird Technologies, Inc., located at 3481 Rider Trail South, Earth City, Missouri 63045, provides systems, components and solutions that protect electronics from electromagnetic interference and heat, and that enable connectivity in mission critical systems through wireless applications and antenna systems. The Chief Executive Officer of the company is David Lockwood OBE.

Investment	% of Class Held(1)	Number of Shares Held	Cost	Fair Value(2)
Rights to Milestone Payments from Merger & Acquisition of Nextreme Thermal Solutions, Inc.	0.8%	0	$0	$0

Mersana, Inc., located at 840 Memorial Drive, Cambridge, Massachusetts 02139, is developing advanced polymers for drug delivery. The Chief Executive Officer of the company is Anna Protopapas. Misti Ushio serves as observer to the Board of Directors of the company.

Investment	% of Class Held(1)	Number of Shares Held	Cost	Fair Value(2)
Common Stock	6.4%	350,539	$3,875,395	$138,048
Series A-1 Convertible Preferred Stock	2.5%	635,081	$683,538	$434,387

Molecular Imprints, Inc., located at 1807 West Braker Lane, Austin, Texas 78758, is manufacturing nanoimprint lithography capital equipment. The Chief Executive Officer of the company is David Gino.

Investment	% of Class Held(1)	Number of Shares Held	Cost	Fair Value(2)
Series A Convertible Preferred Stock	4.2%	928,884	$928,884	$928,884

Nanosys, Inc., located at 2625 Hanover Street, Palo Alto, California 94304, is a developing zero and one-dimensional inorganic nanometer-scale materials and devices. As of the date above, our Valuation Committee valued the total amount of shares of Nanosys held by us at $3,922,190. The Chief Executive Officer of the company is Jason Hartlove.

Investment	% of Class Held(1)	Number of Shares Held	Cost	Fair Value(2)
Series C Convertible Preferred Stock	5.3%	803,428	$1,500,000	$932,035
Series D Convertible Preferred Stock	6.9%	1,016,950	$3,000,003	$2,530,003
Series E Convertible Preferred Stock	1.6%	433,688	$496,573	$844,004

Nano Terra, Inc., located at 737 Concord Ave, Cambridge, MA 02138, and it develops micro- and nano-manufacturing technologies serving the electronics, aerospace, energy, industrial products, and consumer goods, as well as government agencies by leveraging its platform technologies including surface engineering techniques and proprietary technologies. The Managing Director of the company is Brian Mayers.

Investment	% of Class Held(1)	Number of Shares Held/ Principal	Cost	Fair Value(2)
Warrants for Series A-2 Pref. Stock expiring on 2/22/21	100.0%	446,248	$69,168	$13
Warrants for Series C Pref. Stock expiring on 11/15/22	1.2%	241,662	$35,403	$66,673
Senior secured debt, 12%, maturing on 12/1/15	100.0%	$385,369	$349,966	$383,180

Nantero, Inc., located at 25-E Olympia Avenue, Woburn, Massachusetts 01801, is developing high-density, nonvolatile, random access memory chip, enabled by carbon nanotubes using proprietary technology. The Chief Executive Officer of the company is Greg Schmergel.

Investment	% of Class Held(1)	Number of Shares Held	Cost	Fair Value(2)
Series A Convertible Preferred Stock	8.2%	345,070	$489,999	$1,440,529
Series B Convertible Preferred Stock	3.1%	207,051	$323,000	$871,532
Series C Convertible Preferred Stock	3.8%	188,315	$571,329	$941,639
Series D Convertible Preferred Stock	0.9%	35,569	$139,075	$179,638

Solazyme, Inc. (NASDAQ: SZYM), located at 225 Gateway Blvd., South San Francisco, CA 94080, is developing algal biodiesel, industrial chemicals and special ingredients based on synthetic biology. Solazyme’s microbial conversion technology process may allow algae to produce oil in standard industrial facilities quickly, efficiently and at large scale. These oils can be used not only for advanced biofuel production, but also as replacements for fossil fuels and plant oils in a diverse range of products including household cleaning supplies, cosmetics and foods. The Chief Executive Officer of the company is Jonathan S. Wolfson.

Investment	% of Class Held(1)	Number of Shares Held	Cost	Fair Value(2)
Common Stock	0.1%	50,000	$118,099	$129,000

(1)	Percentage of class held represents the percentage of fully diluted shares outstanding. Information regarding percentage of class held is based on information available to us with respect to the capitalization and capital structure of the company.
(2)	Fair value was determined in good faith by our Board of Directors as of December 31, 2014.

As a participant in the venture capital business, we invest primarily in private companies for which there is generally no publicly available information. Because of the private nature of these businesses, there is a need to maintain the confidentiality of the financial and other information that we have for the private companies in our portfolio. We believe that maintaining this confidence is important, as disclosure of such information could disadvantage our portfolio companies and could put us at a disadvantage in attracting new investments. Therefore, we do not intend to disclose financial or other information about our portfolio companies, unless required, because we believe doing so may put them at an economic or competitive disadvantage, regardless of our level of ownership or control.

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the periods as of December 31, 2014, 2013, 2012, 2011, 2010, 2009, 2008, 2007, 2006 and 2005. The information for the periods ended December 31, 2014, 2013, 2012, 2011, 2010, 2009, 2008, 2007, 2006 and 2005 has been derived from our audited financial statements for these periods. The report of PricewaterhouseCoopers LLP on the senior securities table as of December 31, 2014 is attached as an exhibit to the registration statement of which this prospectus is a part. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)		Asset Coverage per Unit(2)	Average Market Value per Unit(3)
Loan Facility with Orix Corporate Capital, Inc.
December 31, 2014(4)		$0	$0	N/A
December 31, 2013		0	0	N/A
December 31, 2012		N/A	N/A	N/A
December 31, 2011		N/A	N/A	N/A
December 31, 2010		N/A	N/A	N/A
December 31, 2009		N/A	N/A	N/A
December 31, 2008		N/A	N/A	N/A
December 31, 2007		N/A	N/A	N/A
December 31, 2006		N/A	N/A	N/A
December 31, 2005		N/A	N/A	N/A
Loan Facility with TD Bank, NA(5)
December 31, 2014	$	N/A	N/A	N/A
December 31, 2013		N/A	N/A	N/A
December 31, 2012		0	0	N/A
December 31, 2011		1,500,000	98.13	N/A
December 31, 2010		N/A	N/A	N/A
December 31, 2009		N/A	N/A	N/A
December 31, 2008		N/A	N/A	N/A
December 31, 2007		N/A	N/A	N/A
December 31, 2006		N/A	N/A	N/A
December 31, 2005		N/A	N/A	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness. The “—” in this column indicates that the Securities and Exchange Commission expressly does not require this information to be disclosed for the types of senior securities representing indebtedness issued by Harris & Harris Group as of the stated time periods.
(3)	Not applicable because senior securities are not registered for public trading.
(4)	As of May 7, 2015 there was $5,000,000 outstanding under the loan facility with Orix Corporate Capital, Inc.
(5)	On September 30, 2013, the Company terminated the $10,000,000 Revolving Loan Agreement by and between the Company and TD Bank, N.A., dated February 24, 2011. At the date of termination, there was no principal outstanding under this credit facility, and no termination fees were incurred in connection with ending this credit facility.

MANAGEMENT

Our board of directors oversees our management. Our board of directors currently consists of six members, five of whom are not “interested persons” of the Company as defined in section 2(a)(19) of the 1940 act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who serve at the discretion of our board of directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our board of directors has also established an audit committee, a nominating and corporate governance committee, a valuation committee and a compensation committee, and may establish additional committees in the future.

Board of Directors and Executive Officers

Directors

Information regarding our Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Director
Douglas W. Jamison	45	Chairman and Chief Executive Officer	2007	2015
Independent Directors
W. Dillaway Ayres Jr.	64	Director	2006	2015
Phillip A. Bauman	59	Director	1998	2015
Stacy R. Brandom	57	Director	2014	2015
Charles E. Ramsey	72	Director	2002	2015
Richard P. Shanley	67	Lead Independent Director	2007	2015

The address for each of our directors is 1450 Broadway, 24th Floor, New York, NY 10018.

Executive Officers Who Are Not Directors

Name	Age	Position	Executive Officer Since
Daniel B. Wolfe	38	President, Chief Operating Officer & Managing Director	2008
Misti Ushio	43	Chief Strategy Officer and Managing Director	2011
Patricia N. Egan	40	Chief Financial Officer and Chief Compliance Officer	2013
Alexei A. Andreev	42	Executive Vice President and Managing Director	2005

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Director

Mr. Jamison is an “interested person” of Harris & Harris Group as defined in the 1940 Act due to his position and Chief Executive Officer of the Company.

Douglas W. Jamison.  Mr. Jamison, age 45, has served as the Company’s Chairman and Chief Executive Officer since January 2009, as President and as Chief Operating Officer from January 2005 through December 2008, as Treasurer from March 2005 to May 2008, as a Managing Director since January 2004, as Chief Financial Officer from January 2005 through December 2007 and as Vice President from September 2002 through December 2004. He has been a member of our Board since May 2007. Since January 2009, he has served as Chairman and Chief Executive Officer of H&H Ventures Management, Inc., a wholly owned subsidiary of the Company; since January 2005, he has served as a Director; and from January 2005 to December 2008, he served as President. Mr. Jamison is a Chairman of the Board and

President of ProMuc, Inc., Produced Water Absorbents, Inc. and Orig3n, Inc., and is Chairman of the Board of HzO, Inc., all privately held companies in which we have investments. He is a board observer of ABSMaterials, Inc., and Metabolon, Inc., privately held companies in which we have investments. He is Co-Editor-in-Chief of “Nanotechnology Law & Business.” From 1997 to 2002, he worked as a senior technology manager at the University of Utah Technology Transfer Office, where he managed intellectual property in physics, chemistry and the engineering sciences. He was graduated from Dartmouth College (B.A.) and the University of Utah (M.S.). We believe Mr. Jamison is qualified to serve on our Board because of his intimate knowledge of our operations through his day-to-day leadership as Chief Executive Officer of the Company along with his comprehensive experience on the boards of directors of many of our private portfolio companies.

Independent Directors

The following directors are not “interested persons” of Harris & Harris Group, as defined in the 1940 Act.

W. Dillaway Ayres, Jr.  Mr. Ayres, age 64, has served as a member of our Board since November 2006. Since May 2012, he has served as a member of the Board of Directors of H&H Ventures Management, Inc., a wholly owned subsidiary of the Company. He has served as the Chief Operating Officer of Cold Spring Harbor Laboratory, a research and educational institution in the biological sciences, since November 2000. Prior to joining Cold Spring Harbor Laboratory in 1998, Mr. Ayres had a 20-year business career during which he worked as a corporate executive at Union Carbide, American Express and American Broadcasting Corporation. He has also co-founded a venture capital-backed internet company and worked for five years in investment banking and private equity at Veronis Suhler & Associates in New York where he was a Managing Director. He was graduated from Princeton University (A.B.) and from the Columbia University Graduate School of Business (M.B.A.). We believe Mr. Ayres is qualified to serve on our Board because of his venture capital, investment banking and private equity experience, as well as his experience as a corporate executive spanning the length of his career. Additionally, his managerial role at a reputable research and educational institution in biological sciences as well as his expertise and credit-related experience for the institutions he has managed, further qualify him for his roles as a Director. His years of managerial experience also qualify him for his role as Chairman of the Compensation Committee.

Dr. Phillip A. Bauman.  Dr. Bauman, age 59, has served as a member of our Board since February 1998. Since May 2012, he has served as a member of the Board of Directors of H&H Ventures Management, Inc., a wholly owned subsidiary of the Company. He is a Senior Attending of Orthopaedic Surgery at the Roosevelt Hospital Center at Mt. Sinai in Manhattan, and from 2000 to 2013, he has served as an elected member of the Executive Committee of the Medical Board of St. Luke’s/Roosevelt Hospital. Since 2013, he has served on the Executive Committee of the Medical Board at the Roosevelt Hospital at Mt. Sinai. He is a founding member and has served on the Board of Managers of the Hudson Crossing Surgery Center from 2005 through 2012 until it was acquired by Amsurg in December 2013 and until 2013, was an Assistant Professor of Orthopaedic Surgery at Columbia University. From 1994 until 2014, he was Vice President of Orthopaedic Associates of New York. He has consulted for venture capital firms, including Skyline Venture Partners, a venture capital firm that specializes in healthcare companies. He is an active member of the American Academy of Orthopaedic Surgeons, the American Orthopaedic Society for Sports Medicine, the American Orthopaedic Foot and Ankle Society, the New York State Society of Orthopaedic Surgeons, the New York State Medical Society and the American Medical Association. He was graduated from Harvard College (A.B.), Harvard University (A.M.) and the College of Physicians and Surgeons at Columbia University (M.D.). We believe Dr. Bauman is qualified to serve on our Board because of his expertise in the area of the life sciences, the primary sector in which we invest. His medical background and his work in venture capital give him an in-depth understanding of risks associated with the structuring of investments in life sciences-related companies.

Stacy R. Brandom.  Ms. Brandom, age 57, has served as a member of our Board since January 1, 2014. Since March 6, 2014, she has served as a member of the Board of Directors of H&H Ventures Management, Inc., a wholly owned subsidiary of the Company. Since October 2009, Ms. Brandom has been an Executive Vice President and Chief Financial Officer of Trinity Wall Street, an historic Anglican church in lower Manhattan, N.Y. Prior to joining Trinity Wall Street, she was a Managing Advisor of

Brandom Advisors, from 2008 to 2009. Ms. Brandom served as Chief Financial Officer and Managing Director of Citi Smith Barney from 2005 to 2007. She held various positions at JPMorgan Chase and its predecessor firms from 1984 to 2005, including Chief Financial Officer of JP Morgan Chase Corporate Sector and Chase Middle Market Group; Head of Strategy and Administration, Corporate Business Service of JP Morgan Chase; Head of Strategy and Administration and Managing Director, Global Investment Banking (Chase); Head of Strategy and Managing Director, Global Bank (Chemical Bank, pre Chase merger). She was graduated from the University of North Texas (B.B.A.) and the Kellogg School of Business at Northwestern University (M.B.A.). She is a member of the board of directors of Bridges to Community, a non-governmental organization dedicated to construction projects in Nicaragua, and a member of the board of directors of Westchester Jazz Orchestra. We believe Ms. Brandom is qualified to serve on our Board because of her financial and compliance experience and her connections in the investment banking industry.

Charles E. Ramsey.  Mr. Ramsey, age 72, has served as a member of our Board since October 2002. Since May 2012, he has served as a member of the Board of Directors of H&H Ventures Management, Inc., a wholly owned subsidiary of the Company. Since 1997, he has been a consultant in the area of human resources and venture capital. He is a retired founder and principal of Ramsey/Beirne Associates, Inc., an executive search firm that specialized in recruiting top officers for high technology companies, many of which were backed by venture capital. He is a former member of the board of directors and Chairman Emeritus of Bridges to Community, a non-governmental organization dedicated to construction projects in Nicaragua and the Dominican Republic. As Chairman Emeritus, he served on the Executive, Personnel and Administration and Fund Development Committees. He was graduated from Wittenberg University (B.A.). We believe Mr. Ramsey is qualified to serve on our Board because of his long career in the field of human resources, where he recruited top officers and directors for high technology companies in the venture capital space. Also, Mr. Ramsey’s expertise and experience in human resources qualify him to serve as Chairman of our Nominating and Management Development Committee.

Richard P. Shanley.  Mr. Shanley, age 67, has served as a member of our Board since March 2007. He has also served as our Lead Independent Director since May 2013. Since May 2012, he has served as a member of the Board of Directors of H&H Ventures Management, Inc., a wholly owned subsidiary of the Company. From February 2001 to December 31, 2006, he was a partner of Deloitte & Touche LLP. During his over 30 years of public accounting experience, he served as lead audit partner on numerous audit engagements for public and private companies and companies making public stock offerings. He served as lead audit partner primarily for biotechnology, pharmaceutical and high-tech companies, including companies enabled by nanotechnology. He has been actively involved on the Biotech Council of New Jersey, the New Jersey Technology Council, the New York Biotechnology Association, the Connecticut Venture Group, the Biotechnology Industry Organization and the NanoBusiness Alliance. He is Chairman of the board of directors of Redpoint Bio Corporation, a publicly held biotechnology company. He is an active member of the New York State Society of Certified Public Accountants and the American Institute of Certified Public Accountants. He is a licensed Certified Public Accountant in New York. He was graduated from Fordham University (B.S.) and Long Island University (M.B.A.). We believe Mr. Shanley is qualified to serve on our Board because of his extensive prior financial, valuation and accounting experience, as well as his experience with companies investing in nanotechnology. Mr. Shanley’s career as a certified public accountant and as a partner at a large accounting firm qualify him for his role as Chairman of the Audit Committee. Mr. Shanley’s knowledge of the financial, valuation and accounting areas, further qualifies him to be our Lead Independent Director.

Executive Officers Who are Not Directors

Daniel B. Wolfe.  Mr. Wolfe, age 38, has served as President and Chief Operating Officer since January 2009 and as a Managing Director since January 2008. He served as Chief Financial Officer from January 2008 to December 31, 2012, as Treasurer from May 2008 to December 31, 2012, as Principal from January 2007 to January 2008, as Senior Associate from January 2006 to January 2007, as Associate from 2004 to 2005, and as Vice President from July 2004 to January 2008. Since January 2009, he has served as President and Chief Operating Officer and from January 2009 to December 31, 2012, as Chief Financial Officer of H&H Ventures Management, Inc., a wholly owned subsidiary of the Company; and from October 2008 to May 2, 2012, he served as a Director. He is a Director of Enumeral Biomedical Holdings,

Inc., a publicly traded company in which we have an investment. He is also a Director of SiOnyx, Inc., SynGlyco, Inc. (formerly Ancora Pharmaceuticals, Inc.) and Ultora, Inc., privately held companies in which we have investments. He is a board observer of Laser Light Engines, Inc., and Ensemble Therapeutics Corporation, privately held companies in which we have an investment. Prior to joining us, he served as a consultant to Nanosys, Inc. (from 2002 to 2004), to CW Group (from 2001 to 2004) and to Bioscale, Inc. (from January 2004 to June 2004). He was graduated from Rice University (B.A.), where his honors included the Zevi and Bertha Salsburg Memorial Award in Chemistry and the Presidential Honor Roll, and from Harvard University (A.M., Ph.D., Chemistry), where he was a NSF Predoctoral Fellow.

At our request, Mr. Wolfe was interim Chief Executive Officer of Evolved Nanomaterial Sciences, Inc. (“ENS”), one of our portfolio companies, from July 1, 2007, to September 28, 2007. ENS filed for Chapter 7 bankruptcy on September 30, 2007.

Misti Ushio.  Ms. Ushio, age 43, has served as an Chief Strategy Officer since January 2015 and as a Managing Director since 2011. She served as Executive Vice President from May 2011 to January 2015. She served as Principal from January 2010 to May 2011, as a Vice President from May 2007 to May 2011, and as Associate from May 2007 to December 2009. From June 2006 to May 2007, Ms. Ushio was a Technology Licensing Officer at Columbia University. From May 1996 to May 2006, she was employed by Merck & Co., Inc., most recently as a Senior Research Biochemical Engineer with the Bioprocess R&D group. She is a Director of Accelerator IV — New York Corporation, OpGen, Inc., ProMuc, Inc., Senova Systems, Inc., and Synglyco, Inc. (formerly Ancora Pharmaceuticals, Inc.), TARA Biosystems, Inc., all privately held companies in which we have investments. She is also Chief Executive Officer of TARA Biosystems, Inc. She is a board observer of AgBiome, LLC and Mersana Therapeutics, Inc., both privately held companies in which we have investments. Ms. Ushio also serves on the Executive Oversight Committee for the Columbia University Coulter Foundation Grant and the Executive Board for NYU Venture Fund. She was graduated from Johns Hopkins University (B.S.), Lehigh University (M.S., Chemical Engineering) and University College London (Ph.D., Biochemical Engineering).

Patricia N. Egan.  Ms. Egan, age 40, has served as Chief Financial Officer since January 1, 2013 and as Chief Compliance Officer since July 1, 2014. She served as Chief Accounting Officer, as a Vice President and as Senior Controller from June 2005 to December 31, 2012. From June 2005 to December 2005, from August 2006 to March 2008 and from May 2008 to December 31, 2008, she served as an Assistant Secretary. Since January 1, 2013, she served as Chief Financial Officer of H&H Ventures Management, Inc., a wholly owned subsidiary of the Company; since January 2006, she served as Treasurer; from January 2006 to January 2012, she served as Secretary; and from January 2012 to December 31, 2012, she served as Chief Accounting Officer, as a Vice President and as Senior Controller. From 1996 to 2005, she was employed by PwC, most recently as a Manager in its financial services group. She was graduated from Georgetown University (B.S.), where her honors included the Othmar F. Winkler Award for Excellence in Community Service. She is a Certified Public Accountant.

Alexei A. Andreev.  Mr. Andreev, age 42, has served as an Executive Vice President and as a Managing Director since March 2005. From 2002 to March 2005, he was an Associate with Draper Fisher Jurvetson, a venture capital firm. He is a Director of Adesto Technologies, Corporation, D-Wave Systems, Inc., EchoPixel, Inc., UberSeq, Inc., and Ultora, Inc., all privately held companies in which we have investments. He is also President of Ultora, Inc. He is a board observer of Bridgelux, Inc., and Cambrios Technology Corporation, privately held companies in which we have investments. He is a member of the board of Alberta Centre for Advanced Micro Nano Technology Products (ACAMP). He was graduated with honors in Engineering/Material Sciences (B.S.), in Solid State Physics (Ph.D.) from Moscow Steel and Alloys Institute and from Stanford Graduate School of Business (M.B.A.).

On March 13, 2015, Venture s, a wholly owned subsidiary of the Company, entered into an Administrative Services Agreement (“Agreement”) with AutoTech Management, L.L.C. (“AutoTech”). AutoTech has been organized to serve as the management company to a venture fund. That fund will make investments in the transportation industry, an industry that is not currently within the investment focus of the Company. As part of this Agreement, Ventures will provide advice on certain administrative services related to AutoTech for which it will be compensated.

In connection with Ventures entering into the Agreement, Alexei A. Andreev, Executive Vice President and Managing Director of the Company, formally notified the Company that he will join AutoTech as a Managing Director prior to the closing of the fund. Based on information from AutoTech and Mr. Andreev, the Company currently anticipates the closing of the fund to be during the first half of 2015. When Mr. Andreev joins AutoTech, he will remain with the Company as a part-time employee to assist the Company as its representative on the board of directors of D-Wave Systems, Inc., Adesto Technologies Corporation, EchoPixel, Inc., and UberSeq, Inc., (collectively, the “Legacy Companies”), until such time that the Company and/or Andreev change that representation. At such time that Mr. Andreev becomes a Managing Director of AutoTech, he will no longer be an executive officer of the Company, and he will assume the title of Venture Partner. There can be no certainty that AutoTech’s effort to raise capital for the fund will be successful.

Director Independence

In accordance with rules of the NASDAQ Stock Market, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless our Board of Directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, our Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director of a BDC, shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and shareholder, with the exception of Douglas W. Jamison, as a result of his position as our Chief Executive Officer.

Board Leadership Structure

The Board does not require the separation of the offices of the Chairman of the Board and the Chief Executive Officer. The Board believes it should be free to choose its Chairman of the Board in any way that it deems best for the Company at any given point in time. Mr. Jamison, the current Chairman of the Board and Chief Executive Officer, is an “interested person” of the Company (as defined in Section 2(a)(19) of the 1940 Act). At present, the Board believes that Mr. Jamison’s service as both Chairman of the Board and Chief Executive Officer is in the best interest of the Company and its shareholders. Mr. Jamison possesses detailed and in-depth knowledge of the day-to-day and overall issues, opportunities and challenges facing the Company and its business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters.

His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s shareholders, employees, and portfolio companies. The Board also believes that combining the Chairman of the Board and Chief Executive Officer roles is appropriate given our current asset size.

The Board members also believe that the Lead Independent Director plays an important role and fulfills most of the benefits to the Company of having an independent Chairman without the full expense of hiring an independent Chairman. The Lead Independent Director’s duties include acting as a liaison between the independent directors and the Chairman regarding any specific feedback or issues, providing the Chairman with input regarding agenda items for Board and committee meetings, coordinating with the Chairman to provide information to the independent directors regarding their duties, coordinating the activities of the independent directors, including performing the role of Chairman of the Independent Directors Committee, coordinating the agenda for and moderating sessions of the Board’s independent directors and other non-employee directors, and facilitating communications between the other members of the Board, between the Board and senior management, and between the Chief Compliance Officer and the Board. The Board believes that this approach appropriately and effectively complements the combined Chief Executive Officer/Chairman structure.

In addition, all of the Directors, other than Mr. Jamison, are independent, and the Board believes that the independent directors provide effective oversight of management. Moreover, in addition to feedback provided during the course of Board meetings, the independent directors have regular executive sessions. Additionally, the independent directors serve as the chairpersons for all Board Committees (other than the Executive Committee) and meet on a quarterly basis in executive session with the Chief Compliance Officer.

Board’s Role in Risk Oversight

The Board as a whole, under the direction of the Lead Independent Director, has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees that report on their deliberations to the Board. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks and the controls that management uses to mitigate those risks. Members of the senior management team meet annually to review the current risks for the Company’s business, and to ensure that the compliance policies and procedures are revised along with changes to the current risks. The risks and the amended policies and procedures are presented to the Board for its review and input at least annually. In addition, members of the senior management team meet quarterly to review strategic risks and report to the Board about these discussions as appropriate.

Additionally, the Board committees assist the full Board in risk assessment. The Independent Directors Committee meets regularly in executive session, with and without the Chief Compliance Officer, and oversees compliance and strategic risks of the Company. It also oversees the compliance policies and procedures of the Company and its service providers. The Audit Committee oversees compliance by the Company with legal and regulatory requirements. Specifically, the Audit Committee discusses with the Company’s management and independent registered public accountants the integrity of the Company’s financial reporting processes and controls, particularly the controls in areas representing significant financial and business risks, and reviews the Company’s compliance with certain regulatory requirements. The Audit Committee Chairman meets independently with the registered public accountants and the other outside accounting firms. The Compensation Committee reviews risks related to compensation policies and procedures. The Nominating and Management Development Committee considers risk assessment skills when considering nominees for the Board. The Board has appointed all independent members of the Board to the Valuation Committee to have oversight of valuation risk.

Committees of the Board of Directors

Our Board of Directors has established an Executive Committee, an Audit Committee, a Nominating and Management Development Committee, a Valuation Committee and a Compensation Committee. During 2014, our Board of Directors held six Board meetings, and the full Board acted four times by unanimous written consent. The Executive Committee did not meet or act by unanimous written consent in 2014. During 2014, our Board of Directors held four Audit Committee meetings, six Valuation Committee meetings and one Nominating and Management Development Committee meeting. All directors attended at least 75% of the aggregate number of meetings of our Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of shareholders. In 2014, all of our directors attended the annual meeting of shareholders

Executive Committee

The Executive Committee operates pursuant to a charter approved by our Board of Directors, which sets forth the responsibilities of the Executive Committee. The Executive Committee may meet from time to time between regular meetings of the Board for strategic planning and to exercise the authority of the Board to the extent provided by law. The Executive Committee is currently composed of Douglas W. Jamison, who is an Interested Director, and W. Dillaway Ayres, Jr., Charles E. Ramsey and Richard P. Shanley, all of whom are considered independent under the rules of the NASDAQ Global Market and are not “interested persons” of Harris & Harris Group as that term is defined in Section 2(a)(19) of the 1940 Act.

Audit Committee

The Audit Committee operates pursuant to a charter approved by our Board of Directors, which sets forth the responsibilities of the audit committee. The Audit Committee’s responsibilities include selecting the independent registered public accounting firm for Harris & Harris Group, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of Harris & Harris Group’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing Harris & Harris Group’s annual financial statements and periodic filings and receiving Harris & Harris Group’s audit reports and financial statements. The Audit Committee is currently composed of Ms. Brandom and Messrs. Ayres, and Shanley, all of whom are considered independent under the rules of the NASDAQ Global Market and are not “interested persons” of Harris & Harris Group as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Shanley serves as Chair of the Audit Committee. Our Board of Directors has determined that Ms. Brandom and Messrs. Ayres, and Shanley are a “audit committee financial experts” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Ms. Brandom and Messrs. Ayres, and Shanley meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Management Development Committee

The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board of Directors. The members of the Nominating and Corporate Governance Committee are Messrs. Ramsey, Bauman and Shanley, all of whom are considered independent under the rules of the NASDAQ Global Market and are not “interested persons” of Harris & Harris Group as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Ramsey serves as Chairman of the Nominating and Corporate Governance Committee.

The Nominating and Management Development Committee (the “Nominating Committee”) acts as an advisory committee to the Board by identifying individuals qualified to serve on the Board as directors and on committees of the Board, and to recommend that the Board select the Board nominees for the next annual meeting of shareholders. Additionally, the Nominating Committee supports the development of the Company’s management.

The Nominating Committee annually reviews the requisite skills and characteristics of Board members, as well as the composition of the Board as a whole. This assessment includes a consideration of independence, potential conflicts of interest, diversity, age, skills, including risk assessment skills and specific past experience or particular expertise that would be useful to the Company, and industry backgrounds and knowledge in the context of the needs of the Board and the Company. The Nominating Committee also considers the ability of current and prospective directors to devote sufficient time to performing their duties in an effective manner. Directors are expected to exemplify the highest standards of personal and professional integrity and to constructively challenge management through their active participation in meetings. In particular, the Nominating Committee seeks directors with established strong professional reputations and expertise in areas relevant to the strategy and operations of the Company’s business.

While the Company’s Corporate Governance Guidelines do not prescribe diversity standards, as a matter of practice, the Nominating Committee considers diversity in the context of the Board as a whole and takes into account the personal characteristics (gender, ethnicity, age) and experience (skills, industry, professional, public service) of current and prospective directors to facilitate Board deliberations that reflect a broad range of perspectives. The Board believes that director nominees should not be chosen nor excluded solely or largely because of age, race, color, gender, national origin or sexual orientation or identity. Most important, the Board believes that diversity of experience is an important factor to consider when evaluating nominees because of the breadth of our business as a publicly traded, venture capital firm, operating as a business development company in many different industries relating to life sciences.

The Nominating Committee evaluates all candidates for the Board based on the above qualifications, regardless of whether the candidate was nominated by an officer, Board member or shareholder. The Nominating Committee also conducts annual reviews of current directors whose terms are nearing expiration, but who may be proposed for re-election, by reviewing the considerations described above and past contributions to the Board.

The Nominating Committee will consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Nominating Committee, a shareholder must submit the recommendation in writing and must include:

•	The name of the shareholder and evidence of the person’s ownership of shares of the Company, including the number of shares owned and the length of time of ownership;
•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company and the person’s consent to be named as a director if selected by the Nominating Committee and nominated by the Board; and
•	If requested by the Nominating Committee, a completed and signed directors’ questionnaire.

The shareholder recommendation and information described above must be sent to the Company’s Secretary, c/o Harris & Harris Group, Inc., 1450 Broadway, 24th Floor, New York, New York 10018, and must be received by the Secretary not less than 120 days prior to the anniversary date of the Company’s most recent annual meeting of shareholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.

Preliminary interviews of director candidates may be conducted by the Chairman of the Nominating Committee or, at his request, any other member of the Nominating Committee or Board, the Lead Independent Director and the Chairman of the Board. Background material pertaining to director candidates is distributed to the members of the Nominating Committee for their review. Director candidates who the Nominating Committee determines merit further consideration are interviewed by the Chairman of the Nominating Committee and such other Nominating Committee members, directors and key senior management personnel as determined by the Chairman of the Nominating Committee. The results of these interviews are considered by the Nominating Committee in its deliberations. We do not currently pay any third party a fee to assist in the process of identifying and evaluating candidates.

Valuation Committee

The Valuation Committee operates pursuant to a charter approved by our Board of Directors. The Valuation Committee has the full power and authority of the Board in reviewing and approving the valuation of our securities for reporting purposes pursuant to our Valuation Procedures that were established and approved by the Board. Our portfolio investments are generally not publicly traded securities. As a result, there is no readily determinable market value for these securities. Thus, as required by the 1940 Act for such securities, we value these securities at fair value as determined in good faith by our Valuation Committee. The Valuation Committee is presently composed of Ms. Brandom and Messrs. Ayres, Bauman, Ramsey and Shanley, all of whom are considered independent under the rules of the NASDAQ Global Market and are not “interested persons” of Harris & Harris Group as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Shanley serves as Chairman of the valuation committee.

Compensation Committee

The Compensation Committee operates pursuant to a charter approved by our Board of Directors. Our compensation committee presently composed of Messrs. Ayres, Bauman and Ramsey and Ms. Brandom, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the NYSE and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Ayres currently serves as chairman of our Compensation Committee.

In carrying out its mission, the Compensation Committee has the following responsibilities and authority:

•	Review from time to time, modify if necessary, and approve: (a) the Company’s corporate goals and objectives relevant to executive compensation, (b) the Company’s executive compensation structure to ensure that it is designed to achieve the objectives of rewarding the Company’s executive officers appropriately for their contributions to corporate growth and profitability and (c) the Company’s other goals and objectives.

•	Annually reviews and approves corporate goals and objectives relevant to total compensation — that is, changes in components of total compensation, including base salary, bonus and equity incentive plan compensation — of the Chief Executive Officer and other executive officers, evaluates their performance against these goals and objectives, and, based on its evaluation, sets their total compensation.
•	Annually recommend to the Board, including a majority of the Directors who are not interested persons of the Company, the compensation of the Chief Compliance Officer. The Company’s full Board, including a majority of the non-interested directors (as defined in Section 2(a)(19) of the 1940 Act), ultimately makes the final decisions regarding the Chief Compliance Officer’s compensation and approves grants under the Company’s equity incentive plan made by the Committee for all employees as required by the 1940 Act.
•	Periodically evaluate the terms and administration of the Company’s annual and long-term incentive plans to assure that they are structured and administered in a manner consistent with the Company’s goals and objectives as to participation in such plans and corporate financial goals.
•	Annually evaluate the terms and administration of and approve any proposed amendments to the Company’s existing equity incentive plan; evaluate and approve the adoption of any new equity related plans; and determine when it is necessary (based on the advice of counsel) or is otherwise desirable: (a) to modify, discontinue or supplement such plan; or (b) to submit any amendment or adoption of such existing or new plans to a vote of the full Board and/or the Company’s shareholders.
•	Annually evaluate the compensation of Directors, including for service on Board committees and taking into account the compensation of directors at other comparable companies, noting that as of now, there are no directly comparable companies. Make recommendations to the Board regarding any adjustments in director compensation that the Committee considers appropriate.
•	Approve annual retainer and meeting fees for Board and committees of the Board, and fix the terms of any stock purchase policies or stock awards for compensation of members of the Board.
•	Annually evaluate the Company’s employee benefit programs and approve any significant changes therein and determine when it is necessary (based on advice of counsel) or otherwise desirable to submit any such changes to a vote of the full Board and/or the Company’s shareholders.
•	Be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant, independent legal counsel and other adviser retained by the compensation committee, and to evaluate such consultants’ independence.

Role of Compensation Consultant

The Committee has the authority to engage independent advisors to assist it in carrying out its responsibilities. In 2014, the Committee again engaged Johnson Associates, Inc. (“Johnson Associates”) to advise it on relevant executive pay and related issues. Johnson Associates reports directly to the Committee and not to management. Johnson Associates is independent from the Company, has not provided any services to the Company other than to the Committee, and receives compensation from the Company only for services provided to the Committee. The Committee assessed the independence of Johnson Associates pursuant to SEC rules and concluded that the work of Johnson Associates has not raised any conflict of interest. Mr. Ayres, the Chairman of the Committee, provided information to Johnson Associates regarding the role of each employee, our perceived competition and the Committee’s goals with respect to compensation in general. Mr. Jamison, our Chief Executive Officer, also participated in conversations with Johnson Associates regarding overall compensation. During 2014, Johnson Associates assisted the Committee by:

•	Reviewing the Company’s cash compensation and competitive market data with respect to private venture capital firms, asset management firms, public companies with similar market capitalizations and compliance professionals; and
•	Reviewing the CD&A.

Compensation Committee Interlocks and Insider Participation

There were no Compensation Committee interlocks or insider participation on the Committee in 2014.

All members of the Committee are independent directors and none of the members is a present or past employee of the Company. No member of the Committee: (i) has had any relationship with us requiring disclosure under Item 404 of Regulation S-K of the 1934 Act; or (ii) is an executive officer of another entity at which one of our executive officers serves on the board of directors.

Communications with the Board

Shareholders and other interested parties may contact the Board, our Lead Independent Director, or any member of the Board by mail. To communicate with the Board, the Lead Independent Director or any member of the Board, correspondence should be addressed to the Board or the Board members with whom you wish to communicate, by either name or title. All such correspondence should be sent c/o Harris & Harris Group, Inc., 1450 Broadway, 24th Floor, New York, N.Y. 10018. Such correspondence will be forwarded to the appropriate Board member or members after screening to eliminate marketing and junk mail.

Code of Ethics

Our code of ethics, which is signed by our directors and executive officers, requires that our directors and executive officers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of Harris & Harris Group. Pursuant to our code of ethics, which is available on our website at http://ir.hhvc.com/governance.cfm, each director and executive officer must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our audit committee. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by our board.

EXECUTIVE COMPENSATION

Compensation Discussion & Analysis

Overview

This Compensation Discussion & Analysis (“CD&A”) describes the material elements of compensation awarded to, earned by, or paid to our principal executive officer, principal financial officer, the three most highly paid executive officers (other than the principal executive officer and the principal financial officer) serving as such at the end of 2014 (the “named executive officers”):

•	Douglas W. Jamison, Chairman, Chief Executive Officer and a Managing Director;
•	Patricia N. Egan, Chief Financial Officer and Chief Compliance Officer;
•	Daniel B. Wolfe, President, Chief Operating Officer, and a Managing Director;
•	Alexei A. Andreev, Executive Vice President and a Managing Director; and
•	Misti Ushio, Executive Vice President and a Managing Director.

This CD&A focuses on the information contained in the following tables and related footnotes and narrative for primarily the last completed fiscal year. We also describe compensation actions taken before or after the last completed fiscal year to the extent it enhances the understanding of our executive compensation for the last completed fiscal year. Pursuant to the written charter of our Compensation Committee (for purpose of this CD&A, the “Committee”), the Committee oversees the design and administration of our executive compensation program. The Committee ensures that the total compensation paid to our executive officers is fair, reasonable and competitive.

Executive Summary

The Committee seeks to retain employees and also to ensure that they are compensated competitively when we recognize gains either through the sale of our portfolio companies or through their completion of initial public offerings (“IPOs”). The Committee believes that retention is especially important for a company of our size (ten full-time employees and one part-time employee as of May 7, 2015), the specialized nature of our business and the long-term nature of our venture capital investments.

In 2014, the main elements of our compensation program were base salary, bonus, vesting of equity awards in the form of restricted stock granted in 2012 and other benefits and perquisites. None of the named executive officers received an increase in base salary nor a cost of living adjustment for 2014.

In October of 2013, the Committee used its discretion to award an additional bonus for the purpose of retention at a time the Company was seeking to develop investment partnerships to Mr. Jamison, Ms. Egan, Mr. Wolfe, Mr. Andreev and Ms. Ushio of $50,000, $20,000, $50,000, $50,000 and $50,000 respectively, which was paid in September of 2014. Additionally, for 2014, the Committee awarded year-end bonuses based on: (1) the data provided by Johnson Associates for what we describe below as the “Referenced Group”; (2) performance goals (as discussed in more detail below); and (3) the importance of retaining employees, particularly deal team members who have investment track records. For 2014, the total bonuses paid to the named executive officers aggregated $570,000 as compared with $640,000 and $165,000 for 2013 and 2012, respectively. In October of 2014, the Committee also used its discretion to award an additional bonus to be paid to the named executive officers during the first six months of 2015 in the amounts of $50,000, $30,000, $50,000, $50,000, and $50,000 to each of Mr. Jamison, Ms. Egan, Mr. Wolfe, Mr. Andreev and Ms. Ushio, respectively, based on the named executive officer's continued service with the Company.

The named executive officers did not receive any grants of restricted stock pursuant to the Amended and Restated Harris & Harris Group, Inc. 2012 Equity Incentive Plan (the “Stock Plan”) in 2014. In 2012, the named executive officers received grants of restricted stock pursuant to the Stock Plan that were intended to cover at least a three year period. In 2014, a total of 87,770 shares (prior to shares withheld for payment of taxes) of restricted stock vested for the named executive officers. From the initial 2012 grant, the named executive officers have a total of 1,004,770 shares of restricted stock outstanding as of the date of this Registration Statement. A total of 786,000 shares vest when our volume-weighted stock price is at or above pre-determined stock price targets over a 30-day period (“market-based awards”). These pre-determined stock price targets range from $5.00 per share to $9.00 per share. The remaining 218,770 shares have vesting dates ranging from June 30, 2015, through June 30, 2017, based on the named executive officer's continued service with the Company. The Committee does not currently anticipate making any future stock option grants, although it may make further restricted stock grants in 2015 or beyond.

Our named executive officers do not have employment agreements or any special benefits or perquisites that are not available to all employees, nor do they participate in any deferred compensation plans.

While the Committee considers the financial performance of the Company and its portfolio companies when it makes compensation decisions, it is cognizant that based on the nature of making venture capital investments in early-stage companies, most of which are currently privately held, financial performance, including the Company’s stock price, must be considered in the context of the long-term nature of our business.

2014 Shareholder Vote on Executive Compensation

In May 2014, the Company held a shareholder advisory vote to approve the compensation paid to our named executive officers for 2013, which resulted in 94.0% of the votes cast, not including abstentions, approving such compensation. The Committee considered the results of the advisory vote in reviewing our executive compensation program, noting the high level of shareholder support, and elected to continue the same principles in determining the types and amounts of compensation to be paid to our named executive officers for 2014. The Committee will continue to focus on responsible executive compensation practices that attract, motivate and retain high performance executives, reward those executives for the achievement of short-term and long-term performance, and support our other executive compensation objectives, including long-term career development and retention goals.

Compensation Program Objectives and Philosophy

In General.  The objectives of the Company’s compensation program are to:

•	attract, motivate and retain employees by providing market-competitive compensation while preserving Company resources;
•	maintain our leadership position as a venture capital firm; and
•	align management’s interests with shareholders’ interests.

To achieve the above objectives, the Committee designed a total compensation program in 2014 for our named executive officers composed of a base salary, bonus opportunities, existing equity in the form of restricted stock and other benefits and perquisites. The Committee believes that the equity component of compensation is a crucial component of our compensation package. No additional shares of restricted stock were granted in 2014 because the 2012 restricted stock grant was intended to cover a three-year period. Shares of restricted stock are utilized as a long-term incentive and to make the Company’s compensation program more competitive, particularly when compared with compensation programs of private partnerships that, unlike the Company, are able to award carried interest currently taxable as long-term gains and to permit co-investments in deals. Our executive compensation programs and related data are reviewed throughout the year and on an annual basis by the Committee to determine whether the compensation program is providing its intended results.

The Committee believes that retention is especially important for a company of our size and the specialized nature of our business. Our employees have been selected and trained to support our focus on investments in companies enabled by BIOLOGY+, which we refer to as investments in interdisciplinary life science companies where biology innovation is intersecting with innovations in areas such as electronics, physics, materials science, chemistry, information technology, engineering and mathematics, and to provide the administration necessary to comply with the specialized regulatory environment required of a business development company. Our BIOLOGY+ investment focus requires highly specialized scientific knowledge. There are relatively few individuals who have both such scientific knowledge and venture capital experience. Additionally, our business development company structure requires specialized management, administrative, legal and financial knowledge of our specific regulatory regime. Because there are very few business development companies, and because we are among the few focusing solely on venture capital equity investments, it could be difficult to find replacements for certain executive, compliance and financial positions.

Competitive Market.  For our investment team members, the competition for retention and recruitment is primarily private venture capital firms, UK-listed public IP companies, hedge funds, asset management firms, venture-backed companies and, to a lesser extent, investment banking firms. Venture capital funds commonly pay at least 20.0% of the realized profits (including capital gains), or carried interest, of each newly raised fund to the management firm, which awards interests to its partners and employees. For our compliance and accounting professionals, in addition to the foregoing, the competition is other public companies without regard to industry, asset management companies, including private equity funds, and accounting firms. The Company does not have a readily identifiable peer group because most business development companies are not early-stage venture capital companies, and most other early-stage venture capital companies are not publicly traded. Thus, we do not rely exclusively on the use of peer comparison groups in the design of our compensation program. As one factor in determining compensation, we utilize compensation comparables, on an individual basis, to the extent that they seem appropriately analogous, as provided to the Committee by its independent compensation consultant.

Compensation Process.  On an annual basis, the Committee reviews and approves each element of compensation for each of our executive officers, taking into consideration the recommendation of our CEO (for compensation other than his own) in the context of the Committee’s compensation philosophy, to ensure that the total compensation program and the weight of each of its elements meets the overall objectives discussed above. The Committee also reviews tallies that include each element of compensation for the CEO and the Chief Compliance Officer. For the Chief Compliance Officer, the Committee recommends her compensation to the full Board, for approval by at least a majority of the non-interested directors (as defined in Section 2(a)(19) of the 1940 Act). None of our employees have employment agreements and they are all “at will” employees.

In 2014, an independent compensation consultant, Johnson Associates, supplied the Committee with market data on all full-time positions. The information provided for 2014 was for private equity firms, venture capital firms and investment management firms, and was adjusted to reflect compensation for a venture capital firm with $100 to $200 million in assets under management. Data was also provided for venture capital firms with larger market capitalizations and public companies with comparable market capitalizations. Further data was provided for 1940 Act compliance personnel (collectively, the “Referenced Group”). The independent consultant did not identify the names of companies included in the Referenced Group.

The Committee considers recommendations from the CEO regarding compensation, along with factors such as individual performance reviews and current and potential impact on Company performance, reputation, skills and experience. When determining compensation, the Committee considers the importance of retaining certain key officers whose replacement would be challenging owing to the Company’s status as a 1940 Act company and owing to its BIOLOGY+ specialty. In determining overall compensation, the Committee also considers the highly specialized nature of certain positions and the multiple roles that individuals play in a company with relatively few employees in determining overall compensation.

When addressing executive compensation matters, the Committee generally meets outside the presence of all executive officers except our CEO, who leaves the meeting when his compensation is reviewed.

Regulatory Considerations.  The 1940 Act permits internally managed business development companies to either pay out up to 20% of net income after taxes calculated on an annual basis through the implementation of a profit-sharing plan or issue up to 20% of shares issued and outstanding through implementation of an equity incentive plan. As noted above, we have issued restricted stock awards under the Stock Plan.

Section 162(m) of the Code generally disallows a tax deduction to publicly held companies for compensation paid to their CEO or any of their four other most highly compensated executive officers (other than the CFO), to the extent that compensation exceeds $1 million per covered officer in any fiscal year. However, to the extent compensation qualifies as performance-based, the limitation does not apply.

Although we have designed the Stock Plan with the intention that awards made thereunder may qualify as performance-based compensation under Section 162(m) of the Code, we generally pay, and reserve the right to pay, amounts thereunder that do not qualify as performance-based compensation if we determine such payments to be appropriate in light of our compensation objectives from time to time.

Our status for federal income tax purposes as a regulated investment company under Subchapter M of the Code makes the deductibility of our compensation arrangements a much less important factor for the Committee to consider than it would be if we were an operating company. The Company presently has more operating expenses than it can deduct for tax purposes, even before equity compensation. As a regulated investment company, the Company cannot, however, deduct operating expenses from its long-term capital gains, which are its most significant form of income. In addition, under Subchapter M of the Code, the Company cannot carry forward or backward any unused operating expenses from one year to future or prior tax years.

Compensation Components

The principal elements of our executive compensation program for 2014 were base salary, bonus, existing equity awards in the form of restricted stock and other benefits and perquisites. The Committee believes that each element is essential to achieve the Company’s objectives as set forth above. The Committee is mindful of keeping cash compensation expenses at as low a level of total operating expenses as is consistent with maintaining our competitiveness to attract and retain high-quality employees.

Base Salaries.  We recognize the need to pay our named executive officers, and other employees, a competitive annual base salary. We review base salaries for our named executive officers annually. In 2014, the Committee compared salary ranges for all executive officers against the Referenced Group. Base salaries have historically been adjusted annually for inflation and also based on changes in the marketplace and an executive’s individual performance, salary position among peers, career growth potential and/or a change in responsibilities.

None of the named executive officers received an increase in base salary nor a cost of living adjustment for 2014. In 2014, our Managing Directors without other corporate roles were paid the same base salaries in order to promote teamwork. Our CEO received an additional $21,000 per year and our President/Chief Operating Officer received an additional $11,000 per year, both of whom are also Managing Directors, in light of their special responsibilities. Our CEO’s compensation has remained below market based on the comparables provided by the Committee’s independent compensation consultant.

In 2015, Mr. Jamison’s salary was increased from $332,000 to $350,000 owing to the Committee’s goal to bring Mr. Jamison’s base salary closer to the market comparables provided by the independent compensation consultant. Mr. Wolfe’s salary was increased from $322,000 to $335,000 owing to his responsibilities as President and Chief Operating Officer. Ms. Ushio’s salary was increased from $311,000 to $330,000 owing to her promotion to Chief Strategy Officer. Mr. Andreev’s salary was increased from $311,000 to $325,000 owing to his promotion to Head of West Coast Office. Ms. Egan’s salary was increased from $225,000 to $250,000 owing to her appointment as Chief Compliance Officer as of July 1, 2014.

Bonuses.  According to the Committee’s independent compensation consultant, historically, our overall compensation has not in each instance been competitive for our named executive officers when we have not paid bonuses. If the named executive officers do not receive sufficient cash from base salary in a given year to provide market-competitive total compensation, as determined by the Committee and based on advice from the independent compensation consultant, the Committee may pay the named executive officers cash bonuses, subject to performance goals. In general, we have historically refrained from increasing base salaries, other than cost of living adjustments, from year to year, even when market data has supported an increase, and have used the ability to provide bonuses at the end of the year to provide market-competitive total compensation. We believe this strategy has provided management with the greatest flexibility in managing expenses since a material portion of total compensation is paid out after performance for the year can be evaluated.

In October of 2013, the Committee used its discretion to award an additional bonus to Mr. Jamison, Ms. Egan, Mr. Wolfe, Mr. Andreev and Ms. Ushio of $50,000, $20,000, $50,000, $50,000 and $50,000 respectively, which was paid in September of 2014 and was based on continued service of the named executive on the payment date. The Committee considered the importance of retention at a time the Company pursuing specific plans to find investment partnerships.

In considering the amounts of the year-end bonus levels of our named executive officers for 2014, the Committee took into account:

•	The data provided by Johnson Associates for the Referenced Group;
•	Performance goals (as set forth below); and
•	The importance of retaining employees, particularly deal team members who have investment track records at a time that the Company is pursuing specific plans to seek third party partnerships.

For 2014, year-end bonuses were paid to Mr. Jamison, Ms. Egan, Mr. Wolfe, Mr. Andreev and Ms. Ushio in the amounts of $75,000, $50,000, $75,000, $75,000 and $75,000, respectively. The total bonuses paid to the named executive officers in 2014 aggregated $570,000 as compared with $640,000 and $165,000 for 2013 and 2012, respectively.

In October of 2014, the Committee also used its discretion to award an additional bonus based on specific plans to seek third-party partnerships that will be paid to the named executive officers during the first six months of 2015 in the amounts of $50,000, $30,000, $50,000, $50,000, and $50,000 to each of Mr. Jamison, Ms. Egan, Mr. Wolfe, Mr. Andreev and Ms. Ushio, respectively, generally contingent upon their continued service to the Company in 2015 through the date of payment.

In the future, based on market conditions, our cash position and the size of our assets, the Committee may exercise its discretion to (1) award additional bonuses based on individual employee performance or for retention purposes, or (2) not award bonuses regardless whether other compensation is market competitive.

Performance Goals

To align the 2014 bonus program with our 2014 business strategy, the Committee established the following corporate objectives and weightings:

•	45% overall corporate performance;
•	40% portfolio company performance; and
•	15% personal objectives.

The Committee established the specific objectives by taking into consideration the anticipated corporate objectives during 2014, the stage of development of each of our portfolio companies and the role that each individual plays in achieving the corporate and portfolio company objectives. By way of process, the Committee directed management to propose a set of performance objectives and management proposed the overall corporate performance objectives, the portfolio company objectives and the personal objectives. The Committee and the Chief Executive Officer then engaged in a back and forth dialogue before the Committee adopted the final objectives to be utilized.

Within the specific parameters of approved objectives, the Committee reserved for itself a significant level of discretion in reaching final determinations of achievement levels reached. The determination to reserve such discretion and flexibility arose from the Committee’s realization, based on prior years’ experiences that, given the Company’s business activities and the long-term nature of our investments, as circumstances change throughout a given fiscal year, on a macro and/or a micro level, specific/rigid formulas or guidelines for measuring achievement set in the beginning of a year, if strictly applied, may well incentivize activity that does not result in, or award bonuses that do not match, actual shareholder value creation in the short term or in the long term. The award criteria finally adopted were designed to provide management with a meaningful guideline for meeting the Committee’s criteria for a bonus award but not guarantee achievement, nor make achievement somewhat inevitable or impossible.

Overall Corporate Performance

Forty-five percent (45%) of the 2014 bonus was to be awarded based on the overall corporate performance of the Company, based on the Committee’s subjective evaluation. The following are illustrative examples of the types of things the Committee members considered in their final determination:

•	Execution of overall business strategy including:
º	achievement of capital return where possible without forcing premature exits;
º	deployment of new capital into growth and select early-stage portfolio companies;
º	increase assets under management through partnership strategy;
•	Growth of net asset value per share over a multi-year period;
•	Management of the Company for stock appreciation and enhancement of market capitalization;
•	Fulfillment of internal control responsibilities;
•	Continued development of robust deal pipelines;
•	Continued improvement of transparency to shareholders;
•	Fostering portfolio company growth;
•	Maintenance of appropriate risk identification and mitigation strategies;
•	Management and alignment of corporate budget with business strategy and capital availability;
•	Consistent optimization of organization staffing and development;
•	Maintenance of appropriate levels of liquidity; and
•	Seeking opportunities to offset our annual expenses.

Portfolio Company Performance

Forty percent (40%) of the 2014 bonus was to be awarded based on the portfolio company performance, in accordance with the Committee’s subjective evaluation of performance against objectives identified by Company management and/or the various portfolio companies themselves to which the current management team had deployed capital and in which we held an active interest in 2014. The Committee retained the discretion to place greater or lesser emphasis on a particular portfolio company (or a particular objective) based on those companies in which we exercise a greater or lesser level of influence and control based on factors, including our ownership interest and board representation, identified by the Committee in its discretion. The portfolio company objectives generally fall into the following categories:

•	Expand management and technical team;
•	Secure grants from foundations, government agencies or other sources;
•	Build development-stage business opportunities;
•	Meet milestones for round of financing;
•	Complete initial testing of pilot facilities;
•	Sign development/licensing/distribution agreements;
•	Sign manufacturing relationships;
•	Continue to make technical progress;
•	Launch first products;
•	Meet revenue, cash flow and bookings targets;

•	Make progress on internal drug development efforts; and
•	Realize value from the sale or IPO of the company.

Named Executive Officer 2014 Personal Objectives

Fifteen percent (15%) of the 2014 bonus was to be awarded on personal objective performance. The following table describes the individual objectives established for each of our named executive officers for 2014. Performance against the individual objectives was evaluated by the Committee in light of each participant’s individual roles and responsibilities. The Committee reserved for itself a significant level of discretion in reaching final determinations of achievement levels reached.

Douglas W. Jamison (objectives consistent with position as Chief Executive Officer, Chairman and Managing Director)

•	Plan for the Company’s strategic growth, including capital needs;
º	Manage the firm for stock appreciation and enhancement of market capitalization; and
º	Grow net asset value over a multi-year period;
•	Manage the venture capital portfolio to maximize its value over the life-time of the investments in the portfolio including:
º	provide support for the achievement of milestone targets, and positioning portfolio companies for profitable liquidity events; and
º	Where appropriate, monetize portfolio companies;
•	Fulfillment of internal control responsibilities;
•	Maintain a pipeline of investment opportunities for future growth of the Company; and
•	Increase assets under management through partnership strategy.

Daniel B. Wolfe (objectives consistent with position as President, Chief Operating Officer and Managing Director)

•	Manage the venture capital portfolio to maximize its value over the life-time of the investments in the portfolio including:
º	provide support for the achievement of milestone targets, and positioning portfolio companies for profitable liquidity events; and
º	Where appropriate, monetize portfolio companies;
•	Maintain a pipeline of investment opportunities for future growth of the Company;
•	Increase assets under management through partnership strategy;
•	Grow net asset value over a multi-year period;
•	Manage operating expenses and oversee corporate cash management;
•	Fulfillment of internal control responsibilities; and
•	Coordinate quarterly valuation process.

Patricia N. Egan (objectives consistent with position as Chief Financial Officer and Chief Compliance Officer (“CCO”))

•	Facilitate transparency and ensure accuracy of company disclosure;
•	Support quarterly valuation process;
•	Fulfillment of internal control responsibilities;
•	Support strategic growth initiatives including efforts to increase assets under management;

•	Manage the process and accuracy of all financial disclosures, including the filing of Form 10-Ks and Form 10-Qs;
•	Coordinate compliance program as required by the 1940 Act;
•	Implement all newly created regulatory compliance/corporate governance requirements; and
•	Coordinate accuracy and regulatory compliance of company disclosure.

Alexei Andreev (objectives consistent with position as Executive Vice President and Managing Director)

•	Manage the venture capital portfolio to maximize its value over the life-time of the investments in the portfolio including:
º	provide support for the achievement of milestone targets, and positioning portfolio companies for profitable liquidity events; and
º	Where appropriate, monetize portfolio companies;
•	Maintain a pipeline of investment opportunities for future growth of the Company;
•	Fulfillment of internal control responsibilities;
•	Increase assets under management through partnership strategy; and
•	Grow net asset value over a multi-year period.

Misti Ushio (objectives consistent with position as Executive Vice President and Managing Director)

•	Manage the venture capital portfolio to maximize its value over the life-time of the investments in the portfolio including:
º	provide support for the achievement of milestone targets, and positioning portfolio companies for profitable liquidity events; and
º	Where appropriate, monetize portfolio companies;
•	Maintain a pipeline of investment opportunities for future growth of the Company;
•	Increase assets under management through partnership strategy;
•	Fulfillment of internal control responsibilities; and
•	Grow net asset value over a multi-year period.

Annual Bonus Targets

The Committee annually awards bonuses to our named executive officers. These awards are approved annually based on the Committee’s assessment of the achievement of performance goals established at the beginning of the year. The Committee also has discretion to award bonuses for extraordinary performance. Examples could include, but are not limited to, value-driving events that are not envisioned by the performance goals for 2014, extraordinary performance of portfolio companies reflected in value increases, and extraordinary performance in providing additional capital to the company.

In 2013, the Committee approved corporate objectives and the below target award levels for 2014 for our named executive officers. “Bonus” means the percentage of annual salary an employee would be eligible for in bonus if the 2014 performance goals were attained. “Board Discretionary” means the additional percentage of annual salary an employee would be eligible for in bonus for extraordinary performance.

The Committee can reserve the right to approve bonus amounts below this level or above this level at their discretion.

		Bonus	Board Discretionary
CEO	Douglas Jamison	50%	an additional 50%
President	Daniel Wolfe	40%	an additional 40%
Managing Director	Misti Ushio	35%	an additional 35%
Managing Director	Alexei Andreev	35%	an additional 35%
CFO, CCO	Patti Egan	25%	at discretion

Achievement of Performance Objectives in 2014

The following table sets forth the performance objectives for our 2014 cash incentive program, the payout level for the program and the principal factors affecting the determination of the completion of the objectives as of October 29, 2014, the Committee meeting date, and projections through December 31, 2014.

Performance Objectives	Payout Level (as a Percentage of total target)	Factors Affecting Determination
Overall Corporate Performance (45% of aggregate target amount)	35%	In approving a payout of 35% of the target award total in this category, the most significant factor considered by the Committee was the fact that the Company realized $8.96 million of cash in portfolio company investments through the third quarter of 2014, with Molecular Imprints, Inc. contributing $6.8 million, Solazyme, Inc. contributing $1.5 million and Champions Oncology, Inc contributing $.06 million. The Committee further noted that the Company made new investments in 2014 in Uberseq, Inc., Tara Biosystems, Inc. and in New York City Accelerator. In the aggregate, the Committee concluded that the Company had made progress on many of the Company’s 2014 objectives in some fashion. The Committee noted that the Company’s net asset value per share (“NAV”) and the stock price had not increased and the Company had not finalized a partnership for managing third party capital.
Portfolio Company Performance (40% of aggregate target amount)	32%	In approving a payout of 32% of the target award total in this category, the Committee noted that the Company’s private portfolio companies performed well in 2014. Many of the private portfolio companies had significant, positive financial events and partnerships and multiple companies are engaging or have engaged parties to seek liquidity events over the coming year(s). Most importantly, the Committee noted that Enumeral Biomedical Holdings completed a successful reverse merger and raised $21.5 million as part of this transaction, that Molecular Imprints, Inc. sold its core business to Canon and that the company realized a gain on the initial payment and hopes to receive escrow and milestone payments for additional realized gains and that the Company also monetized some of its Champions Oncology and Solazyme shares in 2014. The Committee also noted that SiOnyx was not able to raise a financing.

Performance Objectives	Payout Level (as a Percentage of total target)	Factors Affecting Determination
Personal Objectives (15% of aggregate target amount)	8 – 11%	In approving a payout of 8% out of 15% for Mr. Jamison and 11% out of 15% for the other named executive officers of the target award total in this category, the Committee noted that most of the personal performance goals were met, with special emphasis on the Managing Directors’ role in managing the venture capital portfolio. The Committee noted that for the CEO, the Company’s stock price decreased, and for all the Managing Directors, the Company did not consummate a partnership that provides third party capital to manage in 2014. The Committee noted the need to continue our focus on growing NAV, getting to liquidity events in the portfolio and continuing our focus on raising assets under management through managing third party money.

Equity Incentive Awards.  Our equity incentive awards are meant to substitute for carried interest that our investment professionals likely would receive were they employed by private-sector venture capital firms, which typically pay at least 20% of profits before any taxes to such employees as incentive compensation. Further, that carried interest is usually in the form of capital gains, not ordinary income. Therefore, the Committee annually reviews the implementation of our equity incentive plan to ensure that there is enough vesting of equity incentive grants over time so that our named executive officers are compensated competitively in the event that the Company’s portfolio companies have exit opportunities through IPOs or acquisitions, balanced with the intention of aligning our named executive officers’ interests with the interests of shareholders.

The named executive officers did not receive any grants of restricted stock pursuant to the Stock Plan in 2014. However, in 2012, the named executive officers received grants of restricted stock pursuant to the Stock Plan that were intended to cover a three-year period. In 2014, a total of 87,770 shares (prior to shares withheld for payment of taxes) of restricted stock vested for the named executive officers. From the initial 2012 grant, the named executive officers have a total of 1,004,770 shares of restricted stock outstanding as of the date of this Registration Statement. A total of 786,000 awards vest when our volume-weighted stock price is at or above pre-determined stock price targets over a 30-day period (“market-based awards”). These pre-determined stock price targets range from $5.00 per share to $9.00 per share. The remaining 218,770 shares have vesting dates ranging from June 30, 2015, through June 30, 2017, based on the named executive officer’s continued service with the Company. The Committee does not currently anticipate making any future stock option grants although it may make further restricted stock grants in 2015 or beyond.

The Committee grants awards under the Stock Plan in order to compete with the Referenced Group to retain the specially qualified and trained personnel that have been carefully recruited and developed for the Company’s specialized business. Because our primary competitors are organized as private partnerships, they can afford for cash compensation to be a large percentage of their total expenses. Unlike us, they are not prohibited from paying out at least 20% of their profits to key employees, primarily in the form of long-term capital gains. They also, unlike us, are permitted to grant their employees co-investment rights.

Issuance of shares of restricted stock, whose vesting is subject to performance goals, will not create the selling of shares in the market that took place historically with exercises and sales of stock options through cashless exercises, and will accordingly be more efficient in building management ownership in the Company than the use of stock options. The Committee has discussed the need to retain employees at the current time while the Company is implementing plans to grow the Company’s assets through implementing partnerships. As the Committee plans for potential future equity incentive award grants and in the ordinary course reviews its share retention guidelines annually, it will also consider the balance between employee retention and its goal to align shareholder and employee interests.

Generally, the Committee is made aware of the tax and accounting treatment of various compensation alternatives. Generally Accepted Accounting Principles (“GAAP”) require us to record the fair value of equity awards on the date of grant as a component of equity. We account for the Stock Plan in accordance with GAAP, which requires that we determine the fair value of all share-based payments to employees, including the fair value of grants of employee restricted shares, and record these amounts as an expense in the Consolidated Statements of Operations over the vesting period with a corresponding increase to our additional paid-in capital. The increase to our operating expenses is offset by the increase to our additional paid-in capital, resulting in no net impact to our net asset value. Thus, the granting of restricted stock is expected to have no net impact on our net asset value. As a result, although we consider the accounting treatment of granting shares of restricted stock, we do not regard the accounting treatment to be a dominant factor in the form and/or design of awards. Upon vesting, the restricted shares are added to our shares outstanding which decreases our net asset value per share.

Benefits and Perquisites.  We provide the opportunity for our named executive officers and other full-time employees to receive certain perquisites and general health and welfare benefits, which consist of life and health insurance benefits, reimbursement for certain medical expenses and gym membership fees. We offer participation in the Harris & Harris Group, Inc. Employee Stock Purchase Plan, which allows employees to buy shares of the Company in the open market up to four times per year, at the closing price on the Nasdaq Global Market using post-tax payroll deductions. We also offer participation in our defined contribution 401(k) plan. For the year ended December 31, 2014, the Committee approved a 401(k) plan match of 100% of employee contributions up to the annual maximum of $17,500 (or $23,000 for employees age 50 or over). In 2014, our executive officers, including our Chief Executive Officer, Mr. Jamison, received the same benefits and perquisites as our full-time administrative employees. None of our named executive officers are currently entitled to any non-qualified deferred compensation benefits.

Internal Pay Equity

In 2014, the Committee discussed the internal pay equity of the named executive officers. The Committee noted that our investment professionals work together as a team rather than as a collection of individuals, which had been the historical basis for the Committee’s decision in most years to pay all Managing Directors identical bonuses, regardless of any other corporate duties. However, based on comparables as provided by Johnson Associates, the Committee’s independent compensation consultant, the Committee has differentiated the CEO’s and President’s base salary to be more in line with the data from the independent compensation consultant as compared with the Referenced Group. Even with this salary increase, Mr. Jamison’s salary remains below market comparables. In 2015, Mr. Jamison’s salary was increased from $332,000 to $350,000 owing to the Committee’s goal to bring Mr. Jamison’s base salary closer to the market comparables provided by the independent compensation consultant. The other named executive received salary increases in 2015 were based on other corporate duties.

The Committee further noted that the Managing Directors should receive a higher bonus than other employees based on their income-generating role and to keep their total compensation competitive with the Referenced Group.

Share Ownership Guidelines

Officers:

Each named executive officer is subject to a share retention requirement until such time as he or she meets a minimum share ownership percentage level. For the Managing Directors, the minimum share ownership percentage level is 1.5% of the total shares issued and outstanding. For the Chief Financial Officer/Chief Compliance Officer, the percentage is a smaller percentage of the issued and outstanding shares based on the number of equity incentive awards granted as compared with the number granted to the Managing Directors for the last tranche of awards granted in 2012.

Each named executive officer generally must retain all shares of restricted stock after forfeiture restrictions have lapsed. Once the officer has met the retention requirement, however, he or she may establish a 10b5-1 trading plan to sell any number of shares over the minimum retention amount retained through the issuance of restricted stock or otherwise.

In 2014, the named executive officers collectively increased their ownership by 65,790 shares by buying through the share purchase plan or in the open market and through the vesting of restricted shares (after shares withheld for payment of taxes). As of April 9, 2015, none of the named executive officers has met the minimum share ownership requirements, and accordingly, the named executive officers remain subject to the retention requirement.

The Committee may grant waivers to the foregoing Share Ownership Guidelines with respect to the named executive officers of the Company if it deems it necessary in order to retain employees. No waivers have been required to date. Additionally, the Committee will in the ordinary course review the Share Ownership Guidelines on an annual basis and will consider the balance between employee retention and its goal to align shareholder and employee interests.

Directors:

The Board believes that the Company’s non-employee Directors should also own and hold shares of common stock of the Company to further align their interests and actions with interests of the Company’s shareholders. Non-employee Directors of the Company are encouraged to buy shares of the Company’s common stock with an appropriate percentage (as determined by each Director) of the fees received for their service on the Board or Board committees, and to hold those shares as long as they serve on the Board. In order to facilitate these acquisitions, the Company assists in establishing a brokerage account in each Director’s name at a brokerage firm approved by the applicable Director. The Company obtains from each Director on an annual basis a participation election that will identify the percentage, if any, of the Director’s fees for services (including the retainer) that he or she directs to be used to purchase shares of the Company’s stock in the open market. The Company deposits such amounts in the applicable Director’s broker account at the time that fees are paid. The Company, the broker and the Directors work together to take all actions necessary such that the purchases of Company shares are made in accordance with the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934. Directors participating in the Stock Plan, or any successor equity incentive plan pursuant to which Directors are granted shares of restricted stock, the non-employee Director is expected to retain 100% of the shares after forfeiture restrictions have lapsed for so long as he or she remains a Director. In 2014, the non-employee Directors collectively increased their ownership by 58,880 shares by buying in the open market or through the vesting of restricted shares.

Clawback Policy (Recoupment)

If the Board determines that an executive officer has engaged in fraud, willful misconduct or a violation of Company policy that caused or otherwise contributed to the need for a material restatement of the Company’s financial results, the Committee will review all performance-based compensation awarded to or earned by that executive officer on the basis of performance during fiscal periods materially affected by the restatement. This would include annual cash incentive/bonus awards and all forms of equity-based compensation. If, in the Committee’s view, the performance-based compensation would have been materially lower if it had been based on the restated results, the Committee will, to the extent permitted by applicable law, seek recoupment from that executive officer of any portion of such performance-based compensation as it deems appropriate after a review of all relevant facts and circumstances.

In determining whether to recover a payment, the Committee shall take into account such considerations as it deems appropriate, including whether the assertion of a claim may violate applicable law or prejudice the interests of the Company in any related proceeding or investigation. The Committee shall have sole discretion in determining whether an executive officer’s conduct has or has not met any particular standard of conduct under law or Company policy.

Remuneration of Named Executive Officers

2014 Summary Compensation Table

The following table sets forth a summary for the years ended December 31, 2014, December 31, 2013, and December 31, 2012, of the cash and non-cash compensation paid to our named executive officers. The primary elements of each named executive officer’s total compensation reported in the table are base salary, bonus and equity incentives consisting of restricted stock in 2012. The Summary Compensation Table should be read in conjunction with the CD&A and the other tables and narrative descriptions that follow.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards(1) ($)	All Other Compensation ($)		Total ($)
Douglas W. Jamison – Chairman, Chief Executive Officer and a Managing Director	2014	332,000	125,000	(2)	0	17,651	(3)	474,651
	2013	332,000	150,000		0	17,645		499,645
	2012	325,000	45,000		861,720	17,135		1,248,855	(5)
Patricia N Egan – Chief Financial Officer and Chief Compliance Officer	2014	225,000	70,000	(2)	0	17,600	(3)	312,600
	2013	225,000	40,000		0	17,598		282,598
	2012	194,000	15,000		315,964	17,097		542,061	(5)
Daniel B. Wolfe – President, Chief Operating Officer, and a Managing Director	2014	322,000	125,000	(2)	0	17,617	(3)	464,617
	2013	322,000	150,000		0	17,615		489,615
	2012	315,000	35,000		861,720	17,113		1,228,833	(5)
Alexei A. Andreev – Managing Director, Executive Vice President	2014	311,000	125,000	(2)	0	17,500	(4)	453,500
	2013	311,000	150,000		0	17,500		478,500
	2012	304,000	35,000		861,720	17,000		1,217,720	(5)
Misti Ushio – Managing Director, Executive Vice President	2014	311,000	125,000	(2)	0	17,644	(3)	453,644
	2013	311,000	150,000		0	17,643		478,643
	2012	304,000	35,000		861,720	17,142		1,217,862	(5)

(1)	The figures in this column do not represent amounts actually paid to the named executive officers, but represent the GAAP-based grant date fair value for all shares of restricted stock granted in 2012, calculated in accordance with FASB ASC Topic718. We did not grant awards of restricted stock in 2014 or 2013. We use the Lattice models to calculate compensation cost for performance-based restricted stock awards under GAAP. The fair value of service-based restricted stock awards is calculated using the closing share price on the date of grant under GAAP. You may find more information about the assumptions we use in the Lattice models in “Note 7. Stock-Based Compensation” to the Consolidated Financial Statements. These shares of restricted stock are subject to forfeiture restrictions.
(2)	Amount includes for Mr. Jamison, Ms. Egan, Mr. Wolfe, Mr. Andreev and Ms. Ushio $50,000, $20,000, $50,000, $50,000 and $50,000, respectively, paid in September of 2014 as a discretionary bonus for the purpose of retention and $75,000, $50,000, $75,000, $75,000 and $75,000, respectively, paid at year-end based on the achievement of performance goals and other factors.
(3)	Amounts reported for 2014 represent our contributions to the Harris & Harris Group, Inc. 401(k) Plan ($17,500 for 2014) and group term life insurance premiums paid on behalf of the named executive officer. The named executive officers did not earn any other compensation reportable in this column for 2014 that met the threshold reporting requirements.
(4)	Amounts reported for 2014 represent our contributions on behalf of Mr. Andreev to the Harris & Harris Group, Inc. 401(k) Plan. Mr. Andreev did not earn any other compensation reportable in this column for 2014 that met the threshold reporting requirements.
(5)	Includes shares of restricted stock subject to forfeiture restrictions.

2014 Cash Compensation Table

As required by federal proxy rules, the amounts listed in the Stock Awards column of the Summary Compensation Table above are not actual amounts paid to the named executive officers, but represent the GAAP-based grant date fair value of shares of restricted stock granted in 2012. To reflect the amount of actual income for each named executive officer received in a particular year, in the supplemental table below we have removed the Stock Awards column and added a column for Value Realized on Shares Vested, which represents the taxable income for shares of restricted stock vested. Amounts in the Values Realized on Shares Vested column are held in shares of the Company pursuant to the Company’s share retention requirements. Amounts column include total cash value earned before the named executive officer satisfied the Company's share retention requirements. The 2014 Cash Compensation Table, which is not required by the federal proxy rules, should be read in conjunction with the Summary Compensation Table, the CD&A and the other tables and narrative descriptions that follow.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Value Realized on Shares Vested ($)	All Other Compensation ($)	Total ($)
Douglas W. Jamison – Chairman, Chief Executive Officer and a Managing Director	2014	332,000	125,000	61,641	17,651	536,292
	2013	332,000	150,000	59,598	17,645	559,243
	2012	325,000	45,000	99,000	17,135	486,135
Patricia N. Egan – Chief Financial Officer and Chief Compliance Officer	2014	225,000	70,000	22,602	17,600	335,202
	2013	225,000	40,000	21,852	17,598	304,450
	2012	194,000	15,000	36,300	17,097	262,397
Daniel B. Wolfe – President, Chief Operating Officer, and a Managing Director	2014	322,000	125,000	61,641	17,617	526,258
	2013	322,000	150,000	59,598	17,615	549,213
	2012	315,000	35,000	99,000	17,113	466,113
Alexei A. Andreev – Managing Director, Executive Vice President	2014	311,000	125,000	61,641	17,500	515,141
	2013	311,000	150,000	59,598	17,500	538,098
	2012	304,000	35,000	99,000	17,000	455,000
Misti Ushio – Managing Director, Executive Vice President	2014	311,000	125,000	61,641	17,644	515,285
	2013	311,000	150,000	59,598	17,643	538,241
	2012	304,000	35,000	99,000	17,142	455,142

2014 Outstanding Equity Awards at Fiscal Year-End

The following table presents information regarding the outstanding equity awards held by each of the named executive officers as of December 31, 2014.

	Stock Awards
Name	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)
Douglas W. Jamison	230,100	(1)	678,795
Patricia N. Egan	84,370	(2)	248,892
Daniel B. Wolfe	230,100	(1)	678,795
Alexei A. Andreev	230,100	(1)	678,795
Misti Ushio	230,100	(1)	678,795

(1)	9,900 shares will vest on June 30, 2015; 10,200 shares will vest on December 31, 2015; 9,900 shares will vest on June 30, 2016; 9,900 shares will vest on December 31, 2016; and 10,200 shares will vest on June 30, 2017, subject to the named executive officer still being employed by us on the respective vesting date. However, in the event of termination prior to a vesting date due to death or disability, restrictions on time-based awards lapse to the extent the award otherwise would have vested within six months from termination. 36,000 shares will vest when the volume weighted stock price over a 30-day period is at or above each of $5.00, $6.00, $7.00, $8.00 and $9.00, subject to the named executive officer still being employed by us on the respective vesting date.
(2)	3,630 shares will vest on June 30, 2015; 3,740 shares will vest on December 31, 2015; 3,630 shares will vest on June 30, 2016; 3,630 shares will vest on December 31, 2016; and 3,740 shares will vest on June 30, 2017, subject to Ms. Egan still being employed by us on the respective vesting date. However, in the event of termination prior to a vesting date due to death or disability, restrictions on time-based awards lapse to the extent the award otherwise would have vested within six months from termination. 13,200 shares will vest when the volume weighted stock price over a 30-day period is at or above each of $5.00, $6.00; $7.00; $8.00 and $9.00, subject to Ms. Egan still being employed by us on the respective vesting date.

2014 Option Exercises and Stock Vested

The following table sets forth information regarding shares of restricted stock for which forfeiture restrictions lapsed during the fiscal year ended December 31, 2014. None of the named executive officers held or exercised stock options in 2014.

	Stock Awards
Name	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Douglas W. Jamison	20,100	61,641
Patricia N. Egan	7,370	22,602
Daniel B. Wolfe	20,100	61,641
Alexei A. Andreev	20,100	61,641
Misti Ushio	20,100	61,641

(1)	Number of shares acquired upon vesting is before withholding of vesting shares by the Company to satisfy tax withholding obligations. Each of our named executive officers elected to satisfy tax withholding obligations by having the Company withhold a portion of the vesting shares.
(2)	Value realized upon vesting is based on the closing trading price per share of our common stock on the vesting dates ($3.18 on June 30, 2014, and $2.95 on December 31, 2014).

Potential Payments upon Termination or Change in Control

None of our executive officers is party to a change in control or severance agreement with us. Our restricted stock award agreements contain a provision that upon a change of control, the awards of restricted stock would vest immediately. Other than this provision in the restricted stock award agreements, none of our named executive officers is entitled to any special payments solely upon a change in control. The number of shares and value of restricted stock for the named executive officers as of December 31, 2014, that would have vested upon a change of control is shown under the chart entitled “2014 Outstanding Equity Awards at Fiscal Year-End.”

Remuneration of Directors

The following table sets forth the compensation paid by us to our directors for the year ended December 31, 2014. During 2014, we did not pay or accrue any pension or retirement benefits for our non-employee directors.

2014 Director Compensation

Name of Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)(3)(4)	All Other Compensation ($)	Total ($)
Independent Directors:
W. Dillaway Ayres, Jr.	52,500	7,200	0	59,700
Dr. Phillip A. Bauman	45,000	7,200	0	52,200
Stacy R. Brandom	47,500	7,200	0	54,700
Lucio L. Lanza(1)	57,500	7,200	0	64,700
Charles E. Ramsey	50,000	7,200	0	57,200
Richard P. Shanley	67,500	7,200	0	74,700
Bruce W. Shewmaker(2)	47,500	7,200	0	54,700
Interested Directors:
Douglas W. Jamison	0	0	0	0

(1)	Mr. Lanza resigned as a board member effective March 3, 2015.
(2)	Mr. Shewmaker resigned as a board member effective December 31, 2014.
(3)	2000 shares of restricted stock were granted to each director. 667 shares will vest on May 2, 2015; 667 shares will vest on May 2, 2016; and 666 shares will vest on May 2, 2017, provided that the director has been in continuous service as of that date; provided further, however, that the shares would vest immediately upon a change in control. The figures in this column do not represent amounts actually paid to non-employee directors, but represent the GAAP-based grant date fair value for all shares of restricted stock granted in 2014 based on the closing price of our common stock on the date of grant, in accordance with FASB ASC Topic 718.
(4)	As of December 31, 2014, Messrs Ayres, Bauman, Lanza, Ramsey and Shanley had 3,999 shares of restricted stock outstanding and Ms. Brandom had 2,000 shares of restricted stock outstanding.

In 2014, the Board of Directors received retainers, paid quarterly in arrears of (1) $20,000 per year for each director, $5,000 per year for committee Chairpersons (except for the Valuation Committee Chairperson), $10,000 per year for the Valuation Committee Chairperson, and $15,000 per year for the Lead Independent Director; and (2) $10,000 per year for service on the Valuation Committee, $7,500 per year for service on the Audit Committee, $5,000 per year for service on the Compensation Committee, $5,000 per year for service on the Nominating Committee and $5,000 per year for service on the Independent Directors Committee.

On April 3, 2012, we received an exemptive order from the SEC permitting us to award shares of restricted stock to our officers, employees and non-employee directors (the “Exemptive Order”). The Exemptive Order provides for a grant of 2,000 shares of restricted stock to our non-employee directors annually on the day of our annual meeting of shareholders for each year. One-third of the shares granted will vest on the anniversary of the grant for a three-year period. As of December 31, 2014, there were no outstanding option awards to outside directors.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Set forth below is information, as of May 7, 2015, with respect to the beneficial ownership of our common stock by (i) each person who is known by us to be the beneficial owner of more than 5.0% of the outstanding shares of our common stock, (ii) each of our directors and nominees, (iii) each of our named executive officers (as defined below) and (iv) all of our directors and executive officers as a group. Except as otherwise indicated, to our knowledge, all shares are beneficially owned and investment and voting power is held by the persons named as owners. None of the shares owned by directors or officers have been pledged. Some of the information in the table below is from publicly available information that may be as of dates earlier than May 7, 2015. The percentage of ownership is based on 31,280,843 shares of common stock outstanding as of May 7, 2015, together with the exercisable options and/or shares of restricted stock for such shareholder, as applicable. In computing the percentage ownership of a shareholder, shares that can be acquired upon the exercise of outstanding options or shares of restricted stock are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise provided, the address of each holder is c/o Harris & Harris Group, Inc., 1450 Broadway, 24th Floor, New York, New York 10018.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage of Outstanding Common Shares Owned
Independent Directors:
Charles E. Ramsey	85,594	(2)(3)		*
Dr. Phillip A. Bauman	72,849	(2)(4)		*
Richard P. Shanley	59,401	(2)		*
W. Dillaway Ayres, Jr.	49,123	(2)		*
Stacy R. Brandom	9,473	(5)		*
Interested Director:
Douglas W. Jamison	375,754	(6)	1.2
Named Executive Officers:
Daniel B. Wolfe	325,651	(6)(7)	1.1
Alexei A. Andreev	301,576	(6)	1.0
Misti Ushio	293,047	(6)		*
Patricia N. Egan	101,405	(8)		*
All directors and executive officers as a group (10 persons)	1,673,873	(9)	5.3
5.0% Shareholders:
Granahan Investment Management, Inc. 404 Wyman Street Waltham, MA 02451	1,971,646	(10)	6.3
Susan T. Harris c/o Lawrence B. Thompson, Esq. Emmet, Marvin & Martin, LLP 120 Broadway New York, NY 10271	1,736,515	(11)	5.4
The Financial Consulate Inc 201 International Circle Suite 520 Hunt Valley, MD 21030	1,611,466	(12)	5.2
Ariel Investments, LLC 200 E. Randolph Drive Suite 2900 Chicago, IL 60601	1,581,593	(13)	5.1

*	Less than 1.0%.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934 (the “1934 Act”).
(2)	Includes 3,999 shares of restricted stock that are subject to forfeiture provisions.
(3)	All shares are owned jointly with wife.
(4)	Includes 5,637 shares owned by Ms. Milbry C. Polk, Dr. Bauman's wife.
(5)	Includes 2,000 shares of restricted stock that are subject to forfeiture provisions.
(6)	Includes 230,000 shares of restricted stock that are subject to forfeiture provisions.
(7)	Includes 4,850 shares owned jointly with wife.
(8)	Includes 84,370 shares of restricted stock that are subject to forfeiture provisions.
(9)	Includes 1,026,365 shares of restricted stock that are subject to forfeiture provisions.
(10)	Based on information obtained in a Schedule 13G/A filed on February 12, 2015. Granahan Investment Management, Inc., has sole dispositive power for these shares and sole power to vote 22,508 of these shares.
(11)	Based on information obtained in a Schedule 13D/A filed on February 22, 2010, includes 1,128,261 shares that can be acquired upon the exercise of outstanding options.
(12)	Based on information obtained in a Schedule 13G filed on January 20, 2015. The Financial Consulate, Inc. has sole dispositive power and power to vote these shares.
(13)	Based on information obtained in a Schedule 13G filed on February 13, 2015. Ariel Investments, LLC has shared dispositive power for these shares and sole power to vote 983,682 of these shares.

Set forth below is the dollar range of equity securities beneficially owned by each director and nominee as of May 7, 2015.

Name of Director or Nominee	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Independent Directors
W. Dillaway Ayres, Jr.	Over $100,000
Dr. Phillip A. Bauman	Over $100,000
Stacy R. Brandom	$10,001 – $50,000
Charles E. Ramsey	Over $100,000
Richard P. Shanley	Over $100,000
Interested Directors
Douglas W. Jamison(4)	Over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.
(2)	The dollar ranges are: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 and over $100,000.
(3)	The dollar ranges are based on the price of the equity securities as of May 7, 2015.
(4)	Denotes an individual who is an “interested person” as defined in the Investment Company Act of 1940 (the “1940 Act”).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the ordinary course of business, we enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, us, companies controlled by us and our employees and directors.

We will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, we have taken appropriate actions to seek review and approval from our Board of Directors or exemptive relief for such transaction.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A business development company may use capital provided by public shareholders and from other sources to make long-term, private investments in businesses. A business development company provides shareholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company, we are generally required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We are generally not able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Related to Our Investments — The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States, which may have a negative impact on our business and operations.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our shareholders, and our shareholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing shareholders, in payment of dividends and in certain other limited circumstances.

As a business development company, we are generally limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently has an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.

We are subject to periodic examination by the SEC for compliance with the 1940 Act. As a business development company, we are subject to certain risks and uncertainties. See “Risk Factors.”

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company’s gross assets. The principal categories of qualifying assets relevant to our business are the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
a.	is organized under the laws of, and has its principal place of business in, the United States;
b.	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
c.	satisfies any of the following:
i.	does not have any class of securities that is traded on a national securities exchange;
ii.	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;
iii.	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or
iv.	is a small and solvent company having gross assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.
2.	Securities of any eligible portfolio company which we control.
3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
5.	Securities received in exchange for or distributed on or with respect to securities described in 1 through 4 above, or pursuant to the exercise of warrants or rights relating to such securities.
6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

If at any time less than 70% of our gross assets are comprised of qualifying assets, including as a result of an increase in the value of any non-qualifying assets or decrease in the value of any qualifying assets, we would generally not be permitted to acquire any additional non-qualifying assets, other than office furniture and equipment, interests in real estate and leasehold improvements and facilities maintained to conduct the business operations of the business development company, deferred organization and operating expenses, and other noninvestment assets necessary and appropriate to its operations as a business development company, until such time as 70% of our then current gross assets were comprised of qualifying assets. We would not be required, however, to dispose of any non-qualifying assets in such circumstances.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above in Qualifying Assets categories 1, 2 or 3. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, a business development company generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the business development company controls such issuer of securities or (ii) the business development company purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to Our Investments — To the extent we use debt to finance our investments, changes in interest rates could affect our cost of capital and net investment income.”

Compliance Policies and Procedures

We have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Patricia N. Egan currently serves as our chief compliance officer.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting and must obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm should we become an accelerated filer; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Code of Ethics

We have adopted and will maintain a code of ethics that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics will generally not permit investments by our employees in securities that may be purchased or held by us. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC.

Our code of ethics is posted on our website at www.hhvc.com and was filed with the SEC as an exhibit to our Current Report on Form 8-K (File No. 814-00176), filed on August 6, 2010. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Privacy Principles

We are committed to maintaining the privacy of our shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in some cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our shareholders, although some non-public personal information of our shareholders may become available to us. We do not disclose any non-public personal information about our shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our shareholders to our employees and to employees of our service providers and their affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

Proxy Voting Procedures

We vote proxies relating to our portfolio securities in the best interest of our shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our Managing Directors, which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Periodic Reporting and Audited Financial Statements

We have registered our common stock under the Securities Exchange Act of 1934, and have reporting obligations thereunder, including the requirement that we file annual and quarterly reports with the SEC. In accordance with the requirements of the Securities Exchange Act of 1934, this prospectus contains financial statements audited and reported on by our independent registered public accounting firm. You may obtain our annual reports on Form 10-K, our quarterly reports on Form 10-Q, and our current reports on Form 8-K on our website at http://www.hhvc.com free of charge as soon as reasonably practicable after we file such reports electronically with the SEC.

NASDAQ Global Market Requirements

We have adopted certain policies and procedures intended to comply with the NASDAQ Global Market’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

DETERMINATION OF NET ASSET VALUE

Our investments can be classified into five broad categories for valuation purposes:

•	Equity-related securities;
•	Investments in intellectual property, patents, research and development in technology or product development;
•	Long-term fixed-income securities;
•	Short-term fixed-income securities; and
•	All other securities.

The 1940 Act requires periodic valuation of each investment in our portfolio to determine net asset value. Under the 1940 Act, unrestricted securities with readily available market quotations are to be valued at the current market value; all other assets must be valued at “fair value” as determined in good faith by or under the direction of the Board of Directors.

Our Board of Directors is responsible for (1) determining overall valuation guidelines and (2) ensuring the valuation of investments within the prescribed guidelines.

Our Valuation Committee, comprised of all of the independent Board members, is responsible for determining the valuation of our assets within the guidelines established by the Board of Directors.

The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become readily marketable.

Approaches to Determining Fair Value

Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures,” (“ASC 820”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). It applies fair value terminology to all valuations whereas the 1940 Act applies market value terminology to readily marketable assets and fair value terminology to other assets.

The main approaches to measuring fair value utilized are the market approach, the income approach and the hybrid approach.

•	Market Approach (M): The market approach may use quantitative inputs such as prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities and the values of market multiples derived from a set of comparable companies. The market approach may also use qualitative inputs such as progress toward milestones, the long-term potential of the business, current and future financing requirements and the rights and preferences of certain securities versus those of other securities. The selection of the relevant inputs used to derive value under the market approach requires judgment considering factors specific to the significance and relevance of each input to deriving value.
•	Income Approach (I): The income approach uses valuation techniques to convert future amounts (for example, revenue, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques; and the multi-period excess earnings method, which is used to measure the fair value of certain assets.

•	Hybrid Approach (H): The hybrid approach uses elements of both the market approach and the income approach. The hybrid approach calculates values using the market and income approach, individually. The resulting values are then distributed among the share classes based on probability of exit outcomes.

Effective September 30, 2014, the Company refined its valuation methodologies under the income and hybrid approaches to include the option pricing model. The option pricing model allocates the calculated enterprise value of an investment among different classes of securities using call option methodologies, taking into account financial rights and preferences such as liquidation preferences, redemption rights and dividends. While the Company's valuation procedures had always included the option pricing model as a possible valuation technique, it had not previously been utilized. The use of the option pricing model is emerging as a preferred industry practice. This change in valuation methodology is applied on a prospective basis.

ASC Topic 820 classifies the inputs used to measure fair value by these approaches into the following hierarchy:

•	Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities;
•	Level 2: Quoted prices in active markets for similar assets or liabilities, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and
•	Level 3: Inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based upon the best available information.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement and are not necessarily an indication of risks associated with the investment.

III.	Investment Categories

The Company’s investments can be classified into five broad categories for valuation purposes:

•	Equity-related securities;
•	Long-term fixed-income securities;
•	Short-term fixed-income securities;
•	Investments in intellectual property, patents, research and development in technology or product development; and
•	All other securities.

The Company applies the methods for determining fair value discussed above to the valuation of investments in each of these five broad categories as follows:

A. EQUITY-RELATED SECURITIES

Equity-related securities, including options or warrants, are fair valued using the market, income or hybrid approaches. The following factors may be considered to fair value these types of securities:

▪	Readily available public market quotations;
▪	The cost of the Company’s investment;
▪	Transactions in a company's securities or unconditional firm offers by responsible parties as a factor in determining valuation;
▪	The financial condition and operating results of the company;

▪	The company's progress towards milestones;
▪	The long-term potential of the business and technology of the company;
▪	The values of similar securities issued by companies in similar businesses;
▪	Multiples to revenue, net income or EBITDA that similar securities issued by companies in similar businesses receive;
▪	Estimated time to exit;
▪	Volatility of similar securities in similar businesses;
▪	The proportion of the company's securities we own and the nature of any rights to require the company to register restricted securities under applicable securities laws; and
▪	The rights and preferences of the class of securities we own as compared with other classes of securities the portfolio company has issued.

When the income approach is used to value warrants, the Company uses the Black-Scholes-Merton formula.

B. LONG-TERM FIXED-INCOME SECURITIES

1.	Readily Marketable. Long-term fixed-income securities for which market quotations are readily available are valued using the most recent bid quotations when available.
2.	Not Readily Marketable. Long-term fixed-income securities for which market quotations are not readily available are fair valued using the income approach. The factors that may be considered when valuing these types of securities by the income approach include:
•	Credit quality;
•	Interest rate analysis;
•	Quotations from broker-dealers;
•	Prices from independent pricing services that the Board believes are reasonably reliable; and
•	Reasonable price discovery procedures and data from other sources.

C. SHORT-TERM FIXED-INCOME SECURITIES

Short-term fixed-income securities are valued in the same manner as long-term fixed-income securities until the remaining maturity is 60 days or less, after which time such securities may be valued at amortized cost if there is no concern over payment at maturity.

D. INVESTMENTS IN INTELLECTUAL PROPERTY, PATENTS, RESEARCH AND DEVELOPMENT IN TECHNOLOGY OR PRODUCT DEVELOPMENT

Such investments are fair valued using the market approach. The Company may consider factors specific to these types of investments when using the market approach including:

•	The cost of the Company’s investment;
•	Investments in the same or substantially similar intellectual property or patents or research and development in technology or product development or offers by responsible third parties;
•	The results of research and development;
•	Product development and milestone progress;
•	Commercial prospects;
•	Term of patent;

•	Projected markets; and
•	Other subjective factors.

E. ALL OTHER SECURITIES

All other securities are reported at fair value as determined in good faith by the Valuation Committee using the approaches for determining valuation as described above.

For all other securities, the reported values shall reflect the Valuation Committee's judgment of fair values as of the valuation date using the outlined basic approaches of valuation discussed in Section II. They do not necessarily represent an amount of money that would be realized if we had to sell such assets in an immediate liquidation. Thus, valuations as of any particular date are not necessarily indicative of amounts that we may ultimately realize as a result of future sales or other dispositions of investments we hold.

Determinations of Net Asset Value in Connection with Offerings

In connection with any offering of our Common Stock, our Board of Directors or a committee thereof is required to make the determination that we are not selling our Common Stock at a price below the then current net asset value of our Common Stock at the time at which the sale is made. Our Board of Directors considers the following factors, among others, in making such determination:

•	the net asset value of our Common Stock disclosed in the most recent periodic report we filed with the SEC;
•	our Management's assessment of whether any material change in the net asset value of our Common Stock has occurred (including through the realization of gains on the sale of our portfolio securities) from the period beginning on the date of the most recently disclosed net asset value of our Common Stock to the period ending as of a time within 48 hours (excluding Sundays and Holidays) of the sale of our Common Stock; and
•	the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations relating to our qualification and taxation as a RIC and the acquisition, ownership and disposition of our preferred stock or common stock, but does not purport to be a complete description of the income tax considerations relating thereto. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of investors subject to special treatment under U.S. federal income tax laws, including tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, traders in securities that elect to use the mark-to-market method of accounting for securities holdings, persons subject to the alternative minimum tax, United States expatriates, United States persons with a functional currency other than the U.S. dollar, persons that hold our preferred stock or common stock as part of an integrated investment (including a “straddle”), “controlled foreign corporations,” “passive foreign investment companies,” or corporations that accumulate earnings to avoid United States federal income tax. This summary is limited to beneficial owners of our preferred stock or common stock that will hold our preferred stock or common stock as a capital assets (within the meaning of the Code). The discussion is based upon the Code, temporary and final U.S. Treasury regulations, and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding our preferred stock or common stock. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities or as units comprised of combinations of securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement. In addition, we may issue preferred stock with terms resulting in U.S. federal income taxation of beneficial owners with respect to such preferred stock in a manner different from as set forth in this summary. In such instances, such differences will be discussed in a relevant prospectus supplement.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our preferred stock or common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Investors treated as a partnership for U.S. federal income tax purposes (or investors that are partners in such a partnership), are encouraged to consult with their own tax advisors with respect to the tax consequences relating to the purchase, ownership and disposition of our preferred stock or common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our securities will depend on the facts of their particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in tax laws.

Election to be Taxed as a RIC

Effective beginning on January 1, 1997 we met the criteria specified below to qualify as a RIC, and elected to be treated as a RIC under Subchapter M of the Code with the filing of our federal income tax return for 1997. As a RIC, we generally will not have to pay corporate taxes on any income we distribute to our shareholders as dividends, which allows us to reduce or eliminate our corporate-level U.S. federal income tax.

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and
•	distribute at least 90% of our net ordinary income and realized net short-term gains in excess of realized net long-term capital losses, if any (the “Annual Distribution Requirement”);

we generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) that we distribute (or are deemed to distribute) to shareholders with respect to that year. As described above, we made the election to recognize built-in gains as of the effective date of our election to be treated as a RIC and therefore will not be subject to built-in gains tax when we sell those assets. However, if we subsequently acquire built-in gain assets from a C corporation in a carryover basis transaction, then we may be subject to tax on the gains recognized by us on dispositions of such assets unless we make a special election to pay corporate-level tax on such built-in gain at the time the assets are acquired. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our shareholders.

In order to qualify as a RIC for federal income tax purposes and obtain the tax benefits of RIC status, in addition to satisfying the Annual Distribution Requirement, we must, among other things:

•	have in effect at all times during each taxable year an election to be regulated as business development company under the 1940 Act;
•	derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly traded partnership” (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and
•	no more than 25% of the value of our assets is invested in (i) securities (other than U.S. government securities or securities of other RICs) of one issuer, (ii) securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

As noted above, in order to qualify as a RIC, we must satisfy the Asset Diversification Rule each quarter. Because of the specialized nature of our investment portfolio, in some years we have been able to satisfy the diversification requirements under Subchapter M of the Code primarily as a result of receiving certification from the SEC under the Code with respect to each taxable year beginning after 1998 that we were “principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available” for such year.

Although we received SEC certifications for 1999 – 2013, there can be no assurance that we will receive such certification for subsequent years (to the extent we need additional certifications as a result of changes in our portfolio). We intend to apply for certification for 2014. If we require, but fail to obtain, the SEC certification for a taxable year, we may fail to qualify as a RIC for such year. We also will fail to qualify for favorable RIC tax treatment for a taxable year if we do not satisfy the Income Source Rule or Income Distribution Rule for such year. In the event we do not satisfy the Income Source Rule, the Asset Diversification Rule and the Income Distribution Rule for any taxable year, we will be subject to federal tax with respect to all of our taxable income, whether or not distributed. In addition, all our distributions to shareholders in that situation generally will be taxable as ordinary dividends.

Although we currently intend to qualify as a RIC for each taxable year, under certain circumstances we may choose to take action with respect to one or more taxable years to ensure that we would be taxed under Subchapter C of the Code (rather than Subchapter M) for such year or years. Additionally, our ownership percentages in our portfolio have grown over the last several years, which make it more difficult to pass certain RIC diversification tests when companies in our portfolio are successful and we want to invest more capital in those companies to increase our investment returns. As long as the aggregate values of our non-qualifying assets remain below 50% of total assets, we will continue to qualify as a RIC. Rather than selling portfolio companies that are performing well in order to pass our RIC diversification tests, we may opt instead not to qualify as a RIC. We will choose to take such action only if we believe that the result of the action will benefit us and our shareholders.

Under applicable Treasury regulations and certain private rulings issued by the Internal Revenue Service, RICs are permitted to treat certain distributions payable in up to 80% in their stock, as taxable dividends that will satisfy their annual distribution obligations for federal income tax and excise tax purposes provided that shareholders have the opportunity to elect to receive the distribution in cash. Taxable shareholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. shareholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. shareholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. shareholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our shareholders determine to sell shares of our stock in order to pay taxes owed on dividends, then such sales may put downward pressure on the trading price of our stock. We may in the future determine to distribute taxable dividends that are payable in part in our common stock.

As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax (the “Excise Tax Avoidance Requirements”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next tax year, dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

We are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement (collectively, the “Distribution Requirements”). However, under the 1940 Act, we are not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities; Coverage Ratio.” We may be restricted from making distributions under the terms of our debt obligations themselves unless certain conditions are satisfied. Moreover, our ability to dispose of assets to meet the Distribution Requirements may be limited by (1) the illiquid nature of our portfolio, or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Distribution Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to shareholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to the RIC’s shareholders. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s investment company taxable income, but may carry forward such losses, and can use certain of them to offset capital gains indefinitely. Losses incurred prior to the Regulated Investment Company Modernization Act of 2010 carry an expiration date and must be used prior to post-enactment losses. As a result of this ordering rule, pre-enactment loss carryforwards may be more likely to expire unused. Due to these limits on the deductibility of expenses, and net capital losses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our shareholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its shareholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), We could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our shareholders. We would not be able to pass through to our shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability. Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our shareholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Shareholders

A “U.S. Shareholder” generally is a beneficial owner of shares of our preferred stock or common stock who is for United States federal income tax purposes:

•	a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;
•	a corporation or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;
•	a trust if (1) a court in the United States has primary supervision over its administration and one or more U.S. persons has the authority to control all substantial decisions of such trust or (2) if such trust validly elects to be treated as a U.S. person for federal income tax purposes; or
•	an estate, the income of which is subject to United States federal income taxation regardless of its source.

For federal income tax purposes, distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional preferred stock or common stock. To the extent such distributions paid by to non-corporate U.S. shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be reported by us as “qualified dividend income” eligible to be taxed in the hands of non-corporate shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are met at both the shareholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains (currently at a maximum rate of 20%, in the case of individuals, trusts or estates), regardless of the U.S. shareholder’s holding period for his, her or its preferred stock or common stock and regardless of whether paid in cash or reinvested in additional preferred stock or common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s preferred stock or common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

We currently intend to retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a tax credit equal to his, her or its allocable share of the tax paid thereon by us. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by non-corporate shareholders on long-term capital gains, the amount of tax that non-corporate shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for federal income tax. A shareholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. For federal income tax purposes, the tax basis of shares owned by a U.S. shareholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the U.S. shareholder’s gross income and the tax deemed paid by the U.S. shareholder as described in this paragraph. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our preferred stock or common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. shareholder generally will recognize taxable gain or loss if the U.S. shareholder sells or otherwise disposes of his, her or its shares of our preferred stock or common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our preferred stock or common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our preferred stock or common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In general, individual U.S. shareholders currently are subject to a reduced maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. shareholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We (or the applicable withholding agent) will send to each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 20% “qualified dividend income” rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. shareholder’s particular situation. Dividends distributed by us generally will not be eligible for the corporate dividends-received deduction or the preferential rate applicable to “qualified dividend income.”

In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our shareholders, and this may affect our shareholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we may apportion these items in the same proportion that dividends paid to each shareholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

We may be required to withhold federal income tax (“backup withholding”) from all distributions to any non-corporate U.S. shareholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service (the “IRS”) notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s federal income tax liability, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Shareholders

A “Non-U.S. shareholder” is a beneficial owner of shares of our preferred stock or common stock that is not a U.S. shareholder or a partnership (including an entity treated as a partnership) for U.S. federal income tax purposes.

Whether an investment in our shares is appropriate for a Non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisors before investing in our preferred stock or common stock.

In general, dividend distributions (other than certain distributions derived from net long-term capital gains) paid by us to a Non-U.S. shareholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. shareholder directly, would not be subject to withholding. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. shareholder (and, if an income tax treaty applies, attributable to a permanent establishment maintained by the Non-U.S. shareholder in the United States), we will not be required to withhold federal income tax if the Non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. shareholders. (Special certification requirements apply to a Non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

However, for taxable years beginning before January 1, 2015, no withholding was required with respect to certain distributions if (i) the distributions were properly reported to our shareholders as “interest-related dividends” or “short-term capital gain dividends” in written statements to our shareholders, (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding. No assurance can be provided that this exemption will be extended for tax years beginning after December 31, 2014.

Actual or deemed distributions of our net capital gains to a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale of our preferred stock or common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. shareholder in the United States), or in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. shareholder will be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of our preferred stock or common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. shareholder.

A Non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. shareholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisors with respect to the United States federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to shareholders, nor would they be required to be made. Such distributions would be taxable to our shareholders and provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” eligible for the 20% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years (or shorter applicable period), unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

DISTRIBUTIONS

As a regulated investment company under the Code, we will not be subject to U.S. federal income tax on our investment company taxable income that we distribute to shareholders, provided that at least 90% of our investment company taxable income for that taxable year is distributed to our shareholders. We currently intend to retain our net capital gains for investment and pay the associated federal corporate income tax. We may change this policy in the future.

To the extent that we retain any net capital gain, we may pay deemed capital gain dividends to shareholders. If we do pay a deemed capital gain dividend, you will not receive a cash distribution, but instead you will receive a tax credit equal to your proportionate share of the tax paid by us. When we declare a deemed dividend, our dividend-paying agent will send you an IRS Form 2439 which will reflect receipt of the deemed dividend income and the tax credit. This tax credit, which we pay at the applicable corporate rate, is normally at a higher rate than the rate payable by individual shareholders on the deemed dividend income. The excess credit can be used by the shareholder to offset other taxes due in that year or to generate a tax refund to the shareholder. In addition, each shareholder's tax basis in his shares of Common Stock is increased by the excess of the capital gain on which we paid taxes over the amount of taxes we paid. See “Certain United States Federal Income Tax Considerations.”

Furthermore, New York State law applicable to the declaration of distributions by a business corporation also limits our ability to declare and pay dividends. A corporation generally may not authorize and make distributions if, after giving effect thereto, it would be unable to meet its debts as they become due in the usual course of business or if the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if it were to be dissolved at the time of distribution, to satisfy claims upon dissolution of shareholders who have rights superior to the rights of the holders of its common stock.

We did not pay a cash dividend or declare a deemed capital gain dividend for 2014.

DESCRIPTION OF OUR SECURITIES

This prospectus contains a summary of the common stock, preferred stock, subscription rights, warrants and debt securities that may be offered hereunder. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

DESCRIPTION OF OUR CAPITAL STOCK

This prospectus contains a summary of our capital stock and is not meant to be a complete description. However, this prospectus and any accompanying prospectus supplement will contain the material terms and conditions for each security sold thereunder. The following description does not purport to be exhaustive and is qualified in its entirety by reference to our Restated Certificate of Incorporation and our by-laws, each of which is filed as an exhibit to the Registration Statement of which this prospectus is a part, and to applicable sections of the Business Corporation Law of the State of New York (the “NYBCL”).

Capitalization

We are authorized to issue 45,000,000 shares of Common Stock, par value $0.01 per share, and 2,000,000 shares of preferred stock, par value $0.10 per share. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. When issued, in accordance with the terms thereof, shares of Common Stock will be fully paid and non-assessable. Shares of Common Stock are not redeemable and have no preemptive, conversion, or cumulative voting rights.

The following table shows (i) the number of shares of capital stock and preferred stock authorized, (ii) the amount held by us or for our own account, and (iii) the number of shares of capital stock and preferred stock outstanding for each class of our authorized securities as of May 7, 2015.

Title of Class	Amount Authorized	Amount Held by Company or for its Own Account	Amount Outstanding
Common Stock	45,000,000	1,828,740	31,280,843
Preferred Stock	2,000,000	0	0

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and dividends, and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our certificate of incorporation authorizes our Board of Directors to issue up to 2,000,000 shares of preferred stock having a par value of $0.10 per share. The Board of Directors is authorized to divide the preferred stock into one or more series and to determine the terms of each series, including, but not limited to, the voting rights, redemption provisions, dividend rate and liquidation preference. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We expect that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Options and Warrants

We have no warrants outstanding. As of December 31, 2014, we had 1,425,732 options and 1,165,495 shares of restricted stock outstanding, which were granted pursuant to our Stock Plan described herein. Under the 1940 Act, we cannot issue options and/or warrants for more than 25% of our outstanding voting securities.

Distributions

To the extent that we retain any net capital gain, we may make deemed capital gain distributions. If we do make a deemed capital gain distribution, you will not receive a cash distribution, but instead you will receive a tax credit and increase in basis equal to your proportionate share of the tax paid by us on your behalf. We currently intend to retain our net capital gains for investment and pay the associated federal corporate income tax. We may change this policy in the future.

In addition, New York State law applicable to the declaration of distributions by a business corporation limits our ability to declare and pay dividends. A corporation generally may not authorize and make distributions if, after giving effect thereto, it would be unable to meet its debts as they become due in the usual course of business or if the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if it were to be dissolved at the time of distribution, to satisfy claims upon dissolution of shareholders who have rights superior to the rights of the holders of its common stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Our Certificate of Incorporation provides for the indemnification of our directors and officers to the fullest extent permitted by applicable New York law, subject to the applicable provisions of the 1940 Act. The applicable sections of the NYBCL: (i) provide that the statutory indemnification and advancement of expenses provision of the NYBCL are not exclusive, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled; (ii) establish procedures for indemnification and advancement of expenses that may be contained in the certificate of incorporation or by-laws, or, when authorized by either of the foregoing, set forth in a resolution of the shareholders or directors or an agreement providing for indemnification and advancement of expenses; (iii) apply a standard for statutory indemnification for third-party and derivative suits by generally providing that indemnification is available if the director or officer acted in good faith, for a purpose which he reasonably believed to be in the best interests of the corporation, and, in criminal actions, had no reasonable cause to believe that his conduct was unlawful; and (iv) permit the advancement of litigation expenses upon receipt of an undertaking to repay such advance if the director or officer is ultimately determined not to be entitled to indemnification or to the extent the expenses advanced exceed the indemnification to which the director or officer is entitled. The NYBCL permits the purchase of insurance to indemnify a corporation for any obligation which it incurs as a result of the indemnification of directors and officers under the applicable provisions of the NYBCL and to indemnify a corporation’s officers and directors in instances in which they may be indemnified by the corporation under the applicable provisions of the NYBCL or to the extent otherwise permitted by the NYBCL.

As permitted by the NYBCL, our Certificate of Incorporation and by-laws provide that we shall indemnify our officers and directors, as such, to the fullest extent permitted by applicable law, and that expenses reasonably incurred by any such officer or director in connection with a threatened or actual action or proceeding shall be advanced or promptly reimbursed by us in advance of the final disposition of such action or proceeding upon receipt of an undertaking by or on behalf of such officer or director to repay such amount if and to the extent that it is ultimately determined that such officer or director is not entitled to indemnification.

The foregoing provisions are subject to Section 17(h) of the 1940 Act, which provides that neither the certificate of incorporation or by-laws nor any agreement may protect any director or officer against any liability to the Company or any of its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is therefore unenforceable.

We maintain directors’ and officers’ liability insurance and are party to an Indemnification Agreement with our officers and directors, as described in Part C to this prospectus.

Transfer Agent & Registrar

The transfer agent and registrar for our Common Stock is American Stock Transfer & Trust Company.

Anti-takeover Effects of Certain Provisions in our Certificate, By-laws and the NYBCL

Some provisions of our Certificate of Incorporation, our by-laws, and the NYBCL may be deemed to have an anti-takeover effect and may collectively operate to delay, defer or prevent a tender offer, a proxy contest or takeover attempt that a shareholder might consider in his or her best interest, including those attempts that might result in a premium over the market price for the shares held by our shareholders. These provisions are intended to discourage certain types of coercive takeover practices and inadequate takeover bids. This also encourages persons seeking to acquire control of us to negotiate with us first. As a result, shareholders who might desire to participate in such transactions may not have an opportunity to do so. In addition, these provisions will also render the removal of our Board or management more difficult. The following discussion is a summary of certain material provisions of our Certificate of Incorporation and our by-laws, copies of which are filed as exhibits to the Registration Statement of which this prospectus is a part.

Statutory Restrictions.  The NYBCL restricts certain business combinations. The statute prohibits certain New York corporations from engaging in a merger or other business combination with a holder of 20% or more of the corporation’s outstanding voting stock or an affiliate or associate of such corporation which at any time within the five-year period immediately prior to such merger or other business combination was a holder of 20% or more of the corporation’s outstanding voting stock (such holders, “interested shareholder”) for a period of five years following such interested shareholder’s stock acquisition unless such business combination or acquisition of stock is approved by the corporation’s board of directors prior to such interested shareholders’ stock acquisition date. If the combination with the corporation was not previously approved, the interested shareholder may effect a combination with the corporation after the five-year period only if a majority of the shares not owned by the 20% shareholder or any affiliate or associate of such 20% shareholder vote in favor of the combination or the aggregate amount of cash and non-cash consideration received by shareholders of such corporation’s common stock meets certain fair price criteria. The provisions of Section 912 of the NYBCL apply if and for so long as a New York corporation has a class of securities registered under Section 12 of the Exchange Act. We have not elected to opt out of provisions of the NYBCL restricting certain business combinations with interested shareholders.

Election of Directors.  Directors shall be elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election.

Omission of Cumulative Voting.  The omission of cumulative voting from the Company’s Certificate of Incorporation may be considered anti-takeover in nature. Cumulative voting entitles each shareholder to as many votes as equal the number of shares owned by him or her multiplied by the number of directors to be elected. A shareholder may cast all these votes for one candidate or distribute them among any two or more candidates. Cumulative voting is not required under the NYBCL.

Number of Directors; Vacancies; Removal.  Our by-laws provide that the number of directors of the corporation shall be determined from time to time by resolutions of the directors, who shall hold office for the term of one year and until their successors are duly elected and qualify. The number of directors may be less than three when all of the shares are owned by less than three shareholders, but in such event the number of directors may not be less than the number of shareholders. Directors need not be shareholders. Our by-laws provide, except where the Certificate of Incorporation contains provisions authorizing cumulative voting or the election of one or more directors by class or their election by holders of bonds, or requires all action by shareholders to be by a greater vote, that any one or more of the directors may be removed, (a) for cause, at any time, by vote of the shareholders holding a majority of the outstanding stock of the corporation entitled to vote, represented in person or by proxy, at any special meeting of the shareholders or by written consent of all of the shareholders entitled to vote, or (b) for cause, by action of the Board of Directors at any regular or special meeting of the Board of Directors. Shareholders may not remove directors without cause. A vacancy or vacancies occurring from such removal may be filled at a special meeting of shareholders called for such purpose or at a regular or special meeting of the Board of Directors.

Action by Shareholders.  Under the NYBCL, shareholder action can be taken only at an annual or special meeting of shareholders or by unanimous written consent in lieu of a meeting (unless the certificate of incorporation provides for shareholder action by less than unanimous written consent, which our certificate of incorproation does not). These provisions, combined with the requirements of our bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting.

Advance Notice of Shareholder Proposals and Nominations.  Our by-laws establish an advance notice procedure for shareholders to make nominations of candidates for election as directors or to bring other business before any meeting of our shareholders. The shareholder notice procedure provides that only persons who are nominated by, or at the direction of, the Board, or by a shareholder who has given timely written notice prior to the meeting at which directors are to be elected, will be eligible for election as directors and that, at a shareholders’ meeting, only such business may be conducted as has been brought before the meeting by, or at the direction of, the Board or by a shareholder who has given timely written notice of such shareholder’s intention to bring such business before such meeting.

Under the shareholder notice procedure, for notice of shareholder nominations or other business to be made at a shareholders’ meeting to be timely, such notice must be received by us not less than 90 nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of shareholders.

A shareholder’s notice to us proposing to nominate a person for election as a director or proposing other business must contain certain information specified in the by-laws, including, but not limited to, the identity and address of the nominating shareholder, a representation that the shareholder is a record holder of our stock entitled to vote at the meeting and information regarding each proposed nominee or each proposed matter of business that would be required under the federal securities laws to be included in a proxy statement soliciting proxies for the proposed nominee or the proposed matter of business.

The shareholder notice procedure may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if the proper procedures are not followed, and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal, without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Restrictions on Call of Special Meetings.  Our by-laws provide that special meetings of shareholders can only be called by the Chairman, the Chief Executive Officer or a majority of the entire Board of Directors then in office.

Preferred Stock Authorization.  Our Board, without shareholder approval, has the authority under our Certificate of Incorporation to issue up to 2,000,000 shares of preferred stock. The rights and preferences for any series of preferred stock may be set by the Board of Directors, in its sole discretion and without shareholder approval, and the rights and preferences of any such preferred stock may be superior to those of the common stock and thus may adversely affect the rights of holders of the common stock. As a result, preferred stock, while not intended as a defensive measure against takeovers, could be issued in a relatively quick and easy manner, could adversely affect the rights of holders of common stock and could be issued with terms calculated to delay or prevent a change of control of the Company or make removal of management more difficult.

Conflict with the 1940 Act

Our bylaws provide that, if and to the extent that any provision of the NYBCL or any provision of our charter or by-laws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of 2,000,000 shares of preferred stock, par value $0.10 per share. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without shareholder approval. Subject to the provisions of our Certificate of Incorporation, the Board of Directors is authorized to divide shares of preferred stock into one or more series, to issue the shares of preferred stock in such series, and to fix the number of shares to be included in each series, and the designation, relative rights, preferences and limitations of all shares of each series. Any such an issuance must adhere to the requirements of the 1940 Act, the NYBCL and any other limitations imposed by law.

The 1940 Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.

For any series of preferred stock that we may issue, our Board of Directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe, without limitation, any or all of the following:

•	the number of shares constituting such series and the designation thereof to distinguish the shares of such series from the shares of all other series;
•	the annual dividend rate on the shares of such series and whether such dividends shall be cumulative and, if cumulative, the date from which dividends shall accumulate;
•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our voluntary or involuntary liquidation, dissolution or winding up of our affairs;
•	the voting rights (including but not limited to, the number of votes per share), if any, of shares of such series in addition to voting rights prescribed by law, and the terms, if any, of such voting rights;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	the terms or amount of any sinking fund provided for the purchase or redemption of such series;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

General

We may issue subscription rights to our shareholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our shareholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our shareholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•	the title of such subscription rights;
•	the exercise price for such subscription rights (or method of calculation thereof);
•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•	the number of such subscription rights issued to each shareholder;
•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•	any termination right we may have in connection with such subscription rights offering; and
•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any shareholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of shareholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a shareholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our shareholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default (as defined in “Events of Default” below);

•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;
•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	whether the debt securities are secured and the terms of any security interest;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance after giving effect to any exemptive relief granted to us by the SEC. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to Our Investments — To the extent we use debt to finance our investments, changes in interest rates could affect our cost of capital and net investment income.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

Except as described under “— Events of Default” and “— Merger or Consolidation” below, the indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;
•	whether it imposes fees or charges;
•	how it would handle a request for the holders’ consent, if ever required;
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;
•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;
•	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;
•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;
•	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;
•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;
•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;
•	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;
•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds and your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security;
•	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor, we do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of, or any premium on, a debt security of the series within five days of its due date;
•	we do not pay interest on a debt security of the series within 30 days of its due date;
•	we do not deposit any sinking fund payment in respect of debt securities of the series within five days of its due date;
•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding debt securities of the series);
•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days; or
•	the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months, giving effect to any exemptive relief granted to the Company by the SEC; or
•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer indemnity, security or both satisfactory to the trustee against the costs, expenses and other liabilities of taking that action;
•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and
•	the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell substantially all our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;
•	the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;
•	we must deliver certain certificates and documents to the trustee; and
•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;
•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;
•	adversely affect any right of repayment at the holder’s option;
•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and
•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions — Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, the following must occur:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;

•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments;
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and
•	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments;
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and
•	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “— Indenture Provisions — Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;
•	without interest coupons; and
•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, of the Company will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

We intend to use a nationally recognized financial institution to serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	the number of shares of common stock issuable upon exercise of such warrants;
•	the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the number of such warrants issued with each share of common stock;
•	if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;
•	information with respect to book-entry procedures, if any;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our shareholders authorize the issuance of such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of the Company and its shareholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities. As of the date of this prospectus, our shareholders have not authorized any issuance of warrants beyond those that would otherwise be permitted without shareholder approval under the 1940 Act.

PLAN OF DISTRIBUTION

We may offer, from time to time, in more than one offering, up to $10,000,000 of our securities in one or more underwritten public offerings, at-the-market offerings to or through a market maker or into an existing trading market for our securities, on an exchange or otherwise, negotiated transactions, block trades, best efforts or a combination of these methods. The holders of our common stock will indirectly bear any fees and expenses in connection with any such offering. We may sell our securities through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of our securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of our securities, including: the purchase price and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which our securities may be listed. Only underwriters or agents named in the prospectus supplement will be underwriters or agents of securities offered by the prospectus supplement.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (a) with the consent of the majority of shareholders of our common stock or (b) under such other circumstances as the SEC may permit. The price at which our securities may be distributed may represent a discount from prevailing market prices. As an investor in our securities, you will indirectly bear the expenses incurred in connection with all of the distribution activities described herein.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 10% of the gross proceeds of the sale of our securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of our securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when our securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of our securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Global Market may engage in passive market making transactions in our common stock on the NASDAQ Global Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of our common stock at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell our securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of our securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Global Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with any offering pursuant to this prospectus, will be passed upon for the underwriters, if any, by counsel named in the applicable prospectus supplement.

EXPERTS

The financial statements as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2014 included in this Registration Statement have been so included in reliance on the report (which contains an explanatory paragraph relating to the financial statements inclusion of fair value measurements which have been estimated by the Board of Directors using significant unobservable inputs in the absence of observable inputs as discussed in Note 2 of the financial statements) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

We will furnish, without charge, a copy of such financial statements upon request by writing to 1450 Broadway, 24th Floor, New York, New York 10018, Attention: Investor Relations, or calling 1-877-846-9832.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at Harris & Harris Group, Inc., by telephone at (212) 582-0900, or on our website at http://www.hhvc.com.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Harris & Harris Group and its affiliated companies. This notice supersedes any other privacy notice you may have received from Harris & Harris Group.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our investing activities. However, we do dispose of our publicly traded securities through brokers. Brokers are selected on the basis of our best judgment as to which brokers are most likely to be in contact with likely buyers of the thinly traded securities of our portfolio companies. The management does not execute sales of our publicly held securities through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and to us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser, in accordance with Section 28(e) under the Exchange Act, determines in good faith that such commission is reasonable in relation to the services provided.

OTHER INFORMATION

We are not subject to any material pending or, to our knowledge, threatened legal proceedings.

Our custodian, Union Bank, located at 350 California Street, 8th Floor, San Francisco, California 94104, holds physical custody of our securities.

Our transfer and dividend-paying agent is American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

HARRIS & HARRIS GROUP, INC.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

The following reports and consolidated financial schedules of Harris & Harris Group, Inc. are filed herewith and included in response to Item 8.

Management's Report on Internal Control Over Financial Reporting

Management of the Company is responsible for establishing and maintaining adequate internal control over financial reporting. Internal control over financial reporting is defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act as a process designed by, or under the supervision of, the Company's principal executive and principal financial officers and effected by the Company's Board of Directors, management and other personnel to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that:

•	pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company;
•	provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and
•	provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company's assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness of internal control over financial reporting to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management has assessed the effectiveness of our internal control over financial reporting as of December 31, 2014. In making its assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control-Integrated Framework (2013). Based on the results of this assessment, management (including our Chief Executive Officer and Chief Financial Officer) has concluded that, as of December 31, 2014, the Company's internal control over financial reporting was effective.

The effectiveness of the Company's internal control over financial reporting has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in its report which appears on page 100 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Harris & Harris Group, Inc.:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations, of comprehensive income, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Harris & Harris Group, Inc. and its subsidiaries (hereafter referred to as the “Company”) at December 31, 2014 and December 31, 2013, and the results of their operations and their cash flows, and the changes in their net assets for each of the three years in the period ended December 31, 2014, and the financial highlights for each of the five years in the period ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the accompanying index presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2014, based on criteria established in Internal Control — Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these financial statements, the financial highlights and the financial statement schedule, for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express opinions on these financial statements, on the financial statement schedule and on the Company’s internal control over financial reporting based on our integrated audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. Our procedures included confirmation of securities at December 31, 2014 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

As discussed in Note 2, the financial statements include fair value measurements which have been estimated by the Board of Directors using significant unobservable inputs in the absence of observable inputs. As discussed in Note 2, at December 31, 2014, fair value measurements estimated using significant unobservable inputs are $88,680,947 (80.9% of net assets).

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 16, 2015

HARRIS & HARRIS GROUP, INC.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	December 31, 2014	December 31, 2013
ASSETS
Investments, in portfolio securities at value:
Unaffiliated privately held companies (cost: $22,304,047 and $29,277,213, respectively)	$13,854,906	$29,199,564
Unaffiliated rights to milestone payments (adjusted cost basis: $2,387,278 and $3,291,750, respectively)	3,193,865	3,489,433
Unaffiliated publicly traded securities (cost: $1,741,128 and $2,451,410, respectively)	1,398,085	5,570,796
Non-controlled affiliated privately held companies (cost: $67,236,533 and $71,843,448, respectively)	58,470,864	54,287,040
Non-controlled affiliated publicly traded companies (cost: $5,591,299 and $0, respectively)	8,384,641	0
Controlled affiliated privately held companies (cost: $13,111,030 and $9,065,972, respectively)	4,462,479	1,352,626
Total, investments in private portfolio companies, rights to milestone payments and public securities at value (cost: $112,371,315 and $115,929,793, respectively)	$89,764,840	$93,899,459
Investments, in U.S. Treasury securities at value (cost: $0 and $18,999,765, respectively)	0	18,999,810
Cash	20,748,314	8,538,548
Receivable from sales of investments (Note 2)	0	448,886
Funds held in escrow from sales of investments at value (Note 2)	306,802	1,786,390
Receivable from portfolio company	160,877	54,160
Interest receivable	62,482	22,804
Prepaid expenses	754,856	991,409
Other assets	296,690	322,480
Total assets	$112,094,861	$125,063,946
LIABILITIES & NET ASSETS
Post retirement plan liabilities (Note 9)	$1,267,615	$1,120,262
Accounts payable and accrued liabilities	841,915	785,608
Deferred rent	330,904	353,001
Written call options payable (premiums received:
$0 and $112,382, respectively) (Note 6)	0	103,500
Total liabilities	$2,440,434	$2,362,371
Commitments and contingencies (Note 11)
Net assets	$109,654,427	$122,701,575
Net assets are comprised of:
Preferred stock, $0.10 par value, 2,000,000 shares authorized; none issued	$0	$0
Common stock, $0.01 par value, 45,000,000 shares authorized at 12/31/14 and 12/31/13; 33,109,583 issued at 12/31/14 and 33,026,178 issued at 12/31/13	331,096	330,262
Additional paid in capital (Note 7)	215,051,662	214,320,241
Accumulated net operating and realized loss	(80,434,528)	(67,449,176)
Accumulated unrealized depreciation of investments	(22,606,475)	(22,021,407)
Accumulated other comprehensive income (Note 9)	718,203	927,186
Treasury stock, at cost (1,828,740 shares at 12/31/14 and 12/31/13)	(3,405,531)	(3,405,531)
Net assets	$109,654,427	$122,701,575
Shares outstanding	31,280,843	31,197,438
Net asset value per outstanding share	$3.51	$3.93

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Investment income:
Interest from:
Unaffiliated companies	$121,345	$245,377	$252,138
Non-controlled affiliated companies	91,768	(17,877)	91,500
Controlled affiliated companies	155,827	101,723	169,554
Cash and U.S. Treasury securities and other	9,583	15,436	45,175
Fees for providing managerial assistance to portfolio companies	86,667	0	0
Yield-enhancing fees on debt securities	52,610	46,243	56,274
Rental income from sublease	0	80,000	107,586
Total investment income	517,800	470,902	722,227
Expenses:
Salaries, benefits and stock-based compensation (Note 7)	4,869,716	5,352,672	6,582,714
Administration and operations	679,630	654,949	702,588
Professional fees	1,384,716	1,255,796	1,001,772
Rent (Note 11)	299,048	376,360	408,659
Insurance expense	321,713	377,545	377,065
Directors' fees and expenses	373,627	245,801	296,708
Interest and other debt expense	377,658	116,421	48,126
Custody fees	60,070	58,458	49,349
Depreciation	53,349	55,106	58,589
Total expenses	8,419,527	8,493,108	9,525,570
Net operating loss	(7,901,727)	(8,022,206)	(8,803,343)
Net realized (loss) gain:
Realized gain (loss) from investments:
Unaffiliated companies	4,031,521	105,313	546,055
Unaffiliated rights to milestone payments	536,813	0	0
Non-controlled affiliated companies	(11,199,639)	6,388,601	475,844
Publicly traded companies	1,333,497	12,123,019	(205,919)
Written call options	232,079	(282)	1,605,907
Purchased put options	0	(72,209)	0
U.S. Treasury securities/other	0	(180)	(218)
Realized (loss) gain from investments	(5,065,729)	18,544,262	2,421,669
Income tax expense (Note 10)	17,896	27,994	15,236
Net realized (loss) gain from investments	(5,083,625)	18,516,268	2,406,433
Net (increase) decrease in unrealized depreciation on investments:
Investments	(576,186)	(18,284,402)	(13,477,490)
Written call options	(8,882)	1,382	(112,500)
Net (increase) decrease in unrealized depreciation on investments	(585,068)	(18,283,020)	(13,589,990)
Net realized and unrealized (loss) gain on investments	$(5,668,693)	$233,248	$(11,183,557)
Net decrease in net assets resulting from operations:
Total	$(13,570,420)	$(7,788,958)	$(19,986,900)
Per average basic and diluted outstanding share	$(0.43)	$(0.25)	$(0.65)
Average outstanding shares – basic and diluted	31,222,877	31,138,716	31,000,919

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Net decrease resulting from operations	$(13,570,420)	$(7,788,958)	$(19,986,900)
Other comprehensive (loss) income:
Prior service cost (Note 9)	0	1,101,338	0
Amortization of prior service cost	(208,983)	(174,152)	0
Other comprehensive (loss) income	(208,983)	927,186	0
Comprehensive loss	$(13,779,403)	$(6,861,772)	$(19,986,900)

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Cash flows provided by (used in) operating activities:
Net decrease in net assets resulting from operations	$(13,570,420)	$(7,788,958)	$(19,986,900)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized (loss) gain and change in unrealized depreciation on investments	5,650,797	(261,242)	11,168,321
Depreciation of fixed assets, amortization of premium or discount on U.S. government securities and prepaid assets and accretion of bridge note interest	(109,857)	35,600	(161,781)
Stock-based compensation expense	857,006	1,249,756	2,928,943
Amortization of prior service cost	(208,983)	(174,152)	0
Purchase of U.S. government securities	(19,999,044)	(144,596,150)	(36,492,162)
Sale of U.S. government securities	38,998,052	139,590,790	22,498,512
Purchase of affiliated portfolio companies	(14,016,308)	(17,257,408)	(14,102,326)
Purchase of unaffiliated portfolio companies	(240,500)	(818,880)	(2,409,615)
Payments received on debt investments	953,997	860,641	623,428
Proceeds from sale of investments	13,655,918	29,916,408	8,201,603
Proceeds from call option premiums	338,229	1,040,127	3,082,636
Payments for put and call option purchases	(218,532)	(410,363)	(1,442,079)
Changes in assets and liabilities:
Restricted funds	0	10,015	1,502,016
Receivable from portfolio company	(106,717)	(30,330)	13,501
Interest receivable	(39,678)	26,264	(34,433)
Prepaid expenses	236,553	(193,999)	301,448
Other assets	(619)	12,937	6,636
Post retirement plan liabilities	147,353	17,753	215,489
Accounts payable and accrued liabilities	56,307	(216,910)	355,244
Deferred rent	(22,097)	(15,976)	(10,003)
Net cash provided by (used in) operating activities	12,361,457	995,923	(23,741,522)
Cash flows from investing activities:
Purchase of fixed assets	(26,940)	(13,303)	(15,922)
Net cash used in investing activities	(26,940)	(13,303)	(15,922)
Cash flows from financing activities:
Payment of withholdings related to net settlement of restricted stock	(124,751)	(123,183)	(204,839)
Payment of loan facility closing fees	0	(700,000)	0
Payment of credit facility (Note 4)	0	0	(1,500,000)
Net cash used in financing activities	(124,751)	(823,183)	(1,704,839)
Net increase (decrease) in cash	$12,209,766	$159,437	$(25,462,283)
Cash at beginning of the year	8,538,548	8,379,111	33,841,394
Cash at end of the year	$20,748,314	$8,538,548	$8,379,111
Supplemental disclosures of cash flow information:
Income taxes paid	$17,896	$24,177	$8,075
Interest paid	$0	$0	$27,112

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Changes in net assets from operations:
Net operating loss	$(7,901,727)	$(8,022,206)	$(8,803,343)
Net realized (loss) gain on investments	(5,083,625)	18,516,268	2,406,433
Net (increase) in unrealized depreciation on investments	(576,186)	(18,284,402)	(13,477,490)
Net (decrease) increase in unrealized appreciation on written call options	(8,882)	1,382	(112,500)
Net decrease in net assets resulting from operations	(13,570,420)	(7,788,958)	(19,986,900)
Changes in net assets from capital stock transactions:
Acquisition of vested restricted stock awards to pay required employee withholding tax	(124,751)	(123,183)	(203,676)
Stock-based compensation expense	857,006	1,249,756	2,928,943
Net increase in net assets resulting from capital stock transactions	732,255	1,126,573	2,725,267
Changes in net assets from accumulated other comprehensive (loss) income:
Other comprehensive (loss) income	(208,983)	927,186	0
Net (decrease) increase in net assets resulting from accumulated other comprehensive (loss) income	(208,983)	927,186	0
Net decrease in net assets	(13,047,148)	(5,735,199)	(17,261,633)
Net Assets:
Beginning of the year	122,701,575	128,436,774	145,698,407
End of the year	$109,654,427	$122,701,575	$128,436,774

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2014

	Method of Valuation(1)	Primary Industry(2)	Cost	Shares/ Principal	Value
Investments in Unaffiliated Companies(3) – 16.8% of net assets at value
Private Placement Portfolio (Illiquid)(4) – 12.6% of net assets at value
Bridgelux, Inc.(5)(8)(9)		Energy
Manufacturing high-power light emitting diodes (LEDs) and arrays
Series B Convertible Preferred Stock	(M)		$1,000,000	1,861,504	$607,692
Series C Convertible Preferred Stock	(M)		1,352,196	2,130,699	826,294
Series D Convertible Preferred Stock	(M)		1,371,622	999,999	787,915
Series E Convertible Preferred Stock	(M)		672,599	440,334	724,344
Series E-1 Convertible Preferred Stock	(M)		386,073	399,579	499,686
Warrants for Series C Convertible Preferred Stock expiring 8/31/15	(I)		168,270	163,900	32,815
Warrants for Series D Convertible Preferred Stock expiring 8/31/15	(I)		128,543	166,665	35,139
Warrants for Series E Convertible Preferred Stock expiring 12/31/17	(I)		93,969	170,823	36,448
Warrants for Common Stock expiring 6/1/16	(I)		72,668	132,100	6,562
Warrants for Common Stock expiring 8/9/18	(I)		148,409	171,183	29,966
Warrants for Common Stock expiring 10/21/18	(I)		18,816	84,846	4,215
			5,413,165		3,591,076
Cambrios Technologies Corporation(5)(8)(9)		Electronics
Developing nanowire-enabled electronic materials for the display industry
Series B Convertible Preferred Stock	(I)		1,294,025	1,294,025	41,829
Series C Convertible Preferred Stock	(I)		1,300,000	1,300,000	42,022
Series D Convertible Preferred Stock	(I)		515,756	515,756	358,416
Series D-2 Convertible Preferred Stock	(I)		92,400	92,400	32,361
Series D-4 Convertible Preferred Stock	(I)		216,168	216,168	75,708
			3,418,349		550,336
Cobalt Technologies, Inc.(5)(8)(9)(10)		Energy
Developing processes for making bio-butanol through biomass fermentation
Series C-1 Convertible Preferred Stock	(M)		749,998	352,112	0
Series D-1 Convertible Preferred Stock	(M)		122,070	48,828	0
Series E-1 Convertible Preferred Stock	(M)		114,938	46,089	0
Warrants for Series E-1 Pref. Stock expiring on 10/9/22	(I)		2,781	1,407	0
Warrants for Series E-1 Pref. Stock expiring on 3/11/23	(I)		5,355	2,707	0
			995,142		0
GEO Semiconductor Inc.(5)(11)		Electronics
Developing programmable, high-performance video and geometry processing solutions Loan and Security Agreement with GEO Semiconductor relating to the following assets:
Warrants for Series A Pref. Stock expiring on 3/1/18	(I)		7,512	10,000	10,919
Warrants for Series A-1 Pref. Stock expiring on 6/29/18	(I)		7,546	10,000	12,010
			15,058		22,929

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2014 – (continued)

	Method of Valuation(1)	Primary Industry(2)	Cost	Shares/ Principal	Value
Investments in Unaffiliated Companies(3) – 16.8% of net assets at value (Cont.)
Private Placement Portfolio (Illiquid)(4) – 12.6% of net assets at value (Cont.)
Mersana Therapeutics, Inc.(5)(8)(9)(12)		Life Sciences
Developing antibody drug conjugates for cancer therapy
Series A-1 Convertible Preferred Stock	(I)		$683,538	635,081	$434,387
Common Stock	(I)		3,875,395	350,539	138,048
			4,558,933		572,435
Molecular Imprints, Inc.(5)(8)(9)(13)		Electronics
Manufacturing nanoimprint lithography capital equipment for non-semiconductor manufacturing markets
Series A Convertible Preferred Stock	(M)		928,884	928,884	928,884
Nanosys, Inc.(5)(8)		Energy
Developing inorganic nanowires and quantum dots for use in LED-backlit devices
Series C Convertible Preferred Stock	(M)		1,500,000	803,428	932,035
Series D Convertible Preferred Stock	(M)		3,000,003	1,016,950	2,530,003
Series E Convertible Preferred Stock	(M)		496,573	433,688	844,004
			4,996,576		4,306,042
Nano Terra, Inc.(5)		Energy
Developing surface chemistry and nano-manufacturing solutions
Senior secured debt, 12.0%, maturing on 12/1/15	(I)		349,966	$385,369	383,180
Warrants for Series A-2 Pref. Stock expiring on 2/22/21	(I)		69,168	446,248	13
Warrants for Series C Pref. Stock expiring on 11/15/22	(I)		35,403	241,662	66,673
			454,537		449,866
Nantero, Inc.(5)(8)(9)		Electronics
Developing a high-density, nonvolatile, random access memory chip, enabled by carbon nanotubes
Series A Convertible Preferred Stock	(I)		489,999	345,070	1,440,529
Series B Convertible Preferred Stock	(I)		323,000	207,051	871,532
Series C Convertible Preferred Stock	(I)		571,329	188,315	941,639
Series D Convertible Preferred Stock	(I)		139,075	35,569	179,638
			1,523,403		3,433,338
Total Unaffiliated Private Placement Portfolio (cost: $22,304,047)					$13,854,906

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2014 – (continued)

	Method of Valuation(1)	Primary Industry(2)	Cost	Shares/ Principal	Value
Investments in Unaffiliated Companies(3) – 16.8% of net assets at value (Cont.)
Rights to Milestone Payments (Illiquid)(6) – 2.9% of net assets at value
Amgen, Inc.(8)(9)		Life Sciences
Rights to Milestone Payments from Acquisition of BioVex Group, Inc.	(I)		$1,757,608	$1,757,608	$2,564,917
Laird Technologies, Inc.(8)(9)		Energy
Rights to Milestone Payments from Merger & Acquisition of Nextreme Thermal Solutions, Inc	(I)		0	0	0
Canon, Inc.(8)(9)		Electronics
Rights to Milestone Payments from Acquisition of Molecular Imprints, Inc.	(I)		629,670	$629,670	628,948
Total Unaffiliated Rights to Milestone Payments (cost: $2,387,278)					$3,193,865
Publicly Traded Portfolio(7) – 1.3% of net assets at value
Solazyme, Inc.(5)(9)		Energy
Developing algal biodiesel, industrial chemicals and specialty ingredients using synthetic biology Common Stock	(M)		118,099	50,000	129,000
Champions Oncology, Inc.(5)(9)		Life Sciences
Developing its TumorGraftTM platform for personalized medicine and drug development Common Stock	(M)		1,622,629	2,523,895	1,261,695
Warrants for Common Stock expiring 1/29/18	(I)		400	40,000	7,390
			1,623,029		1,269,085
Total Unaffiliated Publicly Traded Portfolio (cost: $1,741,128)					$1,398,085
Total Investments in Unaffiliated Companies (cost: $26,432,453)					$18,446,856
Investments in Non-Controlled Affiliated Companies(3) – 61.0% of net assets at value
Private Placement Portfolio (Illiquid)(14) – 53.3% of net assets at value
ABSMaterials, Inc.(5)(8)(9)		Energy
Developing nano-structured absorbent materials for environmental remediation
Series A Convertible Preferred Stock	(I)		435,000	390,000	291,875
Series B Convertible Preferred Stock	(I)		1,217,644	1,037,751	1,255,717
			1,652,644		1,547,592
Accelerator IV-New York Corporation(8)(9)(15)(16)		Life Sciences
Identifying and managing emerging biotechnology companies
Series A Common Stock	(I)		216,012	216,012	51,627
Adesto Technologies Corporation(5)(8)(9)(17)		Electronics
Developing low-power, high-performance memory devices
Series A Convertible Preferred Stock	(H)		2,200,000	6,547,619	1,652,609
Series B Convertible Preferred Stock	(H)		2,200,000	5,952,381	1,527,457
Series C Convertible Preferred Stock	(H)		1,485,531	2,122,187	632,526
Series D Convertible Preferred Stock	(H)		1,393,147	1,466,470	612,462
Series D-1 Convertible Preferred Stock	(H)		703,740	987,706	356,159
Series E Convertible Preferred Stock	(H)		2,499,999	3,508,771	10,042,110
			10,482,417		14,823,323

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2014 – (continued)

	Method of Valuation(1)	Primary Industry(2)	Cost	Shares/ Principal	Value
Investments in Non-Controlled Affiliated Companies(3) – 61.0% of net assets at value (Cont.)
Private Placement Portfolio (Illiquid)(14) – 53.3% of net assets at value (Cont.)
AgBiome, LLC(5)(8)(9)		Life Sciences
Providing early-stage research and discovery for agriculture and utilizing the crop microbiome to identify products that reduce risk and improve yield
Series A-1 Convertible Preferred Stock	(I)		$2,000,000	2,000,000	$2,406,210
Series A-2 Convertible Preferred Stock	(I)		521,740	417,392	583,494
			2,521,740		2,989,704
D-Wave Systems, Inc.(8)(18)		Electronics
Developing high-performance quantum computing systems
Series 1 Class B Convertible Preferred Stock	(H)		1,002,074	1,144,869	1,766,715
Series 1 Class C Convertible Preferred Stock	(H)		487,804	450,450	699,457
Series 1 Class D Convertible Preferred Stock	(H)		748,473	855,131	1,327,843
Series 1 Class E Convertible Preferred Stock	(H)		248,049	269,280	435,260
Series 1 Class F Convertible Preferred Stock	(H)		238,323	258,721	418,193
Series 1 Class H Convertible Preferred Stock	(H)		909,088	460,866	870,998
Series 2 Class D Convertible Preferred Stock	(H)		736,019	678,264	1,053,205
Series 2 Class E Convertible Preferred Stock	(H)		659,493	513,900	839,844
Series 2 Class F Convertible Preferred Stock	(H)		633,631	493,747	806,909
Warrants for Common Stock expiring 6/30/15	(I)		98,644	153,890	108,479
Warrants for Common Stock expiring 5/12/19	(I)		26,357	20,415	8,351
			5,787,955		8,335,254
EchoPixel, Inc.(5)(8)(9)		Life Sciences
Developing algorithms and software to improve visualization of data for life science and healthcare applications
Series Seed Convertible Preferred Stock	(I)		1,250,000	4,194,630	1,312,425
Ensemble Therapeutics Corporation(5)(8)		Life Sciences
Developing DNA-Programmed ChemistryTM for the discovery of new classes of therapeutics
Series B Convertible Preferred Stock	(I)		2,000,000	1,449,275	1,060,023
Series B-1 Convertible Preferred Stock	(I)		679,754	492,575	1,833,862
			2,679,754		2,893,885
HZO, Inc.(5)(8)(9)		Electronics
Developing novel industrial coatings that protect electronics against damage from liquids
Common Stock	(I)		666,667	405,729	322,832
Series I Convertible Preferred Stock	(I)		5,709,835	2,266,894	4,482,097
Series II Convertible Preferred Stock	(I)		2,000,003	539,710	2,113,002
			8,376,505		6,917,931
Laser Light Engines, Inc.(5)(8)		Energy
Manufactured solid-state light sources for digital cinema and large-venue projection displays
Series A Convertible Preferred Stock	(M)		2,000,000	7,499,062	0
Series B Convertible Preferred Stock	(M)		3,095,802	13,571,848	0
Secured Convertible Bridge Note, 12%, acquired 10/7/11	(M)		200,000	$200,000	0

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2014 – (continued)

	Method of Valuation(1)	Primary Industry(2)	Cost	Shares/ Principal	Value
Investments in Non-Controlled Affiliated Companies(3) – 61.0% of net assets at value (Cont.)
Private Placement Portfolio (Illiquid)(14) – 53.3% of net assets at value (Cont.)
Secured Convertible Bridge Note, 12%, acquired 11/17/11	(M)		$95,652	$95,652	$0
Secured Convertible Bridge Note, 12%, acquired 12/21/11	(M)		82,609	$82,609	0
Secured Convertible Bridge Note, 12%, acquired 3/5/12	(M)		434,784	$434,784	0
Secured Convertible Bridge Note, 12%, acquired 7/26/12	(M)		186,955	$186,955	0
Secured Convertible Bridge Note, 20%, acquired 4/29/13	(M)		166,667	$166,667	0
Secured Convertible Bridge Note, 20%, acquired 7/22/13	(M)		166,667	$166,667	0
Secured Convertible Bridge Note, 10%, acquired 10/30/13	(M)		80,669	$80,669	0
Secured Convertible Bridge Note, 10%, acquired 2/5/14	(M)		19,331	$19,331	0
Secured Convertible Bridge Note, 10%, acquired 6/24/14	(M)		13,745	$13,745	0
			6,542,881		0
Metabolon, Inc.(5)(8)(9)		Life Sciences
Developing service and diagnostic products through the use of a metabolomics, or biochemical, profiling platform
Series B Convertible Preferred Stock	(H)		2,500,000	371,739	2,781,374
Series B-1 Convertible Preferred Stock	(H)		706,214	148,696	1,158,654
Series C Convertible Preferred Stock	(H)		1,000,000	1,000,000	2,535,525
Series D Convertible Preferred Stock	(H)		1,499,999	835,882	2,179,624
Series E Convertible Preferred Stock	(H)		1,225,000	444,404	1,556,847
Warrants for Series B-1 Convertible Preferred Stock expiring 3/25/15	(I)		293,786	74,348	484,535
			7,224,999		10,696,559
OpGen, Inc.(8)(19)		Life Sciences
Developing tools for genomic sequence assembly and analysis
Series A Convertible Preferred Stock	(H)		610,017	610,017	606,252
Common Stock	(H)		3,260,000	29,883	22,752
Secured Convertible Bridge Note, 8%, acquired 7/11/14	(H)		216,991	$209,020	273,908
Secured Convertible Bridge Note, 8%, acquired 10/16/14	(H)		254,278	$250,000	256,571
Secured Convertible Bridge Note, 8%, acquired 11/14/14	(H)		202,133	$200,000	203,633
Secured Convertible Bridge Note, 8%, acquired 12/29/14	(H)		100,067	$100,000	100,561
			4,643,486		1,463,677

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2014 – (continued)

	Method of Valuation(1)	Primary Industry(2)	Cost	Shares/ Principal	Value
Investments in Non-Controlled Affiliated Companies(3) – 61.0% of net assets at value (Cont.)
Private Placement Portfolio (Illiquid)(14) – 53.3% of net assets at value (Cont.)
Produced Water Absorbents, Inc.(5)(8)		Energy
Developing nano-structured absorbent materials for environmental remediation of contaminated water in the oil and gas industries
Series A Convertible Preferred Stock	(M)		$1,000,000	1,000,000	$300,215
Series B Convertible Preferred Stock	(M)		1,496,865	5,987,460	2,188,272
Series B-2 Convertible Preferred Stock	(M)		1,015,427	4,322,709	1,579,844
Series B-3 Convertible Preferred Stock	(M)		978,641	3,914,564	1,430,677
Series C Convertible Preferred Stock	(M)		1,000,268	2,667,380	755,130
Subordinated Secured Debt, 12%, maturing on 6/30/15	(M)		979,253	$1,000,000	979,450
Warrants for Series B-2 Preferred Stock expiring upon liquidation event	(I)		65,250	300,000	44,014
			6,535,704		7,277,602
SiOnyx, Inc.(5)(8)		Electronics
Developing silicon-based optoelectronic products enabled by its proprietary Black Silicon
Series A Convertible Preferred Stock	(I)		750,000	233,499	0
Series A-1 Convertible Preferred Stock	(I)		890,000	2,966,667	0
Series A-2 Convertible Preferred Stock	(I)		2,445,000	4,207,537	0
Series B-1 Convertible Preferred Stock	(I)		1,169,561	1,892,836	0
Series C Convertible Preferred Stock	(I)		1,171,316	1,674,030	0
Secured Convertible Bridge Note, 8%, acquired 1/31/14	(I)		1,281,125	$1,281,125	0
Secured Convertible Bridge Note, 8%, acquired 5/9/14	(I)		76,966	$93,976	0
Secured Convertible Bridge Note, 10%, acquired 12/12/14	(I)		69,382	$68,999	161,285
Warrants for Series B-1 Convertible Preferred Stock expiring 2/23/17	(I)		130,439	247,350	0
Warrants for Common Stock expiring 3/28/17	(I)		84,207	418,507	0
Warrants for Common Stock expiring 5/9/19	(I)		17,010	3,208	0
			8,085,006		161,285
Ultora, Inc.(5)(8)		Energy
Developing energy-storage devices enabled by carbon nanotubes
Series A Convertible Preferred Stock	(I)		886,830	17,736	0
Series B Convertible Preferred Stock	(I)		236,603	2,347,254	0
Secured Convertible Bridge Note, 5%, acquired 5/7/14	(I)		86,039	$86,039	0
Secured Convertible Bridge Note, 5%, acquired 8/20/14	(I)		17,208	$17,208	0
Secured Convertible Bridge Note, 5%, acquired 10/14/14	(I)		10,750	$10,750	0
			1,237,430		0
Total Non-Controlled Private Placement Portfolio (cost: $67,236,533)					$58,470,864

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2014 – (continued)

	Method of Valuation(1)	Primary Industry(2)	Cost	Shares/ Principal	Value
Investments in Non-Controlled Affiliated Companies(3) – 61.0% of net assets at value (Cont.)
Publicly Traded Portfolio(20) – 7.7% of net assets at value
Enumeral Biomedical Holdings, Inc.(5)(21)		Life Sciences
Developing therapeutics and diagnostics through functional assaying of single cells
Common Stock	(M)		$4,993,357	7,966,368	$7,251,178
Warrants for Common Stock expiring 7/30/19	(I)		540,375	1,500,000	874,594
Warrants for Common Stock expiring 2/2/24	(I)		57,567	255,120	208,179
Options to Purchase Common Stock at $1.00 expiring 8/4/24	(I)		0	56,667	50,690
			5,591,299		8,384,641
Total Non-Controlled Publicly Traded Portfolio (cost: $5,591,299)					$8,384,641
Total Investments in Non-Controlled Affiliated Companies (cost: $72,827,832)					$66,855,505
Investments in Controlled Affiliated Companies(3) – 4.1% of net assets at value
Private Placement Portfolio (Illiquid)(22) – 4.1% of net assets at value
ProMuc, Inc.(5)(8)		Life Sciences
Developing synthetic mucins for the nutritional, food and healthcare markets
Common Stock	(M)		1	1,000	1
Secured Convertible Bridge Note, 8%, acquired 12/18/13	(M)		379,074	$350,000	379,074
Secured Convertible Bridge Note, 8%, acquired 8/13/14	(M)		103,090	$100,000	103,090
			482,165		482,165
Senova Systems, Inc.(5)(8)		Life Sciences
Developing next-generation sensors to measure pH
Series B Convertible Preferred Stock	(I)		1,218,462	1,350,000	403,123
Series B-1 Convertible Preferred Stock	(I)		1,083,960	2,759,902	899,187
Series C Convertible Preferred Stock	(I)		608,287	811,049	609,349
Warrants for Series B Preferred Stock expiring 10/15/17	(I)		131,538	164,423	49,098
Warrants for Series B Preferred Stock expiring 4/24/18	(I)		20,000	25,000	7,465
			3,062,247		1,968,222
SynGlyco, Inc.(5)(8)		Life Sciences
Developed synthetic carbohydrates for pharmaceutical applications
Common Stock	(I)		2,729,817	57,463	0
Series A' Convertible Preferred Stock	(I)		4,855,627	4,855,627	0
Senior Secured Debt, 12.00%, maturing on 12/11/14	(I)		424,101	$500,000	820,119
Secured Convertible Bridge Note, 8%, acquired 1/23/13	(I)		406,417	$350,000	204,763
Secured Convertible Bridge Note, 8%, acquired 4/25/13	(I)		341,825	$300,000	172,220
			8,757,787		1,197,102

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2014 – (continued)

	Method of Valuation(1)	Primary Industry(2)	Cost	Shares/ Principal	Value
Investments in Controlled Affiliated Companies(3) – 4.1% of net assets at value (Cont.)
Private Placement Portfolio (Illiquid)(22) – 4.1% of net assets at value (Cont.)
TARA Biosystems, Inc.(5)(8)(15)		Life Sciences
Developing human tissue models for toxicology and drug discovery applications
Common Stock	(M)		$20	2,000,000	$20
Secured Convertible Bridge Note, 8%, acquired 8/20/14	(M)		308,811	$300,000	308,811
			308,831		308,831
UberSeq, Inc.(5)(8)(9)(15)		Life Sciences
Developing translational genomics solutions
Series Seed Convertible Preferred Stock	(I)		500,000	500,000	506,159
Total Controlled Private Placement Portfolio (cost: $13,111,030)					$4,462,479
Total Investments in Controlled Affiliated Companies (cost: $13,111,030)					$4,462,479
Total Private Placement and Publicly Traded Portfolio (cost: $112,371,315)					$89,764,840
Total Investments (cost: $112,371,315)					$89,764,840

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2014 – (continued)

Notes to Consolidated Schedule of Investments

(1)	See “Footnote to Consolidated Schedule of Investments” on page F-31 for a description of the “Valuation Procedures.”
(2)	We classify “Energy” companies as those that seek to improve performance, productivity or efficiency, and to reduce environmental impact, waste, cost, energy consumption or raw materials. We classify “Electronics” companies as those that address problems in electronics-related industries, including semiconductors. We classify “Life Sciences” companies as those that address problems in life sciences-related industries, including biotechnology, agriculture, advanced materials and chemicals, healthcare, bioprocessing, water, industrial biotechnology, food, nutrition and energy.
(3)	Investments in unaffiliated companies consist of investments in which we own less than five percent of the voting shares of the portfolio company. Investments in non-controlled affiliated companies consist of investments in which we own five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we hold one or more seats on the portfolio company’s board of directors but do not control the company. Investments in controlled affiliated companies consist of investments in which we own 25 percent or more of the voting shares of the portfolio company or otherwise control the company.
(4)	The aggregate cost for federal income tax purposes of investments in unaffiliated privately held companies is $22,304,047. The gross unrealized appreciation based on the tax cost for these securities is $7,872. The gross unrealized depreciation based on the tax cost for these securities is $8,457,013.
(5)	All or a portion of the investments or instruments are pledged as collateral under our Loan Facility.
(6)	The aggregate cost for federal income tax purposes of investments in unaffiliated rights to milestone payments is $2,387,278. The gross unrealized appreciation based on the tax cost for these securities is $807,309. The gross unrealized depreciation based on the tax cost for these securities is $722.
(7)	The aggregate cost for federal income tax purposes of investments in unaffiliated publicly traded companies is $1,741,128. The gross unrealized appreciation based on the tax cost for these securities is $10,901. The gross unrealized depreciation based on the tax cost for these securities is $353,944.
(8)	We are subject to legal restrictions on the sale of our investment(s) in this company.
(9)	Represents a non-income producing security. Investments that have not paid dividends or interest within the last 12 months are considered to be non-income producing.
(10)	Cobalt Technologies, Inc., also does business as Cobalt Biofuels.
(11)	On March 11, 2015, we submitted notice to exercise our put option for our remaining warrants of GEO Semiconductor, Inc.
(12)	With our investment in the Mersana Therapeutics, Inc., Series A-1 financing, we received a warrant to purchase 277,760 shares of Series A-2 Convertible Preferred Stock. The ability to exercise the warrant is contingent upon Mersana's achievement of certain milestones. Mersana has not achieved those milestones as of December 31, 2014, and, therefore, this warrant is a contingent asset as of that date. In January 2015, the holders of these warrants, including the Company, elected to cancel them owing to the milestones being impossible to achieve.
(13)	Upon the closing of Canon, Inc.'s acquisition of Molecular Imprints, Inc.'s semiconductor lithography equipment business, a new spin-out company, which retained the name Molecular Imprints, Inc., was formed. These shares represent our investment in the new company.
(14)	The aggregate cost for federal income tax purposes of investments in non-controlled affiliated privately held companies is $67,236,533. The gross unrealized appreciation based on the tax cost for these securities is $11,846,184. The gross unrealized depreciation based on the tax cost for these securities is $20,611,853.
(15)	Initial investment was made in 2014.
(16)	As part of our initial investment in Accelerator IV-New York Corporation, the Company made an additional operating and investment commitment. See “Note 11. Commitments and Contingencies.”
(17)	Adesto Technologies Corporation's Series E shares have certain rights and preferences in a sale or IPO that are not ascribed to the other classes of stock.

The accompanying notes are an integral part of this consolidated schedule.

HARRIS & HARRIS GROUP, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2014 – (continued)

(18)	D-Wave Systems, Inc., is located and is doing business primarily in Canada. We invested in D-Wave through Parallel Universes, Inc., a Delaware company. Our investment is denominated in Canadian dollars and is subject to foreign currency translation. See “Note 2. Summary of Significant Accounting Policies.” D-Wave is not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire non-qualifying assets unless, at the time the acquisition is made, qualifying assets are at least 70 percent of our total assets.
(19)	On March 3, 2015, OpGen, Inc., filed a registration statement on Form S-1 to seek an IPO. There can be no assurances if or when such IPO will occur or if it will be successful.
(20)	The aggregate cost for federal income tax purposes of investments in non-controlled affiliated publicly traded companies is $5,591,299. The gross unrealized appreciation based on the tax cost for these securities is $2,793,342. The gross unrealized depreciation based on the tax cost for these securities is $0.
(21)	The Company's shares of Enumeral Biomedical Holdings, Inc., are subject to restrictions on transfer, and we are also subject to a lock-up agreement that restricts our ability to trade these shares, exclusive of the general restriction on the transfer of unregistered securities. The lock-up period on our 7,966,368 shares of Enumeral Biomedical Holdings expires on January 31, 2016.
(22)	The aggregate cost for federal income tax purposes of investments in controlled affiliated companies is $13,111,030. The gross unrealized appreciation based on the tax cost for these securities is $6,159. The gross unrealized depreciation based on the tax cost for these securities is $8,654,710.

The accompanying notes are an integral part of this consolidated schedule.

HARRIS & HARRIS GROUP, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2013

	Method of Valuation(1)	Primary Industry(2)	Cost	Shares/ Principal	Value
Investments in Unaffiliated Companies(3) – 31.2% of net assets at value
Private Placement Portfolio (Illiquid)(4) – 23.8% of net assets at value
Bridgelux, Inc.(5)(8)(10)		Energy
Manufacturing high-power light emitting diodes (LEDs) and arrays
Series B Convertible Preferred Stock	(M)		$1,000,000	1,861,504	$318,898
Series C Convertible Preferred Stock	(M)		1,352,196	2,130,699	365,014
Series D Convertible Preferred Stock	(M)		1,371,622	999,999	1,070,897
Series E Convertible Preferred Stock	(M)		672,599	440,334	704,760
Series E-1 Convertible Preferred Stock	(M)		386,073	399,579	468,606
Warrants for Series C Convertible Preferred Stock expiring 12/31/14	(I)		168,270	163,900	2,762
Warrants for Series D Convertible Preferred Stock expiring 8/26/14	(I)		88,531	124,999	40,686
Warrants for Series D Convertible Preferred Stock expiring 3/10/15	(I)		40,012	41,666	19,466
Warrants for Series E Convertible Preferred Stock expiring 12/31/17	(I)		93,969	170,823	190,679
Warrants for Common Stock expiring 6/1/16	(I)		72,668	132,100	1,656
Warrants for Common Stock expiring 8/9/18	(I)		148,409	171,183	13,538
Warrants for Common Stock expiring 10/21/18	(I)		18,816	84,846	3,680
			5,413,165		3,200,642
Cambrios Technologies Corporation(5)(8)(10)		Electronics
Developing nanowire-enabled electronic materials for the display industry
Series B Convertible Preferred Stock	(M)		1,294,025	1,294,025	1,165,383
Series C Convertible Preferred Stock	(M)		1,300,000	1,300,000	1,170,764
Series D Convertible Preferred Stock	(M)		515,756	515,756	773,634
Series D-2 Convertible Preferred Stock	(M)		92,400	92,400	92,400
Series D-4 Convertible Preferred Stock	(M)		216,168	216,168	216,168
			3,418,349		3,418,349
Cobalt Technologies, Inc.(5)(8)(9)(11)		Energy
Developing processes for making bio-butanol through biomass fermentation
Series C-1 Convertible Preferred Stock	(M)		749,998	352,112	704,400
Series D-1 Convertible Preferred Stock	(M)		122,070	48,828	106,152
Series E-1 Convertible Preferred Stock	(M)		114,938	46,089	84,634
Warrants for Series E-1 Pref. Stock expiring on 10/9/22	(I)		2,781	1,407	2,163
Warrants for Series E-1 Pref. Stock expiring on 3/11/23	(I)		5,355	2,707	4,209
			995,142		901,558

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2013 – (continued)

	Method of Valuation(1)	Primary Industry(2)	Cost	Shares/ Principal	Value
Investments in Unaffiliated Companies(3) – 31.2% of net assets at value (Cont.)
Private Placement Portfolio (Illiquid)(4) – 23.8% of net assets at value (Cont.)
Ensemble Therapeutics Corporation(5)(8)(9)(12)		Life Sciences
Developing DNA-Programmed ChemistryTM for the discovery of new classes of therapeutics
Series B Convertible Preferred Stock	(H)		$2,000,000	1,449,275	$1,419,855
Secured Convertible Bridge Note, 8%, acquired 9/11/08	(H)		356,567	$250,211	1,321,657
Secured Convertible Bridge Note, 8%, acquired 12/10/09	(H)		64,767	$48,868	253,257
Secured Convertible Bridge Note, 8%, acquired 1/25/12	(H)		126,386	$109,400	548,354
Secured Convertible Bridge Note, 8%, acquired 3/28/13	(H)		78,121	$73,598	361,996
Secured Convertible Bridge Note, 8%, acquired 6/24/13	(H)		26,845	$25,759	126,201
Secured Convertible Bridge Note, 8%, acquired 7/8/13	(H)		14,530	$13,983	68,467
			2,667,216		4,099,787
GEO Semiconductor Inc.(5)		Electronics
Developing programmable, high-performance video and geometry processing solutions Participation Agreement with Montage Capital relating to the following assets:
Warrants for Series A Pref. Stock expiring on 9/17/17	(I)		66,684	100,000	82,270
Warrants for Series A-1 Pref. Stock expiring on 6/30/18	(I)		23,566	34,500	32,132
Loan and Security Agreement with GEO Semiconductor relating to the following assets:
Warrants for Series A Pref. Stock expiring on 3/1/18	(I)		7,512	10,000	8,007
Warrants for Series A-1 Pref. Stock expiring on 6/29/18	(I)		7,546	10,000	8,478
			105,308		130,887
Mersana Therapeutics, Inc.(5)(8)(9)(10)(13)		Life Sciences
Developing antibody drug conjugates for cancer therapy
Series A-1 Convertible Preferred Stock	(M)		443,038	411,630	443,038
Common Stock	(M)		3,875,395	350,539	108,667
			4,318,433		551,705
Molecular Imprints, Inc.(5)(8)(10)(14)(15)		Electronics
Manufacturing nanoimprint lithography capital equipment
Series B Convertible Preferred Stock	(I)		2,000,000	1,333,333	1,876,501
Series C Convertible Preferred Stock	(I)		2,406,595	1,285,071	2,359,061
Non-Convertible Bridge Note	(I)		0	$0	4,043,381
			4,406,595		8,278,943

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2013 – (continued)

	Method of Valuation(1)	Primary Industry(2)	Cost	Shares/ Principal	Value
Investments in Unaffiliated Companies(3) – 31.2% of net assets at value (Cont.)
Private Placement Portfolio (Illiquid)(4) – 23.8% of net assets at value (Cont.)
Nanosys, Inc.(5)(8)		Energy
Developing inorganic nanowires and quantum dots for use in LED-backlit devices
Series C Convertible Preferred Stock	(M)		$1,500,000	803,428	$1,098,762
Series D Convertible Preferred Stock	(M)		3,000,003	1,016,950	2,196,781
Series E Convertible Preferred Stock	(M)		496,573	433,688	705,827
Unsecured Convertible Bridge Note, 4%, acquired 7/16/12	(M)		46,385	$43,821	127,016
			5,042,961		4,128,386
Nano Terra, Inc.(5)(9)		Energy
Developing surface chemistry and nano-manufacturing solutions
Senior secured debt, 12.0%, maturing on 12/1/15	(I)		663,322	$698,725	680,000
Warrants for Series A-2 Pref. Stock expiring on 2/22/21	(I)		69,168	446,248	21,858
Warrants for Series C Pref. Stock expiring on 11/15/22	(I)		35,403	241,662	90,476
			767,893		792,334
Nantero, Inc.(5)(8)(9)(10)		Electronics
Developing a high-density, nonvolatile, random access memory chip, enabled by carbon nanotubes
Series A Convertible Preferred Stock	(M)		489,999	345,070	1,349,224
Series B Convertible Preferred Stock	(M)		323,000	207,051	809,569
Series C Convertible Preferred Stock	(M)		571,329	188,315	736,312
Series D Convertible Preferred Stock	(M)		139,075	35,569	139,075
			1,523,403		3,034,180
OHSO Clean, Inc.(5)(16)		Life Sciences
Developing natural, hypoallergenic household cleaning products enabled by nanotechnology-enabled formulations of thyme oil
Participation Agreement with Montage
Capital relating to the following assets:
Senior secured debt, 13.00%, maturing on 3/31/15	(I)		527,006	$624,640	592,100
Warrants for Series C Pref. Stock expiring on 3/30/22	(I)		91,742	1,109,333	70,693
			618,748		662,793
Total Unaffiliated Private Placement Portfolio (cost: $29,277,213)					$29,199,564

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2013 – (continued)

	Method of Valuation(1)	Primary Industry(2)	Cost	Shares/ Principal	Value
Rights to Milestone Payments (Illiquid)(6) – 2.9% of net assets at value
Amgen, Inc.(8)(10)		Life Sciences
Rights to Milestone Payments from Acquisition of BioVex Group, Inc.	(I)		$3,291,750	$3,291,750	$3,489,433
Laird Technologies, Inc.(8)(10)		Energy
Rights to Milestone Payments from Merger & Acquisition of Nextreme Thermal Solutions, Inc	(I)		0	0	0
Total Unaffiliated Rights to Milestone Payments (cost: $3,291,750)					$3,489,433
Publicly Traded Portfolio(7) – 4.5% of net assets at value
Solazyme, Inc.(5)(10)(17)		Energy
Developing algal biodiesel, industrial chemicals and specialty ingredients using synthetic biology Common Stock	(M)		396,564	167,834	1,827,712
Champions Oncology, Inc.(5)(10)		Life Sciences
Developing its TumorGraftTM platform for personalized medicine and drug development Common Stock	(M)		2,054,446	3,099,651	3,719,582
Warrants for Common Stock expiring 1/29/18	(I)		400	40,000	23,502
			2,054,846		3,743,084
Total Unaffiliated Publicly Traded Portfolio (cost: $2,451,410)					$5,570,796
Total Investments in Unaffiliated Companies (cost: $35,020,373)					$38,259,793
Investments in Non-Controlled Affiliated Companies(3) – 44.2% of net assets at value
Private Placement Portfolio (Illiquid)(18) – 44.2% of net assets at value
ABSMaterials, Inc.(5)(8)(9)		Energy
Developing nano-structured absorbent materials for environmental remediation
Series A Convertible Preferred Stock	(M)		$435,000	390,000	$471,900
Series B Convertible Preferred Stock	(M)		717,644	624,528	755,679
			1,152,644		1,227,579
Adesto Technologies Corporation(5)(8)(19)		Electronics
Developing low-power, high-performance memory devices
Series A Convertible Preferred Stock	(M)		2,200,000	6,547,619	1,388,276
Series B Convertible Preferred Stock	(M)		2,200,000	5,952,381	1,262,070
Series C Convertible Preferred Stock	(M)		1,485,531	2,122,187	449,963
Series D Convertible Preferred Stock	(M)		1,393,147	1,466,470	1,070,067
Series D-1 Convertible Preferred Stock	(M)		703,740	987,706	561,291
Series E Convertible Preferred Stock	(M)		2,499,999	3,508,771	9,969,781
			10,482,417		14,701,448

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2013 – (continued)

	Method of Valuation(1)	Primary Industry(2)	Cost	Shares/ Principal	Value
Investments in Non-Controlled Affiliated Companies(3) – 44.2% of net assets at value (Cont.)
Private Placement Portfolio (Illiquid)(18) – 44.2% of net assets at value (Cont.)
AgBiome, LLC (formerly AgInnovation, LLC)(5)(8)(9)(10)(20)		Life Sciences
Providing early stage research and discovery for agriculture and utilizing the crop microbiome to identify products that reduce risk and improve yield
Series A-1 Convertible Preferred Stock	(M)		$2,000,000	2,000,000	$2,456,834
Series A-2 Convertible Preferred Stock	(M)		521,740	417,392	564,906
			2,521,740		3,021,740
Contour Energy Systems, Inc.(5)(8)(9)(10)(21)		Energy
Developing batteries using nano-structured materials
Series A Convertible Preferred Stock	(M)		2,009,995	2,565,798	0
Series B Convertible Preferred Stock	(M)		1,300,000	812,500	0
Series C Convertible Preferred Stock	(M)		1,200,000	1,148,325	90,844
			4,509,995		90,844
D-Wave Systems, Inc.(8)(9)(10)(22)		Electronics
Developing high-performance quantum computing systems
Series 1 Class B Convertible Preferred Stock	(M)		1,002,074	1,144,869	1,399,831
Series 1 Class C Convertible Preferred Stock	(M)		487,804	450,450	550,765
Series 1 Class D Convertible Preferred Stock	(M)		748,473	855,131	1,045,569
Series 1 Class E Convertible Preferred Stock	(M)		248,049	269,280	329,249
Series 1 Class F Convertible Preferred Stock	(M)		238,323	258,721	316,338
Series 2 Class D Convertible Preferred Stock	(M)		736,019	678,264	829,313
Series 2 Class E Convertible Preferred Stock	(M)		659,493	513,900	628,345
Series 2 Class F Convertible Preferred Stock	(M)		633,631	493,747	603,704
Warrants for Common Stock expiring 6/30/15	(I)		98,644	153,890	37,617
			4,852,510		5,740,731
EchoPixel, Inc.(5)(8)(9)(10)(23)		Life Sciences
Developing algorithms and software to improve visualization of data for life science and healthcare applications
Series Seed Convertible Preferred Stock	(M)		750,000	2,516,778	750,000
Enumeral Biomedical Corp.(5)(8)(9)(10)		Life Sciences
Developing therapeutics and diagnostics through functional assaying of single cells
Series A Convertible Preferred Stock	(M)		1,026,832	957,038	690,538
Series A-1 Convertible Preferred Stock	(M)		750,000	576,923	425,939
Series A-2 Convertible Preferred Stock	(M)		1,050,001	724,138	566,027
			2,826,833		1,682,504

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2013 – (continued)

	Method of Valuation(1)	Primary Industry(2)	Cost	Shares/ Principal	Value
Investments in Non-Controlled Affiliated Companies(3) – 44.2% of net assets at value (Cont.)
Private Placement Portfolio (Illiquid)(18) – 44.2% of net assets at value (Cont.)
HzO, Inc.(5)(8)(9)		Electronics
Developing novel industrial coatings that protect electronics against damage from liquids
Series A Convertible Preferred Stock	(M)		$666,667	4,057,294	$1,130,362
Series B Convertible Preferred Stock	(M)		5,502,838	21,879,365	6,095,592
			6,169,505		7,225,954
Kovio, Inc.(5)(8)(9)(24)		Electronics
Developing semiconductor products using printed electronics and thin-film technologies
Series A’ Convertible Preferred Stock	(M)		5,242,993	2,160,000	0
Series B’ Convertible Preferred Stock	(M)		2,006,540	3,015,493	0
Secured Subordinated Convertible Bridge Note, 7%, acquired 6/7/13	(M)		50,000	$50,000	0
			7,299,533		0
Laser Light Engines, Inc.(5)(8)(9)		Energy
Manufacturing solid-state light sources for digital cinema and large-venue projection displays
Series A Convertible Preferred Stock	(I)		2,000,000	7,499,062	0
Series B Convertible Preferred Stock	(I)		3,095,802	13,571,848	0
Secured Convertible Bridge Note, 12%, acquired 10/7/11	(I)		200,000	$200,000	0
Secured Convertible Bridge Note, 12%, acquired 11/17/11	(I)		95,652	$95,652	0
Secured Convertible Bridge Note, 12%, acquired 12/21/11	(I)		82,609	$82,609	0
Secured Convertible Bridge Note, 12%, acquired 3/5/12	(I)		434,784	$434,784	0
Secured Convertible Bridge Note, 12%, acquired 7/26/12	(I)		186,955	$186,955	0
Secured Convertible Bridge Note, 20%, acquired 4/29/13	(I)		166,667	$166,667	0
Secured Convertible Bridge Note, 20%, acquired 7/22/13	(I)		166,667	$166,667	0
Secured Convertible Bridge Note, 10%, acquired 10/30/13	(I)		82,061	$80,669	164,122
			6,511,197		164,122
Metabolon, Inc.(5)(8)(10)		Life Sciences
Developing service and diagnostic products through the use of a metabolomics, or biochemical, profiling platform
Series B Convertible Preferred Stock	(M)		2,500,000	371,739	2,997,991
Series B-1 Convertible Preferred Stock	(M)		706,214	148,696	1,199,196
Series C Convertible Preferred Stock	(M)		1,000,000	1,000,000	2,756,500
Series D Convertible Preferred Stock	(M)		1,499,999	835,882	2,304,109
Series E Convertible Preferred Stock	(M)		1,225,000	444,404	1,225,000
Warrants for Series B-1 Convertible Preferred Stock expiring 3/25/15	(I)		293,786	74,348	216,408
			7,224,999		10,699,204

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2013 – (continued)

	Method of Valuation(1)	Primary Industry(2)	Cost	Shares/ Principal	Value
Investments in Non-Controlled Affiliated Companies(3) – 44.2% of net assets at value (Cont.)
Private Placement Portfolio (Illiquid)(18) – 44.2% of net assets at value (Cont.)
OpGen, Inc.(8)		Life Sciences
Developing tools for genomic sequence assembly and analysis
Series A Convertible Preferred Stock	(M)		$245,000	245,000	$245,000
Common Stock	(M)		3,260,000	29,883	0
			3,505,000		245,000
Produced Water Absorbents, Inc.(5)(8)(9)		Energy
Developing nano-structured absorbent materials for environmental remediation of contaminated water in the oil and gas industries
Series A Convertible Preferred Stock	(M)		1,000,000	1,000,000	125,000
Series B Convertible Preferred Stock	(M)		1,626,641	6,506,564	1,751,641
Secured Convertible Bridge Note, 8%, acquired 11/14/13	(M)		832,789	$824,119	832,789
			3,459,430		2,709,430
Senova Systems, Inc.(5)(8)(9)		Life Sciences
Developing next-generation sensors to measure pH
Series B Convertible Preferred Stock	(M)		1,218,462	1,350,000	540,000
Series B-1 Convertible Preferred Stock	(M)		583,960	1,509,902	603,960
Warrants for Series B Preferred Stock expiring 10/15/17	(I)		131,538	164,423	65,753
Warrants for Series B Preferred Stock expiring 4/24/18	(I)		20,000	25,000	9,997
			1,953,960		1,219,710
SiOnyx, Inc.(5)(8)(9)		Electronics
Developing silicon-based optoelectronic products enabled by its proprietary Black Silicon
Series A Convertible Preferred Stock	(M)		750,000	233,499	43,781
Series A-1 Convertible Preferred Stock	(M)		890,000	2,966,667	556,250
Series A-2 Convertible Preferred Stock	(M)		2,445,000	4,207,537	788,913
Series B-1 Convertible Preferred Stock	(M)		1,169,561	1,892,836	451,903
Series C Convertible Preferred Stock	(M)		1,171,316	1,674,030	970,526
Secured Convertible Bridge Note, 8%, acquired 7/22/13	(M)		433,209	$418,066	859,729
Secured Convertible Bridge Note, 8%, acquired 10/2/13	(M)		426,520	$418,066	859,729
Warrants for Series B-1 Convertible Preferred Stock expiring 2/23/17	(I)		130,439	247,350	18,165
Warrants for Common Stock expiring 3/28/17	(I)		84,207	418,507	21,387
			7,500,252		4,570,383

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2013 – (continued)

	Method of Valuation(1)	Primary Industry(2)	Cost	Shares/ Principal	Value
Investments in Non-Controlled Affiliated Companies(3) – 44.2% of net assets at value (Cont.)
Private Placement Portfolio (Illiquid)(18) – 44.2% of net assets at value (Cont.)
Ultora, Inc.(5)(8)(9)		Energy
Developing energy-storage devices enabled by carbon nanotubes
Series A Convertible Preferred Stock	(M)		$886,830	17,736	$1,788
Series B Convertible Preferred Stock	(M)		236,603	2,347,254	236,603
			1,123,433		238,391
Total Non-Controlled Private Placement Portfolio (cost: $71,843,448)					$54,287,040
Total Investments in Non-Controlled Affiliated Companies (cost: $71,843,448)					$54,287,040
Investments in Controlled Affiliated Companies(3) – 1.1% of net assets at value
Private Placement Portfolio (Illiquid)(25) – 1.1% of net assets at value
SynGlyco, Inc.(5)(8)(9)(26)		Life Sciences
Developing synthetic carbohydrates for pharmaceutical applications
Common Stock	(I)		2,729,817	57,463	0
Series A’ Convertible Preferred Stock	(I)		4,855,627	4,855,627	0
Senior Secured Debt, 12.00%, maturing on 12/11/14	(I)		436,637	$500,000	831,828
Secured Convertible Bridge Note, 8%, acquired 1/23/13	(I)		376,312	$350,000	91,389
Secured Convertible Bridge Note, 8%, acquired 4/25/13	(I)		316,504	$300,000	78,334
			8,714,897		1,001,551
ProMuc, Inc.(5)(8)(9)(22)		Life Sciences
Developing synthetic mucins for the nutritional, food and healthcare markets
Common Stock	(M)		1	1,000	1
Secured Convertible Bridge Note, 8%, acquired 12/18/13	(M)		351,074	$350,000	351,074
			351,075		351,075
Total Controlled Private Placement Portfolio (cost: $9,065,972)					$1,352,626
Total Investments in Controlled Affiliated Companies (cost: $9,065,972)					$1,352,626
Total Private Placement and Publicly Traded Portfolio (cost: $115,929,793)					$93,899,459

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2013 – (continued)

	Method of Valuation(1)	Cost	Shares/ Principal	Value
U.S. Government Securities(27) – 15.5% of net assets at value
U.S. Treasury Bill – due date 01/23/14	(M)	$18,999,765	$19,000,000	$18,999,810
Total Investments in U.S. Government Securities (cost: $18,999,765)				$18,999,810
Total Investments (cost: $134,929,558)				$112,899,269

	Method of Valuation(1)	Number of Contracts	Value
Written Call Options(22) – (0.1)% of net assets at value
Solazyme, Inc. – Strike Price $12.50, March 22, 2014	(M)	1,500	103,500
Total Written Call Options (Premiums Received $112,382)			$(103,500)

The accompanying notes are an integral part of these consolidated financial statements.

HARRIS & HARRIS GROUP, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2013 – (continued)

Notes to Consolidated Schedule of Investments

(1)	See “Footnote to Consolidated Schedule of Investments” on page F-31 for a description of the “Valuation Procedures.”
(2)	We classify “Energy” companies as those that seek to improve performance, productivity or efficiency, and to reduce environmental impact, waste, cost, energy consumption or raw materials. We classify “Electronics” companies as those that address problems in electronics-related industries, including semiconductors. We classify “Life Sciences” companies as those that address problems in life sciences-related industries, including biotechnology, agriculture, advanced materials and chemicals, healthcare, bioprocessing, water, industrial biotechnology, food, nutrition and energy.
(3)	Investments in unaffiliated companies consist of investments in which we own less than five percent of the voting shares of the portfolio company. Investments in non-controlled affiliated companies consist of investments in which we own five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we hold one or more seats on the portfolio company’s Board of Directors but do not control the company. Investments in controlled affiliated companies consist of investments in which we own 25 percent or more of the voting shares of the portfolio company or otherwise control the company.
(4)	The aggregate cost for federal income tax purposes of investments in unaffiliated privately held companies is $29,277,213. The gross unrealized appreciation based on the tax cost for these securities is $6,909,761. The gross unrealized depreciation based on the tax cost for these securities is $6,987,410.
(5)	All or a portion of the investments or instruments are pledged as collateral under our Loan Facility.
(6)	The aggregate cost for federal income tax purposes of investments in unaffiliated rights to milestone payments is $3,291,750. The gross unrealized appreciation based on the tax cost for these securities is $197,683. The gross unrealized depreciation based on the tax cost for these securities is $0.
(7)	The aggregate cost for federal income tax purposes of investments in unaffiliated publicly traded companies is $2,451,410. The gross unrealized appreciation based on the tax cost for these securities is $3,119,386. The gross unrealized depreciation based on the tax cost for these securities is $0.
(8)	We are subject to legal restrictions on the sale of our investment(s) in this company.
(9)	These investments are development-stage companies. A development-stage company is defined as a company that is devoting substantially all of its efforts to establishing a new business, and either it has not yet commenced its planned principal operations, or it has commenced such operations but has not realized significant revenue from them.
(10)	Represents a non-income producing security. Investments that have not paid dividends or interest within the last 12 months are considered to be non-income producing.
(11)	Cobalt Technologies, Inc., also does business as Cobalt Biofuels.
(12)	With our investments in convertible bridge notes issued by Ensemble Therapeutics Corporation, we received warrants to purchase a number of shares of the class of stock sold in the next financing of Ensemble Therapeutics Corporation equal to $260,989 divided by the price per share of the class of stock sold in the next financing of Ensemble Therapeutics Corporation. The ability to exercise these warrants is, therefore, contingent on Ensemble Therapeutics Corporation completing successfully a subsequent round of financing. These warrants shall expire and no longer be exercisable on dates ranging from September 10, 2015, through July 8, 2020. The cost basis of these warrants is $157.
(13)	With our investment in the Mersana Therapeutics, Inc., Series A-1 financing, we received a warrant to purchase 277,760 shares of Series A-2 Convertible Preferred Stock. The ability to exercise the warrant is contingent upon Mersana’s achievement of certain milestones. Mersana has not achieved those milestones as of December 31, 2013, and, therefore, this warrant is a contingent asset as of that date. The warrant will expire on July 27, 2022.
(14)	As part of a loan the Company made to Molecular Imprints in the second quarter of 2011, we received a liquidation preference payable upon a sale of the company equal to three times the principal of the loan, or $4,044,450. This preference is senior to the preferences of the outstanding preferred stock. While the loan has since been repaid, this liquidation preference remains outstanding as of December 31, 2013.

The accompanying notes are an integral part of this consolidated schedule.

HARRIS & HARRIS GROUP, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2013 – (continued)

(15)	On February 13, 2014, Molecular Imprints, Inc., announced that it had signed an agreement to sell its semiconductor lithography equipment business to Canon, Inc. See “Note 13. Subsequent Events.”
(16)	OHSO Clean, Inc. also does business as CleanWell Company.
(17)	A portion of this security is held in connection with written call option contracts: 150,000 shares, having a fair value of $1,633,500, have been pledged to brokers.
(18)	The aggregate cost for federal income tax purposes of investments in non-controlled affiliated privately held companies is $71,843,448. The gross unrealized appreciation based on the tax cost for these securities is $10,212,841. The gross unrealized depreciation based on the tax cost for these securities is $27,769,249.
(19)	Adesto Technologies Corporation’s Series E shares have certain rights and preferences in a sale or IPO that are not ascribed to the other classes of stock.
(20)	On January 29, 2013, AgInnovation, LLC, changed its name to AgBiome, LLC.
(21)	On February 27, 2014, the board of directors of Contour Energy Systems, Inc., adopted a plan of complete liquidation and dissolution. See “Note 13. Subsequent Events.”
(22)	D-Wave Systems, Inc., is located and is doing business primarily in Canada. We invested in D-Wave Systems, Inc., through Parallel Universes, Inc., a Delaware company. Our investment is denominated in Canadian dollars and is subject to foreign currency translation. See “Note 2. Summary of Significant Accounting Policies.”
(23)	Initial investment was made in 2013.
(24)	On January 21, 2014, substantially all of Kovio’s assets were sold to Thin Film Electronics ASA. See “Note 13. Subsequent Events.”
(25)	The aggregate cost for federal income tax purposes of investments in controlled affiliated companies is $9,065,972. The gross unrealized appreciation based on the tax cost for these securities is $0. The gross unrealized depreciation based on the tax cost for these securities is $7,713,346.
(26)	On October 31, 2013, Ancora sold a substantial portion of its assets, including the use of its corporate name, to Corden Pharma International US, Inc. (“Corden”). The remaining assets formed a new company, SynGlyco, Inc., of which we continue to own shares. SynGlyco may receive future royalty payments based upon certain sales targets and other terms of the Corden acquisition.
(27)	The aggregate cost for federal income tax purposes of our U.S. government securities is $18,999,765. The gross unrealized appreciation on the tax cost for these securities is $45. The gross unrealized depreciation on the tax cost of these securities is $0.

The accompanying notes are an integral part of this consolidated schedule.

HARRIS & HARRIS GROUP, INC.

FOOTNOTE TO CONSOLIDATED SCHEDULE OF INVESTMENTS

VALUATION PROCEDURES

I. Determination of Net Asset Value

The 1940 Act requires periodic valuation of each investment in the portfolio of the Company to determine its net asset value. Under the 1940 Act, unrestricted securities with readily available market quotations are to be valued at the current market value; all other assets must be valued at “fair value” as determined in good faith by or under the direction of the Board of Directors.

The Board of Directors is also responsible for (1) determining overall valuation guidelines and (2) ensuring that the investments of the Company are valued within the prescribed guidelines.

The Valuation Committee, comprised of all of the independent Board members, is responsible for determining the valuation of the Company’s assets within the guidelines established by the Board of Directors. The Valuation Committee receives information and recommendations from management. An independent valuation firm also reviews select portfolio company valuations. The independent valuation firm does not provide proposed valuations.

The fair values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized when that investment is sold, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become readily marketable.

The deal team meets at the end of each quarter to discuss portfolio companies and propose fair valuations for all privately held securities, restricted publicly traded securities and publicly traded securities without reliable market quotations. The Valuation Committee book is prepared with the use of data from primary sources whenever reasonably practicable. Proposed valuations for each portfolio company are communicated to the Valuation Committee in the Valuation Committee book and at the Valuation Committee meeting after the end of each quarter. The Valuation Committee determines the fair value of each private security and publicly traded securities without reliable market quotations. All valuations are then reported to the full Board of Directors along with the Chief Financial Officer’s calculation of net asset value.

II. Approaches to Determining Fair Value

Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures,”(“ASC 820”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). It applies fair value terminology to all valuations whereas the 1940 Act applies market value terminology to readily marketable assets and fair value terminology to other assets.

The main approaches to measuring fair value utilized are the market approach, the income approach and the hybrid approach.

•	Market Approach (M): The market approach may use quantitative inputs such as prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities and the values of market multiples derived from a set of comparable companies. The market approach may also use qualitative inputs such as progress toward milestones, the long-term potential of the business, current and future financing requirements and the rights and preferences of certain securities versus those of other securities. The selection of the relevant inputs used to derive value under the market approach requires judgment considering factors specific to the significance and relevance of each input to deriving value.

•	Income Approach (I): The income approach uses valuation techniques to convert future amounts (for example, revenue, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques; and the multi-period excess earnings method, which is used to measure the fair value of certain assets.
•	Hybrid Approach (H): The hybrid approach uses elements of both the market approach and the income approach. The hybrid approach calculates values using the market and income approach, individually. The resulting values are then distributed among the share classes based on probability of exit outcomes.

Effective September 30, 2014, the Company refined its valuation methodologies under the income and hybrid approaches to include the option pricing model. The option pricing model allocates the calculated enterprise value of an investment among different classes of securities using call option methodologies, taking into account financial rights and preferences such as liquidation preferences, redemption rights and dividends. While the Company’s valuation procedures had always included the option pricing model as a possible valuation technique, it had not previously been utilized. The use of the option pricing model is emerging as a preferred industry practice. This change in valuation methodology is applied on a prospective basis.

ASC Topic 820 classifies the inputs used to measure fair value by these approaches into the following hierarchy:

•	Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities;
•	Level 2: Quoted prices in active markets for similar assets or liabilities, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and
•	Level 3: Inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based upon the best available information.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement and are not necessarily an indication of risks associated with the investment.

III. Investment Categories

The Company’s investments can be classified into five broad categories for valuation purposes:

•	Equity-related securities;
•	Long-term fixed-income securities;
•	Short-term fixed-income securities;
•	Investments in intellectual property, patents, research and development in technology or product development; and
•	All other securities.

The Company applies the methods for determining fair value discussed above to the valuation of investments in each of these five broad categories as follows:

A. EQUITY-RELATED SECURITIES

Equity-related securities, including options or warrants, are fair valued using the market, income or hybrid approaches. The following factors may be considered to fair value these types of securities:

•	Readily available public market quotations;
•	The cost of the Company’s investment;
•	Transactions in a company’s securities or unconditional firm offers by responsible parties as a factor in determining valuation;
•	The financial condition and operating results of the company;
•	The company’s progress towards milestones;
•	The long-term potential of the business and technology of the company;
•	The values of similar securities issued by companies in similar businesses;
•	Multiples to revenue, net income or EBITDA that similar securities issued by companies in similar businesses receive;
•	Estimated time to exit;
•	Volatility of similar securities in similar businesses;
•	The proportion of the company’s securities we own and the nature of any rights to require the company to register restricted securities under applicable securities laws; and
•	The rights and preferences of the class of securities we own as compared with other classes of securities the portfolio company has issued.

When the income approach is used to value warrants, the Company uses the Black-Scholes-Merton formula.

B. LONG-TERM FIXED-INCOME SECURITIES

1. Readily Marketable.  Long-term fixed-income securities for which market quotations are readily available are valued using the most recent bid quotations when available.

2. Not Readily Marketable.  Long-term fixed-income securities for which market quotations are not readily available are fair valued using the income approach. The factors that may be considered when valuing these types of securities by the income approach include:

•	Credit quality;
•	Interest rate analysis;
•	Quotations from broker-dealers;
•	Prices from independent pricing services that the Board believes are reasonably reliable; and
•	Reasonable price discovery procedures and data from other sources.

C. SHORT-TERM FIXED-INCOME SECURITIES

Short-term fixed-income securities are valued in the same manner as long-term fixed-income securities until the remaining maturity is 60 days or less, after which time such securities may be valued at amortized cost if there is no concern over payment at maturity.

D. INVESTMENTS IN INTELLECTUAL PROPERTY, PATENTS, RESEARCH AND DEVELOPMENT IN TECHNOLOGY OR PRODUCT DEVELOPMENT

Such investments are fair valued using the market approach. The Company may consider factors specific to these types of investments when using the market approach including:

•	The cost of the Company’s investment;
•	Investments in the same or substantially similar intellectual property or patents or research and development in technology or product development or offers by responsible third parties;
•	The results of research and development;
•	Product development and milestone progress;
•	Commercial prospects;
•	Term of patent;
•	Projected markets; and
•	Other subjective factors.

E. ALL OTHER SECURITIES

All other securities are reported at fair value as determined in good faith by the Valuation Committee using the approaches for determining valuation as described above.

For all other securities, the reported values shall reflect the Valuation Committee’s judgment of fair values as of the valuation date using the outlined basic approaches of valuation discussed in Section II. They do not necessarily represent an amount of money that would be realized if we had to sell such assets in an immediate liquidation. Thus, valuations as of any particular date are not necessarily indicative of amounts that we may ultimately realize as a result of future sales or other dispositions of investments we hold.

IV. Frequency of Valuation

The Valuation Committee shall value the Company’s investment assets (i) as of the end of each calendar quarter at the time sufficiently far in advance of filing of the Company’s reports on Form 10-Q and Form 10-K to enable preparation thereof, (ii) as of within 48 hours of pricing any common stock of the Company by the Company (exclusive of Sundays and holidays) unless the proposed sale price is at least 200 percent of any reasonable net asset value of such shares, and (iii) as of any other time requested by the Board of Directors.

V. Regular Review

The Chief Operating Officer and Chief Financial Officer shall review these Valuation Procedures on an annual basis to determine the continued appropriateness and accuracy of the methodologies used in valuing the Company’s investment assets, and will report any proposed modifications to these Valuation Procedures to the Board of Directors for consideration and approval.

The Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer and the individuals responsible for preparing the Valuation Committee book shall meet quarterly before each Valuation Committee meeting to review the methodologies for the valuation of each security, and will highlight any changes to the Valuation Committee.

VI. Other Assets

Non-investment assets, such as fixtures and equipment, shall be valued using the cost approach less accumulated depreciation at rates determined by management and reviewed by the Audit Committee. Valuation of such assets is not the responsibility of the Valuation Committee.

HARRIS & HARRIS GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. THE COMPANY

Harris & Harris Group, Inc. (the “Company,” “us,” “our” and “we”), is a non-diversified management investment company operating as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”) that specializes in making investments in companies commercializing and integrating products enabled by disruptive technologies predominantly in the life sciences. We operate as an internally managed investment company whereby our officers and employees, under the general supervision of our Board of Directors, conduct our operations.

H&H Ventures Management, Inc.SM (“Ventures”) is a 100 percent wholly owned subsidiary of the Company. Ventures is taxed under Subchapter C (a “C Corporation”) of the Internal Revenue Code of 1986 (the “Code”). Harris Partners I, L.P, is a limited partnership and, from time to time, may be used to hold certain interests in portfolio companies. The partners of Harris Partners I, L.P., are Ventures (sole general partner) and the Company (sole limited partner). Ventures pays taxes on income generated by its operations as well as on any non-passive investment income generated by Harris Partners I, L.P. For the years ended December 31, 2014, 2013 and 2012, there was no non-passive investment income generated by Harris Partners I, L.P. Ventures, as the sole general partner, consolidates Harris Partners I, L.P. The Company consolidates its wholly owned subsidiary, Ventures, for financial reporting purposes.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed in the preparation of the consolidated financial statements:

Principles of Consolidation.  The consolidated financial statements have been prepared in accordance with GAAP and include the accounts of the Company and its wholly owned subsidiary. The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification 946. In accordance with GAAP and Regulation S-X, the Company may only consolidate its interests in investment company subsidiaries and controlled operating companies whose business consists of providing services to the Company. Our wholly owned subsidiary, Ventures, is a controlled operating company that provides services to us and is, therefore, consolidated. All significant inter-company accounts and transactions have been eliminated in consolidation. Certain prior period amounts have been reclassified to conform to the current period presentation. Yield-enhancing fees of $46,243 in 2013 and $56,274 in 2012 have been separately stated on the Consolidated Statements of Operations. Rental income from sublease of $80,000 in 2013 and $107,586 in 2012 have also been separately stated on the Consolidated Statements of Operations. These amounts were previously included in Miscellaneous income in prior years’ consolidated financial statements.

Use of Estimates.  The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and contingent assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from these estimates, and the differences could be material. The most significant estimates relate to the fair valuations of our investments.

Portfolio Investment Valuations.  Investments are stated at “value” as defined in the 1940 Act and in the applicable regulations of the Securities and Exchange Commission (“SEC”) and in accordance with GAAP. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets. (See “Valuation Procedures” in the “Footnote to Consolidated Schedule of Investments.”) As of December 31, 2014, our financial statements include venture capital investments valued at $88,374,145, the fair values of which were determined in good faith by, or under the direction of, the Board of Directors. This amount includes the fair values of our privately held investments as well as the warrants of Champions Oncology, Inc., and securities of Enumeral Biomedical Holdings, Inc., which are publicly traded companies. Upon sale of investments, the values that are ultimately realized may be different from what is presently estimated. The difference could be material.

HARRIS & HARRIS GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Effective September 30, 2014, the Company refined its valuation methodologies to include the option pricing model. While the Company’s valuation procedures had always included the option pricing model as a possible valuation technique, it had not previously been utilized. The use of the option pricing model is emerging as a preferred industry practice. This change in valuation methodology is applied on a prospective basis.

Cash.  Cash includes demand deposits. Cash is carried at cost, which approximates fair value.

Unaffiliated Rights to Milestone Payments.  At December 31, 2014, and December 31, 2013, the outstanding potential milestone payments from Amgen, Inc.’s acquisition of BioVex Group, Inc., were valued at $2,564,917 and $3,489,433, respectively. The milestone payments are derivatives and valued using the probability-adjusted, present value of proceeds from future payments that would be due upon successful completion of certain regulatory and sales milestones. On November 17, 2014, the Company received a payment of $2,070,955 owing to the achievement of the first milestone. If all the remaining milestones are met, we would receive $7,455,438. There can be no assurance as to how much of this amount we will ultimately realize or when it will be realized, if at all. At December 31, 2014, the outstanding potential milestone payments from Canon, Inc.’s acquisition of Molecular Imprints, Inc., were valued at $628,948. If all the remaining milestones are met, we would receive $1,735,582. There can be no assurance as to how much of this amount we will ultimately realize or when it will be realized, if at all. At December 31, 2014, and December 31, 2013, the outstanding potential milestone payments from Laird Technologies, Inc.’s acquisition of Nextreme Thermal Solutions, Inc., were valued at $0. If all the remaining milestones are met, we would receive approximately $400,000. There can be no assurance as to how much of this amount we will ultimately realize or when it will be realized, if at all.

Receivable from Sales of Investments.  At December 31, 2013, we had a receivable totaling $448,886 from the sales of 43,073 shares of Solazyme, Inc., which settled on January 2 and January 6, 2014, and 2,075 shares of Champions Oncology, Inc., which settled on January 3, 2014.

Funds Held in Escrow from Sale of Investment.  At December 31, 2014, there were funds held in escrow fair valued at $306,802 relating to the sale of Molecular Imprints, Inc., to Canon, Inc. At December 31, 2013, there were funds held in escrow fair valued at $1,786,390 relating to the sale of Xradia, Inc., to Carl Zeiss AG. Funds held in escrow are valued using certain discounts applied to the amounts withheld. Funds held in escrow totaling $1,235,312 and $1,139,515 from the Xradia transaction were released in January and July of 2014, respectively. Funds held in escrow valued at $306,802 from the Molecular Imprints transaction are expected to be released in April of 2016 and April of 2017, net of any settlement of any indemnity claims and expenses related to the transaction. If the funds held in escrow for this transaction are released in full, we would receive $625,000 and realize a gain of $318,198.

Prepaid Expenses.  We include prepaid insurance premiums and deferred financing charges in “Prepaid expenses.” Prepaid insurance premiums are recognized over the term of the insurance contract and are included in “Insurance expense” in the Consolidated Statements of Operations. Deferred financing charges consist of fees and expenses paid in connection with the closing of loan facilities and are capitalized at the time of payment. Deferred financing charges are amortized over the term of the loan facility discussed in “Note 4. Debt.” Amortization of the financing charges is included in “Interest and other debt expense” in the Consolidated Statements of Operations.

Property and Equipment.  Property and equipment are included in “Other assets” and are carried at $219,729 and $246,138 at December 31, 2014, and December 31, 2013, respectively, representing cost, less accumulated depreciation of $399,373 and $375,600, respectively. Depreciation is provided using the straight-line method over the estimated useful lives of the property and equipment. We estimate the useful lives to be five to ten years for furniture and fixtures, three years for computer equipment, and the lesser of ten years or the remaining life of the lease for leasehold improvements. All of our fixed assets are pledged as

HARRIS & HARRIS GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

collateral under the Company’s four-year $20,000,000 Multi-Draw Term Loan Facility Credit Agreement, by and among the Company, as borrower, Orix Corporate Capital, Inc., as administrative agent and lender and the other lenders party thereto from time to time (the “Loan Facility”).

Post Retirement Plan Liabilities.  The Company provides a Retiree Medical Benefit Plan for employees who meet certain eligibility requirements. Until it was terminated on May 5, 2011, the Company also provided an Executive Mandatory Retirement Benefit Plan for certain individuals employed by us in a bona fide executive or high policy-making position. The net periodic postretirement benefit cost for the year includes service cost for the year and interest on the accumulated postretirement benefit obligation. Unrecognized actuarial gains and losses are recognized as net periodic benefit cost pursuant to the Company’s historical accounting policy. The impact of plan amendments is amortized over the employee’s average service period as a reduction of net periodic benefit cost. Unamortized plan amendments are included in “Accumulated other comprehensive income” in the Consolidated Statements of Assets and Liabilities.

Interest Income Recognition.  Interest income, including amortization of premium and accretion of discount, is recorded on an accrual basis. When accrued interest is determined not to be recoverable, the Company ceases accruing interest and writes off any previously accrued interest. Securities are deemed to be non-income producing if, on their last interest or dividend date, no cash was paid or no cash or in-kind dividends were declared. These write-offs are reversed through interest income. During the years ended December 31, 2014, December 31, 2013, and December 31, 2012, the Company earned $260,392, $323,121 and $322,561, respectively, in interest on U.S. government securities, senior secured debt, participation agreements, subordinated secured debt, non-convertible promissory notes and interest-bearing accounts. During the years ended December 31, 2014, December 31, 2013, and December 31, 2012, the Company recorded, on a net basis, $170,741, $67,781 and $235,806, respectively, of bridge note interest. The total for the years ended December 31, 2014, December 31, 2013, and December 31, 2012, included a partial write-off of previously accrued bridge note interest of $77,268, $218,213 and $0, respectively. During the years ended December 31, 2014, December 31, 2013, and December 31, 2012, the Company earned $0, $80,000 and $107,586, respectively, on rental income from the sublet of our office space at 420 Florence Street, Palo Alto, CA.

Yield-Enhancing Fees on Debt Securities.  Yield-enhancing fees received in connection with our venture debt investments are deferred. The unearned fee income is accreted into income based on the effective interest method over the life of the investment. Total yield-enhancing fees accreted into investment income were $52,610, $46,243 and $56,274 for the years ended December 31, 2014, December 31, 2013, and December 31, 2012, respectively.

Rental Income From Sublease.  During the years ended December 31, 2013, and 2012, the Company earned $80,000 and $107,586, respectively, in rental income from the sublet of our office space at 420 Florence Street, Palo Alto, CA. This lease expired in August 2013, and, accordingly, we had no rental income from the sublease in 2014.

Fees for Providing Managerial Assistance to Portfolio Companies.  During 2014, the Company earned income of $86,667 from a consulting agreement whereby one of its employees provided managerial assistance to one of its portfolio companies. There were no such agreements during 2013 or 2012.

Call Options.  The Company writes covered call options on publicly traded securities with the intention of earning option premiums. Option premiums may increase the Company’s realized gains and, therefore, may help increase distributable income, but may limit the realized gains on the security. When a company writes (sells) an option, an amount equal to the premium received by the Company is recorded in the Consolidated Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Company realizes a gain on the option to the extent of the premiums received. Premiums received from

HARRIS & HARRIS GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

writing options that are exercised or closed are added to the proceeds or offset against the amount paid on the transaction to determine the realized gain or loss. At December 31, 2014, and December 31, 2013, the Company had 0 and 150,000 shares, respectively, of Solazyme, Inc., covered by call option contracts. In the event these contracts are exercised, the Company would be required to deliver those shares to the counterparty.

Stock-Based Compensation.  The Company has a stock-based employee compensation plan. The Company accounts for the Amended and Restated Harris & Harris Group, Inc. 2012 Equity Incentive Plan (the “Stock Plan”) by determining the fair value of all share-based payments to employees, including the fair value of grants of employee stock options and restricted stock awards, and records these amounts as an expense in the Consolidated Statements of Operations over the vesting period with a corresponding increase to our additional paid-in capital. At December 31, 2014, and December 31, 2013, the increase to our operating expenses was offset by the increase to our additional paid-in capital, resulting in no net impact to our net asset value. Additionally, the Company does not record the potential tax benefits associated with the expensing of stock options or restricted stock because the Company currently intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code, and the deduction attributable to such expensing, therefore, is unlikely to provide any additional tax savings. The amount of non-cash, stock-based compensation expense recognized in the Consolidated Statements of Operations is based on the fair value of the awards the Company expects to vest, recognized over the vesting period on a straight-line basis for each award, and adjusted for actual awards vested and pre-vesting forfeitures. The forfeiture rate is estimated at the time of grant and revised, if necessary, in subsequent periods if the actual forfeiture rate differs from the estimated rate and is accounted for in the current period and prospectively. See “Note 7. Stock-Based Compensation” for further discussion.

Rent expense.  Our lease at 1450 Broadway, New York, New York, commenced on January 21, 2010. The lease expires on December 31, 2019. The base rent is $36 per square foot with a 2.5 percent increase per year over the 10 years of the lease, subject to a full abatement of rent for four months and a rent credit for six months throughout the lease term. Certain leasehold improvements were also paid for on our behalf by the landlord, the cost of which is accounted for as property and equipment and “Deferred rent” in the accompanying Consolidated Statements of Assets and Liabilities. These leasehold improvements are depreciated over the lease term. We also currently lease office space in California and leased office space in North Carolina until December 31, 2014. We apply these rent abatements, credits, escalations and landlord payments on a straight-line basis in the determination of rent expense over the lease term.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments.  Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company’s cost basis in the investment at the disposition date and the net proceeds received from such disposition. Realized gains and losses on investment transactions are determined by specific identification. Unrealized appreciation or depreciation is computed as the difference between the fair value of the investment and the cost basis of such investment.

Income Taxes.  As we intend to qualify as a RIC under Subchapter M of the Code, the Company does not accrue for income taxes. The Company has capital loss carryforwards that can be used to offset net realized capital gains. The Company recognizes interest and penalties in income tax expense. We pay federal, state and local income taxes on behalf of our wholly owned subsidiary, Ventures, which is a C corporation. See “Note 10. Income Taxes” for further discussion.

Foreign Currency Translation.  The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. The Company does not isolate the portion of the results of operations that arises from changes in foreign currency rates on investments held on its Consolidated Statements of Operations.

HARRIS & HARRIS GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Securities Transactions.  Securities transactions are accounted for on the date the transaction for the purchase or sale of the securities is entered into by the Company (i.e., trade date).

Concentration of Credit Risk.  The Company places its cash and cash equivalents with financial institutions and, at times, cash held in depository accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Recent Accounting Pronouncements.  In May 2014, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2014-09, “Revenue from Contracts with Customers (Topic 606),” which is the new comprehensive revenue recognition standard that will supersede all existing revenue recognition guidance under GAAP. The standard’s core principle is that a company will recognize revenue when it transfers promised goods or services to a customer in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. This ASU is effective for annual and interim periods beginning on or after December 15, 2016, and early adoption is not permitted. Entities will have the option of using either a full retrospective approach or a modified approach to adopt the guidance in the ASU. The Company is currently evaluating the impact of adopting this standard.

In June 2014, the FASB issued ASU No. 2014-12, “Compensation — Stock Compensation (Topic 718): Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could be Achieved after the Requisite Service Period.” This ASU provides more explicit guidance for treating share-based payment awards that require a specific performance target that affects vesting and that could be achieved after the requisite service period as a performance condition. The new guidance is effective for annual and interim reporting periods beginning after December 15, 2015. The Company does not expect that the adoption of this standard will have a material impact on its consolidated financial statements.

In August 2014, the FASB issued ASU No. 2014-15, “Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern.” This ASU requires management to perform interim and annual assessments of an entity’s ability to continue as a going concern within one year of the date the financial statements are issued and provides guidance on determining when and how to disclose going concern uncertainties in the financial statements. Certain disclosures will be required if conditions give rise to substantial doubt about an entity’s ability to continue as a going concern. The new guidance applies to all entities and is effective for annual and interim reporting periods ending after December 15, 2016, with early adoption permitted. The Company does not expect that the adoption of this standard will have a material impact on its consolidated financial statements.

In August 2014, the FASB issued an accounting standards update to require evaluation of whether there are conditions and events that raise substantial doubt about an entity’s ability to continue as a going concern within one year after its financial statements are issued (or available to be issued when applicable) and, if so, disclosure of that fact. The standard requires the Company to make this evaluation for both annual and interim reporting periods, if applicable, and disclose whether its plans to alleviate that doubt. The standard is effective for annual periods ending after December 15, 2016, and interim periods within annual periods beginning after December 15, 2016. The Company does not expect this accounting standards update to have an impact on its consolidated financial statements.

In February 2015, the FASB issued ASU 2015-02, Amendments to the Consolidation Analysis (Topic 810). The update primarily amends the criteria used to evaluate whether certain variable interest entities should be consolidated. The update also modifies the criteria used to determine whether partnerships and similar entities are variable interest entities. The update is effective for interim and annual periods beginning after December 15, 2016, with early adoption permitted, including in the interim periods. The Company is currently evaluating the impact of this update on its financial statements.

HARRIS & HARRIS GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3. BUSINESS RISKS AND UNCERTAINTIES

We invest primarily in privately held companies, the securities of which are inherently illiquid. We also have investments in small publicly traded companies. Although these companies are publicly traded, their stock may not trade at high volumes and prices can be volatile, which may restrict our ability to sell our positions. We may also be subject to restrictions on transfer and/or other lock-up provisions after these companies initially go public. These privately held and publicly traded businesses tend to not have attained profitability, and many of these businesses also lack management depth and have limited or no history of operations. Because of the speculative nature of our investments and the lack of a liquid market for and restrictions on transfers of privately held investments, there is greater risk of loss relative to traditional marketable investment securities.

We do not choose investments based on a strategy of diversification. We also do not rebalance the portfolio should one of our portfolio companies increase in value substantially relative to the rest of the portfolio. Therefore, the value of our portfolio may be more vulnerable to microeconomic events affecting a single sector, industry or portfolio company and to general macroeconomic events that may be unrelated to our portfolio companies. These factors may subject the value of our portfolio to greater volatility than a company that follows a diversification strategy. As of December 31, 2014, and December 31, 2013, our largest 10 investments by value accounted for approximately 82 percent and 75 percent, respectively, of the value of our equity-focused venture capital portfolio. Our largest three investments, by value, Adesto Technologies Corporation, Metabolon, Inc., and Enumeral Biomedical Holdings, Inc., accounted for approximately 17 percent, 12 percent and 10 percent, respectively, of our equity-focused venture capital portfolio at December 31, 2014. Adesto Technologies and Metabolon are privately held portfolio companies. Enumeral Biomedical is a publicly traded portfolio company. Our largest three investments, by value, Adesto Technologies Corporation, Metabolon, Inc., and Molecular Imprints, Inc., accounted for approximately 17 percent, 12 percent and 9 percent, respectively, of our equity-focused venture capital portfolio at December 31, 2013.

Approximately 98 percent of the portion of our equity-focused venture capital portfolio that was fair valued was comprised of securities of 26 privately held companies, the warrants of publicly traded Champions Oncology, Inc., and securities of Enumeral Biomedical Holdings, Inc. Because there is typically no public or readily ascertainable market for our interests in the small privately held companies in which we invest, the valuation of the securities in that portion of our portfolio is determined in good faith by our Valuation Committee, which is comprised of all of the independent members of our Board of Directors. The values are determined in accordance with our Valuation Procedures and are subject to significant estimates and judgments. The fair value of the securities in our portfolio may differ significantly from the values that would be placed on these securities if a ready market for the securities existed. Any changes in valuation are recorded in our Consolidated Statements of Operations as “Net decrease (increase) in unrealized depreciation on investments.” Changes in valuation of any of our investments in privately held companies from one period to another may be significant.

NOTE 4. DEBT

On September 30, 2013, the Company terminated the $10,000,000 Revolving Loan Agreement by and between the Company and TD Bank, N.A., dated February 24, 2011. At the date of termination, there was no principal outstanding under this credit facility, and no termination fees were incurred in connection with ending this credit facility.

On September 30, 2013, the Company entered into the Loan Facility, which may be used to fund investments in portfolio companies. The Loan Facility replaced the Company’s prior credit facility with TD Bank, NA. The Loan Facility, among other things, matures on September 30, 2017, and bears interest at 10 percent per annum in cash. The Company has the option to have interest accrue at a rate of 13.5 percent per annum if the Company decides not to pay interest in cash monthly. The Company currently plans to pay interest in cash if and when any borrowings are outstanding. The Loan Facility also requires payment of a

HARRIS & HARRIS GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4. DEBT  – (continued)

draw fee on each borrowing equal to 1.0 percent of such borrowing and an unused commitment fee of 1.0 percent per annum. Fee payments under the Loan Facility are made quarterly in arrears. The Company may prepay the loans or reduce the aggregate commitments under the Loan Facility at any time prior to the maturity date, as long as certain conditions are met, including payment of required prepayment or termination fees. The Loan Facility is secured by all of the assets of the Company and its wholly owned subsidiaries, subject to certain customary exclusions. The Loan Facility contains certain affirmative and negative covenants, including without limitation: (a) maintenance of certain minimum liquidity requirements; (b) maintenance of an eligible asset leverage ratio of not less than 4.0:1.0; (c) limitations on liens; (d) limitations on the incurrence of additional indebtedness; and (e) limitations on structural changes, mergers and disposition of assets (other than in the normal course of our business activities).

At December 31, 2014, and December 31, 2013, the Company had no outstanding debt. The weighted average annual interest rate for the year ended December 31, 2014, and December 31, 2013, was zero percent, exclusive of amortization of closing fees and other expenses. The weighted average debt outstanding for the year ended December 31, 2014, and December 31, 2013, was $0. The remaining capacity under the Loan Facility was $20,000,000 at December 31, 2014, and December 31, 2013. Unamortized fees and expenses of $480,921 and $655,801 related to establishing the Loan Facility are included as “Prepaid expenses” in the Consolidated Statements of Assets and Liabilities as of December 31, 2014, and December 31, 2013, respectively. These amounts are amortized over the term of the Loan Facility, and $174,880 and $44,199 was amortized in 2014 and 2013, respectively. The Company paid $202,778 and $62,486 in non-utilization fees during 2014 and 2013, respectively. At December 31, 2014, the Company was in compliance with all covenants required by the Loan Facility.

NOTE 5. FAIR VALUE OF INVESTMENTS

At December 31, 2014, our financial assets were categorized as follows in the fair value hierarchy:

	Fair Value Measurement at Reporting Date Using:
Description	December 31, 2014	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Privately Held Portfolio Companies:
Preferred Stock	$70,969,603	$0	$0	$70,969,603
Bridge Notes	2,163,916	0	0	2,163,916
Warrants	2,026,864	0	0	2,026,864
Rights to Milestone Payments	3,193,865	0	0	3,193,865
Common Stock	535,280	0	0	535,280
Senior Secured Debt	1,203,299	0	0	1,203,299
Subordinated Secured Debt	979,450	0	0	979,450
Options	50,690			50,690
Publicly Traded Portfolio Companies:
Common Stock	$8,641,873	$1,390,695	$0	$7,251,178
Total Investments:	$89,764,840	$1,390,695	$0	$88,374,145
Funds Held in Escrow From Sales of Investments:	$306,802	$0	$0	$306,802
Total Financial Assets:	$90,071,642	$1,390,695	$0	$88,680,947

HARRIS & HARRIS GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5. FAIR VALUE OF INVESTMENTS  – (continued)

Significant Unobservable Inputs

The table below presents the valuation technique and quantitative information about the significant unobservable inputs utilized by the Company in the fair value measurements of Level 3 assets. Unobservable inputs are those inputs for which little or no market data exists and, therefore, require an entity to develop its own assumptions.

	Fair Value at December 31, 2014	Valuation Technique(s)	Unobservable Input	Range (Weighted Average(a))
Preferred Stock	$33,860,023	Hybrid Approach	Private Offering Price Volatility Time to Exit Discount for Lack of Marketability	$0.71 – 2.90 ($1.66) 46.6% – 58.8% (49.4%) 0.33 – 2 Years (1.12) 0% – 16% (7%)
Preferred Stock	22,174,585	Income Approach	Private Offering Price Non-Performance Risk Volatility Time to Exit	$0 – $5.97 ($2.60) 0% – 50% (1.2%) 51.4% – 94.4% (62%) 2 – 4.5 Years (2.8)
Preferred Stock	14,934,995	Market Approach	Private Offering Price Non-Performance Risk Volatility Revenue Multiples Time to Exit Discount for Lack of Marketability	$0 – $1.75 ($1.03) 0% (0%) 33.90% – 64.2% (47%) 2.2 – 4.6 (3.5) 2 – 4.5 Years (2.2) 0% – 21% (10%)
Bridge Notes	834,673	Hybrid Approach	Private Offering Price Non-Performance Risk Volatility Time to Exit	$1.00 ($1.00) 0% (0%) 58.8% (58.8%) 0.33 Years (0.33)
Bridge Notes	376,983	Income Approach	Private Offering Price Non-Performance Risk	$1.00 ($1.00) 0% (0%)
Bridge Notes	952,260	Market Approach	Private Offering Price Non-Performance Risk	$1.00 ($1.00) 0% (0%)
Common Stock	22,752	Hybrid Approach	Private Offering Price Non-Performance Risk Volatility Time to Exit	$1.00 ($1.00) 0% (0%) 58.8% (58.8%) 0.33 Years (0.33)
Common Stock	512,507	Income Approach	Private Offering Price Non-Performance Risk Volatility Time to Exit	$1.00 – $3.71 ($2.72) 0% (0%) 52.7% – 94.4% (65%) 3 Years (3)
Common Stock	21	Market Approach	Private Offering Price Non-Performance Risk	$0.0001 – $0.001 ($0.0001) 0% (0%)
Warrants	2,026,864	Income Approach	Private Offering Price Volatility Expected Term	$0.30 – 2.66 ($1.46) 33.9% – 107% (73.1%) 0.23 – 9.10 Years (3.5)
Rights to Milestone Payments	3,193,865	Probability Weighted Discounted Cash Flow	Probability of Achieving Independent Milestones Probability of Achieving Dependent Milestones	0% – 80% (45%) 0% – 75% (24%)
Subordinated Secured Debt	979,450	Income Approach	Effective Yield	17.8% (17.8%)
Senior Secured Debt	1,203,299	Income Approach	Effective Yield	0 – 15.8% (5.0%)
Funds Held in Escrow From Sales of Investments	306,802	Market Approach	Escrow Discounts	50% (50%)

HARRIS & HARRIS GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5. FAIR VALUE OF INVESTMENTS  – (continued)

	Fair Value at December 31, 2014	Valuation Technique(s)	Unobservable Input	Range (Weighted Average(a))
Options	50,690	Income Approach	Stock Price Volatility Expected Term	$1.05 ($1.05) 88.9% (88.9%) 9.6 Years (9.6)
OTC Traded Common Stock	7,251,178	Market Approach	Volatility of Public Comparables Discount for Lack of Marketability Escrow Discounts	0% – 88.9% (68.7%) 0% – 16.4% (12.7%) 0% – 50% (0.4%)
Total	$88,680,947

(a)	Weighted average based on fair value at December 31, 2014.
Valuation Methodologies and Inputs for Level 3 Assets

The following sections describe the valuation techniques and significant unobservable inputs used to measure Level 3 assets.

Preferred Stock, Bridge Notes and Common Stock

Preferred stock, bridge notes and common stock are valued by either a market, income or hybrid approach using internal models with inputs, most of which are not market observable. Common inputs for valuing Level 3 preferred stock, bridge note and private common stock investments include prices from recently executed private transactions in a company’s securities or unconditional firm offers, revenue multiples of comparable publicly traded companies, merger and acquisition (“M&A”) transactions consummated by comparable companies, discounts for lack of marketability, rights and preferences of the class of securities we own as compared with other classes of securities the portfolio company has issued, particularly related to potential liquidity scenarios of an initial public offering (“IPO”) or an acquisition transaction, estimated time to exit, volatilities of comparable publicly traded companies and management’s best estimate of risk attributable to non-performance risk. Certain securities are valued using the present value of future cash flows. We define non-performance risk as the risk that the price per share (or implied valuation of a portfolio company) or the effective yield of a debt security of a portfolio company, as applicable, does not appropriately represent the risk that a portfolio company with negative cash flow will be: (a) unable to raise capital, will need to be shut down and will not return our invested capital; or (b) able to raise capital, but at a valuation significantly lower than the implied post-money valuation of the last round of financing. We assess non-performance risk for each private portfolio company quarterly. Our assessment of non-performance risk typically includes an evaluation of the financial condition and operating results of the company, the company’s progress towards milestones, and the long-term potential of the business and technology of the company and how this potential may or may not affect the value of the shares owned by us. An increase to the non-performance risk or a decrease in the private offering price of a future round of financing from that of the most recent round would result in a lower fair value measurement and/or a change in the distribution of value among the classes of securities we own. An increase in the volatility assumption generally increases the enterprise value calculated in an option pricing model. An increase in the time to exit assumption also generally increases the enterprise value calculated in an option pricing model. Variations in the expected time to exit or expected volatility assumptions have a significant impact on fair value.

Option pricing models place a high weighting on liquidation preferences, which means that small differences in how the preferences are structured can have a material effect on the fair value of our securities at the time of valuation and also on future valuations should additional rounds of financing occur with senior preferences. As such, valuations calculated by option pricing models may not increase if 1) rounds of financing occur at higher prices per share, 2) liquidation preferences include multiples on investment, 3) the amount of invested capital is small and/or 4) liquidation preferences are senior to prior rounds of financing.

HARRIS & HARRIS GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5. FAIR VALUE OF INVESTMENTS  – (continued)

Bridge notes commonly contain terms that provide for the conversion of the full amount of principal, and sometimes interest, into shares of preferred stock at a defined price per share and/or the price per share of the next round of financing. The use of a discount for non-performance risk in the valuation of bridge notes would indicate the potential for conversion of only a portion of the principal, plus interest when applicable, into shares of preferred stock or the potential that a conversion event will not occur and that the likely outcome of a liquidation of assets would result in payment of less than the remaining principal outstanding of the note. An increase in non-performance risk would result in a lower fair value measurement.

Warrants

We use the Black-Scholes-Merton option-pricing model to determine the fair value of warrants held in our portfolio. Option pricing models, including the Black-Scholes-Merton model, require the use of subjective input assumptions, including expected volatility, expected life, expected dividend rate, and expected risk-free rate of return. In the Black-Scholes-Merton model, variations in the expected volatility or expected term assumptions have a significant impact on fair value. Because certain securities underlying the warrants in our portfolio are not publicly traded, many of the required input assumptions are more difficult to estimate than they would be if a public market for the underlying securities existed.

An input to the Black-Scholes-Merton option-pricing model is the value per share of the type of stock for which the warrant is exercisable as of the date of valuation. This input is derived according to the methodologies discussed in “Preferred Stock, Bridge Notes and Common Stock.”

Rights to Milestone Payments

Rights to milestone payments are valued using a probability-weighted discounted cash flow model. As part of Amgen Inc.’s acquisition of our former portfolio company, BioVex Group, Inc., we are entitled to potential future milestone payments based upon the achievement of certain regulatory and sales milestones. We are also entitled to future milestone payments from Laird Technologies Inc.’s acquisition of our former portfolio company, Nextreme Thermal Solutions, Inc., and from Canon, Inc.’s acquisition of Molecular Imprints, Inc. We assign probabilities to the achievements of the various milestones. Milestones identified as independent milestones can be achieved irrespective of the achievement of other contractual milestones. Dependent milestones are those that can only be achieved after another, or series of other, milestones are achieved. The interest rates used in these models are observable inputs from sources such as the published interest rates for corporate bonds of the acquiring or comparable companies.

Participation Agreements and Senior Secured Debt

We invest in venture debt investments through senior secured debt. We value these securities using an income approach. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Common inputs for valuing Level 3 debt investments include: the effective yield of the debt investment or, in the case where we have received warrant coverage, the warrant-adjusted effective yield of the security, adjustments for changes in the yields of comparable publicly traded high-yield debt funds and risk-free interest rates and an assessment of non-performance risk. For venture debt investments, an increase in yields would result in a lower fair value measurement. Furthermore, yields would decrease, and value would increase, if the company is exceeding targets and risk has been substantially reduced from the level of risk that existed at the time of investment. Yields would increase, and values would decrease, if the company is failing to meet its targets and risk has been increased from the level of risk that existed at the time of investment. Historically, we also invested in venture debt through participation agreements. As of December 31, 2014, the amounts held in participation agreements consist solely of warrants. These warrants are valued using the Black-Scholes-Merton pricing model as discussed in “Warrants.”

HARRIS & HARRIS GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5. FAIR VALUE OF INVESTMENTS  – (continued)

The following chart shows the components of change in the financial assets categorized as Level 3 for the year ended December 31, 2014.

	Beginning Balance 1/1/2014	Total Realized (Losses) Gains Included in Changes in Net Assets	Transfers		Total Unrealized Appreciation (Depreciation) Included in Changes in Net Assets	Investments in Portfolio Companies, Interest on Bridge Notes, and Amortization of Loan Fees, Net	Disposals and Settlements	Ending Balance 12/31/2014	Amount of Total (Depreciation) Appreciation for the Period Included in Changes in Net Assets Attributable to the Change in Unrealized Gains or Losses Relating to Assets Still Held at the Reporting Date
Preferred Stock	$71,577,059	$(7,472,760)	$(371,644)(1),(2)		$5,555,721	$8,191,037	$(6,509,810)	$70,969,603	$(6,283,994)
Bridge Notes	6,044,114	(50,000)	(4,968,041	)(1)	(2,253,312)	3,434,976	(43,821)	2,163,916	(2,303,312)
Common Stock	108,668	0	1,130,362	(1)	(919,782)	216,032	0	535,280	(919,782)
Warrants	800,487	0	65,250	(1)	519,818	641,309	0	2,026,864	519,818
Rights to Milestone Payments	3,489,433	536,813	629,670		608,904	0	(2,070,955)	3,193,865	608,904
Participation Agreements	777,195	84,371	0		(68,196)	5,892	(799,262)	0	0
Senior Secured Debt	1,511,828	0	0		17,364	(12,536)	(313,357)	1,203,299	17,364
Subordinated Secured Debt	0	0	0		197	979,253	0	979,450	197
Funds Held in Escrow From Sales of Investments	1,786,390	270,241	625,000	(2)	0	0	(2,374,829)	306,802	0
Options	0	0	0		50,690	0	0	50,690	50,690
OTC Traded Common Stock	0	0	2,889,403	(1)	3,402,150	959,625	0	7,251,178	3,402,150
Total	$86,095,174	$(6,631,335)	$0		$6,913,554	$14,415,588	$(12,112,034)	$88,680,947	$(4,907,965)

(1)	Transfers among asset classes are owing to conversions at financing events. These do not represent transfers in or out of Level 3.
(2)	There was a $625,000 transfer from “Preferred Stock” into “Funds Held in Escrow From Sales of Investments” owing to the sale of Molecular Imprints, Inc., to Canon, Inc.

There were no transfers out of Level 3 investments during the year ended December 31, 2014.

At December 31, 2013, our financial assets were categorized as follows in the fair value hierarchy:

	Fair Value Measurement at Reporting Date Using:
Description	December 31, 2013	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
U.S. Government Securities:	$18,999,810	$18,999,810	$0	$0
Privately Held Portfolio Companies:
Preferred Stock	$71,577,059	$0	$0	$71,577,059
Bridge Notes	6,044,114	0	0	6,044,114
Warrants	800,487	0	0	800,487
Rights to Milestone Payments	3,489,433	0	0	3,489,433
Common Stock	108,668	0	0	108,668
Senior Secured Debt	1,511,828	0	0	1,511,828
Participation Agreement	777,195	0	0	777,195
Non-Convertible Promissory Note	4,043,381	0	4,043,381	0

HARRIS & HARRIS GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5. FAIR VALUE OF INVESTMENTS  – (continued)

	Fair Value Measurement at Reporting Date Using:
Description	December 31, 2013	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Publicly Traded Portfolio Companies:
Common Stock	$5,547,294	$5,547,294	$0	$0
Total Investments:	$112,899,269	$24,547,104	$4,043,381	$84,308,784
Funds Held in Escrow From Sales of Investments:	$1,786,390	$0	$0	$1,786,390
Total Financial Assets:	$114,685,659	$24,547,104	$4,043,381	$86,095,174
Liabilities:
Written Call Options	$103,500	$103,500	$0	$0
Total Liabilities:	$103,500	$103,500	$0	$0

Significant Unobservable Inputs

The table below presents the valuation technique and quantitative information about the significant unobservable inputs utilized by the Company in the fair value measurements of Level 3 assets. Unobservable inputs are those inputs for which little or no market data exists and, therefore, require an entity to develop its own assumptions.

	Fair Value at December 31, 2013	Valuation Techniques(s)	Unobservable Input	Range (Weighted Average(a))
Preferred Stock	$1,419,855	Hybrid Approach	Private Offering Price Probability of Exit Outcomes Probability of Achieving Milestones	$1.38 ($1.38) 25% – 75%(b) 26% – 80%(b)
	4,235,562	Income Approach	Non-Performance Risk Probability of Exit Outcomes Probability of Achieving Milestones	0% – 100% (0%) 0% – 100%(b) 0% – 100%(b)
	65,921,642	Market Approach	Private Offering Price Non-Performance Risk Revenue Multiples Illiquidity Discounts Probability of Exit Outcomes	$0.10 – $3.91 ($1.30) 0% – 97% (5%) 1.15 – 7.27 (1.06) 20% – 30% (2.5%) 0% – 100%(b)
Bridge Notes	2,679,932	Hybrid Approach	Private Offering Price	$1.00 ($1.00)
	333,845	Income Approach	Non-Performance Risk	0% (0%)
	3,030,337	Market Approach
Common Stock	108,668	Market Approach	Private Offering Price Non-Performance Risk	$0.001 – $47.51 ($11.06) 0% (0%)
Warrants	800,487	Black-Sholes-Merton Model	Stock Price Volatility Expected Term	$0.06 – $2.76 ($1.36) 22.6% – 107% (105%) 0.50 – 9.20 Years (3.3)
Rights to Milestone Payments	3,489,433	Probability Weighted Discounted Cash Flow	Probability of Achieving Independent Milestones Probability of Achieving Dependent Milestones	0% – 80%(b) 0% – 30%(b)
Participation Agreements(c)	777,195	Income Approach	Warrant Adjusted Effective Yield Effective Yield Non-Performance Risk Participation Payment Risk Stock Price Volatility Expected Term	21.5% (21.5%) 21.5% (21.5%) 0% (0%) 0% (0%) $0.09 – $0.50 ($0.34) 107% (107%) 3.72 – 8.25 Years (5.59)
Senior Secured Debt	1,511,828	Income Approach	Effective Yield Non-Performance Risk	15.8% – 22.7% (19.6%) 0% (0%)
Funds Held in Escrow From Sales of Investments	1,786,390		Escrow Discounts	50% (50%)
Total	$86,095,174

HARRIS & HARRIS GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5. FAIR VALUE OF INVESTMENTS  – (continued)

(a)	Weighted average based on fair value at December 31, 2013.
(b)	Weighted average has not been disclosed owing to the wide range of possible values.
(c)	In connection with our investments in participation agreements in GEO Semiconductor, Inc., and OHSO Clean, Inc., we received warrants to purchase stock. See “Warrants” for a discussion of the valuation methodology used.

The following chart shows the components of change in the financial assets categorized as Level 3 for the year ended December 31, 2013.

	Beginning Balance 1/1/2013	Total Realized Gains (Losses) Included in Changes in Net Assets	Transfers		Total Unrealized (Depreciation) Appreciation Included in Changes in Net Assets	Investments in Portfolio Companies, Interest on Bridge Notes, and Amortization of Loan Fees, Net	Disposals	Ending Balance 12/31/2013	Amount of Total (Depreciation) Appreciation for the Period Included in Changes in Net Assets Attributable to the Change in Unrealized Gains or Losses Relating to Assets Still Held at the Reporting Date
Preferred Stock	$78,615,582	$10,006,915	$1,817,476	(1)	$(17,635,033)	$12,779,034	$(14,006,915)	$71,577,059	$(9,331,349)
Bridge Notes	4,152,634	0	(1,822,831	)(1)	(1,078,514)	4,792,825	0	6,044,114	(1,078,514)
Common Stock	108,667	(4,384,762)	0		4,384,762	1	0	108,668	0
Warrants	586,320	0	5,355	(1)	188,412	20,400	0	800,487	188,412
Rights to Milestone Payments	3,400,734	0	0		88,699	0	0	3,489,433	88,699
Participation Agreements	1,138,148	90,255	0		(22,807)	5,966	(434,367)	777,195	39,896
Subordinated Secured Debt	120,410	15,058	0		(10,836)	368	(125,000)	0	0
Senior Secured Debt	1,075,870	0	0		397,325	339,907	(301,274)	1,511,828	397,325
Non-Convertible Promissory Note	3,033,338	0	(3,033,338)		0	0	0	0	0
Publicly Traded Common Stock	1,348,227	0	(1,547,827)		0	199,600	0	0	0
Funds Held in Escrow From Sales of Investments	1,052,345	766,448	0		0	1,168,671	(1,201,074)	1,786,390	0
Total	$94,632,275	$6,493,914	$(4,581,165)		$(13,687,992)	$19,306,772	$(16,068,630)	$86,095,174	$(9,695,531)

(1)	Transfers among asset classes are owing to conversions at financing events. These do not represent transfers in or out of Level 3.

We elected to use the beginning of period values to recognize transfers in and out of Level 2 and Level 3 investments. For the year ended December 31, 2013, there were transfers out of Level 3 totaling $4,581,165. Our shares of Champions Oncology, Inc., transferred from a Level 3 investment to a Level 1 investment owing to the market for the shares becoming active with increased and sustained trading volume and the lapse of restrictions on 626,523 shares that were previously restricted. Our non-convertible promissory note in Molecular Imprints, Inc., transferred from a Level 3 investment to a Level 2 investment owing to an acquisition offer.

HARRIS & HARRIS GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6. DERIVATIVES

The Company has written covered call options on its holdings of one of its publicly traded portfolio companies in exchange for the receipt of a premium. The option provides the holder the right, but not the obligation, to purchase the shares on which the option is held at a specified price over a specified future period. The call options were sold at a strike price above the market price on the date of the sale allowing the Company to receive potential appreciation in addition to the premium.

Transactions in written call options during the year ended December 31, 2014, were as follows:

	Number of Contracts	Premium
Call options outstanding at December 31, 2013	1,500	$112,382
Call options written	1,500	342,735
Call options expired	(1,500)	(342,735)
Call options called in assignment transactions	0	0
Call options terminated in closing transactions	(1,500)	(112,382)
Call options outstanding at December 31, 2014	0	$0

At December 31, 2014, and December 31, 2013, we had rights to milestone payments from Amgen, Inc.’s acquisition of our former portfolio company, BioVex Group, Inc. These milestone payments were fair valued at $2,564,917 and $3,489,433, respectively, and are contingent upon certain milestones being achieved in the future. At December 31, 2014, and December 31, 2013, we had rights to milestone payments from Laird Technologies, Inc.’s acquisition of our former portfolio company, Nextreme Thermal Solutions, Inc. These milestone payments were fair valued at $0 as of December 31, 2014, and December 31, 2013. At December 31, 2014, we had rights to milestone payments from Canon, Inc.’s acquisition of our former portfolio company, Molecular Imprints, Inc. These milestone payments were fair valued at $628,948 as of December 31, 2014.

The following tables present the value of derivatives held at December 31, 2014, and the effect of derivatives held during the year ended December 31, 2014, along with the respective location in the financial statements.

Statements of Assets and Liabilities:

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Contracts	—	—	Written call options payable	$0
Amgen, Inc. Rights to Milestone Payments from Acquisition of BioVex Group, Inc.	Investments	$2,564,917	—	—
Laird Technologies, Inc. Rights to Milestone Payments from Acquisition of Nextreme Thermal Solutions, Inc.	Investments	$0	—	—
Canon, Inc. Rights to Milestone Payments from Acquisition of Molecular Imprints, Inc.	Investments	$628,948	—	—

HARRIS & HARRIS GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6. DERIVATIVES  – (continued)

Statements of Operations:

Derivatives	Location	Realized Gain/(Loss)	Change in unrealized (Depreciation)/ Appreciation
Equity Contracts	Net Realized and Unrealized (Loss) Gain	$232,079	$(8,882)
Amgen, Inc. Rights to Milestone Payments from Acquisition of BioVex Group, Inc.	Net Realized and Unrealized (Loss) Gain	$536,813	$609,626
Laird Technologies, Inc. Rights to Milestone Payments from Acquisition of Nextreme Thermal Solutions, Inc.	Net Realized and Unrealized (Loss) Gain	$0	$0
Canon, Inc. Rights to Milestone Payments from Acquisition of Molecular Imprints, Inc.	Net Realized and Unrealized (Loss) Gain	$0	$(722)

Transactions in written call options during the year ended December 31, 2013, were as follows:

	Number of Contracts	Premium
Call options outstanding at December 31, 2012	2,000	$50,000
Call options written	18,321	1,092,989
Call options expired	(2,065)	(96,565)
Call options called in assignment transactions	(9,356)	(638,434)
Call options terminated in closing transactions	(7,400)	(295,608)
Call options outstanding at December 31, 2013	1,500	$112,382

We have also purchased put options as a method of limiting the downside risk that the price per share of this company may decrease substantially from current levels. A put option gives its holder the right to sell a specified number of shares of a specific security at a specific price (known as the exercise strike price) by a certain date.

The following tables present the value of derivatives held at December 31, 2013, and the effect of derivatives held during the year ended December 31, 2013, along with the respective location in the financial statements.

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Contracts			Written call options payable	$103,500
Amgen, Inc. Rights to Milestone Payments from Acquisition of BioVex Group, Inc.	Investments	$3,489,433	—	—
Laird Technologies, Inc. Rights to Milestone Payments from Acquisition of Nextreme Thermal Solutions, Inc.	Investments	$0	—	—

HARRIS & HARRIS GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6. DERIVATIVES  – (continued)

Statement of Operations

Derivatives	Location	Realized (Loss)/Gain	Change in unrealized Appreciation/ (Depreciation)
Equity Contracts	Net Realized and Unrealized (Loss) Gain	$(72,491)	$1,382
Amgen, Inc. Rights to Milestone Payments from Acquisition of BioVex Group, Inc.	Net Realized and Unrealized (Loss) Gain	$0	$88,699
Laird Technologies, Inc. Rights to Milestone Payments from Acquisition of Nextreme Thermal Solutions, Inc.	Net Realized and Unrealized (Loss) Gain	$0	$0

NOTE 7. STOCK-BASED COMPENSATION

The Company maintains the Stock Plan, which provides for the grant of equity-based awards of stock options to our officers and employees and restricted stock to our officers, employees and non-employee directors subject to compliance with the 1940 Act and an exemptive order granted on April 3, 2012, by the SEC permitting us to award shares of restricted stock (the “Exemptive Order”).

Under the Stock Plan, a maximum of 20 percent (6,200,120 shares) of our total shares of common stock issued and outstanding as of the 2012 Annual Meeting date, calculated on a fully diluted basis (31,000,601 shares), were available for awards under the Stock Plan. Under the Stock Plan, no more than 50 percent of the shares of stock reserved for the grant of the awards under the Stock Plan (up to an aggregate of 3,100,060 shares) may be restricted stock awards at any time during the term of the Stock Plan. If any shares of restricted stock are awarded, such awards will reduce on a percentage basis the total number of shares of stock for which options may be awarded. No more than 1,000,000 shares of our common stock may be made subject to awards under the Stock Plan to any individual in any year. Although the Stock Plan permits us to continue to grant stock options, our Board of Directors currently plans to discontinue further grants of stock options. As of December 31, 2014, 1,165,495 shares of restricted stock, or 3.8 percent, of the 31,000,601 total shares outstanding as of the effective date of the Stock Plan were outstanding. As of December 31, 2014, 1,423,912 options, or 4.6 percent, of the 31,000,601 total shares outstanding as of the effective date of the Stock Plan were outstanding, of which 1,128,261, or 79.2 percent, of all options outstanding were held in the estate of Charles E. Harris.

The Stock Plan will expire on June 7, 2022. The expiration of the Stock Plan will not by itself adversely affect the rights of plan participants under awards that are outstanding at the time the Stock Plan expires.

Stock Option Awards

During the years ended December 31, 2014, 2013 and 2012, the Compensation Committee of the Board of Directors of the Company did not grant any stock options. On May 11, 2012, certain executive officers voluntarily cancelled 1,963,745 outstanding stock options for no consideration. Upon cancellation, we recognized $1,365,242 in compensation expense related to these previously granted options. The Compensation Committee currently does not plan to grant new stock options to employees.

For the years ended December 31, 2014, December 31, 2013, and December 31, 2012, the Company recognized $92,758, $215,394, and $1,973,569, respectively, of compensation expense in the Consolidated Statements of Operations related to stock options. The amount for the year ended December 31, 2012, includes $1,365,242 related to the voluntary cancellation of stock options. As of December 31, 2014, there was no unrecognized compensation cost related to unvested stock options awards. As of December 31, 2013, and December 31, 2012, there was approximately $92,756 and $224,182, respectively, of unrecognized compensation cost related to unvested stock option awards.

HARRIS & HARRIS GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7. STOCK-BASED COMPENSATION  – (continued)

No options were exercised during the years ended December 31, 2014, December 31, 2013, and December 31, 2012. Upon exercise, shares would be issued from our previously authorized but unissued shares.

A summary of the changes in outstanding stock options for the year ended December 31, 2014, is as follows:

	Shares	Weighted Average Exercise Price	Weighted Average Grant Date Fair Value	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Options Outstanding at January 1, 2014	1,425,372	$9.77	$6.27	2.68	$0
Granted	0	0	0	0
Exercised	0	0	0	0
Forfeited or Expired	(1,460)	4.49	2.11	0
Options Outstanding and Exercisable at December 31, 2014	1,423,912	$9.77	$6.28	1.68	$0

The aggregate intrinsic value in the table above with respect to outstanding options is calculated as the difference between the Company’s closing stock price of $2.95 on December 31, 2014, and the exercise price, multiplied by the number of in-the-money options. This amount represents the total pre-tax intrinsic value that would have been received by the option holders had all option holders exercised their awards on December 31, 2014.

The grant date fair value of options vested during the year ended December 31, 2014, was $189,743. The grant date fair value of options vested during the year ended December 31, 2013, was $202,269. The grant date fair value of options vested during the year ended December 31, 2012, was $580,542, which included options vested for certain executive officers prior to the voluntary cancellation of 1,963,745 outstanding stock options on May 11, 2012.

At December 31, 2014, there were no unvested options. At December 31, 2013, there were 25,445 unvested options with a weighted average grant date fair value of $7.46. At December 31, 2012, there were 56,505 unvested options with a weighted average grant date fair value of $6.94.

During the year ended December 31, 2014, a total of 25,445 options vested having a weighted average grant date fair value of $7.46. During the year ended December 31, 2013, a total of 31,060 options vested having a weighted average grant date fair value of $6.51. During the year ended December 31, 2012, a total of 162,972 options vested having a weighted average grant date fair value of $3.56.

Restricted Stock

On June 11, 2012, the Compensation Committee granted the employees a total of 1,780,000 shares of restricted stock. A total of 1,068,000 awards (60 percent) vest when the volume-weighted stock price is at or above pre-determined stock price targets over a 30-day period. These pre-determined stock price targets range from $5.00 per share to $9.00 per share. The remaining 712,000 of these shares (40 percent) have vesting dates ranging from December 31, 2012, through June 30, 2017, based on the employee’s continued service to the Company. After this initial employee grant, the Compensation Committee does not plan to grant additional restricted stock to existing employees until at least June 11, 2015. On March 6, 2014, the Compensation Committee granted 26,360 shares of restricted stock to a new employee under service terms and volume weighted market price conditions matching those of the June 11, 2012, employee grant. Pursuant to the Exemptive Order, non-employee directors receive up to 2,000 shares of restricted stock annually, which vest pro rata over a three-year period from the date of the grant. On June 7, 2012, the non-employee directors received a grant of 14,000 shares of restricted stock. On May 2, 2013, an additional 12,000 shares of

HARRIS & HARRIS GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7. STOCK-BASED COMPENSATION  – (continued)

restricted stock were granted to the non-employee directors. On May 1, 2014, an additional 14,000 shares of restricted stock were granted to the non-employee directors.

The compensation expense for the service-based award is determined by the market price of our stock at the date of grant applied to the total number of shares we anticipate to fully vest. The market price for the March 6, 2014, employee service-based award was $3.05. The market price for the May 1, 2014, grant to the non-employee directors was $3.60.

The compensation expense for the market-based award is determined by the fair value of the award applied to the number of shares granted, net of estimated forfeitures. The fair value of the market-based award granted on March 6, 2014, was determined using a lattice model. The fair value of this award ranges from $2.40 per share to $2.64 per share and will be expensed over derived service periods ranging from approximately 44 to 86 months.

During 2014, a total of 255,379 shares of restricted stock were forfeited in connection with the voluntary termination of three of our employees and the resignation of one non-employee director. As a result, compensation cost of $256,334 related to these awards was reversed, which reduced stock-based compensation cost for the period. For the year ended December 31, 2014, we recognized $764,248 of compensation expense related to restricted stock awards. As of December 31, 2014, there was unrecognized compensation cost of $1,859,672 related to restricted stock awards. This cost is expected to be recognized over a weighted average period of approximately 1.5 years.

Non-vested restricted stock awards as of December 31, 2014, and changes during the year ended December 31, 2014, were as follows:

	Shares	Weighted-Average Grant Date Fair Value Per Share
Outstanding at January 1, 2014	1,504,518	$2.78
Granted	40,360	3.01
Vested based on service	(83,404)	3.34
Shares withheld related to net share settlement of restricted stock	(40,600)	3.37
Forfeited	(255,379)	2.74
Outstanding at December 31, 2014	1,165,495	$2.73

For the year ended December 31, 2013, we recognized $1,034,362 of compensation expense related to restricted stock awards. As of December 31, 2013, there was unrecognized compensation cost of $3,203,536 related to restricted stock awards.

Non-vested restricted stock awards as of December 31, 2013, and changes during the year ended December 31, 2013, were as follows:

	Shares	Weighted-Average Grant Date Fair Value Per Share
Outstanding at January 1, 2013	1,616,000	$2.82
Granted	12,000	3.15
Vested based on service	(80,555)	3.39
Shares withheld related to net share settlement of restricted stock	(40,927)	3.38
Forfeited	(2,000)	3.55
Outstanding at December 31, 2013	1,504,518	$2.78

Under net settlement procedures currently applicable to our outstanding restricted stock awards for current employees, upon each settlement date, restricted stock awards are withheld to cover the required

HARRIS & HARRIS GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7. STOCK-BASED COMPENSATION  – (continued)

withholding tax, which is based on the value of the restricted stock award on the settlement date as determined by the closing price of our common stock on the vesting date. The remaining amounts are delivered to the recipient as shares of our common stock. During 2014, 124,004 restricted stock awards vested, of which 116,000 restricted stock awards were net settled by withholding 40,600 shares, which represented the employees’ minimum statutory obligation for each such employee’s applicable income and other employment taxes and remitted cash totaling of $124,751 to the appropriate tax authorities.

During 2013, 121,482 restricted stock awards vested, of which 117,480 were net settled by withholding 40,927 shares, which represented the employees’ minimum statutory obligation for each such employee’s applicable income and other employment taxes and remitted cash totaling of $123,182 to the appropriate tax authorities.

The amount remitted to the tax authorities for the employees’ tax obligation was reflected as a financing activity within our Consolidated Statements of Cash Flows. The shares withheld by us as a result of the net settlement of restricted stock awards are not considered issued and outstanding, thereby reducing our shares outstanding used to calculate net asset value per share.

NOTE 8. DISTRIBUTABLE EARNINGS

As of December 31, 2014, December 31, 2013, and December 31, 2012, there were no distributable earnings. The difference between the book basis and tax basis components of distributable earnings is primarily nondeductible deferred compensation and net operating losses. These differences are immaterial.

The Company did not declare dividends for the years ended December 31, 2014, 2013 or 2012.

NOTE 9. EMPLOYEE BENEFITS

401(k) Plan

We adopted a 401(k) Plan covering substantially all of our employees. Matching contributions to the plan are at the discretion of the Compensation Committee. For the year ended December 31, 2014, the Compensation Committee approved a 100 percent match, which amounted to $216,420. The 401(k) Company match for the years ended December 31, 2013, and December 31, 2012, was $219,600 and $208,383, respectively.

Medical Benefit Retirement Plan

We administer a plan to provide medical and dental insurance for retirees and their spouses who, at the time of their retirement, have 10 years of service with us and have attained 50 years of age or have attained 45 years of age and have 15 years of service with us (the “Medical Benefit Retirement Plan”). On March 7, 2013, the Board of Directors amended the Medical Benefit Retirement Plan. The amendment limits the medical benefit to $10,000 per year for a period of ten years. The amendment does not affect benefits accrued by former employees or one current employee who is grandfathered under the former terms of the plan.

Our accumulated postretirement benefit obligation was re-measured as of the plan amendment date, which resulted in a $1,101,338 decrease in our liability. A deferred gain of $1,101,338 owing to this amendment was included in “Accumulated other comprehensive income” as of March 31, 2013. This amount is being amortized over a service period of 5.27 years. During the year ended December 31, 2014, a total of $208,983 was amortized and included as a reduction of “Salaries, benefits and stock-based compensation” on our Consolidated Statements of Operations. During the year ended December 31, 2013, a total of $174,152 was amortized and included as a reduction of “Salaries, benefits and stock-based compensation” on our Consolidated Statements of Operations. All of the amounts reported in the Consolidated Statements of Comprehensive Income (Loss) relate to the plan amendment.

HARRIS & HARRIS GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9. EMPLOYEE BENEFITS  – (continued)

The plan is unfunded and has no assets. The following disclosures about changes in the benefit obligation under our plan to provide medical and dental insurance for retirees are as of the measurement date of December 31:

	2014	2013
Accumulated Postretirement Benefit Obligation at Beginning of Year	$897,923	$1,955,116
Service Cost	41,433	69,277
Interest Cost	42,075	43,033
Plan Amendment	0	(1,101,338)
Actuarial Loss (Gain)	84,245	(47,848)
Benefits Paid	(22,946)	(20,317)
Accumulated Postretirement Benefit Obligation at End of Year	$1,042,730	$897,923

In accounting for the plan, the assumption made for the discount rate was 3.83 percent and 4.79 percent for the years ended December 31, 2014, and 2013, respectively. The assumed health care cost trend rates in 2014 were eight percent grading to five percent over six years for medical and five percent per year for dental. The assumed health care cost trend rates in 2013 were eight percent grading to five percent over six years for medical and five percent per year for dental. The effect on disclosure information of a one percentage point change in the assumed health care cost trend rate for each future year is shown below.

	1% Decrease in Rates	Assumed Rates	1% Increase in Rates
Aggregated Service and Interest Cost	$76,464	$83,508	$91,794
Accumulated Postretirement Benefit Obligation	$928,365	$1,042,730	$1,181,832

The net periodic postretirement benefit cost for the year is determined as the sum of service cost for the year, interest on the accumulated postretirement benefit obligation and amortization of the prior service cost and actuarial gains/losses over the average remaining service period of employees expected to receive plan benefits. The following is the net periodic postretirement benefit cost for the years ended December 31, 2014, 2013, and 2012:

	2014	2013	2012
Service Cost	$41,433	$69,277	$160,428
Interest Cost on Accumulated Postretirement Benefit Obligation	42,075	43,033	71,033
Amortization of Prior Service Cost	(208,983)	(174,152)	0
Amortization of Net (Gain)/Loss	11,833	10,496	514
Net Periodic Post Retirement Benefit Cost	$(113,642)	$(51,346)	$231,975

A total of $208,983 in accumulated other comprehensive income is expected to be recognized as a component of net periodic post retirement benefit cost in 2015.

The Company estimates the following benefits to be paid in each of the following years:

2015	$19,601
2016	$22,706
2017	$25,798
2018	$29,588
2019	$32,276
2020 through 2024	$254,321

HARRIS & HARRIS GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9. EMPLOYEE BENEFITS  – (continued)

For the year ended December 31, 2014, net unrecognized actuarial losses, which resulted primarily from the decrease in the discount rate, increased by $72,412, which represents $84,245 of actuarial losses arising during the year, offset by $11,833 reclassification adjustment that increased the net periodic benefit cost for the year.

For the year ended December 31, 2013, net unrecognized actuarial gains, which resulted primarily from the increase in the discount rate, increased by $58,344, which represents $47,848 of actuarial gains arising during the year and a $10,496 reclassification adjustment that increased the net periodic benefit cost for the year.

For the year ended December 31, 2012, net unrecognized actuarial losses, which resulted primarily from the decrease in the discount rate, increased by $33,629, which represents $34,143 of actuarial losses arising during the year offset by a $514 reclassification adjustment that increased the net periodic benefit cost for the year.

Executive Mandatory Retirement Benefit Plan

On May 5, 2011, the Board of Directors of Harris & Harris Group, Inc., terminated the Amended and Restated Executive Mandatory Retirement Benefit Plan. The plan was adopted in 2003 in order to begin planning for eventual management succession for individuals who are employed by us in a bona fide executive or high policy-making position. The plan provided benefits required by age discrimination laws as a result of the Company’s policy of mandatory retirement when such individuals attained the age of 65. Our former President accrued benefits under this plan prior to his retirement, and the termination of this plan has no impact on his accrued benefits. At December 31, 2014, and 2013, we had $224,883 and $222,337, respectively, accrued for benefits for this former employee under the plan, which is included in “Post retirement plan liabilities” on the Consolidated Statements of Assets and Liabilities.

NOTE 10. INCOME TAXES

We filed for the 1999 tax year to elect treatment as a RIC under Subchapter M of the Code and qualified for the same treatment for the years 2000 through 2013. However, there can be no assurance that we will qualify as a RIC for 2014 or subsequent years.

In the case of a RIC that furnishes capital to development corporations, there is an exception to the rule relating to the diversification of investments required to qualify for RIC treatment. This exception is available only to registered investment companies that the SEC determines to be principally engaged in the furnishing of capital to other corporations that are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available (“SEC Certification”). We have received SEC Certification since 1999, including for 2013, but it is possible that we may not receive SEC Certification in future years. We intend to apply for certification for 2014.

In addition, under certain circumstances, even if we qualified for Subchapter M treatment for a given year, we might take action in a subsequent year to ensure that we would be taxed in that subsequent year as a C Corporation, rather than as a RIC. As a RIC, we must, among other things, distribute at least 90 percent of our investment company taxable income and may either distribute or retain our realized net capital gains on investments.

For federal tax purposes, the Company’s 2011 through 2014 tax years remain open for examination by the tax authorities under the normal three-year statute of limitations. Generally, for state tax purposes, the Company’s 2010 through 2014 tax years remain open for examination by the tax authorities under a four-year statute of limitations.

During 2014, the Company recorded a consolidated expense of $17,896 in federal, state and local income taxes. At December 31, 2014, we had $0 accrued for federal, state and local taxes payable by the Company.

HARRIS & HARRIS GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10. INCOME TAXES  – (continued)

We pay federal, state and local taxes primarily related to sublease income generated by Ventures, which is taxed as a C Corporation. For the years ended December 31, 2014, 2013, and 2012, our income tax expense for Ventures was $16,968, $27,053 and $14,331, respectively.

Tax expense included in the Consolidated Statement of Operations consists of the following:

	2014	2013	2012
Current	$17,896	$27,994	$15,236
Total income tax expense	$17,896	$27,994	$15,236

The Company realized short- and long-term losses of $5,899,525 in 2014. The Company realized short- and long-term capital gains of $15,648,618 and $2,421,669 in 2013 and 2012, respectively. The Company offsets these gains with capital loss carryforwards and neither owed federal income taxes on the gains nor was required to distribute any portion of the gains to shareholders.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Company will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short term as permitted under previous regulation.

As of December 31, 2014, we had post-enactment loss carryforwards under the provisions of the Act of $601,720 short term and $5,297,805 long term. Post-enactment losses have no expiration date. As of December 31, 2014, we had pre-enactment loss carryforwards totaling $3,875,967, expiring in 2018. We had no post-October losses.

Continued qualification as a RIC requires us to satisfy certain investment asset diversification requirements in future years. Our ability to satisfy those requirements may not be controllable by us. There can be no assurance that we will qualify as a RIC in subsequent years.

NOTE 11. COMMITMENTS AND CONTINGENCIES

On July 21, 2014, the Company made a $216,012 investment in Accelerator IV-New York Corporation (“Accelerator”). This initial investment was part of an overall $666,667 operating commitment to Accelerator. Accelerator will be identifying emerging biotechnology companies for the Company to invest in directly. In addition to this operating commitment, the Company has a $3,333,333 investment commitment to be invested in the identified portfolio companies over a five-year period. If the Company defaults on these commitments, the other investors may purchase the Company’s shares of Accelerator for $0.001 per share. In the event of default, the Company would still be required to contribute the remaining operating commitment.

The Company’s aggregate operating and investment commitments in Accelerator amounted to $666,667 and $3,333,333, respectively. During the year ended December 31, 2014, $216,012 in capital was called, all of which related to the operating commitment. As of December 31, 2014, the Company had remaining unfunded commitments of $450,655 and $3,333,333, or approximately 67.6 percent and 100 percent, of the total operating and investment commitments, respectively. The withdrawal of contributed capital is not permitted. The transfer or assignment of capital is subject to approval by Accelerator.

On September 24, 2009, we signed a ten-year lease for approximately 6,900 square feet of office space located at 1450 Broadway, New York, New York. The lease commenced on January 21, 2010, with these

HARRIS & HARRIS GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 11. COMMITMENTS AND CONTINGENCIES  – (continued)

offices replacing our corporate headquarters previously located at 111 West 57th Street in New York City. The base rent is $36 per square foot with a 2.5 percent increase per year over the 10 years of the lease, subject to a full abatement of rent for four months and a rent credit for six months throughout the lease term. The lease expires on December 31, 2019.

We have one option to extend the lease term for a five-year period, provided that we are not in default under the lease. Annual rent during the renewal period will equal 95 percent of the fair market value of the leased premises, as determined in accordance with the lease. Upon an event of default, the lease provides that the landlord may terminate the lease and require us to pay all rent that would have been payable during the remainder of the lease or until the date the landlord re-enters the premises.

On July 1, 2008, we signed a five-year lease for office space at 420 Florence Street, Suite 200, Palo Alto, California, which commenced on August 1, 2008, and expired on August 31, 2013. On April 26, 2011, we signed a one-year lease for office space at 530 Lytton Avenue, 2nd Floor, Palo Alto, California, commencing on July 1, 2011, and expiring on June 30, 2012. The lease was renewed commencing on July 1, 2012, expiring on June 30, 2013, on July 1, 2013, expiring on June 30, 2014, and on July 1, 2014, expiring on June 30, 2015. On March 22, 2012, we signed a one-year lease for office space at 140 Preston Executive Drive, Space “L,” Cary, North Carolina, commencing on April 1, 2012, and expiring on March 31, 2013. The lease was renewed commencing on April 1, 2013, and expired on March 31, 2014. On March 17, 2014, we signed a month-to-month lease for office space at 213 Fayetteville Street, Raleigh, North Carolina, commencing on March 24, 2014, through December 31, 2014. Total rent expense for all of our office space was $299,048 in 2014; $376,360 in 2013 and $408,659 in 2012. Aggregate future minimum lease payments in each of the following years are: 2015 — $301,096; 2016 — $287,690; 2017 — $294,882; 2018 — $302,254; and 2019 — $309,811.

In the ordinary course of business, we indemnify our officers and directors, subject to certain regulatory limitations, for loss or liability related to their service on behalf of the Company, including serving on the boards of directors or as officers of portfolio companies. At December 31, 2014, and 2013, we believed our estimated exposure was minimal, and accordingly we have no liability recorded.

NOTE 12. CHANGE IN NET ASSETS PER SHARE

The following table sets forth the computation of basic and diluted per share net decreases in net assets resulting from operations for the years ended December 31, 2014, 2013, and 2012.

	2014	2013	2012
Numerator for decrease in net assets per share	$(13,570,420)	$(7,788,958)	$(19,986,900)
Denominator for basic weighted average shares	31,222,877	31,138,716	31,000,919
Basic net decrease in net assets per share resulting from operations	$(0.43)	$(0.25)	$(0.65)
Denominator for diluted weighted average shares	31,222,877	31,138,716	31,000,919
Diluted net decrease in net assets per share resulting from operations(1)	$(0.43)	$(0.25)	$(0.65)
Anti-dilutive shares by type:
Stock options	1,423,912	1,425,372	1,425,372
Restricted stock	268,705	436,518	548,000
Total anti-dilutive shares	1,692,617	1,861,890	1,973,372

HARRIS & HARRIS GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12. CHANGE IN NET ASSETS PER SHARE  – (continued)

(1)	A total of 893,000, 1,068,000 and 1,068,000 market-based shares of restricted stock were outstanding at December 31, 2014, December 31, 2013, and December 31, 2012. These shares vest when the volume-weighted stock price is at or above pre-determined stock price targets over a 30-day period. These pre-determined stock price targets range from $5.00 per share to $9.00 per share. These shares were not included in the computation of diluted net asset value per share because as of the end of the reporting period none of the pre-determined stock price targets were met.

For the years ended December 31, 2014, 2013 and 2012, the calculation of net decrease in net assets resulting from operations per diluted share did not include stock options or shares of restricted stock because such shares were anti-dilutive. Stock options and restricted stock awards may be dilutive in future periods in which there are both a net increase in net assets resulting from operations and either significant increases in our average stock price or significant decreases in the amount of unrecognized compensation cost during the period.

NOTE 13. SUBSEQUENT EVENTS

On January 21, 2015, the Company made a $195,303 follow-on investment in Nantero, Inc., a privately held portfolio company.

On January 23, 2015, the Company made a $500,000 follow-on investment in Produced Water Absorbents, Inc., a privately held portfolio company.

On January 29, 2015, the Company made a $103,500 follow-on investment in SiOnyx, Inc., a privately held portfolio company.

On January 29, 2015, the Company made a $262,215 follow-on investment in Accelerator IV-New York Corporation, a privately held portfolio company. This investment was made pursuant to our operating commitment of which $188,440 remains unfunded. We continue to have an unfunded investment commitment of $3,333,333.

On February 5, 2015, the Company made a $250,000 new investment in Orig3n, Inc., a privately held portfolio company.

On February 5, 2015, the Company made a $200,000 new investment in Phylagen, Inc., a privately held portfolio company.

On February 17, 2015, the Company made a $484,203 follow-on investment in Produced Water Absorbents, Inc., a privately held portfolio company.

On February 17, 2015, the Company made a $208,035 follow-on investment in OpGen, Inc., a privately held portfolio company.

On February 20, 2015, the Company made a $104,521 follow-on investment in Mersana Therapeutics, Inc., a privately held portfolio company.

On March 2, 2015, the Company made a $300,000 follow-on investment in Metabolon, Inc., a privately held portfolio company.

HARRIS & HARRIS GROUP, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 14. SELECTED QUARTERLY DATA (UNAUDITED)

	2014
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Total investment income	$146,291	$133,835	$93,373	$144,301
Net operating loss	$(1,975,372)	$(2,084,855)	$(1,877,603)	$(1,963,897)
Net (decrease) increase in net assets resulting from operations	$(6,475,677)	$4,328,055	$(910,852)	$(10,511,946)
Net (decrease) increase in net assets resulting from operations per average outstanding share	$(0.21)	$0.14	$(0.03)	$(0.33)

	2013
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Total investment income (loss)	$185,090	$189,963	$135,025	$(39,176)
Net operating loss	$(1,935,573)	$(1,989,938)	$(1,892,794)	$(2,203,901)
Net (decrease) increase in net assets resulting from operations	$(2,060,192)	$4,104,761	$(2,096,162)	$(7,737,365)
Net (decrease) increase in net assets resulting from operations per average outstanding share	$(0.07)	$0.13	$(0.07)	$(0.25)

HARRIS & HARRIS GROUP, INC.

FINANCIAL HIGHLIGHTS

	Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013	Year Ended Dec. 31, 2012	Year Ended Dec. 31, 2011	Year Ended Dec. 31, 2010
Per Share Operating Performance
Net asset value per share, beginning of year	$3.93	$4.13	$4.70	$4.76	$4.35
Net operating loss*	(0.25)	(0.26)	(0.28)	(0.27)	(0.25)
Net realized gain (loss) on investments*	(0.16)	0.59	0.08	0.08	(0.12)
Net (decrease) increase in unrealized appreciation on investments and written call options*(1)	(0.02)	(0.58)	(0.44)	0.07	0.71
Total from investment operations*	(0.43)	(0.25)	(0.64)	(0.12)	0.34
Net increase as a result of stock-based compensation expense*	0.03	0.04	0.09	0.06	0.07
Net decrease as a result of acquisition of vested restricted stock awards related to employee withholding	(0.01)	(0.01)	(0.02)	0.00	0.00
Total increase from capital stock transactions	0.02	0.03	0.07	0.06	0.07
Net increase as a result of other comprehensive income	(0.01)	0.02	0.00	0.00	0.00
Net (decrease) increase in net asset value	(0.42)	(0.20)	(0.57)	(0.06)	0.41
Net asset value per share, end of year	$3.51	$3.93	$4.13	$4.70	$4.76
Stock price per share, end of year	$2.95	$2.98	$3.30	$3.46	$4.38
Total return based on stock price	(1.01)%	(9.70)%	(4.62)%	(21.0)%	(4.16)%
Supplemental Data:
Net assets, end of year	$109,654,427	$122,701,575	$128,436,774	$145,698,407	$146,853,912
Ratio of expenses, excluding taxes, to average net assets	7.14%	6.62%	6.57%	6.08%	5.75%
Ratio of expenses, including taxes, to average net assets	7.15%	6.65%	6.58%	6.09%	5.75%
Ratio of net operating loss to average net assets	(6.70)%	(6.26)%	(6.07)%	(5.61)%	(5.43)%
Average debt outstanding	$0.00	$0.00	$1,679,781	$1,254,247	$0.00
Average debt per share	$0.00	$0.00	$0.05	$0.04	$0.00
Cash dividends paid per share	$0.00	$0.00	$0.00	$0.00	$0.00
Taxes payable on behalf of shareholders on the deemed dividend per share	$0.00	$0.00	$0.00	$0.00	$0.00
Number of shares outstanding, end of year	31,280,843	31,197,438	31,116,881	31,000,601	30,878,164

*	Based on average shares outstanding.
(1)	Net unrealized gains (losses) include rounding adjustments to reconcile change in net asset value per share. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” for a description of unrealized losses on investments.

The accompanying notes are an integral part of this schedule.

Schedule 12-14

HARRIS & HARRIS GROUP, INC.

INVESTMENTS IN AND ADVANCES TO AFFILIATES

Name of Issuer	Title of Issue or Nature of Indebtedness(A)	Amount of Dividends or Interest Credited to Income(B)	Value as of December 31, 2013	Gross Additions(C)	Gross Reductions(D)	Value as of December 31, 2014
MAJORITY OWNED CONTROLLED INVESTMENTS:
ProMuc, Inc.	Common Stock	$0	$1	$0	$0	$1
	Secured Convertible Bridge Note	31,091	351,074	131,090	0	482,164
SynGlyco, Inc.	Common Stock	$0	$0	$0	$0	$0
	Secured Convertible Bridge Note	25,320	78,334	93,886	0	172,220
	Series A' Convertible Preferred Stock	0	0	0	0	0
	Senior Secured Debt	47,964	831,828	0	(11,709)	820,119
	Secured Convertible Bridge Note	30,105	91,389	113,374	0	204,763
TARA Biosystems, Inc.	Common Stock	$0	$0	$20	$0	$20
	Secured Convertible Bridge Note	8,811	0	308,811	0	308,811
Total Majority Owned Controlled Investments		$143,291	$1,352,626	$647,181	$(11,709)	$1,988,098
OTHER CONTROLLED INVESTMENTS:
Senova Systems, Inc.	Series B Convertible Preferred Stock	$0	$540,000	$0	$(136,877)	$403,123
	Series B-1 Convertible Preferred Stock	0	603,960	500,000	(204,773)	899,187
	Series C Convertible Preferred Stock	8,287	0	609,349	0	609,349
	Warrants for Series B Preferred Stock	0	75,750	0	(19,187)	56,563
UberSeq, Inc.	Series Seed Convertible Preferred Stock	$0	$0	$506,159	$0	$506,159
Total Other Controlled Investments		$8,287	$1,219,710	$1,615,508	$(360,837)	$2,474,381
AFFILIATE INVESTMENTS:
ABSMaterials, Inc.	Series A Convertible Preferred Stock	$0	$471,900	$0	$(180,025)	$291,875
	Series B Convertible Preferred Stock	0	755,679	500,038	0	1,255,717
Accelerator-New York Corporation	Series A Common stock	$0	$0	$216,012	$(164,385)	$51,627
Adesto Technologies Corporation	Series A Convertible Preferred Stock	$0	$1,388,276	$264,333	$0	$1,652,609
	Series B Convertible Preferred Stock	0	1,262,070	265,387	0	1,527,457
	Series C Convertible Preferred Stock	0	449,963	182,563	0	632,526
	Series D Convertible Preferred Stock	0	1,070,067	0	(457,605)	612,462
	Series D-1 Convertible Preferred Stock	0	561,291	0	(205,132)	356,159
	Series E Convertible Preferred Stock	0	9,969,781	72,329	0	10,042,110
AgBiome, LLC	Series A-1 Convertible Preferred Stock	$0	$2,456,834	$0	$(50,624)	$2,406,210
	Series A-2 Convertible Preferred Stock	0	564,906	18,588	0	583,494
D-Wave Systems, Inc.	Series 1 Class B Convertible Preferred Stock	$0	$1,399,831	$366,884	$0	$1,766,715
	Series 1 Class C Convertible Preferred Stock	0	550,765	148,692	0	699,457
	Series 1 Class D Convertible Preferred Stock	0	1,045,569	282,274	0	1,327,843
	Series 1 Class E Convertible Preferred Stock	0	329,249	106,011	0	435,260
	Series 1 Class F Convertible Preferred Stock	0	316,338	101,855	0	418,193
	Series 1 Class H Convertible Preferred Stock	2,869	0	935,480	(64,482)	870,998
	Series 2 Class D Convertible Preferred Stock	0	829,313	223,892	0	1,053,205
	Series 2 Class E Convertible Preferred Stock	0	628,345	211,499	0	839,844
	Series 2 Class F Convertible Preferred Stock	0	603,704	203,205	0	806,909
	Warrants for Common Stock	0	37,617	79,213	0	116,830

Name of Issuer	Title of Issue or Nature of Indebtedness(A)	Amount of Dividends or Interest Credited to Income(B)	Value as of December 31, 2013	Gross Additions(C)	Gross Reductions(D)	Value as of December 31, 2014
EchoPixel, Inc.	Series Seed Convertible Preferred Stock	$0	$750,000	$562,425	$0	$1,312,425
Ensemble Therapeutics Corporation	Series B Convertible Preferred Stock	$0	$1,419,855	$0	$(359,832)	$1,060,023
	Series B-1 Convertible Preferred Stock(E)	12,535	2,679,932	0	(846,070)	1,833,862
HZO, Inc.	Common Stock(F)	$0	$1,130,362	$0	$(807,530)	$322,832
	Series I Convertible Preferred Stock(F)	0	6,095,592	206,997	(1,820,492)	4,482,097
	Series II Convertible Preferred Stock	0	0	2,113,002	0	2,113,002
Laser Light Engines, Inc.	Series A Convertible Preferred Stock	$0	$0	$0	$0	$0
	Series B Convertible Preferred Stock	0	0	0	0	0
	Convertible Bridge Notes(G)	(1,392)	164,122	33,076	(197,198)	0
Metabolon, Inc.	Series B Convertible Preferred Stock	$0	$2,997,991	$0	$(216,617)	$2,781,374
	Series B-1 Convertible Preferred Stock	0	1,199,196	0	(40,542)	1,158,654
	Series C Convertible Preferred Stock	0	2,756,500	0	(220,975)	2,535,525
	Series D Convertible Preferred Stock	0	2,304,109	0	(124,485)	2,179,624
	Series E Convertible Preferred Stock	0	1,225,000	331,847	0	1,556,847
	Warrants for Series B-1 Preferred Stock	0	216,408	268,127	0	484,535
OpGen, Inc.	Series A Convertible Preferred Stock	$0	$245,000	$361,252	$0	$606,252
	Common Stock	0	0	22,752	0	22,752
	Convertible Bridge Notes	14,450	0	834,673	0	834,673
Produced Water Absorbents, Inc.	Series A Convertible Preferred Stock	$0	$125,000	$175,215	$0	$300,215
	Series B Convertible Preferred Stock	0	1,751,641	436,631	0	2,188,272
	Series B-2 Convertible Preferred Stock	0	0	1,579,844	0	1,579,844
	Series B-3 Convertible Preferred Stock	0	0	1,430,677	0	1,430,677
	Series C Convertible Preferred Stock	0	0	1,000,268	(245,138)	755,130
	Warrants for Series B-2 Convertible Preferred Stock	0	0	65,250	(21,236)	44,014
	Subordinated Secured Non-Convertible Debt	0	0	1,000,000	(20,550)	979,450
	Convertible Bridge Note	24,746	832,789	0	(832,789)	0
SiOnyx, Inc.	Series A Convertible Preferred Stock	$0	$43,781	$0	$(43,781)	$0
	Series A-1 Convertible Preferred Stock	0	556,250	0	(556,250)	0
	Series A-2 Convertible Preferred Stock	0	788,913	0	(788,913)	0
	Series B-1 Convertible Preferred Stock	0	451,903	0	(451,903)	0
	Series C Convertible Preferred Stock	0	970,526	0	(970,526)	0
	Warrants for Series B-1 Preferred Stock	0	18,165	0	(18,165)	0
	Warrants for Common Stock	0	21,387	0	(21,387)	0
	Secured Convertible Bridge Notes	6,144	1,719,458	584,754	(2,142,927)	161,285
Ultora, Inc.	Series A Convertible Preferred Stock	$0	$1,788	$0	$(1,788)	$0
	Series B Convertible Preferred Stock	0	236,603	0	(236,603)	0
	Unsecured Bridge Notes(G)	0	0	113,997	(113,997)	0
Total Affiliate Investments		$59,352	$55,393,769	$15,299,042	$(12,221,947)	$58,470,864

(A)	Common stock, warrants, options, membership units and, in some cases, preferred stock are generally non-income producing and restricted. The principal amount of debt and the number of shares of common and preferred stock and number of membership units are shown in the accompanying Consolidated Schedules of Investments as of December 31, 2014 and 2013.
(B)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was a control or affiliate investment, as appropriate. Amounts credited to preferred or common stock represent accrued bridge note interest related to conversions that occurred during 2014.
(C)	Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees. Gross additions also include net increases in unrealized appreciation or decreases in unrealized depreciation.

(D)	Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs. Gross reductions also include net increases in unrealized depreciation or decreases in unrealized appreciation.
(E)	During 2014, our secured convertible bridge notes plus accrued interest of Ensemble Therapeutics Corporation converted into shares of Series B-1 Convertible Preferred Stock.
(F)	During 2014, our shares of Series A and Series B Convertible Preferred Stock of HZO, Inc., converted into shares of common stock and Series I Convertible Preferred Stock, respectively.
(G)	Debt security is on non-accrual status and, therefore, is considered non-income producing during the year ended December 31, 2014.
**	Information related to the amount of equity in the net profit and loss for the year for the investments listed has not been included in this schedule. This information is not considered to be meaningful owing to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting.

HARRIS & HARRIS GROUP, INC.

$10,000,000

Common Stock

Preferred Stock

Subscription Rights

Debt Securities

Warrants

The date of the Prospectus is            , 2015

PART C — OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Consolidated Financial Statements

(2)	Exhibits:

(a)(1)	Restated Certificate of Incorporation of Harris & Harris Group, Inc., dated September 23, 2005, incorporated by reference as Exhibit 3.1(a) to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010 (File No. 814-00176), filed on March 16, 2011
(a)(2)	Certificate of Amendment of the Certificate of Incorporation of Harris & Harris Group, Inc., dated May 19, 2006, incorporated by reference to Exhibit 3.1(b) to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2011 (File No. 814-00176), filed on March 14, 2012
(a)(3)	Certificate of Change of the Certificate of Incorporation of Harris & Harris Group, Inc., dated August 5, 2010, incorporated by reference as Exhibit 3 to the Registrant’s Current Report on Form 8-K (File No. 814-00176), filed on August 6, 2010
(b)	Amended and Restated By-laws, incorporated by reference as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K (File No. 814-00176), filed on August 3, 2012
(d)	Form of Specimen Certificate of Common Stock, incorporated by reference as Exhibit 4 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014 (File No. 814-00176), filed on March 16, 2015
(f)	Form of Indenture(1)
(h)	Form of Underwriting Agreement(1)
(i)(1)	Amended and Restated Harris & Harris Group, Inc. 2012 Equity Incentive Plan, incorporated by reference as Exhibit 10.6 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2011 (File No 814-00176) filed on March 14, 2012
(i)(2)	Form of Non-Qualified Stock Option Agreement, incorporated by reference as Exhibit 10.6 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014 (File No. 814-00176), filed on March 16, 2015
(i)(3)	Form of Director Restricted Stock Agreement, incorporated by reference as Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 (File No. 814-00176) filed on May 10, 2012
(i)(4)	Form of Employee Restricted Stock Agreement, incorporated by reference as Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 (File No. 814-00176) filed on May 10, 2012
(i)(5)	Employee Stock Purchase Plan, incorporated by reference to Exhibit 10.11 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2011 (File No. 814-00176) filed on March 14, 2012
(j)(1)	Custody Agreement by and between Harris & Harris Group, Inc. and Union Bank, dated March 11, 2011, incorporated by reference as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 814-00176) filed on March 14, 2011
(j)(2)	Custody Agreement by and between Harris & Harris Group, Inc. and TD Bank, N.A., dated February 24, 2011, incorporated by reference as Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 814-00176) filed on February 24, 2011
(k)(1)	Multi-Draw Term Loan Facility Credit Agreement, by and among the Registrant, as borrower, Orix Corporate Capital, Inc., as Administrative Agent, and the other lenders party thereto from time to time, incorporated by reference as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 814-00176) filed on September 30, 2013
(k)(2)	Form of Indemnification Agreement which has been established with all directors and executive officers of the Registrant, incorporated by reference as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 814-00176) filed on November 1, 2013
(k)(3)	Lease Agreement, dated September 24, 2009, between Rosh 1450 Properties LLC and Harris & Harris Group, Inc., incorporated by reference to Exhibit 10.9 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2014 (File No. 814-00176), filed on March 16, 2015
(l)	Opinion of Sutherland Asbill & Brennan LLP(1) C-2 TABLE OF CONTENTS
(m)	Not applicable
(n)(1)	Consent of Sutherland Asbill & Brennan LLP (Incorporated by reference to Exhibit l hereto)
(n)(2)	Consent of the Independent Registered Public Accounting Firm(2)
(n)(3)	Report of Independent Registered Public Accounting Firm(2)
(r)	Code of Ethics Pursuant to Rule 17j-1, incorporated by reference as Exhibit 14 to the Registrant’s Current Report on Form 8-K (File No. 814-00176), filed on August 6, 2010.
99.1	Statement of Computation of Ratios of Earnings to Fixed Charges(2)
99.2	Form of Prospectus Supplement for Common Stock Offerings(1)
99.3	Form of Prospectus Supplement For Preferred Stock Offerings(1)
99.4	Form of Prospectus Supplement For Rights Offerings(1)
99.5	Form of Prospectus Supplement For Debt Securities Offerings(1)
99.6	Form of Prospectus Supplement For Warrants Offerings(1)

(1)	To be filed by amendment.
(2)	Filed herewith.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” of the Prospectus is incorporated herein by reference, and any information concerning any underwriters will be contained in the accompanying Prospectus Supplement, if any.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the expenses to be incurred in connection with this offering described in this Registration Statement:

SEC Registration Fee	$1,162
FINRA filing fee	2,000
Nasdaq listing fee	*
Printing expenses (other than stock certificates)	*
Accounting fees and expenses	*
Legal fees and expenses	*
Miscellaneous	*
Total	*

Note: Except the SEC registration fee and the FINRA filing fee, all listed amounts are estimates.

*	To be provided by amendment.

Item 28. Persons Controlled by or Under Common Control with Company

Direct Subsidiary

At December 31, 2014	Organized under laws of	Percentage of voting securities owned by the Registrant
H&H Ventures Management, Inc.	Delaware	100%

Indirect Subsidiary

We indirectly control Harris Partners I, L.P. The partners are H&H Ventures Management, Inc. (sole general partner) and the Company (sole limited partner).

In addition, we may be deemed to control certain portfolio companies. See “General Description of Our Portfolio Companies” in the Prospectus.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of shareholders of our common stock as of May 7, 2015:

Title of Class	Number of Record Holders
Common stock, par value $0.01 per share	112

Item 30. Indemnification

Article 8 (“Article 8”) of our Certificate of Incorporation, as adopted by our board of directors in October 1992, and approved by our shareholders in December 1992 and restated in September 2005 and amended in May 2006, provides for the indemnification of our directors and officers to the fullest extent permitted by applicable New York law, subject to the applicable provisions of the 1940 Act.

Scope of Indemnification Under New York Law.  NYBCL §§721 – 725 generally provide that a director or officer of a New York corporation who is made or threatened to be made a party to any, action or proceeding by reason of the fact that such person was a director or officer of the corporation (i) shall be entitled to indemnification by the corporation for all expenses of litigation when such director or officer is successful on the merits or otherwise, (ii) may be indemnified by the corporation in any non-derivative action for judgments, fines, and amounts paid in settlement of, and reasonable expenses incurred as a result of such action or proceeding, although such director or officer is not successful on the merits, if such director or officer acted in good faith and for a purpose such director or officer reasonably believed to be in the best interests of the corporation (and, in criminal actions or proceedings, had no reasonable cause to believe that such director’s or officer’s conduct was unlawful), and (iii) may be indemnified by the corporation in any derivative action (i.e., a suit by a shareholder alleging a breach of a duty owed to the corporation by a director or officer) for amounts paid in settlement and reasonable expenses actually and necessarily incurred in connection with the defense or settlement of such action or in connection with an appeal of such action even if such director or officer is not successful on the merits, if such director or officer acted in good faith, for a purpose which such director or officer believed to be in the best interests of the corporation. However, no indemnification may be made in accordance with clause (iii) if the director or officer is adjudged liable to the corporation, unless the court in which the action was brought or a court of competent jurisdiction determines upon application that in view of all of the circumstances of the case, such director or officer is entitled to indemnification. The indemnification described in clauses (ii) and (iii) above may be made only upon a determination by (i) the board of the corporation acting by a quorum of disinterested directors upon a finding that the director or officer has met the standard of conduct set forth in clauses (ii) and (iii) above or (ii) by the board, if a quorum of disinterested directors is not available, upon the opinion of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct in clauses (ii) and (iii) has been met, or (iii) the shareholders upon a finding that indemnification is proper because the applicable standard of conduct in clauses (ii) and (iii) has been met. In addition, litigation expenses may be advanced to a director or officer prior to the final disposition of such litigation upon receipt of an undertaking by or on behalf of such director or officer to repay all advanced expenses if it is ultimately determined that such director or officer is not entitled to be indemnified or, where indemnification is granted, to repay advanced expenses to the extent such expenses exceed the indemnification to which such director or officer is entitled. The indemnification and advancement of expenses provided for by NYBCL §§721 – 725 are not deemed exclusive of any rights the indemnitee may have under any by-law, agreement, vote of shareholders or disinterested directors, or otherwise. When any action with respect to indemnification of directors and officers is taken by way of amendment to the by-laws, resolution of directors, or by agreement, the corporation must mail a statement specifying the action taken to its shareholders of record no later than the date of the next annual meeting of shareholders, unless such meeting is held within three months from the date of such action, in which case the statement must be mailed within fifteen months after the date of the action taken.

The foregoing provisions are subject to Section 17(h) of the 1940 Act, which provides that neither the certificate of incorporation or by-laws nor any agreement may protect any director or officer against any liability to the Company or any of its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

The Indemnification Agreement.  Pursuant to the Indemnification Agreement, the Company would indemnify the indemnified director or officer (the “Indemnitee”) to the fullest extent permitted by New York law as in effect at the time of execution of the Indemnification Agreement and to such fuller extent as New York law may permit in the future, subject in each case to the applicable provisions of the 1940 Act. An Indemnitee would be entitled to receive indemnification against all judgments rendered, fines levied, and other assessments (including amounts paid in settlement of any claims, if approved by the Company), plus all reasonable costs and expenses (including attorneys’ fees) incurred in connection with the defense of any threatened, pending, or completed action or proceeding, whether civil, criminal, administrative, or investigative (an “Action”), related to or arising from (i) any actual or alleged act or omission of the Indemnitee at any time as a director, officer, employee, or agent of the Company or any of its affiliates or subsidiaries, or (ii) the Indemnitee’s past, present, or future status as a director, officer, employee or agent of the Company or any of its affiliates or subsidiaries. An Indemnitee would also be entitled to advancement of all reasonable costs and expenses incurred in the defense of any Action upon a finding by a court or an opinion of independent counsel that the Indemnitee is more likely than not to prevail. If the Company makes any payment to the Indemnitee under the Indemnification Agreement and it is ultimately determined that the Indemnitee was not entitled to be indemnified, the Indemnitee would be required to repay the Company for all amounts paid to the Indemnitee under the Indemnification agreement. An Indemnitee would not be entitled to Indemnification or advancement of expenses under the Indemnification Agreement with respect to any proceeding or claim brought by him against the Company.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

We maintain directors’ and officers’ liability insurance.

Item 31. Business and Other Connections of Investment Adviser

Not applicable.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Harris & Harris Group, Inc., 1450 Broadway, 24th Floor, New York, New York, 10018; and
(2)	the Transfer Agent, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.
(3)	the Custodian, Union Bank, 350 California St, 8th Fl, San Francisco, CA 94104.

Item 33. Management Services

Global Shares provides stock plan administration services for our Equity Incentive Plan. The total cost of these services for fiscal years ending December 31, 2012, 2013 and 2014 were $18,000, $18,000 and $18,000, respectively.

Item 34. Undertakings

1.	We undertake to suspend the offering of shares until we amend our prospectus if:
(1)	subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from our net asset value per share as of the effective date of the Registration Statement; or
(2)	the net asset value increases to an amount greater than our net proceeds as stated in the Prospectus.
2.	Not applicable.
3.	Registrant undertakes in the event that the securities being registered are to be offered to existing shareholders pursuant to warrants or rights, and any securities not taken by shareholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent underwriting thereof. Registrant further undertakes that if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall file a post-effective amendment to set forth the terms of such offering.
4.	We hereby undertake:
(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:
(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
(2)	to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and
(3)	to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.
(b)	that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;
(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and
(d)	that for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c),(d) or (e) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining our liability under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

We undertake that in a primary offering of our securities pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, we will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;
(2)	the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about us or our securities provided by or on our behalf; and
(3)	any other communication that is an offer in the offering made by us to the purchaser.
(f)	to file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the Securities Act, in the event the shares of the Registrant are trading below its net asset value per share and either (a) the Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (b) the Registrant has concluded that a fundamental change has occurred in its financial position or results of operations.
5.	We hereby undertake:
(a)	that for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of Prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of Prospectus filed by the Company pursuant to Rule 497(e) and Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and
(b)	that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
6.	We hereby undertake to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.
7.	The Registrant undertakes to file a post-effective amendment to the registration statement pursuant to Section 8(c) of the Securities Act of 1933 in connection with any rights offering off of the registration statement that will result in greater than 15% dilution to the net asset value per share of the Registrant’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 8th day of May, 2015.

HARRIS & HARRIS GROUP, INC.

By:	/s/ Douglas W. Jamison Name: Douglas W. Jamison Title: Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

Power of Attorney

The undersigned directors and officers of Harris & Harris Group, Inc. hereby constitute and appoint Douglas W. Jamison and Patricia N. Egan and each of them with full power to act without the other and with full power of substitution and resubstitution, our true and lawful attorneys-in-fact with full power to execute in our name and behalf in the capacities indicated below this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments to this Registration Statement and to sign any and all additional registration statements relating to the same offering of securities as this Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and thereby ratify and confirm that all such attorneys-in-fact, or any of them, or their substitutes shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Douglas W. Jamison Douglas W. Jamison	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	May 8, 2015
/s/ Patricia N. Egan Patricia N. Egan	Chief Financial Officer and Chief Compliance Officer (Principal Financial Officer)	May 8, 2015
/s/ W. Dillaway Ayres, Jr. W. Dillaway Ayres, Jr.	Director	May 8, 2015
/s/ Phillip A. Bauman Dr. Phillip A. Bauman	Director	May 8, 2015
/s/ Stacy Brandom Stacy Brandom	Director	May 8, 2015
/s/ Charles E. Ramsey Charles E. Ramsey	Director	May 8, 2015
/s/ Richard P. Shanley Richard P. Shanley	Director	May 8, 2015